                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                               File No. 33-14363
                                                               File No. 811-5162

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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   X
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         Pre-Effective Amendment No.
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         Post-Effective Amendment No.         41                          X
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                                       AND

                                                                      ---------
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           X
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         Amendment No.                        41
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                               DELAWARE VIP TRUST
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               (Exact Name of Registrant as Specified in Charter)

  2005 Market Street, Philadelphia, Pennsylvania                19103-7094
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    (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, including Area Code:            800 523-1918
                                                               ------------

  Richelle S. Maestro, Esquire, 2005 Market Street, Philadelphia, PA 19103-7094
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                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                             April 29, 2004
                                                                 --------------

It is proposed that this filing will become effective:

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            Immediately upon filing pursuant to paragraph (b)
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     X      on April 29, 2004 pursuant to paragraph (b)
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            60 days after filing pursuant to paragraph (a) (1)
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            on (date) pursuant to paragraph (a)(1)
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            75 days after filing pursuant to paragraph (a) (2)
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            on (date) pursuant to paragraph (a)(2) of Rule 485
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If appropriate:

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            this post-effective amendment designates a new effective date for a previously filed post-effective amendment
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                             --- C O N T E N T S ---


This Post-Effective Amendment No. 41 to Registration File No. 33-14363 includes the following:

          1. Facing Page

          2. Contents Page

          3. Part A - Prospectuses

          4. Part B - Statement of Additional Information

          5. Part C - Other Information

          6. Signatures

                               DELAWARE VIP TRUST

                 DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES
                                 STANDARD CLASS

                      SUPPLEMENT TO THE SERIES' PROSPECTUS
                              DATED APRIL 30, 2004


The following information replaces the section of the Prospectuses titled "Financial Highlights" on page 14:

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES

------------------------------------------------------------------ ------------------------------------------------------------
STANDARD CLASS
                                                                                                              Year Ended 12/31
------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------
                                                                         2003        2002        2001         2000        1999
------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------
------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------
Net asset value, beginning of period                                  $11.550     $13.900     $17.940      $18.630     $16.480
------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------

------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------
Net investment income(1)                                                0.373       0.254       0.277        0.387       0.371
------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                             4.355     (1.556)     (2.578)      (0.340)       2.161
                                                                        -----     -------     -------      -------       -----
------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------
Total from investment operations                                        4.728     (1.302)     (2.301)        0.047       2.532
                                                                        -----     -------     -------        -----       -----
------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------

------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------
Net investment income                                                 (0.314)     (0.284)     (0.435)      (0.405)     (0.356)
------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------
Net realized gain on investments                                      (0.304)     (0.764)     (1.304)      (0.332)     (0.026)
                                                                      -------     -------     -------      -------     -------
------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------
Total dividends and distributions                                     (0.618)     (1.048)     (1.739)      (0.737)     (0.382)
                                                                      -------     -------     -------      -------     -------
------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------

------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------
Net asset value, end of period                                        $15.660     $11.550     $13.900      $17.940     $18.630
                                                                      =======     =======     =======      =======     =======
------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------

------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------
Total return(2)                                                         43.44%    (10.40%)    (12.83%)        0.53%      15.76%
------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------

------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------
RATIOS AND SUPPLEMENTAL DATA:
------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------
Net assets, end of period (000 omitted)                              $167,813    $142,065    $191,481     $270,167    $304,060
------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------
Ratio of expenses to average net assets                                 0.98%       0.98%       0.95%        0.95%       0.92%
------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------
Ratio of expenses to average net assets prior to
      expense limitation and expenses paid indirectly                   0.99%       1.02%       1.01%        1.02%       0.94%
------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------
Ratio of net investment income to average net assets                    2.96%       1.99%       1.84%        2.24%       2.16%
------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------
Ratio of net investment income to average net assets prior to
      expense limitation and expenses paid indirectly                   2.95%       1.95%       1.78%        2.17%       2.14%
------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------
Portfolio turnover                                                        11%         13%         11%           9%          9%
------------------------------------------------------------------ ----------- ----------- ----------- ------------ -----------

 (1) The average shares outstanding method has been applied for per share information.
 (2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

This Supplement is dated April 29, 2004.

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)







                               DELAWARE VIP TRUST

                          Delaware VIP Balanced Series
                                 Service Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP Balanced Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

.................................................................................
Overview                                                   page 2
Delaware VIP Balanced Series                                    2
.................................................................................
How we manage the Series                                   page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Series                            8
Investment manager                                             10
Portfolio managers                                             10
Who's who?                                                     11

.................................................................................
Important information about the Series                    page 12
Share classes                                                  12
Salesperson and life company compensation                      12
Purchase and redemption of shares                              12
Valuation of shares                                            12
Dividends, distributions and taxes                             13
Certain management considerations                              13
.................................................................................

Financial highlights                                      page 14

OVERVIEW: DELAWARE VIP BALANCED SERIES

What is the Series' goal? Delaware VIP Balanced Series seeks a balance of capital appreciation, income and preservation of capital. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? Under normal circumstances, the Series will invest at least 25% of its net assets in equity securities and at least 25% of its net assets in various types of fixed-income securities. In addition, we invest in various types of fixed-income securities including U.S. government securities and corporate bonds. We invest primarily in common stocks of established companies we believe have the potential for long-term capital appreciation. Funds with this mix of securities are commonly known as balanced funds.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

   o  Investors with long-term financial goals.

   o  Investors looking for stocks and bonds combined in a single investment.

   o  Investors seeking a measure of capital preservation.

Who should not invest in the Series

   o  Investors with short-term financial goals.

   o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP Balanced Series Service Class. We show returns for the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The performance presented does not reflect any separate account fees, which would reduce the returns. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 3 for additional information about the expense caps.

Year-by-year total return (Delaware VIP Balanced Series Service Class)


       -7.76%                     -16.40%                    18.90%
--------------------------------------------------------------------------------
        2001                        2002                      2003


During the period illustrated in this bar chart, the Class' highest quarterly return was 15.47% for the quarter ended December 2001 and its lowest quarterly return was -16.97% for the quarter ended September 2001.

Average annual returns for periods ending 12/31/03


                                 Delaware VIP
                                Balanced Series        S&P 500            Lehman Brothers
                                 Standard Class         Index           Aggregate Bond Index
------------------------------------------------------------------------------------------------
  1 year                             18.90%             28.67%                 4.10%
  Lifetime (Inception 5/1/00)        -1.83%             -5.61%                 8.82%


The Series' returns are compared to the performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. The Lehman Brothers Aggregate Bond Index measures the performance of approximately 5,500 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. Neither index is a perfect comparison to Delaware VIP Balanced Series since the S&P 500 Index does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks. You should remember that unlike the Series, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


What are the Series' fees and expenses?(1)
----------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your                Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                   purchases as a percentage of offering price            none
Service Class.
                                                              Maximum contingent deferred sales charge (load)
                                                                 as a percentage of original purchase price or
                                                                 redemption price, whichever is lower                   none

                                                              Maximum sales charge (load) imposed on
                                                                 reinvested dividends                                   none

                                                              Redemption fees                                           none

                                                              Exchange fees                                             none

----------------------------------------------------------------------------------------------------------------------------
Annual Series operating expenses are deducted                 Management fees                                          0.65%
from the Series' assets.
                                                              Distribution and service (12b-1) fees(2)                 0.30%

                                                              Other expenses                                           0.12%

                                                              Total operating expenses                                 1.07%

                                                              Fee waivers and payments(2),(3)                         (0.05%)

                                                              Net expenses                                             1.02%

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This example is intended to help you compare the              1 year                                                    $104
cost of investing in the Series to the cost of investing
in other mutual funds with similar investment                 3 years                                                   $335
objectives. We show the cumulative amount of Series
expenses on a hypothetical investment of $10,000              5 years                                                   $585
with an annual 5% return over the time shown.(4)
This is an example only, and does not represent future        10 years                                                $1,301
expenses, which may be greater or less than those
shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) Service Class shares subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2005 to no more than 0.25% of average daily net assets. Prior to May 1, 2003, the Board of Trustees had set the fee at an annual rate of 0.15% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP Balanced Series is a type of total return fund that invests in both stocks and bonds to pursue a three-pronged investment objective: capital appreciation, current income and preservation of capital. We blend several investment strategies to manage this Series.

We seek capital appreciation by investing primarily in common stocks of companies we believe have:

   o reasonably priced equity securities with strong, consistent and predictable earnings growth rates;

   o  strong, capable management teams and competitive products or services; and

   o  an attractive debt to capitalization ratio or strong cash flow.

To seek current income and help preserve capital, we generally invest at least 25% of the Series' net assets in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. Each bond in the portfolio will typically have a maturity between one and 30 years, and the average maturity of the portfolio will typically be between one and ten years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

Delaware VIP Balanced Series uses the same investment strategy as Delaware Balanced Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.




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                                                                        How we use them
                 Securities                                        Delaware VIP Balanced Series
------------------------------------------------------------------------------------------------------------

Common stocks: Securities that represent shares of        Generally, we invest up to 75% of net assets in
ownership in a corporation. Stockholders                  common stocks.
participate in the corporation's profits and
losses, proportionate to the number of shares they
own.

Convertible securities: Usually preferred stocks          The Series may invest in convertible securities;
or corporate bonds that can be exchanged for a set        however, we will not invest more than 10% of the
number of shares of common stock at a                     net assets of the Series in convertible securities
predetermined price. These securities offer higher        that are rated below investment grade by a
appreciation potential than nonconvertible bonds          nationally recognized statistical ratings
and greater income potential than nonconvertible          organization (NRSRO) or in securities that are
preferred stocks.                                         unrated but deemed equivalent to non-investment
                                                          grade.

Mortgage-backed securities: Fixed-income                  There is no limit on government-related
securities that represent pools of mortgages, with        mortgage-backed securities or on privately issued
investors receiving principal and interest                mortgage-backed securities that are fully
payments as the underlying mortgage loans are paid        collateralized by government securities. We may
back. Many are issued and guaranteed against              invest up to 20% of net assets in mortgage-backed
default by the U.S. government or its agencies or         securities issued by private companies if the
instrumentalities, such as the Federal Home Loan          securities are not collateralized by the U.S.
Mortgage Corporation, Fannie Mae and the                  government, or its agencies or instrumentalities.
Government National Mortgage Association. Others          However, these securities must be rated at the
are issued by private financial institutions, with        time of purchase in one of the four highest
some fully collateralized by certificates issued          categories by an NRSRO such as S&P or Moody's.
or guaranteed by the U.S. government or its               They must also represent interests in whole-loan
agencies or instrumentalities.                            mortgages, multi-family mortgages, commercial
                                                          mortgages and other mortgage collateral supported
                                                          by a first mortgage lien on real estate. The
                                                          privately issued securities we invest in are
                                                          either CMOs or REMICs (see below).

Collateralized mortgage obligations (CMOs):               See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is the mortgages that are grouped
into different pools according to their maturity.

Real estate mortgage investment conduits (REMICs):        See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is a fixed pool of mortgages
secured by an interest in real property. Like
CMOs, REMICs offer different pools.

Asset-backed securities: Bonds or notes backed by         We invest only in asset-backed securities rated in
accounts receivables including home equity,               one of the four highest categories by an NRSRO.
automobile or credit loans.

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                                                                        How we use them
                 Securities                                        Delaware VIP Balanced Series
------------------------------------------------------------------------------------------------------------

Corporate bonds:  Debt obligations issued by a            We focus on bonds rated in one of the four highest
corporation.                                              categories by an NRSRO (or, if unrated, deemed
                                                          equivalent), with maturities typically between one
                                                          and 30 years.

Repurchase agreements: An agreement between a             Typically, we use repurchase agreements as a
buyer, such as the Series, and a seller of                short-term investment for the Series' cash
securities in which the seller agrees to buy the          position. In order to enter into these repurchase
securities back within a specified time at the            agreements, the Series must have collateral of
same price the buyer paid for them, plus an amount        102% of the repurchase price. The Series will only
equal to an agreed upon interest rate. Repurchase         enter into repurchase agreements in which the
agreements are often viewed as equivalent to cash.        collateral is U.S. government securities.

American Depositary Receipts (ADRs): Certificates         We may invest without limitation in ADRs.
issued by a U.S. bank that represent the bank's
holding of a stated number of shares of a foreign
corporation. An ADR entitles the holder to all
dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and
sold the same as U.S. securities.

Interest rate swap and index swap agreements: In          We may use interest rate swaps to adjust the
an interest rate swap, a series receives payments         Series' sensitivity to interest rates, or to hedge
from another party based on a floating interest           against changes in interest rates.
rate in return for making payments based on a
fixed interest rate. An interest rate swap can            Index swaps may be used to gain exposure to
also work in reverse, with a series receiving             markets that the Series invests in or as a
payments based on a fixed interest rate and making        substitute for futures options or forward
payments based on a floating interest rate. In an         contracts if such contracts are not directly
index swap, a series receives gains or incurs             available to the Series on favorable terms.
losses based on the total return of an index, in
exchange for making fixed or floating interest            Interest rate swaps and index swaps will be
rate payments to another party.                           considered illiquid securities (see below).

Restricted and illiquid securities: Restricted            We may invest up to 10% of net assets in illiquid
securities are privately placed securities whose          securities. For this Series, the 10% limit
resale is restricted under securities law.                includes restricted securities such as privately
                                                          placed securities that are eligible for resale
Illiquid securities are securities that do not            only among certain institutional buyers without
have a ready market, and cannot be easily sold            registration, which are commonly known as Rule
within seven days at approximately the price that         144A Securities, and repurchase agreements with
a series has valued them.                                 maturities of over seven days.

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The Series may also invest in other securities including real estate investment trusts, options, U.S. Treasury securities and foreign securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis The Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if the Series sold and replaced all of the securities valued at 100% of its net assets within one year, if for example the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Balanced Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------
                                                                        How we strive to manage them
                     Risks                                              Delaware VIP Balanced Series
------------------------------------------------------------------------------------------------------------

Market risk: The risk that all or a majority of           We maintain a long-term investment approach and
the securities in a certain market--like the stock        focus on stocks we believe can appreciate over an
or bond market--will decline in value because of          extended time frame regardless of interim market
factors such as economic conditions, future               fluctuations. We do not try to predict overall
expectations or investor confidence.                      stock market movements and generally do not trade
                                                          for short-term purposes.

                                                          We diversify the Series' assets among two major
                                                          categories of investments--stocks and bonds--which
                                                          tend to increase and decline in value in different
                                                          economic or investment conditions.

                                                          In evaluating the use of an index swap, we
                                                          carefully consider how market changes could affect
                                                          the swap and how that compares to us investing
                                                          directly in the market the swap is intended to
                                                          represent.

Industry and security risk: The risk that the             We limit the amount of the Series' assets invested
value of securities in a particular industry or           in any one industry and in any individual
the value of an individual stock or bond will             security. We also follow a rigorous selection
decline because of changing expectations for the          process before choosing securities for the
performance of that industry or for the individual        portfolio.
company issuing the stock or bond.

Interest rate risk: The risk that securities,             We do not try to increase return by predicting and
particularly bonds with longer maturities, will           aggressively capitalizing on interest rate moves.
decrease in value if interest rates rise.                 Instead, we aim to keep the interest rate risk
                                                          similar to the Lehman Brothers Aggregate Bond
Swaps may be particularly sensitive to interest           Index.
rate changes. Depending on the actual movements of
interest rates and how well the portfolio manager         We will not invest in swaps with maturities of
anticipates them, a series could experience a             more than two years. Each business day we
higher or lower return than anticipated.                  calculate the amount the Series must pay for swaps
                                                          it holds and will segregate cash or other liquid
                                                          securities to cover that amount.

------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                        How we strive to manage them
                     Risks                                              Delaware VIP Balanced Series
------------------------------------------------------------------------------------------------------------

Foreign risk: The risk that foreign securities may        We typically invest only a small portion of the
be adversely affected by political instability            Series' portfolio in foreign securities. When we
(including governmental seizures or                       do purchase foreign securities, they are often
nationalization of assets), changes in currency           denominated in U.S. dollars. We also tend to avoid
exchange rates, foreign economic conditions or lax        markets where we believe accounting principles or
regulatory and accounting standards. Foreign              the regulatory structure are underdeveloped.
markets may also be less efficient, less liquid,
have greater price volatility, less regulation and
higher transaction costs than U.S. markets.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

Liquidity risk: The possibility that securities           We limit exposure to illiquid securities. Swap
cannot be readily sold within seven days at               agreements will be treated as illiquid securities,
approximately the price that the Series values            but most swap dealers will be willing to
them.                                                     repurchase interest rate swaps.

------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.65% of average daily net assets for the last fiscal year.

Portfolio managers

Stephen R. Cianci and Paul Grillo have primary responsibility for making day-to-day investment decisions for the fixed-income portion of Delaware VIP Balanced Series. Steven T. Lampe and Michael S. Morris have primary responsibility for making the day-to-day investment decisions for the equity portion of the Series.

Stephen R. Cianci, Vice President/Senior Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments in 1992 and assumed responsibility for maintaining the Fixed-Income Department's investment grade analytical systems. These responsibilities included portfolio analysis and the analysis of mortgage-backed and asset-backed securities. Mr. Cianci is an Adjunct Professor of finance at Widener University and a CFA charterholder. He has been co-managing the fixed-income portion of the Series since April 2000.

Paul Grillo, Vice President/Senior Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.He has been co-managing the fixed-income portion of the Series since April 2000.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at PriceWaterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. He has been co-managing the equity portion of the Series since November 2001.

Michael S. Morris, Vice President/Senior Equity Analyst, holds a BS from Indiana University with a major in finance. He joined Delaware Investments in 1999. Previously he served as Senior Equity Analyst at Pilgrim Baxter, covering financial stocks. He has 10 years of investment management experience. Mr. Morris is a CFA charterholder and a member of the Bank and Financial Analysts Association. He has been co-managing the equity portion of the Series since November 2001.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers/dealers and other financial intermediaries.

Custodian  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

--------------------------------------------------------------------------------
                                                         Service Class*
--------------------------------------------------------------------------------
Commission (%)                                                      -

Fee to Dealer                                                   0.30%

*Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2005.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends, if any, are paid annually. Capital gain distributions, if any, normally will be made following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.


Delaware VIP Balanced Series

-------------------------------------------------------------------------------------------------------------


                                                                              Year ended 12/31      5/1/00(2)
Service Class                                                    2003        2002      2001(1)    to 12/31/00
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.170     $13.720      $15.230       $15.080

Income (loss) from investment operations:
Net investment income(3)                                        0.186       0.238        0.308         0.246

Net realized and unrealized gain (loss) on investments          1.867      (2.421)      (1.498)        0.024
                                                              -------    --------     --------      --------

Total from investment operations                                2.053      (2.183)      (1.190)        0.270

Less dividends and distributions from:
Net investment income                                          (0.343)     (0.367)      (0.320)       (0.120)

Net realized gain on investments                                    -           -            -             -
                                                              -------    --------     --------      --------

Total dividends and distributions                              (0.343)     (0.367)      (0.320)       (0.120)
                                                              -------    --------     --------      --------

Net asset value, end of period                                $12.880     $11.170      $13.720       $15.230
                                                              =======     =======     ========      ========

Total return(4)                                                18.90%     (16.40%)      (7.76%)        1.91%
Ratios and supplemental data:

Net assets, end of period (000 omitted)                            $5          $4           $5            $5

Ratio of expenses to average net assets                         0.99%       0.90%        0.88%         0.94%

Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly                1.02%       0.91%        0.88%         0.94%

Ratio of net investment income to average net assets            1.58%       1.95%        2.22%         2.39%

Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly       1.55%       1.94%        2.22%         2.39%

Portfolio turnover                                               231%        303%         336%          179%
-------------------------------------------------------------------------------------------------------------

(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.009, an increase in net realized and unrealized gain
     (loss) per share of $0.009, and a decrease in the ratio of net investment income to average net assets of 0.07%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP BALANCED SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.



Investment Company Act File No. 811-5162


Delaware Series Symbol                                      CUSIP
                                                            -----
Delaware VIP Balanced Series
(Service Class)                                         246493100






Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                      Delaware VIP Capital Reserves Series
                                 Service Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP Capital Reserves Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS
..................................................................
Overview                                                   page 2
Delaware VIP Capital Reserves Series                            2
..................................................................
How we manage the Series                                   page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Series                            9
Investment manager                                             10
Portfolio managers                                             10
Who's who?                                                     11
..................................................................

Important information about the Series                    page 12
Share classes                                                  12
Salesperson and life company compensation                      12
Purchase and redemption of shares                              12
Valuation of shares                                            12
Dividends, distributions and taxes                             13
Certain management considerations                              13

..................................................................
Financial highlights                                      page 14

OVERVIEW: DELAWARE VIP CAPITAL RESERVES SERIES

What are the Series' goal? Delaware VIP Capital Reserves Series seeks a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in short- and intermediate-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by U.S. government securities and debt securities issued by U.S. corporations.

Delaware VIP Capital Reserves Series is not a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates. The Series is designed for greater stability of income at a relatively higher level; consequently, the principal value will fluctuate over time. The Series will attempt to provide investors with yields higher than those available in money market vehicles by extending the average maturity of the bonds in its portfolio beyond what is typically associated with money market funds.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by adverse changes in interest rates or, in the case of corporate bonds, by poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

  o Investors with long-term financial goals.

  o Investors looking for relatively stable and high income flow.

  o Investors looking for the security associated with a portfolio of high quality fixed-income securities.

Who should not invest in the Series

  o Investors with short-term financial goals.

  o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP Capital Reserves Series Service Class. We show returns for the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The performance presented does not reflect any separate account fees, which would reduce the returns. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 4 for additional information about the expense caps.


Year-by-year total return (Delaware VIP Capital Reserves Series Service Class)

     8.23%     6.84%     4.21%
----------------------------------
     2001      2002      2003

During the period illustrated in this bar chart, the Class' highest quarterly return was 4.12% for the quarter ended September 2001 and its lowest quarterly return was -2.21% for the quarter ended March 2002.


Average annual returns for periods ending 12/31/03


                                   Delaware VIP             Lehman Brothers
                              Capital Reserves Series   Intermediate Government/
                                   Service Class              Credit Index
--------------------------------------------------------------------------------
1 year                                 4.21%                      4.31%
Lifetime (Inception 5/1/00)            7.41%                      8.69%

The Series' returns are compared to the performance of the Lehman Brothers Intermediate Government/Credit Index. The Lehman Brothers Intermediate Government/Credit Index is based on all publicly issued intermediate government and corporate debt securities with an average maturity of four to five years. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Series' fees and expenses?(1)
---------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your              Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                 purchases as a percentage of offering price                   none
Service Class.
                                                            Maximum contingent deferred sales charge (load)
                                                               as a percentage of original purchase price or
                                                               redemption price, whichever is lower                          none

                                                            Maximum sales charge (load) imposed on
                                                               reinvested dividends                                          none

                                                            Redemption fees                                                  none

                                                            Exchange fees                                                    none
---------------------------------------------------------------------------------------------------------------------------------

Annual Series operating expenses are deducted               Management fees                                                 0.50%
from the Series' assets.
                                                            Distribution and service (12b-1) fees(2)                        0.30%

                                                            Other expenses                                                  0.13%

                                                            Total operating expenses                                        0.93%

                                                            Fee waivers and payments(2,3)                                  (0.05%)

                                                            Net expenses                                                    0.88%
---------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare                1 year                                                            $90
the cost of investing in the Series to the
cost of investing in other mutual funds with                3 years                                                          $291
similar investment objectives. We show the
cumulative amount of Series expenses on a                   5 years                                                          $510
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(4) This               10 years                                                       $1,138
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) Service Class shares subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2005 to no more than 0.25% of average daily net assets. Prior to May 1, 2003, the Board of Trustees had set the fee at an annual rate of 0.15% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP Capital Reserves Series is a type of current income fund that invests in a variety of high quality fixed-income securities which provide high income potential.

We will strive to reduce the effects of interest rate volatility on principal by maintaining an intermediate average maturity for the Series. The average weighted maturity of the Series' portfolio will normally range from five to seven years. It will not exceed ten years. We will decide where to position the portfolio within this permissible maturity range based on our perception of the direction of interest rates and the risks in the fixed-income markets. If, in our judgment, interest rates are relatively high and borrowing requirements in the economy are weakening, we will generally extend the average weighted maturity of the Series. Conversely, if we believe interest rates are relatively low and borrowing requirements appear to be strengthening, we may shorten the average weighted maturity. We have the ability to purchase individual securities with a remaining maturity of up to 15 years.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

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                                                                                          How we use them
                        Securities                                              Delaware VIP Capital Reserves Series
-----------------------------------------------------------------------------------------------------------------------------------

Direct U.S. Treasury obligations include Treasury bills,           We may invest without limit in U.S. Treasury securities,
notes and bonds of varying maturities. U.S. Treasury               though they are typically not our largest holding because
securities are backed by the "full faith and credit" of the        they generally do not offer as high a level of current
United States.                                                     income as other fixed-income securities.

Mortgage-backed securities: Fixed-income securities that           There is no limit on government-related mortgage-backed
represent pools of mortgages, with investors receiving             securities or on privately issued mortgage-backed securities
principal and interest payments as the underlying mortgage         that are fully collateralized by government securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                  We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage          securities issued by private companies if the securities are
Corporation, Fannie Mae and the Government National Mortgage       not collateralized by the U.S. government, or its agencies
Association. Others are issued by private financial                or instrumentalities. However, these securities must be
institutions, with some fully collateralized by certificates       rated at the time of purchase in one of the four highest
issued or guaranteed by the U.S. government or its agencies        categories by a nationally recognized statistical ratings
or instrumentalities.                                              organization (NRSRO) such as S&P or Moody's. They must also represent interests in whole-loan mortgages, multi-family
                                                                   mortgages, commercial mortgages and other mortgage
                                                                   collateral supported by a first mortgage lien on real
                                                                   estate. The privately issued securities we invest in are
                                                                   either CMOs or REMICs (see below).

Collateralized mortgage obligations (CMOs): Privately issued       See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.

Real estate mortgage investment conduits (REMICs): Privately       See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.

Asset-backed securities: Bonds or notes backed by accounts         We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit            the four highest categories by an NRSRO.
loans.

Corporate debt: Debt obligations issued by a corporation,          We focus on corporate debt with investment grade ratings,
including corporate notes, bonds and other debt securities.        that is bonds rated BBB or better by S&P or Baa or better by
                                                                   Moody's. We may invest in debt that is unrated, if we
                                                                   believe the quality of the securities is comparable to the ratings above.

Certificates of deposit and obligations of both U.S. and           We may invest in certificates of deposit from banks that
foreign banks: Debt instruments issued by a bank that pay          have assets of at least one billion dollars.
interest.
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                                                                                          How we use them
                        Securities                                              Delaware VIP Capital Reserves Series
-----------------------------------------------------------------------------------------------------------------------------------
Corporate commercial paper: Short-term debt obligations with       We may invest in commercial paper that is rated P-1 or P-2
maturities ranging from 2 to 270 days, issued by companies.        by Moody's and/or A-1 or A-2 by S&P.

Repurchase agreements: An agreement between a buyer, such as       Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller         investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at       into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal       collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are         only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                collateral is U.S. government securities.

Interest rate swap and index swap agreements: In an interest       We may use interest rate swaps to adjust the Series'
rate swap, a series receives payments from another party           sensitivity to interest rates, or to hedge against changes
based on a floating interest rate in return for making             in interest rates.
payments based on a fixed interest rate. An interest rate
swap can also work in reverse, with a series receiving             Index swaps may be used to gain exposure to markets that the
payments based on a fixed interest rate and making payments        Series invests in or as a substitute for futures options or
based on a floating interest rate. In an index swap, a             forward contracts if such contracts are not directly
series receives gains or incurs losses based on the total          available to the Series on favorable terms.
return of an index, in exchange for making fixed or floating
interest rate payments to another party.                           Interest rate swaps and index swaps will be considered
                                                                   illiquid securities (see below).

Restricted and illiquid securities: Restricted securities          We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted         securities. For this Series, the 10% limit includes
under securities law.                                              restricted securities such as privately placed securities
                                                                   that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready        institutional buyers without registration, which are
market, and cannot be easily sold within seven days at             commonly known as Rule 144A Securities, and repurchase
approximately the price that a series has valued them.             agreements with maturities of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also enter into options and purchase depositary receipts. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not borrow money in excess of one-third of the value of its net assets.

Portfolio turnover We anticipate that the Series' annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if the Series sold and replaced all of the securities valued at 100% of its net assets within one year, if for example the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Capital Reserves Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 How we strive to manage them
                       Risks                                                 Delaware VIP Capital Reserves Series
-----------------------------------------------------------------------------------------------------------------------------------

Market risk: The risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond             fixed-income securities that we believe can continue to make
market--will decline in value because of factors such as           interest and principal payments over an extended time frame
economic conditions, future expectations or investor               regardless of interim market fluctuations. We do not try to
confidence.                                                        predict overall bond market movements and generally do not trade for short-term purposes.

Industry and security risk: The risk that the value of             We diversify the Series' portfolio. We also follow a
securities in a particular industry or the value of an             rigorous selection process before choosing securities for
individual stock or bond will decline because of changing          the portfolio.
expectations for the performance of that industry or for the individual company issuing the stock or bond.

Interest rate risk: The risk that securities, particularly         We do not try to increase return by predicting and
bonds with longer maturities, will decrease in value if            aggressively capitalizing on interest rate moves.
interest rates rise.
                                                                   We will not invest in interest rate swaps with maturities of
Swaps may be particularly sensitive to interest rate               more than two years. Each business day we calculate the
changes. Depending on the actual movements of interest rates       amount the Series must pay for swaps it holds and will
and how well the portfolio manager anticipates them, a             segregate cash or other liquid securities to cover that
series could experience a higher or lower return than              amount.
anticipated.

Credit risk: The risk that there is the possibility that a         We may hold securities rated in the fourth category of
bond's issuer (or an entity that insures the bond) will be         investment grade; however, we carefully evaluate their
unable to make timely payments of interest and principal.          creditworthiness before purchasing the security.

Debt securities rated in the fourth category of investment         If the rating of a corporate debt security held by the
grade (e.g., BBB by S&P or Baa by Moody's) may have                Series falls below the fourth rating grade or if we
speculative characteristics. Changes in economic conditions        determine that an unrated security is no longer of
or other circumstances are more likely to affect issuers'          comparable quality, we will dispose of the security as soon
ability to make principal and interest payments.                   as practical, unless we think that would be detrimental in light of market conditions.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 How we strive to manage them
                       Risks                                                 Delaware VIP Capital Reserves Series
-----------------------------------------------------------------------------------------------------------------------------------

Prepayment risk: The risk that homeowners will prepay              We take into consideration the likelihood of prepayment when
mortgages during periods of low interest rates, forcing an         we select mortgages. We may look for mortgage securities
investor to reinvest their money at interest rates that            that have characteristics that make them less likely to be
might be lower than those on the prepaid mortgage.                 prepaid, such as low outstanding loan balance or
                                                                   below-market interest rates.

Liquidity risk: The possibility that securities cannot be          We limit exposure to illiquid securities. Swap agreements
readily sold within seven days at approximately the price          will be treated as illiquid securities, but most swap
that a series values them.                                         dealers will be willing to repurchase interest rate swaps.
-----------------------------------------------------------------------------------------------------------------------------------


Investment manager

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.50% of average daily net assets for the last fiscal year.

Portfolio managers

Stephen R. Cianci and Paul Grillo have primary responsibility for making day-to-day investment decisions for the Delaware VIP Capital Reserves Series. They became co-managers of the Series in April 2000.

Stephen R. Cianci, Vice President/Senior Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of finance at Widener University and a CFA charterholder. He has been managing the fixed-income portion of the Series since April 2000.

Paul Grillo, Vice President/Senior Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. He has been managing the fixed-income portion of the Series since April 2000.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.


                                                     Service Class*
          ---------------------------------------------------------
          Commission (%)                                          -

          12b-1 Fee to Dealer                                 0.30%

*Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2005.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Dividends, distributions and taxes

Dividends, if any, are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Capital Reserves Series
----------------------------------------------------------------------------------------------------------------------------
                                                                                          Year ended 12/31      5/1/00(2) to
Service Class                                                    2003              2002            2001(1)          12/31/00
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $9.970            $9.760             $9.530            $9.210

Income from investment operations:

Net investment income                                           0.308             0.406              0.519             0.389

Net realized and unrealized gain on investments                 0.105             0.243              0.249             0.320
                                                              -------            ------             ------            ------
Total from investment operations                                0.413             0.649              0.768             0.709
                                                              -------            ------             ------            ------
Less dividends and distributions from:

Net investment income                                          (0.383)           (0.439)            (0.538)           (0.389)
                                                              -------            ------             ------            ------
Total dividends and distributions                              (0.383)           (0.439)            (0.538)           (0.389)
                                                              -------            ------             ------            ------
Net asset value, end of period                                $10.000            $9.970             $9.760            $9.530
                                                              =======            ======             ======            ======
Total return(3)                                                 4.21%             6.84%              8.23%             7.88%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                            $6                $6                 $6                $5

Ratio of expenses to average net assets                         0.85%             0.77%              0.73%             0.73%

Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      0.88%             0.77%              0.73%             0.73%

Ratio of net investment income to average net assets            3.14%             4.06%              5.31%             6.25%

Ratio of net investment income to average net assets prior to
   expense limitation and expenses paid indirectly              3.11%             4.06%              5.31%             6.25%

Portfolio turnover                                               438%              427%               290%              177%
----------------------------------------------------------------------------------------------------------------------------

(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.019, an increase in net realized and unrealized gain (loss) per share of $0.019, and a decrease in the ratio of net investment income to average net assets of 0.20%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(2) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP CAPITAL RESERVES SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Investment Company Act File No. 811-5162

Delaware Series Symbol                                    CUSIP
                                                          -----
Delaware VIP Capital Reserves Series
(Service Class)                                         246493571


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                        Delaware VIP Cash Reserve Series
                                 Service Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP Cash Reserve Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
..................................................................
Overview                                                   page 2
Delaware VIP Cash Reserve Series                                2
..................................................................
How we manage the Series                                   page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Series                            7
Investment manager                                              7
Who's who?                                                      8
..................................................................

Important information about the Series                     page 9
Share classes                                                   9
Salesperson and life company compensation                       9
Purchase and redemption of shares                               9
Valuation of shares                                             9
Dividends, distributions and taxes                             10
Certain management considerations                              10
..................................................................
Financial highlights                                      page 11

OVERVIEW: DELAWARE VIP CASH RESERVE SERIES

What is the Series' goal? Delaware VIP Cash Reserve Series seeks to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value of $1 per share. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.

Delaware VIP Cash Reserve Series is a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates.

We maintain an average maturity of 90 days or less. Also, we do not purchase any instruments with an effective remaining maturity of more than 397 days (approximately 13 months). We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

What are the main risks of investing in the Series? Delaware VIP Cash Reserve Series will be affected primarily by declines in interest rates that would reduce the income provided by the Series. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Series seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series.

Who should invest in the Series

  o Investors with short-term financial goals.

  o Investors who do not want an investment whose value may fluctuate over the short term.

  o Investors who are looking for a short-term, relatively safe investment to complement more long-term investments in their portfolio.

Who should not invest in the Series

  o Investors with long-term financial goals.

  o Investors looking for relatively high income flow.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP Cash Reserve Series Service Class. We show returns for the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The performance presented does not reflect any separate account fees, which would reduce the returns. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 4 for additional information about the expense caps.

Year-by-year total return (Delaware VIP Cash Reserve Series Service Class)

     3.75%          1.13%          0.40%
----------------------------------------------
     2001           2002           2003


During the period illustrated in this bar chart, the Class' highest quarterly return was 1.34% for the quarter ended March 2001 and its lowest quarterly return was 0.04% for the quarter ended December 2003.

Average annual returns for periods ending 12/31/03

                                                          Delaware VIP
                                                      Cash Reserve Series
                                                          Service Class
-------------------------------------------------------------------------
1 year                                                        0.40%

Lifetime (Inception 5/1/00)                                   2.52%

What are the Series' fees and expenses?(1)
-------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your                Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                   purchases as a percentage of offering price               none
Service Class.
                                                              Maximum contingent deferred sales charge (load)
                                                                 as a percentage of original purchase price or
                                                                 redemption price, whichever is lower                      none

                                                              Maximum sales charge (load) imposed on
                                                                 reinvested dividends                                      none

                                                              Redemption fees                                              none

                                                              Exchange fees                                                none

-------------------------------------------------------------------------------------------------------------------------------
Annual Series operating expenses are deducted                 Management fees                                             0.45%
from the Series' assets.
                                                              Distribution and service (12b-1) fees(2)                    0.30%

                                                              Other expenses                                              0.13%

                                                              Total operating expenses                                    0.88%

                                                              Fee waivers and payments(2,3)                              (0.05%)

                                                              Net expenses                                                0.83%
-------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare                  1 year                                                        $85
the cost of investing in the Series to the
cost of investing in other mutual funds with                  3 years                                                      $276
similar investment objectives. We show the
cumulative amount of Series expenses on a                     5 years                                                      $483
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(4) This                 10 years                                                   $1,080
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) Service Class shares subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2005 to no more than 0.25% of average daily net assets. Prior to May 1, 2003, the Board of Trustees had set the fee at an annual rate of 0.15% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

We invest primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.

We maintain an average maturity of 90 days or less. Also, we do not purchase any securities with an effective remaining maturity of more than 397 days (approximately 13 months). We may shorten or lengthen the Series' average maturity based on our analysis of interest rate trends.

We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

Delaware VIP Cash Reserve Series uses the same investment strategy as Delaware Cash Reserve Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

The securities we typically invest in

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                                                                                      How we use them
                        Securities                                            Delaware VIP Cash Reserve Series
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Direct U.S. Treasury obligations include Treasury bills,           We may invest without limit in U.S. Treasury securities. We
notes and bonds of varying maturities. U.S. Treasury               would typically invest in Treasury bills or longer term
securities are backed by the "full faith and credit" of the        Treasury securities whose remaining effective maturity is
United States.                                                     less than 13 months.

Certificates of deposit and obligations of both U.S. and           We may invest in certificates of deposit from banks that
foreign banks: Debt instruments issued by a bank that pay          have assets of at least one billion dollars.
interest.

Investments in foreign banks and overseas branches of U.S.
banks may be subject to less stringent regulations and different risks than U.S. domestic banks.

Corporate commercial paper and other corporate obligations:        We may invest in commercial paper and other corporate
Short-term debt obligations with maturities ranging from 2         obligations rated in one of the two highest ratings
to 270 days, issued by companies.                                  categories by at least two nationally recognized statistical ratings organizations (NRSROs). The purchase of a security that does not possess those ratings must be approved by the
                                                                   Board of Trustees in accordance with the maturity, quality and diversification conditions with which taxable money
                                                                   markets must comply. The Series will not invest more than 5%
                                                                   of its total assets in securities rated in the second
                                                                   highest category by an NRSRO.

Repurchase agreements: An agreement between a buyer, such as       Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller         investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at       into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal       collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are         only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                collateral is U.S. government securities.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in asset-backed securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. Following are the chief risks you assume when investing in the Delaware VIP Cash Reserve Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                How we strive to manage them
                        Risks                                                Delaware VIP Cash Reserve Series
-----------------------------------------------------------------------------------------------------------------------------------

Interest rate risk: The risk that securities, particularly         Because the Series invests in short-term securities, the
bonds with longer maturities, will decrease in value if            value of its investments is generally not affected by
interest rates rise.                                               interest rate risk. However, a decline in interest rates
                                                                   would adversely affect the level of income provided by the
                                                                   Series.

Credit risk: The risk that there is the possibility that a         The Series holds only high quality short-term securities.
bond's issuer (or an entity that insures the bond) will be         Therefore it is generally not subject to significant credit
unable to make timely payments of interest and principal.          risk.

                                                                   We limit our investments to those which the Board of
                                                                   Trustees has determined to involve minimal credit risks and to be of high quality and which will otherwise meet the
                                                                   maturity, quality and diversification conditions with which taxable money market funds must comply.

Inflation risk: The risk that the return from your                 The Series is designed for short-term investment goals and
investments will be less than the increase in the cost of          therefore may not outpace inflation over longer time
living due to inflation, thus preventing you from reaching         periods. For this reason, the Series is not recommended as a
your financial goals.                                              primary investment for people with long-term goals.
-----------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.45% of average daily net assets for the last fiscal year.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                         Service Class*
         --------------------------------------------------------------
         Commission (%)                                               -

         12b-1 Fee to Dealer                                      0.30%

*Pursuant to the Series' 12b-1 plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2005.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. The Series is managed to maintain a constant $1 per share net asset value although there is no assurance that this objective can be achieved. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We strive to manage the value of the Series' securities to stabilize the Series' NAV at $1.00 per share. Although we make every effort to maintain a stable NAV, there is no assurance that we will always be able to do so. We calculate NAV by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. We value the Series' portfolio securities at amortized cost.

Dividends, distributions and taxes

Dividends, if any, are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Cash Reserve Series
----------------------------------------------------------------------------------------------------------------------------
                                                                                          Year ended 12/31      5/1/00(1) to
Service Class                                                    2003           2002(2)            2001(2)       12/31/00(2)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $1.000            $1.000             $1.000            $1.000
                                                               ------            ------             ------            ------
Income from investment operations:

Net investment income                                           0.004             0.011              0.037             0.039
                                                               ------            ------             ------            ------
Total from investment operations                                0.004             0.011              0.037             0.039
                                                               ------            ------             ------            ------
Less dividends and distributions from:

Net investment income                                          (0.004)           (0.011)            (0.037)           (0.039)
                                                               ------            ------             ------            ------
Total dividends and distributions                              (0.004)           (0.011)            (0.037)           (0.039)
                                                               ------            ------             ------            ------
Net asset value, end of period                                 $1.000            $1.000             $1.000            $1.000
                                                               ======            ======             ======            ======
Total return(3)                                                 0.40%             1.13%              3.75%             4.01%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                            $5                $5                 $5                $5

Ratio of expenses to average net assets                         0.80%             0.74%              0.75%             0.79%

Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      0.83%             0.74%              0.75%             0.79%

Ratio of net investment income to average net assets            0.38%             1.11%              3.63%             5.90%

Ratio of net investment income to average net assets prior to
   expense limitation and expenses paid indirectly              0.35%             1.11%              3.63%             5.90%
----------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Effective December 20, 2002, the Series declared a 10 for 1 share split. Per share data for periods prior to this date have been restated to reflect this share split.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP CASH RESERVE SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Investment Company Act File No. 811-5162

Delaware Series Symbol                                   CUSIP
                                                         -----
Delaware VIP Cash Reserve Series
(Service Class)                                         246493308



Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



                               DELAWARE VIP TRUST

                     Delaware VIP Diversified Income Series
                                 Service Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP Diversified Income Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
.................................................................................
Overview                                                   page 2
Delaware VIP Diversified Income Series                          2
.................................................................................
How we manage the Series                                   page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Series                           11
Investment manager and sub-advisor                             15
Portfolio managers                                             15
Who's who?                                                     16
.................................................................................

Important information about the Series                    page 17
Share classes                                                  17
Salesperson and life company compensation                      17
Purchase and redemption of shares                              17
Valuation of shares                                            17
Dividends, distributions and taxes                             18
Certain management considerations                              18
.................................................................................
Financial highlights                                      page 19

OVERVIEW: DELAWARE VIP DIVERSIFIED SERIES

What is the Series' goal? Delaware VIP Diversified Income Series seeks maximum long-term total return consistent with reasonable risk. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in bonds allocated among three sectors of the fixed-income market. These sectors include:

   o the High-Yield Sector, consisting of high-yielding, higher risk, lower-rated, or unrated fixed-income securities that we believe to be similarly rated, issued by U.S. companies. (These involve higher risks and are commonly known as junk bonds.)

   o the Investment Grade Sector, consisting of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies.

   o the International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies. (An issuer is considered to be from the country where it is located, where the majority of its assets are located, or where it generates the majority of its operating income.)

We determine the amount of the Series' assets that will be allocated to each of the three sectors based on our analysis of economic and market conditions, and our assessment of the returns and potential for appreciation from each sector. We will periodically reallocate the Series' assets.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The Series is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, high-yield bonds are rated below investment grade and are subject to a higher risk that issuers will be unable to make interest or principal payments, particularly under adverse economic conditions. Foreign investing involves risks related to currency valuations, political instability, economic instability or lax accounting and regulatory standards. The Series may have a portfolio turnover rate in excess of 100%, which can result in increased transaction costs for investors and may affect the Series' performance. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

   o  Investors with long-term financial goals.

   o Investors looking for an investment that offers professional allocation among key types of fixed-income securities.

   o Investors looking for a fixed-income investment that offers potential for high current income and total return.

Who should not invest in the Series

   o  Investors with short-term financial goals.

   o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

What are the Series' fees and expenses?
These tables and example do not include any fees or sales charges imposed by your variable contract. If they were included, your cost would be higher.

----------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your investments     Maximum sales charge (load) imposed on
when you buy or sell shares of the Service Class.                 purchases as a percentage of offering price           none

                                                               Maximum contingent deferred sales charge (load)
                                                                  as a percentage of original purchase price or
                                                                  redemption price, whichever is lower                  none

                                                               Maximum sales charge (load) imposed on
                                                                  reinvested dividends                                  none

                                                               Redemption fees                                          none

                                                               Exchange fees                                            none

----------------------------------------------------------------------------------------------------------------------------
Annual Series operating expenses are deducted from the         Management fees                                         0.65%
Series' assets.
                                                               Distribution and service (12b-1) fees(1)                0.30%

                                                               Other expenses(2)                                       0.94%

                                                               Total operating expenses                                1.89%

                                                               Fee waivers and payments(1,3)                          (0.84%)

                                                               Net expenses                                            1.05%

----------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of       1 year                                                   $107
investing in the Series to the cost of investing in other
mutual funds with similar investment objectives. We show the   3 years                                                  $512
cumulative amount of Series expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time shown.(4) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.

(1) Service Class shares subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2005 to no more than 0.25% of average daily net assets. Prior to May 1, 2003, the Board of Trustees had set the fee at an annual rate of 0.15% of average daily net assets.

(2)  Other expenses are based on estimated amounts for the current fiscal year.

(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.
(4) The Series' actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through three.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP Diversified Income Series is a type of fixed-income fund that invests in three distinct sectors of the fixed-income market as it pursues its investment objective of seeking maximum long-term total return consistent with reasonable risk. Certain economic and market events generally may have a greater impact on certain types of bonds. By spreading the portfolio assets among three key types of bonds, we strive to reduce the affect that such events might have on the portfolio. The foundation of our strategy is the belief that when one or more bond sectors are not performing well, the others may continue to provide high income and appreciation potential, helping to support the Series' performance.

Following are the three key sectors we focus on, as well as our general investment approach in each sector:

   o In the Investment Grade Sector, we select U.S. government and high-quality corporate bonds primarily on the basis of their income potential. In periods of slower U.S. economic growth, these bonds might also provide a stabilizing influence on the portfolio, which could enhance total return.

   o In the High Yield Sector, we purchase U.S. high-yield corporate bonds to increase the portfolio's income potential. These bonds are of lower quality and involve the risk that the issuing companies may not be able to pay interest or repay principal. However, we carefully select the high-yield bonds for the portfolio after evaluating both the company's fundamental strength and the bond's liquidity.

   o In the International Sector, we select foreign bonds to add diversification to the portfolio. Because foreign markets are often affected by different economic cycles than the U.S., foreign bonds may experience performance cycles that are different as well. In selecting foreign bonds for the portfolio, we strive to manage the risk associated with foreign investing through a thorough analysis of the bond's issuer and the inflation trends in the country where the bond is issued.

In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. Under normal circumstances, as little as 5% or as much as 50% of the Series' assets may be invested in each of the High-Yield Sector and International Sector. Under normal circumstances, there is no minimum or maximum limit on the amount of the Series' assets that may be invested in the Investment Grade Sector.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.


----------------------------------------------------------------------------------------------------------------------------
                                                                              How we use them
                        Securities                               Delaware VIP Diversified Income Series
----------------------------------------------------------------------------------------------------------------------------

High-yield corporate bonds: Debt obligations issued by a       The Series may invest up to 50% of net assets in high-yield
corporation and rated lower than investment grade by a         corporate bonds. Emphasis is typically on those rated BB or
nationally recognized statistical ratings organization         Ba by an NRSRO.
(NRSRO) such as S&P or Moody's. High-yield bonds are issued
by corporations that have poor credit quality and may have     We carefully evaluate an individual company's financial
difficulty repaying principal and interest.                    situation, its management, the prospects for its industry
                                                               and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor
                                                               ratings. The Series may invest in unrated bonds if we
                                                               believe their credit quality is comparable to the rated
                                                               bonds we are permitted to invest in. Unrated bonds may be
                                                               more speculative in nature than rated bonds.

U.S. government securities: Direct U.S. obligations            The Series may invest without limit in direct U.S.
including bills, notes, bonds as well as other debt            government obligations.
securities issued by the U.S. Treasury or securities of U.S.
government agencies or instrumentalities which are backed by the full faith and credit of the United States.

Mortgage-backed securities: Fixed-income securities that       We may invest without limit in government-related
represent pools of mortgages, with investors receiving         mortgage-backed securities or fully collateralized privately
principal and interest payments as the underlying mortgage     issued mortgage-backed securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or
instrumentalities, such as the Federal Home Loan Mortgage
Corporation, Fannie Mae and the Government National Mortgage
Association. Others are issued by private financial
institutions, with some fully collateralized by certificates issued or guaranteed by the U.S. government or its agencies
or instrumentalities.

Collateralized Mortgage Obligations (CMOs) and Real Estate     The Series may invest in CMOs and REMICs. Certain CMOs and
Mortgage Investment Conduits (REMICs): CMOs are privately      REMICs may have variable or floating interest rates and
issued mortgage-backed bonds whose underlying value is the     others may be stripped. Stripped mortgage securities are
mortgages that are collected into different pools according    generally considered illiquid and to such extent, together
to their maturity. They are issued by U.S. government          with any other illiquid investments, will not exceed the
agencies and private issuers. REMICs are privately issued      Series' limit on illiquid securities. In addition, subject
mortgage-backed bonds whose underlying value is a fixed pool   to certain quality and collateral limitations, the Fund may
of mortgages secured by an interest in real property. Like     invest up to 20% of its total assets in CMOs and REMICs
CMOs, REMICs offer different pools.                            issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so called non-agency mortgage backed securities.

Asset-backed securities: Bonds or notes backed by accounts     We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit        the four highest categories by an NRSRO.
loans.
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                              How we use them
                        Securities                               Delaware VIP Diversified Income Series
----------------------------------------------------------------------------------------------------------------------------

Investment grade corporate bonds: Debt obligations issued by   The Series may invest without limit in investment grade
a corporation rated in one of the four highest categories by   corporate bonds.
an NRSRO (or, if unrated, that we believe are of equal
quality). Debt securities within the top three categories by an NRSRO comprise what are known as high-grade bonds and are regarded as having a strong ability to pay principal and
interest. Securities in the fourth category by an NRSRO are
known as medium-grade bonds and are regarded as having an
adequate capacity to pay principal and interest but with
greater vulnerability to adverse economic conditions and
speculative characteristics.

Foreign government securities and foreign corporate bonds:     We may invest in foreign government securities and primarily
Foreign government securities issued by foreign governments    focus on better quality bonds with investment-grade credit
or supranational entities. A supranational entity is an        ratings. The Series may also invest in securities issued by
entity established or financially supported by the national    supranational entities, which are typically of higher
governments of one or more countries. The International Bank   quality.
for Reconstruction and Development (more commonly known as
the World Bank) is one example of a supranational entity.      We may invest in both rated and unrated foreign securities.
Foreign corporate bonds are debt obligations issued by a       We may invest both in investment grade securities and
foreign corporation                                            non-investment grade (i.e., those rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by
                                                               another NRSRO.)

                                                               However, we will limit investment in foreign securities of issuers located in emerging or developing countries that are rated below investment grade to no more than 5% of the
                                                               Series' net assets.

Zero coupon bonds and payment-in-kind bonds: Zero coupon       We may invest in zero coupon bonds and payment in kind
securities are debt obligations which do not entitle the       bonds, though we do not expect this to be a significant
holder to any periodic payments of interest prior to           component of our strategy. The market prices of these bonds
maturity or a specified date when the securities begin         are generally more volatile than the market prices of
paying current interest. Therefore, they are issued and        securities that pay interest periodically and are likely to
traded at a price lower than their face amounts or par         react to changes in interest rates to a greater degree than
value. Payment-in-kind bonds pay interest or dividends in      interest-paying bonds having similar maturities and credit
the form of additional bonds or preferred stock.               quality. They may have certain tax consequences which, under certain conditions, could be adverse to the Series.
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                              How we use them
                        Securities                               Delaware VIP Diversified Income Series
----------------------------------------------------------------------------------------------------------------------------

Options and futures: Options represent a right to buy or       At times when we anticipate adverse conditions, we may want
sell a security or group of securities at an agreed upon       to protect gains on securities without actually selling
price at a future date. The purchaser of an option may or      them. We might use options or futures to neutralize the
may not choose to go through with the transaction.             effect of any price declines, without selling the bond or
                                                               bonds, or as a hedge against changes in interest rates.
Futures contracts are agreements for the purchase or sale of
securities at a specified price, on a specified date. Unlike   Use of these strategies can increase the operating costs of
an option, a futures contract must be executed unless it is    the Series and can lead to loss of principal.
sold before the settlement date.

Options and futures are generally considered to be derivative securities.

Brady Bonds: These are debt securities issued under the        We may invest in Brady Bonds. We believe that the economic
framework of the Brady Plan, an initiative for debtor          reforms undertaken by countries in connection with the
nations to restructure their outstanding external              issuance of Brady Bonds makes the debt of countries that
indebtedness (generally, commercial bank debt). Brady Bonds    have issued Brady Bonds or those that have announced plans
tend to be of lower quality and more speculative than          to issue them a viable opportunity for investment.
securities of developed country issuers.

Foreign currency transactions: A forward contract involves     We may invest in securities issued in any currency and may
an obligation to purchase or sell a specific currency at a     hold foreign currency.
future date at a price set at the time of the contract.
Forward contracts are used to "lock-in" the price of a         Although the Series values its assets daily in terms of U.S.
security that will be purchased or sold, in terms of U.S.      dollars, we do not convert our holdings of foreign
dollars or other currencies.                                   currencies into U.S. dollars on a daily basis. We may,
                                                               however, from time to time, purchase or sell foreign
                                                               currencies and/or engage in forward foreign currency
                                                               transactions in order to expedite settlement of portfolio
                                                               transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a cash basis at the spot rate prevailing in the foreign currency exchange
                                                               market or through a forward foreign currency contract or
                                                               forward contract. The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series' current security or currency holdings. It may also use forward contracts if it has agreed to sell a
                                                               security and wants to "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Series will not use
                                                               forward contracts for speculative purposes.

                                                               These transactions may increase the Series' expenses.
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                              How we use them
                        Securities                               Delaware VIP Diversified Income Series
----------------------------------------------------------------------------------------------------------------------------

American Depositary Receipts (ADRs), European Depositary       The Series may invest in sponsored and unsponsored ADRs.
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs   Such ADRs that the Fund may invest in will be those that are
are receipts issued by a U.S. depositary (usually a U.S.       actively traded in the United States.
bank) and EDRs and GDRs are receipts issued by a depositary
outside of the U.S. (usually a non-U.S. bank or trust          In conjunction with its investments in foreign securities,
company or a foreign branch of a U.S. bank). Depositary        the Series may also invest in sponsored and unsponsored EDRs
receipts represent an ownership interest in an underlying      and GDRs.
security that is held by the depositary. Generally, the
underlying security represented by an ADR is issued by a
foreign issuer and the underlying security represented by an
EDR or GDR may be issued by a foreign or U.S. issuer.
Sponsored depositary receipts are issued jointly by the
issuer of the underlying security and the depositary, and
unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying
security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends or capital
gains that are made on the underlying security.

Short-Term Debt Investments: These instruments include (1)     The Series may invest in these instruments either as a means
time deposits, certificates of deposit and bankers             to achieve its investment objective or, more commonly, as
acceptances issued by a U.S. commercial bank; (2) commercial   temporary defensive investments or pending investment in the
paper of the highest quality rating; (3) short-term debt       Series' principal investment securities. When investing all
obligations with the highest quality rating; (4) U.S.          or a significant portion of its assets in these instruments,
government securities; and (5) repurchase agreements           the Series may not be able to achieve its investment
collateralized by those instruments.                           objective.

Time Deposits: Time deposits are non-negotiable deposits       Time deposits maturing in more than seven days will not be
maintained in a banking institution for a specified period     purchased by the Series, and time deposits maturing from two
of time at a stated interest rate.                             business days through seven calendar days will not exceed
                                                               15% of the total assets of the Series.

Repurchase agreements: An agreement between a buyer, such as   Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller     investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at   into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal   collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are     only enter into repurchase agreements in which the
often viewed as equivalent to cash.                            collateral is U.S. government securities.
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                              How we use them
                        Securities                               Delaware VIP Diversified Income Series
----------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose       We may invest in privately placed securities, including
resale is restricted under securities law.                     those that are eligible for resale only among certain
                                                               institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                               are determined to be illiquid may not exceed the Series' 10%
                                                               limit on illiquid securities, which is described below.

Interest rate swap and index swap agreements: In an interest   We may use interest rate swaps to adjust the Series'
rate swap, a series receives payments from another party       sensitivity to interest rates, or to hedge against changes
based on a floating interest rate in return for making         in interest rates.
payments based on a fixed interest rate. An interest rate
swap can also work in reverse, with a series receiving         Index swaps may be used to gain exposure to markets that the
payments based on a fixed interest rate and making payments    Series invests in or as a substitute for futures options or
based on a floating interest rate. In an index swap, a         forward contracts if such contracts are not directly
series receives gains or incurs losses based on the total      available to the Series on favorable terms.
return of an index, in exchange for making fixed or floating
interest rate payments to another party.                       Interest rate swaps and index swaps will be considered
                                                               illiquid securities (see below).

Illiquid securities: Securities that do not have a ready       We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at         securities, including repurchase agreements with maturities
approximately the price that a series has valued them.         of over seven days.
----------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including real estate investment trusts. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover may be greater than 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year, if for example the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Diversified Income Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


----------------------------------------------------------------------------------------------------------------------------
                                                                               How we strive to manage them
                      Risks                                               Delaware VIP Diversified Income Series
----------------------------------------------------------------------------------------------------------------------------

Market risk: The risk that all or a majority of the            We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond         bonds that we believe will continue to pay interest
market--will decline in value because of factors such as       regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor           predict overall bond market or interest rate movements and
confidence.                                                    generally do not trade for short-term purposes.

Index swaps are subject to the same market risks as the        In evaluating the use of an index swap, we carefully
investment market or sector that the index represents.         consider how market changes could affect the swap and how
Depending on the actual movements of the index and how well    that compares to us investing directly in the market the
the portfolio managers forecast those movements, a series      swap is intended to represent.
could experience a higher or lower return than anticipated.

Industry and security risk: The risk that the value of         We diversify the Series' assets across three distinct
securities in a particular industry or the value of an         sectors of the bond market and among a wide variety of
individual stock or bond will decline because of changing      individual issuers.
expectations for the performance of that industry or for the individual company issuing the stock or bond.

Interest rate risk: The risk that securities will decrease     The Series is subject to interest rate risk. We cannot
in value if interest rates rise. The risk is greater for       eliminate that risk, but we do strive to manage it by
bonds with longer maturities than for those with shorter       monitoring economic conditions.
maturities.
                                                               We will not invest in swaps with maturities of more than two
Swaps may be particularly sensitive to interest rate           years. Each business day we will calculate the amount the
changes. Depending on the actual movements of interest rates   Series must pay for any swaps it holds and will segregate
and how well the portfolio managers anticipate them, a         cash or other liquid securities to cover that amount.
series could experience a higher or lower return than
anticipated.
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                               How we strive to manage them
                      Risks                                               Delaware VIP Diversified Income Series
----------------------------------------------------------------------------------------------------------------------------

Credit risk: The possibility that a bond's issuer (or an       Our careful, credit-oriented bond selection and our
entity that insures the bond) will not be able to make         commitment to hold a diversified selection of high-yield
timely payments of interest and principal.                     bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails    Our holdings of high quality investment grade bonds are less
the risk of principal loss, which may be greater than the      subject to credit risk and may help to balance any credit
risk involved in investment grade bonds. High-yield bonds      problems experienced by individual high-yield bond issuers
are sometimes issued by companies whose earnings at the time   or foreign issuers.
the bond is issued are less than the projected debt payments
on the bonds.                                                  When selecting dealers with whom we would make interest rate or index swap agreements, we focus on those with high
Some analysts believe a protracted economic downturn would     quality ratings and do careful credit analysis before
severely disrupt the market for high-yield bonds, adversely    investing.
affect the value of outstanding bonds and adversely affect
the ability of high-yield issuers to repay principal and
interest. It is likely that protracted periods of economic
uncertainty would cause increased volatility in the market
prices of high-yield bonds, an increase in the number of
high-yield bond defaults and corresponding volatility in a
series' net asset value.

If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.

Futures and options risk: The possibility that a series may    We will use options and futures for defensive purposes, such
experience a significant loss if it employs an option or       as to protect gains in the portfolio without actually
futures strategy related to a security or a market index and   selling the security or to neutralize the impact of interest
that security or index moves in the opposite direction from    rate changes. We will not use futures and options for
what the portfolio managers anticipated. Futures and options   speculative reasons or in an effort to enhance return.
also involve additional expenses, which could reduce any
benefit or increase any loss to a series using the strategy.

Foreign risk: The risk that foreign securities may be          The Series will attempt to reduce foreign investing risks
adversely affected by political instability (including         through portfolio diversification, credit analysis and
governmental seizures or nationalization of assets), changes   attention to trends in the world economies, industries and
in currency exchange rates, foreign economic conditions or     financial markets.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have          We carefully evaluate the political and economic situations
greater price volatility, less regulation and higher           in the countries where we invest and take these risks into
transaction costs than U.S. markets.                           account before we select securities for the portfolio.
                                                               However, there is no way to eliminate foreign risks when
                                                               investing internationally.
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                               How we strive to manage them
                      Risks                                               Delaware VIP Diversified Income Series
----------------------------------------------------------------------------------------------------------------------------

Foreign government securities risk: The ability of a foreign   The Series attempts to reduce the risks associated with
government or government related issuer to make timely and     investing in foreign governments by limiting the portion of
ultimate payments on its external debt obligations. This       portfolio assets that may be invested in such securities.
ability to make payments will be strongly influenced by the
issuer's balance of payments, including export performance,
its access to international credits and investments,
fluctuations in interest rates and the extent of its foreign reserves.

Currency risk: The risk that the value of an investment may    We may try to hedge currency risk by purchasing foreign
be negatively affected by changes in foreign currency          currency exchange contracts. By agreeing to purchase or sell
exchange rates. Adverse changes in exchange rates may reduce   foreign securities at a pre-set price on a future date, the
or eliminate any gains produced by investments that are        Series strives to protect the value of the stock it owns
denominated in foreign currencies and may increase any         from future changes in currency rates. We will use forward
losses.                                                        currency exchange contracts only for defensive measures, not to enhance portfolio returns. However, there is no assurance
In 1999 eleven European countries joined in European           that a strategy such as this will be successful.
Economic and Monetary Union (EMU), which established a
common currency for the participating countries. This
currency is known as the "euro". It has replaced legacy
currencies such as the French franc and the deutschemark,
which were converted to euros at fixed exchange rates. The
main initial consequence for investors is that this has
created a much bigger and more liquid bond and equity
market. This has eliminated currency risk within the euro
zone, but the risk that the euro will fluctuate versus third currencies such as the U.S. dollar has not been eliminated
or reduced. Within the euro zone, our view is that the
longer term risks are economic and political - a single
currency means a single monetary policy, which may not suit
an individual country at a particular time. There are no
explicit legal provisions for a country to exit EMU; such an exit pre-supposes a strong political demand for it, of which there is no sign at this point in time.

Emerging markets risk: The possibility that the risks          The Series may purchase securities of issuers in any foreign
associated with international investing will be greater in     country, developed and emerging. The Series cannot eliminate
emerging markets than in more developed foreign markets        these risks but will attempt to manage these risks through
because, among other things, emerging markets may have less    portfolio diversification, credit analysis, and attention to
stable political and economic environments.                    trends in the economy, industries and financial markets and other relevant factors.
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                               How we strive to manage them
                      Risks                                               Delaware VIP Diversified Income Series
----------------------------------------------------------------------------------------------------------------------------

Liquidity risk: The possibility that securities cannot be      A less liquid secondary market may have an adverse effect on
readily sold within seven days at approximately the price      our ability to dispose of particular issues, when necessary,
that a series values them.                                     to meet the Series' liquidity needs or in response to a
                                                               specific event, such as the declining creditworthiness of
The high-yield secondary market is particularly susceptible    the issuer. In striving to manage this risk, we evaluate the
to liquidity problems when the institutions, such as mutual    size of a bond issuance as a way to anticipate its likely
funds and certain financial institutions that dominate it,     liquidity level.
temporarily stop buying bonds for regulatory, financial or
other reasons.                                                 We may invest only 10% of net assets in illiquid securities, excluding Rule 144A securities described above.

Valuation risk: When a less liquid secondary market as         We will strive to manage this risk by carefully evaluating
described above can make it more difficult for a series to     individual bonds and by limiting the amount of the portfolio
obtain precise valuations of the high-yield securities in      that can be allocated to privately placed high-yield
its portfolio. During periods of reduced liquidity, judgment   securities.
plays a greater role in valuing high-yield securities.

Legislative and regulatory risk: The United States Congress    We monitor the status of regulatory and legislative
has from time to time taken or considered legislative          proposals to evaluate any possible effects they might have
actions that could adversely affect the high-yield bond        on the Series' portfolio.
market. For example, Congressional legislation has, with
some exceptions, generally prohibited federally insured
savings and loan institutions from investing in high-yield
securities. Regulatory actions have also affected the
high-yield market. Similar actions in the future could
reduce liquidity for high-yield issues, reduce the number of new high-yield securities being issued and could make it
more difficult for a fund to attain its investment
objective.
----------------------------------------------------------------------------------------------------------------------------

Investment manager and sub-advisor

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. Delaware International Advisers Ltd. is the Series' sub-advisor. Subject to the overall supervision of the manager, the sub-advisor manages the international sector of the Series' portfolio and furnishes the manager with investment recommendations, asset allocation advice, research and other investment services regarding foreign securities. For its services to the Series, the Manager is entitled to receive an aggregate fee of 0.65% of average daily net assets out of which Delaware Management Company pays Delaware International Advisers Ltd. in its capacity as sub-advisor a portion of the management fee based on the portion of foreign assets in the portfolio.

Portfolio managers

Upender V. Rao, Timothy L. Rabe and Paul Grillo have primary responsibility for making day-to-day investment decisions for the Fund. When making decisions for the Fund, Mr. Rao, Mr. Rabe and Mr. Grillo regularly consult with Joanna Bates, Stephen R. Cianci, John Kirk and Christopher A. Moth.

Upender V. Rao Senior, Vice President/Senior Portfolio Manager, Mr. Rao received his MBA from the University of Michigan's Business School and his undergraduate degree in engineering from Indian Institute of Technology, Madras, India. Prior to joining Delaware Investments in 2000, Mr. Rao served as head of emerging markets research and trading at Conseco Capital Management. Previous to his role in emerging markets, Mr. Rao was the head of all energy and basic industry research. Mr. Rao has 14 years of investment management experience and is a CFA charterholder.

Timothy L. Rabe, Senior Vice President/Senior Portfolio Manager, Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, Mr. Rabe worked as a tax analyst for The Northern Trust Company. Mr. Rabe has 9 years of investment management experience and is a CFA charterholder.

Paul Grillo, Vice President/Senior Portfolio Manager, Mr. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

Joanna Bates, Senior Portfolio Manager - Delaware International Advisers Ltd., Ms. Bates is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that, she was Associate Director, Fixed Interest at Hill Samuel Investment Management which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research.

Stephen R. Cianci, Vice President/Senior Portfolio Manager, Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder.

John Kirk, Director/Senior Portfolio Manager - Delaware International Advisers Ltd., Mr. Kirk is a graduate of the University of Wales and received an M.A. in Operations Research from Lancaster University. Prior to joining Delaware International in September of 1998, he was responsible for European and Asian Fixed Income at Royal Bank of Canada in London, and had global responsibility for credit and risk management. He started his career at Ford Motor Company as a member of their operations research group.

Christopher A. Moth, Director/Senior Portfolio Manager/Chief Investment Officer, Global Fixed Income & Currencies - Delaware International Advisers Ltd., Mr. Moth is a graduate of The City University London. He joined Delaware International in 1992, having previously worked at Guardian Royal Exchange in an actuarial capacity, where he was responsible for quantitative models and projections. Mr. Moth has been awarded the Certificate in Finance and Investment from the Institute of Actuaries in London.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Sub-advisor Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

A sub-advisor is a company generally responsible for the management of a fund's assets and is selected and supervised by the investment manager. The sub-advisor is responsible for managing all or a portion of the fund's assets and will then place portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between the investment manager and sub-advisor specifies the services the manager performs. Most sub-advisory contracts provide for the sub-advisor to receive an annual fee based on a percentage of the fund's average net assets. The sub-advisor is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager or sub-advisor to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently contractually limited to 0.25% through April 30, 2004) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

--------------------------------------------------------------------------------
                                                                 Service Class*
--------------------------------------------------------------------------------
Commission (%)                                                                -
12-1 Fee to Dealer                                                        0.30%

*Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2005.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

A significant portion of the Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Diversified Income Series

--------------------------------------------------------------------------------
                                                                   5/16/03(1)
Service Class                                                     to 12/31/03
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $8.500

Income from investment operations:

Net investment income(2)                                                0.216

Net realized and unrealized gain (loss)
 on investments and foreign currencies                                  0.214
                                                                       ------
Total from investment operations                                        0.430
                                                                       ------
Net asset value, end of period                                         $8.930
                                                                       ======
Total return(3)                                                         5.06%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                 $   -

Ratio of expenses to average net assets                                 1.05%

Ratio of expenses to average net assets prior
 to expense limitation and expenses paid indirectly                     1.89%

Ratio of net investment income to average net assets                    4.18%

Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly               3.34%

Portfolio turnover                                                       521%
--------------------------------------------------------------------------------

(1) Commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP DIVERSIFIED INCOME SERIES

Additional information about the Series' investments will be available in the Series' annual and semi-annual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.









Investment Company Act File No. 811-5162




Delaware Series Symbol                                      CUSIP
                                                            -----
Delaware VIP  Diversified Income Series
(Service Class)                                         246493555




Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



                               DELAWARE VIP TRUST

                      Delaware VIP Emerging Markets Series
                                 Service Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP Emerging Markets Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
..................................................................
Overview                                                   page 2
Delaware VIP Emerging Markets Series                            2
..................................................................
How we manage the Series                                   page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Series                           10
Investment manager                                             13
Portfolio managers                                             13
Who's who?                                                     14
..................................................................

Important information about the Series                    page 15
Share classes                                                  15
Salesperson and life company compensation                      15
Purchase and redemption of shares                              15
Valuation of shares                                            15
Dividends, distributions and taxes                             16
Certain management considerations                              16
..................................................................
Financial highlights                                      page 17

OVERVIEW: DELAWARE VIP EMERGING MARKETS SERIES

What is the Series' goal? Delaware VIP Emerging Markets Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? The Series invests primarily in equity securities of issuers from emerging foreign countries. Under normal circumstances, the Series' will invest at least 80% of net assets in investments of emerging market issuers (the "80% policy").

We may invest up to 35% of the Series' net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. We may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities.

In selecting investments for the Series:

  o We strive to identify well-managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

  o We consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation in order to compare the value of different stocks. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value. Because the Series invests primarily in emerging market issuers, there may be less information available for us to use in making this analysis than is available for more developed countries.

  o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Delaware VIP Emerging Markets Series, which invests in emerging market issuers. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Series' investments and, therefore, the price of the Series' shares may be more volatile than investments in more developed markets. Because the Series invests in international securities in developing countries it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards.

The Series may invest in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. This means that the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

  o Investors with long-term financial goals.

  o Investors looking for a portfolio of securities of emerging markets which may offer high return potential but can be substantially more risky than investments in either the U.S. or established foreign countries.

Who should not invest in the Series

  o Investors with short-term financial goals.

  o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

  o Investors who do not understand or are unwilling to accept the significant risks associated with investing in emerging markets.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP Emerging Markets Series Service Class. We show returns for the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The performance presented does not reflect any separate account fees, which would reduce the returns. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 4 for additional information about the expense caps.

Year-by-year total return (Delaware VIP Emerging Markets Series Service Class)

     5.15%     5.03%     70.10%
------------------------------------
     2001      2002      2003

During the period illustrated in this bar chart, the Class' highest quarterly return was 26.37% for the quarter ended June 2003 and its lowest quarterly return was -19.94% for the quarter ended September 2001.

Average annual returns for periods ending 12/31/03

                                  Delaware VIP                   Morgan Stanley Capital
                             Emerging Markets Series         International Emerging Markets
                                  Service Class                       Free Index
-------------------------------------------------------------------------------------------
1 year                               70.10%                              56.28%

Lifetime (Inception 5/1/00)          13.12%                               1.95%

The Series' returns are compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Index. The Morgan Stanley Capital International Emerging Markets Free Index is a U.S. dollar denominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a lax regulatory environment, and greater perceived market risk than in the developed countries. Within this index, Morgan Stanley Capital International Emerging Markets Free Index aims to capture an aggregate of 60% of local market capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Series' fees and expenses?(1)
------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your               Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                  purchases as a percentage of offering price               none
Service Class.
                                                             Maximum contingent deferred sales charge (load)
                                                                as a percentage of original purchase price or
                                                                redemption price, whichever is lower                      none

                                                             Maximum sales charge (load) imposed on
                                                                reinvested dividends                                      none

                                                             Redemption fees                                              none

                                                             Exchange fees                                                none
------------------------------------------------------------------------------------------------------------------------------

Annual Series operating expenses are deducted                Management fees                                             1.25%
from the Series' assets.
                                                             Distribution and service (12b-1) fees(2)                    0.30%

                                                             Other expenses                                              0.33%

                                                             Total operating expenses                                    1.88%

                                                             Fee waivers and payments(2,3)                              (0.13%)

                                                             Net expenses                                                1.75%
------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare                 1 year                                                       $178
the cost of investing in the Series to the
cost of investing in other mutual funds with                 3 years                                                      $578
similar investment objectives. We show the
cumulative amount of Series expenses on a                    5 years                                                    $1,004
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(4) This                10 years                                                   $2,190
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) Service Class shares subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2005 to no more than 0.25% of average daily net assets. Prior to May 1, 2003, the Board of Trustees had set the fee at an annual rate of 0.15% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.50% of average daily net assets.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP Emerging Markets Series seeks long-term capital appreciation. The Series may invest in a broad range of equity securities, including common stocks. Our primary emphasis will in investments of emerging market issuers.

We consider an "emerging market issuer" to be any country that:

  o the international financial community, including the World Bank and the International Finance Corporation generally recognizes to be an emerging or developing country;

  o the United Nations classifies as developing; or

  o is included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Free Index.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where we may invest includes: Argentina, Botswana, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Estonia, Ghana, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kenya, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. We may invest in other countries, particularly as markets in other emerging countries develop. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

In deciding whether a company is from an emerging country, we evaluate publicly available information and question individual companies to determine if the company meets at least one of the following criteria:

  o the principal trading market for the company's securities is in an emerging country;

  o the company generates 50% or more of its annual revenue from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets; or

  o the company is organized under the laws of, and has a principal office in, an emerging country.

Currently, investing in many emerging countries is not feasible or may involve significant political risks. We focus our investments in emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest we place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We believe investment opportunities may result from an evolving long-term trend favoring market-oriented economies, a trend that may particularly benefit countries having developing markets.

When we evaluate individual companies we aim to apply a value-oriented selection process. That is, we strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, we evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. We then determine what that income would be worth if paid today. That helps us decide what we think the security is worth today. We then compare our estimate of the security's value to its current price to determine if it is a good value. However, in emerging markets, more of the return is expected to come from capital appreciation rather than income. Thus, there is greater emphasis on the manager's assessment of the company's future growth potential.

The Series may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities. This typically includes so-called Brady Bonds.

Delaware VIP Emerging Markets Series uses the same investment strategy as Delaware Emerging Markets Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

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                                                                                           How we use them
                     Securities                                                  Delaware VIP Emerging Markets Series
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Common stocks: Securities that represent shares of ownership         The Series will invest its assets in common stocks, some of
in a corporation. Stockholders participate in the                    which will be dividend-paying stocks.
corporation's profits and losses, proportionate to the
number of shares they own.

Corporate bonds: Debt obligations issued by U.S. or foreign          The Series may invest in corporate obligations issued by
corporations.                                                        emerging country companies. These bonds may be high risk,
                                                                     fixed-income securities.

Foreign government securities: Debt obligations issued by a          We may invest a portion of the Series' assets in foreign
government other than the United States or by an agency,             governmental securities issued by emerging or developing
instrumentality or political subdivision of such                     countries, which may be lower rated, including securities
governments.                                                         rated below investment grade.

Investment company securities: In some countries,                    The Series may hold open-end and closed-end investment
investments by U.S. mutual funds are generally made by               company securities if we believe the country offers good
purchasing shares of investment companies that in turn               investment opportunities. These investments involve an
invest in the securities of such countries.                          indirect payment of a portion of the expenses of the other investment companies, including their advisory fees.
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                                                                                           How we use them
                     Securities                                                  Delaware VIP Emerging Markets Series
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Foreign currency transactions: A forward foreign currency            The Series may invest in securities issued in any currency
exchange contract involves an obligation to purchase or sell         and hold foreign currency. Securities of issuers within a
a specific currency on a fixed future date at a price that           given country may be denominated in the currency of another
is set at the time of the contract. The future date may be           country or in multinational currency units such as the euro.
any number of days from the date of the contract as agreed
by the parties involved.                                             Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign
                                                                     currencies into U.S. dollars on a daily basis. The Series
                                                                     will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency
                                                                     exchange transactions. The Series may conduct its foreign
                                                                     currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                     The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series'
                                                                     current security or currency holdings. It may also use
                                                                     forward contracts if it has agreed to sell a security and
                                                                     wants to "lock-in" the price of that security, in terms of
                                                                     U.S. dollars. Investors should be aware of the costs of
                                                                     currency conversion. The Series will not use forward
                                                                     contracts for speculative purposes.

American Depositary Receipts (ADRs), European Depositary             The Series may invest in sponsored and unsponsored ADRs,
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs         EDRs and GDRs, generally focusing on those whose underlying
are receipts issued by a U.S. depositary (usually a U.S.             securities are issued by foreign entities.
bank) and EDRs and GDRs are receipts issued by a depositary
outside of the U.S. (usually a non-U.S. bank or trust                To determine whether to purchase a security in a foreign
company or a foreign branch of a U.S. bank). Depositary              market or through depositary receipts, we evaluate the price
receipts represent an ownership interest in an underlying            levels, the transaction costs, taxes and administrative
security that is held by the depositary. Generally, the              costs involved with each security to identify the most
holder of the depositary receipt is entitled to all payments         efficient choice.
of interest, dividends or capital gains that are made on the underlying security.

Brady Bonds: These are debt securities issued under the              The Series may invest in Brady Bonds. We believe that the
framework of the Brady Plan, an initiative for debtor                economic reforms undertaken by countries in connection with
nations to restructure their outstanding external                    the issuance of Brady Bonds can make the debt of countries
indebtedness (generally, commercial bank debt). Brady Bonds          that have issued or have announced plans to issue these
tend to be of lower quality and more speculative than                bonds a viable opportunity for investment.
securities of developed country issuers.
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                                                                                           How we use them
                     Securities                                                  Delaware VIP Emerging Markets Series
-----------------------------------------------------------------------------------------------------------------------------------
High-yield, high risk fixed-income securities: Securities            The Series may invest up to 35% of its net assets, in
that are rated lower than BBB by S&P or Baa by Moody's, or           high-yield, high risk foreign fixed-income securities.
if unrated, of comparable quality. These securities may be
issued by companies or governments of emerging or developing countries, which may be less creditworthy. The risk that
these companies or governments may not be able to make
interest or principal payments is substantial.

Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of 102% of the repurchase price. The Series may
to an agreed upon interest rate. Repurchase agreements are           enter into repurchase agreements in which the collateral is
often viewed as equivalent to cash.                                  any security in which it may invest, but normally uses U.S.
                                                                     government securities as collateral.

Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including
resale is restricted under securities law.                           those that are eligible for resale only among certain
                                                                     institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                     are determined to be illiquid may not exceed the Series' 10%
                                                                     limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready             We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at               securities, including repurchase agreements with maturities
approximately the price that a series has valued them.               of over seven days.
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The Series may also invest in other securities including preferred stocks, convertible securities, zero coupon bonds, warrants, futures and options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government. The Series may also invest all or a substantial portion of its assets in high quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Emerging Markets Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

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                                                                                     How we strive to manage them
                       Risks                                                      Delaware VIP Emerging Markets Series
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Market risk: The risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond              stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as            regardless of interim market fluctuations. In deciding what
economic conditions, future expectations or investor                portion of the Series' portfolio should be invested in any
confidence.                                                         individual country, we evaluate a variety of factors,
                                                                    including opportunities and risks relative to other
                                                                    countries. We can also somewhat reduce market risk by
                                                                    holding a diversified portfolio.

Industry and security risk: The risk that the value of              We typically hold a number of different securities in a
securities in a particular industry or the value of an              variety of sectors in order to minimize the impact that a
individual stock or bond will decline because of changing           poorly performing security would have on the Series. This
expectations for the performance of that industry or for the        risk is more significant for the Series, which is a
individual company issuing the stock or bond.                       non-diversified fund.

Foreign risk: The risk that foreign securities may be               We carefully evaluate the overall situations in the
adversely affected by political instability (including              countries where we invest in an attempt to reduce these
governmental seizures or nationalization of assets), changes        risks. We also tend to avoid markets where we believe
in currency exchange rates, foreign economic conditions or          accounting principles or the regulatory structure are too
lax regulatory and accounting standards. Foreign markets may        underdeveloped.
also be less efficient, less liquid, have greater price
volatility, less regulation and higher transaction costs
than U.S. markets.

Currency risk: The risk that the value of an investment may         The Series may try to hedge its currency risk by purchasing
be negatively affected by changes in foreign currency               foreign currency exchange contracts. If the Series agrees to
exchange rates. Adverse changes in exchange rates may reduce        purchase or sell foreign securities at a pre-set price on a
or eliminate any gains produced by investments that are             future date, the Series attempts to protect the value of a
denominated in foreign currencies and may increase any              security its own from future changes in currency rates. If
losses.                                                             the Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in"
                                                                    the security's price in terms of U.S. dollars or another
                                                                    applicable currency. The Series may use forward currency
                                                                    exchange contracts only for defensive or protective
                                                                    measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful.

                                                                    Another way in which we can protect against this risk is by holding stocks whose earnings are from exports or priced in
                                                                    U.S. dollars, so that a devaluation means unchanged U.S.
                                                                    dollars earnings (and higher local currency earnings).
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                                                                                     How we strive to manage them
                       Risks                                                      Delaware VIP Emerging Markets Series
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Small company risk: The risk that prices of smaller                 The Series may invest in small companies and would be
companies may be more volatile than larger companies because        subject to this risk. We typically hold a number of
of limited financial resources or dependence on narrow              different stocks in order to reduce the impact that one
product lines. Small company risk also comes from lower             small company stock would have on the Series. This risk is
liquidity typically associated with small company stocks,           more significant for the Series, which is a non-diversified
which means the price may be affected by poorly executed            fund.
trades, even if the underlying business of the company is
unchanged.

Political risk: The risk that countries or the entire region        We carefully evaluate the political situations in the
where we invest may experience political instability, which         countries where we invest and take into account any
may cause greater fluctuation in the value and liquidity of         potential risks before we select securities for the
our investments due to changes in currency exchange rates,          portfolio. We can also somewhat reduce political risk by
governmental seizures or nationalization of assets.                 holding a diversified portfolio. However, there is no way to eliminate political risk when investing internationally.

Emerging markets risk: The possibility that the risks               Striving to manage this risk, the portfolio managers
associated with international investing will be greater in          carefully screen securities within emerging markets and
emerging markets than in more developed foreign markets             attempt to consider material risks associated with an
because, among other things, emerging markets may have less         individual company or bond issuer. We cannot eliminate
stable political and economic environments.                         emerging market risk and consequently encourage shareholders to invest in this Series only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.

Inefficient market risk: The risk that foreign markets may          The Series will attempt to reduce these risks by investing
be less liquid, have greater price volatility, less                 in a number of different countries, and noting trends in the
regulation and higher transaction costs than U.S. markets.          economy, industries and financial markets.

Information risk: The possibility that foreign companies are        The Series conducts a great deal of fundamental research on
subject to different accounting, auditing and financial             the companies that it invests in rather than relying solely
reporting standards than U.S. companies. There may be less          on information available through financial reporting. We
information available about foreign issuers than domestic           believe this will help us to better uncover any potential
issuers. Furthermore, regulatory oversight of foreign               weaknesses in individual companies.
issuers may be less stringent or less consistently applied
than in the United States.

Non-diversified funds risk: The risk that non-diversified           The Series is a non-diversified fund as defined by the
investment companies have the flexibility to invest as much         Investment Company Act of 1940. Nevertheless, we typically
as 50% of their assets in as few as two issuers with no             hold securities from a variety of different issuers,
single issuer accounting for more than 25% of the portfolio.        representing a number of different countries. We also
The remaining 50% of the portfolio must be diversified so           perform extensive analysis on all securities, particularly
that no more than 5% of a fund's assets is invested in the          those that represent a larger percentage of portfolio
securities of a single issuer. Because a non-diversified            assets.
fund may invest its assets in fewer issuers, the value of
series shares may increase or decrease more rapidly than if
the series were fully diversified.
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                                                                                     How we strive to manage them
                       Risks                                                      Delaware VIP Emerging Markets Series
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Foreign government securities risk: The risk which relates          The Series attempts to limit this risk by performing credit
to the ability of a foreign government or government related        analysis on the issuer of each security purchased. In
issuer to make timely payments on its external debt                 addition, the Series attempts to reduce this risk by
obligations.                                                        limiting the portion of net assets that may be invested in these securities.

                                                                    The Series also compares the risk-reward potential of
                                                                    foreign government securities being considered to that
                                                                    offered by equity securities to determine whether to
                                                                    allocate assets to equity or fixed-income investments.

Credit risk of high-yield, high risk fixed-income                   The Series may invest up to 35% of its net assets in
securities: The risk that securities rated lower than BBB by        high-yield, high risk foreign fixed-income securities.
S&P and Baa by Moody's are considered to be of poor standing
and predominantly speculative as to the issuer's ability to         We intend to limit our investment in any single lower rated
repay interest and principal.                                       bond, which can help to reduce the effect of an individual default on the Series. We also intend to limit our overall
These bonds are often issued by less creditworthy companies         holdings of bonds in this category. Such limitations may not
or by highly leveraged (indebted) firms, which are generally        protect the Series from widespread bond defaults brought
less able than more financially stable firms to make                about by a sustained economic downturn or from price
scheduled payments of interest and principal. The risks             declines that might result from changes in the quality
posed by bonds issued under such circumstances are                  ratings of individual bonds.
substantial.

If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.

Transaction costs risk: The risk that the costs of buying,          We strive to monitor transaction costs and to choose an
selling and holding foreign securities, including brokerage,        efficient trading strategy for the Series.
tax and custody costs, may be higher than those involved in
domestic transactions.
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Investment manager

The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers Ltd. makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 1.16% of average daily net assets for the last fiscal year.

Portfolio managers

Clive A. Gillmore and Robert Akester have primary responsibility for making day-to-day investment decisions for Delaware VIP Emerging Markets Series. In making investment decisions for the Series, Mr. Gillmore and Mr. Akester regularly consult with Emma R. E. Lewis and a fourteen-member international equity team.

Clive A. Gillmore, Clive A. Gillmore, Deputy Managing Director/Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of the Warwick University. England, and the London Business School Investment Program. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers Ltd. in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers Ltd. was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore completed the London Business School Investment Program. He has been managing the Series since its inception.

Robert Akester, Senior Portfolio Manager of Delaware International Advisers Ltd., joined Delaware International Advisers Ltd. in 1996. Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment. He has been managing the Series since its inception.

Emma R. E. Lewis, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Delaware International in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the U.K. Society of Investment Professionals.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                   Service Class*
          -------------------------------------------------------
          Commission (%)                                        -

          12b-1 Fee to Dealer                               0.30%

*Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2005.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

A significant portion of the portfolio securities of the Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Emerging Markets Series
------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year ended 12/31    5/1/00(1) to
Service Class                                                    2003            2002             2001        12/31/00
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 6.770          $6.610           $6.310          $7.540

Income (loss) from investment operations:

Net investment income(2)                                        0.197           0.204            0.189           0.064

Net realized and unrealized gain (loss) on
  investments and foreign currencies                            4.402           0.138            0.135          (1.294)
                                                              -------          ------           ------          ------
Total from investment operations                                4.599           0.342            0.324          (1.230)
                                                              -------          ------           ------          ------
Less dividends and distributions from:

Net investment income                                          (0.199)         (0.182)          (0.024)              -
                                                              -------          ------           ------          ------
Total dividends and distributions                              (0.199)         (0.182)          (0.024)              -
                                                              -------          ------           ------          ------
Net asset value, end of period                                $11.170          $6.770           $6.610          $6.310
                                                              =======          ======           ======          ======
Total return(3)                                                70.10%           5.03%            5.15%         (16.31%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                          $144            $652             $570             $45

Ratio of expenses to average net assets                         1.71%           1.58%            1.60%           1.67%

Ratio of expenses to average net assets prior
  to expense limitation and expenses paid indirectly            1.83%           1.61%            1.60%           1.90%

Ratio of net investment income to average net assets            2.42%           3.00%            2.89%           1.37%

Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid
  indirectly                                                    2.30%           2.97%            2.89%           1.10%

Portfolio turnover                                                71%             39%              41%             19%
------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation and waiver not been in effect.

DELAWARE VIP EMERGING MARKETS SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Investment Company Act File No. 811-5162

Delaware Series Symbol                                   CUSIP
                                                         -----
Delaware VIP Emerging Markets Series
(Service Class)                                         246493886



Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                        Delaware VIP Global Bond Series
                                 Service Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP Global Bond Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
.................................................................................
Overview                                                   page 2
Delaware VIP Global Bond Series                                 2
.................................................................................
How we manage the Series                                   page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Series                           10
Investment manager                                             14
Portfolio managers                                             14
Who's who?                                                     15
.................................................................................

Important information about the Series                    page 16
Share classes                                                  16
Salesperson and life company compensation                      16
Purchase and redemption of shares                              16
Valuation of shares                                            16
Dividends, distributions and taxes                             17
Certain management considerations                              17
.................................................................................
Financial highlights                                      page 18

OVERVIEW: DELAWARE VIP GLOBAL BOND SERIES

What is the Series' goal? Delaware VIP Global Bond Series seeks current income consistent with preservation of principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? The Series invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series is a global fund. Under normal circumstances, the Series will invest at least 80% of net assets in debt obligations (the "80% policy").

In selecting investments for the Series:

o We strive to identify fixed-income securities that provide high income potential.

o We consider the value of anticipated future interest and principal payments, taking into consideration what we anticipate the inflation rate in that country will be in order to compare the value of different fixed-income securities, even those issued in different countries. We then estimate what we think the value of those anticipated future payments would be worth if they were being paid today. We believe this gives us an estimate of a bond's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Delaware VIP Global Bond Series, which generally invests throughout the world. The Series' investments normally decrease when there are declines in bond prices, which can be caused by a drop in the bond market, an adverse change in interest rates or an adverse situation affecting the issuer of the bond. Because the Series primarily invests in debt obligations in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards. The Series may invest in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. This means that the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

   o  Investors with long-term financial goals.

   o Investors looking for a portfolio that includes both U.S. and foreign fixed-income securities.

   o  Investors seeking a measure of capital appreciation.

Who should not invest in the Series

   o  Investors with short-term financial goals.

   o Investors who are unwilling to accept risks of investing in foreign fixed-income securities.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP Global Bond Series Service Class. We show returns for the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The performance presented does not reflect any separate account fees, which would reduce the returns. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 4 for additional information about the expense caps.

Year-by-year total return (Delaware VIP Global Bond Series Service Class)


           -0.70%                  25.04%                    20.04%
--------------------------------------------------------------------------------
            2001                   2002                       2003


During the period illustrated in this bar chart, the Class' highest quarterly return was 13.15% for the quarter ended June 2002 and its lowest quarterly return was -4.58% for the quarter ended March 2001.

Average annual returns for periods ending 12/31/03

                                     Delaware VIP              Citigroup
                                 Global Bond Series        World Government
                                   Standard Class             Bond Index
--------------------------------------------------------------------------------
  1 year                                20.04%                 14.91%
  Lifetime (Inception 5/1/00)           13.27%                 10.12%

The Series' returns are compared to the performance of the Citigroup World Government Bond Index. The Citigroup World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Poland, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Series' fees and expenses?(1)

-----------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your investments     Maximum sales charge (load) imposed on
when you buy or sell shares of the Service Class.                 purchases as a percentage of offering price                  none

                                                               Maximum contingent deferred sales charge (load)
                                                                  as a percentage of original purchase price or
                                                                  redemption price, whichever is lower                         none

                                                               Maximum sales charge (load) imposed on
                                                                  reinvested dividends                                         none

                                                               Redemption fees                                                 none

                                                               Exchange fees                                                   none
-----------------------------------------------------------------------------------------------------------------------------------

Annual Series operating expenses are deducted from the         Management fees                                                0.75%
Series' assets.
                                                               Distribution and service (12b-1) fees(2)                       0.30%

                                                               Other expenses                                                 0.16%

                                                               Total operating expenses                                       1.21%

                                                               Fee waivers and payments(2,3)                                 (0.05%

                                                               Net expenses                                                   1.16%
-----------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of       1 year                                                          $118
investing in the Series to the cost of investing in other
mutual funds with similar investment objectives. We show the   3 years                                                         $379
cumulative amount of Series expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time   5 years                                                         $660
shown.(4) This is an example only, and does not represent
future expenses, which may be greater or less than those       10 years                                                      $1,462
shown here.


(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) Service Class shares subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2005 to no more than 0.25% of average daily net assets. Prior to May 1, 2003, the Board of Trustees had set the fee at an annual rate of 0.15% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.00% of average daily net assets.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP Global Bond Series seeks current income consistent with the preservation of principal. We invest primarily in debt obligations that may also provide the potential for capital appreciation.

We may invest in:

   o  foreign and U.S. government securities;

   o  debt obligations of foreign and U.S. companies;

   o  debt securities of supranational entities;

   o securities of issuers in emerging markets countries, including Brady Bonds, which tend to be of lower quality and more speculative than securities of developed country issuers; and

   o  zero-coupon bonds.

While the Series may purchase securities of issuers in any foreign country, developed or emerging, we currently anticipate investing in Australia, Austria, Canada, Denmark, Finland, Germany, Italy, Japan, Korea, the Netherlands, Poland, New Zealand, Norway, Portugal, South Africa, Spain, Sweden and the United Kingdom. This is a representative list; we may also invest in other countries. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

Generally, the value of fixed-income securities rises when interest rates decline and declines when interest rates rise. The value of your investment in the Series will be affected by changes in interest rates. We generally keep the average weighted maturity of the portfolio in the five-to-ten year range. However, if we anticipate a declining interest rate environment, we may extend the average weighted maturity past ten years, or, if we anticipate a rising rate environment, we may shorten the average weighted maturity to less than five years.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

----------------------------------------------------------------------------------------------------------------------------
                                                                                            How we use them
                         Securities                                                  Delaware VIP Global Bond Series
----------------------------------------------------------------------------------------------------------------------------

Corporate bonds: Debt obligations issued by U.S. or foreign    The Series may invest in corporate bonds, generally those
corporations.                                                  rated A or better by S&P or Moody's or if unrated,
                                                               determined to be of comparable quality. The Series may also invest in high-yield, high risk emerging markets corporate bonds.

Foreign government securities: Debt obligations issued by a    The Series will generally invest in securities issued by
government other than the United States or by an agency,       foreign governments, their agencies, instrumentalities or
instrumentality or political subdivision of such               political subdivisions that are rated AAA or AA by S&P or
governments.                                                   Aaa or Aa by Moody's or, if unrated, considered to be of
                                                               comparable quality. We may invest a portion of the Series'
                                                               assets in foreign governmental securities issued by emerging countries, which may be lower rated, including securities
                                                               rated below investment grade.

U.S. government securities: Securities issued or guaranteed    The Series may invest a significant portion of its assets in
by the U.S. government or issued by an agency or               U.S. government securities. It will invest only in U.S.
instrumentality of the U.S. government.                        government obligations, including bills, notes and bonds
                                                               that are issued or guaranteed as to the payment of principal and interest by the U.S. government and securities of U.S.
                                                               government agencies or instrumentalities that are backed by the full faith and credit of the United States.

Investment company securities: In some countries,              The Series may hold closed-end investment company
investments by U.S. mutual funds are generally made by         securities. The Series may hold investment company
purchasing shares of investment companies that in turn         securities if we believe the country offers good investment
invest in the securities of such countries.                    opportunities. These investments involve an indirect payment of a portion of the expenses of the other investment
                                                               companies, including their advisory fees.
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                            How we use them
                         Securities                                                  Delaware VIP Global Bond Series
----------------------------------------------------------------------------------------------------------------------------

Foreign currency transactions: A forward foreign currency      The Series may invest in securities issued in any currency
exchange contract involves an obligation to purchase or sell   and hold foreign currency. Securities of issuers within a
a specific currency on a fixed future date at a price that     given country may be denominated in the currency of another
is set at the time of the contract. The future date may be     country or in multinational currency units such as the euro.
any number of days from the date of the contract as agreed
by the parties involved.                                       Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign
                                                               currencies into U.S. dollars on a daily basis. The Series
                                                               will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency
                                                               exchange transactions. The Series may conduct its foreign
                                                               currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                               The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series'
                                                               current security or currency holdings. It may also use
                                                               forward contracts if it has agreed to sell a security and
                                                               wants to "lock-in" the price of that security, in terms of
                                                               U.S. dollars. Investors should be aware of the costs of
                                                               currency conversion. The Series will not use forward
                                                               contracts for speculative purposes.

Supranational entities: Debt securities of supranational       The Series may invest may invest a significant portion of
entities may be denominated in any currency. These             its assets in debt securities of supranational entities.
securities are typically of high-grade quality. A
supranational entity is an entity established or financially supported by the national governments of one or more
countries to promote reconstruction or development. The
International Bank for Reconstruction and Development (more
commonly known as the World Bank) would be one example of a
supranational entity.

Zero coupon bonds: Zero coupon bonds are debt obligations      The Series may invest in zero coupon bonds.
that do not entitle the holder to any periodic payments of
interest before maturity or a specified date when the
securities begin paying current interest. Therefore, they
are issued and traded at a discount from their face amounts
or par value. The market prices of zero coupon bonds are
generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to
changes in interest rates to a greater degree than do
non-zero coupon securities having similar maturities and
credit quality.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                            How we use them
                         Securities                                                  Delaware VIP Global Bond Series
----------------------------------------------------------------------------------------------------------------------------

Brady Bonds: These are debt securities issued under the        The Series may invest in Brady Bonds. We believe that the
framework of the Brady Plan, an initiative for debtor          economic reforms undertaken by countries in connection with
nations to restructure their outstanding external              the issuance of Brady Bonds can make the debt of countries
indebtedness (generally, commercial bank debt). Brady Bonds    that have issued or have announced plans to issue these
tend to be of lower quality and more speculative than          bonds a viable opportunity for investment.
securities of developed country issuers.

High-yield, high risk fixed-income securities: Securities      The Series may invest a portion of its assets in these
that are rated lower than BBB by S&P or Baa by Moody's, or     securities.
if unrated, of comparable quality. These securities may be
issued by companies or governments of emerging or developing countries, which may be less creditworthy. The risk that
these companies or governments may not be able to make
interest or principal payments is substantial.

Repurchase agreements: An agreement between a buyer, such as   Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller     investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at   into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal   collateral of 102% of the repurchase price. The Series may
to an agreed upon interest rate. Repurchase agreements are     enter into repurchase agreements in which the collateral is
often viewed as equivalent to cash.                            any security in which it may invest, but normally uses U.S.
                                                               government securities as collateral.

Restricted securities: Privately placed securities whose       We may invest in privately placed securities, including
resale is restricted under securities law.                     those that are eligible for resale only among certain
                                                               institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                               are determined to be illiquid may not exceed the Series' 10%
                                                               limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready       We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at         securities, including repurchase agreements with maturities
approximately the price that a series has valued them.         of over seven days.

----------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including futures contracts and options and interest rate swaps. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Global Bond Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------
                                                                              How we strive to manage them
                         Risks                                              Delaware VIP Global Bond Series
----------------------------------------------------------------------------------------------------------------------------

Market risk: The risk that all or a majority of the            We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond         stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as       regardless of interim market fluctuations. In deciding what
economic conditions, future expectations or investor           portion of the Series' portfolio should be invested in any
confidence.                                                    individual country, we evaluate a variety of factors,
                                                               including opportunities and risks relative to other
                                                               countries. As part of the Series' principal investment
                                                               strategy, the Series may invest in securities that generally have relatively less market risk.

Industry and security risk: The risk that the value of         We typically hold a number of different securities in a
securities in a particular industry or the value of an         variety of sectors in order to minimize the impact that a
individual stock or bond will decline because of changing      poorly performing security would have on the Series. This
expectations for the performance of that industry or for the   risk is more significant for the Series, which is a
individual company issuing the stock or bond.                  non-diversified fund.

Interest rate risk: The risk that securities, particularly     Interest rate risk is a significant risk for the Series. In
bonds with longer maturities, will decrease in value if        an attempt to manage interest rate risk, we adjust the
interest rates rise.                                           Series' average weighted maturity based on our view of
                                                               interest rates. The Series' average weighted maturity will generally be in the five-to-ten year range. When we
                                                               anticipate that interest rates will decline, we may extend the average maturity beyond ten years and when we anticipate that interest rates will rise, we may shorten the average
                                                               maturity to less than five years.

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                              How we strive to manage them
                         Risks                                              Delaware VIP Global Bond Series
----------------------------------------------------------------------------------------------------------------------------

Currency risk: The risk that the value of an investment may    The Series may try to hedge its currency risk by purchasing
be negatively affected by changes in foreign currency          foreign currency exchange contracts. If the Series agrees to
exchange rates. Adverse changes in exchange rates may reduce   purchase or sell foreign securities at a pre-set price on a
or eliminate any gains produced by investments that are        future date, the Series attempts to protect the value of a
denominated in foreign currencies and may increase any         security it owns from future changes in currency rates. If
losses.                                                        the Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in"
In 1999 eleven European countries joined in European           the security's price in terms of U.S. dollars or another
Economic and Monetary Union (EMU), which established a         applicable currency. The Series may use forward currency
common currency for the participating countries. This          exchange contracts only for defensive or protective
currency is known as the "euro". It has replaced legacy        measures, not to enhance portfolio returns. However, there
currencies such as the French franc and the deutschemark,      is no assurance that such a strategy will be successful.
which were converted to euros at fixed exchange rates. The
main initial consequence for investors is that this has
created a much bigger and more liquid bond and equity
market. This has eliminated currency risk within the euro
zone, but the risk that the euro will fluctuate versus third currencies such as the U.S. dollar has not been eliminated
or reduced. Within the euro zone, our view is that the
longer term risks are economic and political - a single
currency means a single monetary policy, which may not suit
an individual country at a particular time. There are no
explicit legal provisions for a country to exit EMU; such an exit pre-supposes a strong political demand for it, of which there is no sign at this point in time.

Political risk: The risk that countries or the entire region   We evaluate the political situations in the countries where
where we invest may experience political instability. This     we invest and take into account any potential risks before
may cause greater fluctuation in the value and liquidity of    we select securities for the portfolio. However, there is no
our investments due to changes in currency exchange rates,     way to eliminate political risk when investing
governmental seizures or nationalization of assets.            internationally.

Emerging markets risk: The possibility that the risks          Striving to manage this risk, the portfolio managers
associated with international investing will be greater in     carefully screen securities within emerging markets and
emerging markets than in more developed foreign markets        attempt to consider material risks associated with an
because, among other things, emerging markets may have less    individual company or bond issuer. We cannot eliminate
stable political and economic environments.                    emerging market risk and consequently encourage shareholders to invest in the Series only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                              How we strive to manage them
                         Risks                                              Delaware VIP Global Bond Series
----------------------------------------------------------------------------------------------------------------------------

Inefficient market risk: The risk that foreign markets may     The Series will attempt to reduce these risks by investing
be less liquid, have greater price volatility, less            in a number of different countries, and noting trends in the
regulation and higher transaction costs than U.S. markets.     economy, industries and financial markets.

                                                               The Series will also perform credit analysis in an attempt to reduce these risks.

Information risk: The risk that foreign companies may be       We conduct fundamental research on the companies we invest
subject to different accounting, auditing and financial        in rather than relying solely on information available
reporting standards than U.S. companies. There may be less     through financial reporting. We believe this will help us to
information available about foreign issuers than domestic      better uncover any potential weaknesses in individual
issuers. Furthermore, regulatory oversight of foreign          companies.
issuers may be less stringent or less consistently applied
than in the United States.

Non-diversified funds risk: The risk that non-diversified      The Series is a non-diversified fund as defined by the
investment companies have the flexibility to invest as much    Investment Company Act of 1940. Nevertheless, we typically
as 50% of their assets in as few as two issuers with no        hold securities from a variety of different issuers,
single issuer accounting for more than 25% of the portfolio.   representing a number of different countries. We also
The remaining 50% of the portfolio must be diversified so      perform extensive analysis on all securities, particularly
that no more than 5% of a fund's assets is invested in the     those that represent a larger percentage of portfolio
securities of a single issuer. Because a non-diversified       assets.
fund may invest its assets in fewer issuers, the value of
series shares may increase or decrease more rapidly than if
the series were fully diversified.

Foreign government and supranational securities risk:          The Series will attempt to limit this risk by performing
Relates to the ability of a foreign government or government   credit analysis on the issuer of each security purchased.
related issuer to make timely payments on its external debt
obligations.                                                   The Series attempts to reduce the risks associated with
                                                               investing in foreign governments by focusing on bonds rated within the two highest rating categories.

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                              How we strive to manage them
                         Risks                                              Delaware VIP Global Bond Series
----------------------------------------------------------------------------------------------------------------------------

Credit risk of high-yield, high risk fixed-income:             The Series may invest a portion of its assets in these
The risk that securities rated lower than BBB by S&P and Baa   securities. We intend to limit our investment in any single
by Moody's are considered to be of poor standing and           lower rated bond, which can help to reduce the effect of an
predominantly speculative as to the issuer's ability to        individual default on the Series. We also intend to limit
repay interest and principal.                                  our overall holdings of bonds in this category. Such
                                                               limitations may not protect the Series from widespread bond
These bonds are often issued by less creditworthy companies    defaults brought about by a sustained economic downturn or
or by highly leveraged (indebted) firms, which are generally   from price declines that might result from changes in the
less able than more financially stable firms to make           quality ratings of individual bonds.
scheduled payments of interest and principal. The risks
posed by bonds issued under such circumstances are
substantial.

If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.

Transaction costs risk: The risk that the costs of buying,
selling and holding foreign securities, including brokerage,   We strive to monitor transaction costs and to choose an
tax and custody costs, may be higher than those involved in    efficient trading strategy for the Series.
domestic transactions.


----------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers Ltd. makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.71% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

Portfolio managers

Christopher A. Moth and Joanna Bates have primary responsibility for making day-to-day investment decisions for Delaware VIP Global Bond Series. In making investment decisions for the Series, Mr. Moth and Ms. Bates regularly consult with David G. Tilles and four global fixed-income team members.

Christopher A. Moth, Director of Investment Strategy/Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International Advisers Ltd. in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. At Delaware International Advisers Ltd., he has been a key contributor in developing the fixed-income product and establishing in-house systems to control and facilitate the investment process. Mr. Moth became Co-Manager of the Series in January 1997.

Joanna Bates, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed Income team at Delaware International Advisers Ltd. in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Series in July 1999.

David G. Tilles, Director/Managing Director/Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International Advisers Ltd. in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International Advisers Ltd. was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

--------------------------------------------------------------------------------
                                                       Service Class*
--------------------------------------------------------------------------------
Commission (%)                                                      -

12b-1 Fee to Dealer                                             0.30%

*Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2005.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all ofsuch payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

A significant portion of the portfolio securities of the Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Global Bond Series

--------------------------------------------------------------------------------------------------------------------
                                                                                    Year ended 12/31   5/1/00(2) to
Service Class                                                          2003        2002      2001(1)       12/31/00
--------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                $11.770      $9.460       $9.730         $9.180

Income (loss) from investment operations:

Net investment income(3)                                              0.328       0.389        0.397          0.346

Net realized and unrealized gain (loss) on investments
   and foreign currencies                                             1.998       1.968       (0.470)         0.204
                                                                    -------     -------       ------         ------
Total from investment operations                                      2.326       2.357       (0.073)         0.550
                                                                    -------     -------       ------         ------
Less dividends and distributions from:

Net investment income                                                (0.176)     (0.047)      (0.197)            --

Total dividends and distributions                                    (0.176)     (0.047)      (0.197)            --
                                                                    -------     -------       ------         ------
Net asset value, end of period                                      $13.920     $11.770       $9.460         $9.730
                                                                    =======     =======       ======         ======
Total return(4)                                                      20.04%      25.04%       (0.70%)         5.99%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                  $8          $7           $5             $5

Ratio of expenses to average net assets                               1.09%       0.96%        1.00%          1.00%

Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                            1.16%       0.96%        1.26%          1.16%

Ratio of net investment income to average net assets                  2.59%       3.61%        4.19%          5.65%

Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly                 2.52%       3.61%        3.93%          5.49%

Portfolio turnover                                                     111%         49%          51%            39%

--------------------------------------------------------------------------------------------------------------------

(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.057, an increase in net realized and unrealized gain (loss) per share of $0.057 and a decrease in the ratio of net investment income to average net assets of 0.61%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(2) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
     Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP GLOBAL BOND SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.



Investment Company Act File No. 811-5162



Delaware Series Symbol                                      CUSIP
                                                            -----
Delaware VIP Global Bond Series
(Service Class)                                         246493860





Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

                               DELAWARE VIP TRUST

                    Delaware VIP Growth Opportunities Series
                                 Service Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP Growth Opportunities Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
..................................................................
Overview                                                   page 2
Delaware VIP Growth Opportunities Series                        2
..................................................................
How we manage the Series                                   page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Series                            8
Investment manager                                             10
Portfolio managers                                             10
Who's who?                                                     11
..................................................................

Important information about the Series                    page 12
Share classes                                                  12
Salesperson and life company compensation                      12
Purchase and redemption of shares                              12
Valuation of shares                                            12
Dividends, distributions and taxes                             13
Certain management considerations                              13
..................................................................
Financial highlights                                      page 14

OVERVIEW: DELAWARE VIP GROWTH OPPORTUNITIES SERIES

What is the Series' goal? Delaware VIP Growth Opportunities Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in common stocks of medium-size companies. We consider medium-sized companies to be those companies whose market capitalizations fall within the range represented in the Russell Midcap Growth Index at the time of the Series' investment. The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution on June 30, 2003, the average market capitalization of a company in the Russell Midcap Growth Index was approximately $3.3 billion; the median market capitalization was approximately $2.5 billion. The index had a total market capitalization range of approximately $1.2 billion to $9.8 billion. We may also invest in securities that are convertible into common stock. In selecting stocks for the portfolio, we typically look for companies that have established themselves within their industry, but still have growth potential.

We use a bottom-up approach to select stocks, evaluating individual companies rather than trends in the economy or the investment markets. Researching each company, its products, services, competitors and management team helps us to select stocks of companies that we think will provide high and consistent earnings growth with a reasonable level of risk.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Delaware VIP Growth Opportunities Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. In addition, the Series invests in medium-size or small companies. These companies may involve greater risk due to their relatively smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

  o Investors with long-term financial goals.

  o Investors seeking an investment primarily in common stocks.

  o Investors seeking exposure to the capital appreciation opportunities of medium-sized, growth oriented companies.

Who should not invest in the Series

  o Investors with short-term financial goals.

  o Investors whose primary goal is current income.

  o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP Growth Opportunities Series Service Class. We show returns for the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The performance presented does not reflect any separate account fees, which would reduce the returns. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 4 for additional information about the expense caps.

Year-by-year total return (Delaware VIP Growth Opportunities Series Service
Class)

     -15.94         -25.09%        40.86%
-----------------------------------------------
      2001           2002           2003

During the period illustrated in this bar chart, the Class' highest quarterly return was 23.82% for the quarter ended December 2001 and its lowest quarterly return was -22.40% for the quarter ended March 2001.

Average annual returns for periods ending 12/31/03

                                   Delaware VIP
                            Growth Opportunities Series       Russell Midcap
                                  Service Class                Growth Index
--------------------------------------------------------------------------------
1 year                                40.86%                      42.71%

Lifetime (Inception 5/1/00)           -7.24%                     -10.44%

The Series' returns are compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book and higher forecasted growth value. These stocks are also members of the Russell 1000 Growth Index. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Series' fees and expenses?(1)
-------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your               Maximum sales charge (load) imposed on
investments when you buy or sell shares of the Service          purchases as a percentage of offering price               none
Class.
                                                             Maximum contingent deferred sales charge (load)
                                                                as a percentage of original purchase price or
                                                                redemption price, whichever is lower                      none

                                                             Maximum sales charge (load) imposed on
                                                                reinvested dividends                                      none

                                                             Redemption fees                                              none

                                                             Exchange fees                                                none
-------------------------------------------------------------------------------------------------------------------------------

Annual Series operating expenses are deducted                Management fees                                             0.75%
from the Series' assets.
                                                             Distribution and service (12b-1) fees(2)                    0.30%

                                                             Other expenses                                              0.10%

                                                             Total operating expenses                                    1.15%

                                                             Fee waivers and payments(2,3)                              (0.05%)

                                                             Net expenses                                                1.10%
-------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare                 1 year                                                       $112
the cost of investing in the Series to the
cost of investing in other mutual funds with                 3 years                                                      $360
similar investment objectives. We show the
cumulative amount of Series expenses on a                    5 years                                                      $628
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(4) This                10 years                                                   $1,393
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) Service Class shares subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2005 to no more than 0.25% of average daily net assets. Prior to May 1, 2003, the Board of Trustees had set the fee at an annual rate of 0.15% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.90% of average daily net assets.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

We strive to identify companies of medium market capitalization that offer above-average opportunities for long-term capital growth because they are poised to provide high and consistent earnings growth. Medium-size companies are generally considered to be those whose market capitalizations are included in the range represented by the Russell Midcap Index.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. However, the smallest companies generally involve the most risk because they may have very limited resources, less management experience and narrower product lines. We believe that medium-size companies can provide many of the growth opportunities of small companies, but with less risk. Medium-size companies may be more established in their industry and have greater financial resources. Yet, they may still have the flexibility and growth potential of a smaller company.

We use a bottom-up approach to stock selection, carefully evaluating the characteristics of individual companies. We rely heavily on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our first step in identifying promising companies is to pinpoint stocks that exhibit one or more of the following characteristics:

  o a history of high earnings-per-share growth;

  o expectations for future earnings growth that are either high or accelerating;

  o a price to earnings ratio that is low relative to other stocks - indicating that the stock might be undervalued;

  o a discounted cash flow that is high relative to other stocks; or

  o a special situation that has caused the stock to fall out of favor, but which we believe creates potential for even greater long-term price appreciation.

Once we have narrowed our search to companies with these characteristics, we then conduct even more thorough hands-on research, evaluating a wide variety of factors, including:

  o the financial strength of the company;

  o the expertise of its management;

  o the growth potential of the company within its industry; and

  o the growth potential of the industry.

Our goal is to select companies that are likely to perform well over an extended time frame.

In order to reduce the inherent risks of equity investing, we maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Delaware VIP Growth Opportunities Series uses the same investment strategy as Delaware Growth Opportunities Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       How we use them
                  Securities                                                Delaware VIP Growth Opportunities Series
-----------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership        Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the                   stock with an emphasis on medium-size companies.
corporation's profits and losses, proportionate to the
number of shares they own.

American Depositary Receipts (ADRs): Certificates are issued        We may hold ADRs when we believe they offer greater
by a U.S. bank that represent the bank's holdings of a              appreciation potential than U.S. securities.
stated number of shares of a foreign corporation. An ADR
entitles the holder to all dividends and capital gains
earned by the underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Repurchase agreements: An agreement between a buyer, such as        Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller          investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at        into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal        collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are          only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                 collateral is U.S. government securities.

Restricted and illiquid securities: Restricted securities           We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted          securities. For this Series, the 10% limit includes
under securities law.                                               restricted securities such as privately placed securities
                                                                    that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready         institutional buyers without registration, which are
market, and cannot be easily sold within seven days at              commonly known as Rule 144A Securities, and repurchase
approximately the price that a series has valued them.              agreements with maturities of over seven days.

Options: Options represent a right to buy or sell a security        If we have stocks that appreciated in price, we may want to
or group of securities at an agreed upon price at a future          protect those gains when we anticipate adverse conditions.
date. The purchaser of an option may or may not choose to go        We might use options to neutralize the effect of any price
through with the transaction.                                       declines, without selling the security. We might also use
                                                                    options to gain exposure to a particular market segment
Writing a covered call option on a security obligates the           without purchasing individual securities in that segment. We
owner of the security to sell it at an agreed upon price on         might use this approach if we had excess cash that we wanted
an agreed upon date (usually no more than nine months in the        to invest quickly.
future.) The owner of the security receives a premium
payment from the purchaser of the call, but if the security         We might use covered call options if we believe that doing
appreciates to a price greater than the agreed upon selling         so would help the Series to meet its investment objective.
price, the fund would lose out on those gains.
                                                                    Use of these strategies can increase the operating costs of
Options are generally considered to be derivative                   the Series and can lead to loss of principal.
securities.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including convertible securities, warrants, preferred stocks, bonds and foreign securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and corporate bonds rated BBB or above by a nationally recognized statistical ratings organization (NRSRO). To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced all of the securities valued at 100% of its net assets within one year, if for example the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Growth Opportunities Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                How we strive to manage them
                     Risks                                                Delaware VIP Growth Opportunities Series
----------------------------------------------------------------------------------------------------------------------------------

Market risk: The risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market-like the stock or bond               stocks we believe can appreciate over an extended time frame
market-will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                predict overall stock market movements and though we may
confidence.                                                         hold securities for any amount of time, we typically do not trade for short-term purposes.

Industry and security risk: The risk that the value of              We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an              one industry and in any individual security. We also follow
individual stock or bond will decline because of changing           a rigorous selection process before choosing securities and
expectations for the performance of that industry or for the        continuously monitor them while they remain in the
individual company issuing the stock.                               portfolio.

Small- and medium-size company risk: The risk that prices of        Though the Series may invest in small companies, our focus
smaller companies may be more volatile than larger companies        is on medium-size companies. We believe medium-size
because of limited financial resources or dependence on             companies, in general, are more stable than smaller
narrow product lines.                                               companies and involve less risk due to their larger size,
                                                                    greater experience and more extensive financial resources.
                                                                    Nonetheless, medium-size companies have many of the same
                                                                    risks as small companies and are considered to be riskier, in general, than large-size companies. To address this risk, the Series maintains a well-diversified portfolio, selects stocks carefully and monitors them continuously.

Interest rate risk: The risk that securities will decrease          We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally              flow to determine the company's ability to finance future
associated with bonds; however, because small- and                  expansion and operations. The potential affect that rising
medium-sized companies often borrow money to finance their          interest rates might have on a stock is taken into
operations, they may be adversely affected by rising                consideration before the stock is purchased.
interest rates.

Options risk: The possibility that a series may experience a        We will not use options for speculative reasons. We may use
loss if it employs an options strategy related to a security        options to protect gains in the portfolio without actually
or a market index and that security or index moves in the           selling a security. We may also use options to quickly
opposite direction from what the manager anticipated.               invest excess cash so that the portfolio is generally fully
Options also involve additional expenses, which could reduce        invested.
any benefit or increase any loss that a fund gains from
using the strategy.
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                How we strive to manage them
                     Risks                                                Delaware VIP Growth Opportunities Series
----------------------------------------------------------------------------------------------------------------------------------

Foreign risk: The risk that foreign securities may be               We typically invest only a small portion of the Series'
adversely affected by political instability (including              portfolio in foreign corporations indirectly through
governmental seizures or nationalization of assets), changes        American Depositary Receipts. When we do purchase ADRs, they
in currency exchange rates, foreign economic conditions or          are generally denominated in U.S. dollars and traded on a
lax regulatory and accounting standards. Foreign markets may        U.S. exchange.
also be less efficient, less liquid, have greater price
volatility, less regulation and higher transaction costs
than U.S. markets.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

Liquidity risk: The possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
----------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers

Gerald S. Frey has primary responsibility for making day-to-day investment decisions for Delaware VIP Growth Opportunities Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe, Matthew Todorow and Lori
P. Wachs.

Gerald S. Frey, Managing Director/Chief Investment Officer, Growth Investing, has 25 years of experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since March 1997 and was co-manager from June 1996 to March 1997.

Marshall T. Bassett, Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Senior Vice President/Senior Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid- and large-capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in Economics and an MBA with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at PriceWaterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. He has been co-managing the equity portion of the Series since November 2001.

Matthew Todorow, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group; prior to that, he held positions at Keeton Capital Management.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental Studies.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.


                                              Service Class*
          --------------------------------------------------
          Commission (%)                                   -

          12b-1 Fee to Dealer                          0.30%

*Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2005.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Growth Opportunities Series
-------------------------------------------------------------------------------------------------------------------
                                                                                   Year ended 12/31       5/1/00(1)
Service Class                                                 2003            2002             2001     to 12/31/00
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $10.010         $14.970          $23.980         $28.020

Income (loss) from investment operations:

Net investment loss(2)                                      (0.058)         (0.043)          (0.033)         (0.087)

Net realized and unrealized gain (loss) on
  investments                                                4.148          (3.343)          (4.216)         (3.953)
                                                           -------         -------          -------         -------
Total from investment operations                             4.090          (3.386)          (4.249)         (4.040)
                                                           -------         -------          -------         -------
Less dividends and distributions from:

Net realized gain on investments                                 -               -           (4.761)              -
                                                           -------         -------          -------         -------
Return of capital                                                -          (1.574)               -               -
                                                           -------         -------          -------         -------
Total dividends and distributions                                -          (1.574)          (4.761)              -
                                                           -------         -------          -------         -------
Net asset value, end of period                             $14.100         $10.010          $14.970         $23.980
                                                           =======         =======          =======         =======
Total return(3)                                             40.86%         (25.09%)         (15.94%)        (14.42%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                    $16,906         $15,275          $27,893         $28,122

Ratio of expenses to average net assets                      1.07%           1.02%            1.00%           0.99%

Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly            1.10%           1.02%            1.02%           0.99%

Ratio of net investment loss to average net assets          (0.49%)         (0.36%)          (0.21%)         (0.47%)

Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid
  indirectly                                                (0.52%)         (0.36%)          (0.23%)         (0.47%)

Portfolio turnover                                             94%             88%             117%            128%
-------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflect a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation and waiver not been in effect.

DELAWARE VIP GROWTH OPPORTUNITIES SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Investment Company Act File No. 811-5162

Delaware Series Symbol                                   CUSIP
                                                         -----
Delaware VIP Growth Opportunities Series
(Service Class)                                         246493845



Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                 Delaware VIP International Value Equity Series
                                 Service Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP International Value Equity Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
..................................................................
Overview                                                   page 2
Delaware VIP International Value Equity Series                  2
..................................................................
How we manage the Series                                   page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Series                            9
Investment manager                                             11
Portfolio managers                                             11
Who's who?                                                     12
..................................................................

Important information about the Series                    page 13
Share classes                                                  13
Salesperson and life company compensation                      13
Purchase and redemption of shares                              13
Valuation of shares                                            13
Dividends, distributions and taxes                             14
Certain management considerations                              14
..................................................................
Financial highlights                                      page 15

OVERVIEW: DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES

What is the Series' goal? The Delaware VIP International Value Equity Series seeks long-term growth without undue risk to principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? The Series invests primarily in foreign equity securities that provide the potential for capital appreciation and income. Under normal circumstances, the Series will invest at least 80% of its net assets in equity securities (the "80% policy"). An issuer is considered to be from the country where it is located, where the majority of its assets are located, or where it generates the majority of its operating income.

In selecting investments for the Series:

Delaware International conducts fundamental, proprietary research on a global basis in an effort to identify securities that have the potential for long-term total return. At the center of the research effort is a value-oriented dividend discount methodology that is applied to individual securities and markets. The objective of this is the identification of value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Delaware International uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Delaware International's approach to equity and currency analysis is long-term in orientation.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and lax accounting and regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

  o Investors with long-term financial goals.

  o Investors looking for a portfolio of equity securities from foreign countries.

  o Investors seeking a measure of capital appreciation and income.

Who should not invest in the Series

  o Investors with short-term financial goals.

  o Investors who are unwilling to accept the risks of investing in foreign securities.

  o Investors looking for an investment that provides a high level of income.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP International Value Equity Series Service Class. We show returns for the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The performance presented does not reflect any separate account fees, which would reduce the returns. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 4 for additional information about the expense caps.

Year-by-year total return (Delaware VIP International Value Equity Series Service Class)

    -12.88%      -10.54%     43.11%
---------------------------------------
     2001         2002        2003

During the period illustrated in this bar chart, the Class' highest quarterly return was 23.08% for the quarter ended June 2003 and its lowest quarterly return was -19.63% for the quarter ended September 2002.

Average annual returns for periods ending 12/31/03

                                    Delaware VIP               Morgan Stanley
                        International Value Equity Series  Capital International
                                   Service Class                EAFE Index
--------------------------------------------------------------------------------
1 year                                 43.11%                    39.17%

Lifetime (Inception 5/1/00)             4.90%                    -4.64%

The Series' returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on 20 exchanges in Europe, Australasia and the Far East weighted by capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Series' fees and expenses?(1)
------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your                Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                   purchases as a percentage of offering price              none
Service Class.
                                                              Maximum contingent deferred sales charge (load)
                                                                 as a percentage of original purchase price or
                                                                 redemption price, whichever is lower                      none

                                                              Maximum sales charge (load) imposed on
                                                                 reinvested dividends                                      none

                                                              Redemption fees                                              none

                                                              Exchange fees                                                none
-------------------------------------------------------------------------------------------------------------------------------

Annual Series operating expenses are deducted                 Management fees                                             0.85%
from the Series' assets.
                                                              Distribution and service (12b-1) fees(2)                    0.30%

                                                              Other expenses                                              0.14%

                                                              Total operating expenses                                    1.29%

                                                              Fee waivers and payments(2,3)                              (0.05%)

                                                              Net expenses                                                1.24%
-------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare                  1 year                                                       $126
the cost of investing in the Series to the
cost of investing in other mutual funds with                  3 years                                                      $404
similar investment objectives. We show the
cumulative amount of Series expenses on a                     5 years                                                      $703
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(4) This                 10 years                                                   $1,552
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) Service Class shares subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2005 to no more than 0.25% of average daily net assets. Prior to May 1, 2003, the Board of Trustees had set the fee at an annual rate of 0.15% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.00% of average daily net assets.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP International Value Equity Series seeks long-term growth without undue risk to principal. We invest primarily in equity securities, including common stocks, which provide the potential for capital appreciation and income. Our strategy would commonly be described as a value strategy. That is, we strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, we evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. We then determine what that income would be worth if paid today. That helps us decide what we think the security is worth today. We then compare our estimate of the security's value to its current price to determine if it is a good value.

We use income as an indicator of value because we believe it allows us to compare securities across different sectors and different countries--all using one measurement standard. We can even use this analysis to compare stocks to bonds.

We may purchase securities in any foreign country, developed or emerging; however, we currently anticipate investing in Australia, Belgium, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Singapore, South Africa, South Korea, Spain, Switzerland and the United Kingdom. This is a representative list; the Series may also invest in countries not listed here. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

We generally maintain a long-term focus in the Series, seeking companies that we believe will perform well over the next three to five years.

Delaware VIP International Value Equity Series uses the same investment strategy as Delaware International Equity Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

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                                                                                          How we use them
                        Securities                                        Delaware VIP International Value Equity Series
-----------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         The Series will invest its assets in common stocks, some of
in a corporation. Stockholders participate in the                    which will be dividend-paying stocks.
corporation's profits and losses, proportionate to the
number of shares they own.

Investment company securities: In some countries,                    The Series may hold closed-end investment company securities
investments by U.S. mutual funds are generally made by               if we believe the country offers good investment
purchasing shares of investment companies that in turn               opportunities. These investments involve an indirect payment
invest in the securities of such countries.                          of a portion of the expenses of the other investment
                                                                     companies, including their advisory fees.

Foreign currency transactions: A forward foreign currency            The Series may invest in securities issued in any currency
exchange contract involves an obligation to purchase or sell         and hold foreign currency. Securities of issuers within a
a specific currency on a fixed future date at a price that           given country may be denominated in the currency of another
is set at the time of the contract. The future date may be           country or in multinational currency units such as the euro.
any number of days from the date of the contract as agreed
by the parties involved.                                             Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign
                                                                     currencies into U.S. dollars on a daily basis. The Series
                                                                     will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency
                                                                     exchange transactions. The Series may conduct its foreign
                                                                     currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                     The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series'
                                                                     current security or currency holdings. It may also use
                                                                     forward contracts if it has agreed to sell a security and
                                                                     wants to "lock-in" the price of that security, in terms of
                                                                     U.S. dollars. Investors should be aware of the costs of
                                                                     currency conversion. The Series will not use forward
                                                                     contracts for speculative purposes.

American Depositary Receipts (ADRs), European Depositary             The Series may invest in sponsored and unsponsored ADRs,
Receipts (EDRs), Global Depositary Receipts (GDRs) and               EDRs, GDRs and similar types of depository receipts,
similar types of depositary receipts: ADRs are receipts              generally focusing on those whose underlying securities are
issued by a U.S. depositary (often a U.S. bank) and EDRs and         issued by foreign entities.
GDRs are receipts issued by a depositary outside of the U.S.
(often a non-U.S. bank or trust company or a foreign branch          To determine whether to purchase a security in a foreign
of a U.S. bank). Depositary receipts represent an ownership          market or through depositary receipts, we evaluate the price
interest in an underlying security that is held by the               levels, the transaction costs, taxes and administrative
depositary. Generally, the holder of the depositary receipt          costs involved with each security to identify the most
is entitled to all payments of interest, dividends or                efficient choice.
capital gains that are made on the underlying security.
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                                                                                          How we use them
                        Securities                                        Delaware VIP International Value Equity Series
-----------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including
resale is restricted under securities law.                           those that are eligible for resale only among certain
                                                                     institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                     are determined to be illiquid may not exceed the Series' 10%
                                                                     limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready             We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at               securities, including repurchase agreements with maturities
approximately the price that a series has valued them.               of over seven days.

Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of 102% of the repurchase price. The Series may
to an agreed upon interest rate. Repurchase agreements are           enter into repurchase agreements in which the collateral is
often viewed as equivalent to cash.                                  any security in which it may invest, but normally uses U.S.
                                                                     government securities as collateral.
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The Series may also invest in other securities including preferred stocks, convertible securities, warrants, futures and options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government. The Series may also invest all or a substantial portion of its assets in high quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP International Value Equity Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

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                                                                                    How we strive to manage them
                       Risks                                              Delaware VIP International Value Equity Series
-----------------------------------------------------------------------------------------------------------------------------------

Market risk: The risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. In deciding what
economic conditions, future expectations or investor                 portion of the Series' portfolio should be invested in any
confidence.                                                          individual country, we evaluate a variety of factors,
                                                                     including opportunities and risks relative to other
                                                                     countries.

Industry and security risk: The risk that the value of               We typically hold a number of different securities in a
securities in a particular industry or the value of an               variety of sectors in order to minimize the impact that a
individual stock or bond will decline because of changing            poorly performing security would have on the Series.
expectations for the performance of that industry or for the individual company issuing the stock or bond.

Currency risk: The risk that the value of an investment may          The Series may try to hedge its currency risk by purchasing
be negatively affected by changes in foreign currency                foreign currency exchange contracts. If the Series agrees to
exchange rates. Adverse changes in exchange rates may reduce         purchase or sell foreign securities at a pre-set price on a
or eliminate any gains produced by investments that are              future date, the Series attempts to protect the value of a
denominated in foreign currencies and may increase any               security it owns from future changes in currency rates. If
losses.                                                              the Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in"
In 1999 eleven European countries joined in European                 the security's price in terms of U.S. dollars or another
Economic and Monetary Union (EMU), which established a               applicable currency. The Series may use forward currency
common currency for the participating countries. This                exchange contracts only for defensive or protective
currency is known as the "euro". It has replaced legacy              measures, not to enhance portfolio returns. However, there
currencies such as the French franc and the deutschemark,            is no assurance that such a strategy will be successful.
which were converted to euros at fixed exchange rates. The
main initial consequence for investors is that this has
created a much bigger and more liquid bond and equity
market. This has eliminated currency risk within the euro
zone, but the risk that the euro will fluctuate versus third currencies such as the U.S. dollar has not been eliminated
or reduced. Within the euro zone, our view is that the
longer term risks are economic and political - a single
currency means a single monetary policy, which may not suit
an individual country at a particular time. There are no
explicit legal provisions for a country to exit EMU; such an exit pre-supposes a strong political demand for it, of which there is no sign at this point in time.
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-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    How we strive to manage them
                       Risks                                              Delaware VIP International Value Equity Series
-----------------------------------------------------------------------------------------------------------------------------------

Political risk: The risk that countries or the entire region         We evaluate the political situations in the countries where
where we invest may experience political instability. This           we invest and take into account any potential risks before
may cause greater fluctuation in the value and liquidity of          we select securities for the portfolio. However, there is no
our investments due to changes in currency exchange rates,           way to eliminate political risk when investing
governmental seizures or nationalization of assets.                  internationally.

Emerging market risk: The possibility that the risks                 The Series, to the limited extent that it invests in
associated with international investing will be greater in           emerging markets, is subject to the risk. If we were to
emerging markets than in more developed foreign markets              invest in emerging markets, we would carefully select
because, among other things, emerging markets may have less          securities and consider all relevant risks associated with
stable political and economic environments.                          an individual company.

Inefficient market risk: The risk that foreign markets may           The Series will attempt to reduce these risks by investing
be less liquid, have greater price volatility, less                  in a number of different countries, and noting trends in the
regulation and higher transaction costs than U.S. markets.           economy, industries and financial markets.

Information risk: The risk that foreign companies may be             We conduct fundamental research on the companies we invest
subject to different accounting, auditing and financial              in rather than relying solely on information available
reporting standards than U.S. companies. There may be less           through financial reporting. We believe this will help us to
information available about foreign issuers than domestic            better uncover any potential weaknesses in individual
issuers. Furthermore, regulatory oversight of foreign                companies.
issuers may be less stringent or less consistently applied
than in the United States.

Transaction costs risk: Costs of buying, selling and holding         We strive to monitor transaction costs and to choose an
foreign securities, including brokerage, tax and custody             efficient trading strategy for the Series.
costs, may be higher than those involved in domestic
transactions.
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Investment manager

The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers Ltd. makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.84% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

Portfolio managers

Clive A. Gillmore, Nigel G. May and Emma R. E. Lewis have primary responsibility for making day-to-day investment decisions for the Delaware VIP International Value Equity Series. In making investment decisions for the Series, Mr. Gillmore, Mr. May and Ms. Lewis regularly consult with a fourteen-member international equity team.

Clive A. Gillmore, Deputy Managing Director/Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of the Warwick University, England, and the London Business School Investment Program. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers Ltd. in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers Ltd. was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment Program. He has been managing the Series since its inception.

Nigel G. May, Director/Senior Portfolio Manager/Regional Research Director of Delaware International Advisers Ltd., joined Mr. Gillmore as Co-Manager of the Series on December 22, 1997. Mr. May is a graduate of Sidney Sussex College, Cambridge. He joined Delaware International Advisers Ltd. in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Ltd. for five years.

Emma R.E. Lewis, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Delaware International Advisers Ltd. in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the U.K. Society of Investment Professionals.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.


                                                  Service Class*
          ------------------------------------------------------
          Commission (%)                                       -

          Fee to Dealer                                    0.30%

*Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2005.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

A significant portion of the portfolio securities of the Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP International Value Equity Series
----------------------------------------------------------------------------------------------------------------------
                                                                                      Year ended 12/31       5/1/00(1)
Service Class                                                    2003            2002             2001     to 12/31/00
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.550         $13.900          $17.930         $16.780

Income (loss) from investment operations:

Net investment income(2)                                        0.345           0.236            0.255           0.270

Net realized and unrealized gain (loss) on
  investments and foreign currencies                            4.355          (1.559)          (2.561)          0.880
                                                              -------         -------          -------         -------
Total from investment operations                                4.700          (1.323)          (2.306)          1.150
                                                              -------         -------          -------         -------
Less dividends and distributions from:

Net investment income                                          (0.296)         (0.263)          (0.420)              -

Net realized gain on investments                               (0.304)         (0.764)          (1.304)              -
                                                              -------         -------          -------         -------
Total dividends and distributions                              (0.600)         (1.027)          (1.724)              -
                                                              -------         -------          -------         -------
Net asset value, end of period                                $15.650         $11.550          $13.900         $17.930
                                                              =======         =======          =======         =======
Total return(3)                                                43.11%         (10.54%)         (12.88%)          6.85%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                          $109             $54              $11              $5

Ratio of expenses to average net assets                         1.20%           1.13%            1.10%           1.09%

Ratio of expenses to average net assets prior
  to expense limitation and expenses paid indirectly            1.24%           1.17%            1.16%           1.17%

Ratio of net investment income to average net assets            2.74%           1.84%            1.69%           2.34%

Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid
  indirectly                                                    2.70%           1.80%            1.63%           2.26%

Portfolio turnover                                                11%             13%              11%              9%
----------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation and waiver not been in effect.

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Investment Company Act File No. 811-5162

Delaware Series Symbol                                    CUSIP
                                                          -----
Delaware VIP International Value Equity Series
(Service Class)                                         246493779



Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                         Delaware VIP High Yield Series
                                 Service Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP High Yield Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
..................................................................
Overview                                                   page 2
Delaware VIP High Yield Series                                  2
..................................................................
How we manage the Series                                   page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Series                            8
Investment manager                                             11
Portfolio manager                                              11
Who's who?                                                     12
..................................................................

Important information about the Series                    page 13
Share classes                                                  13
Salesperson and life company compensation                      13
Purchase and redemption of shares                              13
Valuation of shares                                            13
Dividends, distributions and taxes                             14
Certain management considerations                              14
..................................................................
Financial highlights                                      page 15

OVERVIEW: DELAWARE VIP HIGH YIELD SERIES

What are the Series' goals? Delaware VIP High Yield Series seeks total return and, as a secondary objective, high current income. Although the Series will strive to achieve its goals, there is no assurance that it will.

What are the Series' main investment strategies? Under normal circumstances, the Series will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another nationally recognized statistical ratings organization (NRSRO) or, if unrated, judged to be of comparable quality (the "80% policy"). These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Series also will invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Series also may invest in U.S. and foreign government securities and corporate bonds of foreign issuers. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond's appreciation potential as well as the issuer's ability to make income and principal payments.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in bond prices, which can be caused by adverse changes in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

  o Investors with long-term financial goals.

  o Investors looking for a fixed-income investment that offers a combination of total return with high current income.

  o Investors who want a total return-oriented income investment as a diversification tool for long-term, equity-oriented portfolios.

Who should not invest in the Series

  o Investors with short-term financial goals.

  o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP High Yield Series Service Class. We show the return for the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The performance presented does not reflect any separate account fees, which would reduce the returns. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 3 for additional information about the expense caps.

Year by-year total return (Delaware VIP High Yield Series Service Class)

     -4.38%         1.65%          28.61%
-----------------------------------------------
     2001           2002            2003

During the period illustrated in this bar chart, the Class' highest quarterly return was 10.76% for the quarter ended June 2003 and its lowest quarterly return was -7.82% for the quarter ended June 2001.

Average annual returns for periods ending 12/31/03

                                       Delaware VIP              Citigroup            Bear Stearns
                                    High Yield Series       High Yield Cash Pay        High-Yield
                                      Service Class                Index                 Index
--------------------------------------------------------------------------------------------------
1 year                                   28.61%                   29.36%                28.92%

Lifetime (Inception 5/1/00)               3.16%                    8.42%                 7.02%

The Series' returns are compared to the performance of the Citigroup High Yield Cash Pay Index and the Bear Stearns High-Yield Index. Although the Series had been benchmarked previously against the Citigroup High Yield Cash Pay Index, we have determined that it would be more appropriate to use the Bear Stearns High-Yield Index going forward. You should remember that unlike the Series, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Series' fees and expenses?(1)
------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your               Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                  purchases as a percentage of offering price               none
Service Class.
                                                             Maximum contingent deferred sales charge (load)
                                                                as a percentage of original purchase price or
                                                                redemption price, whichever is lower                      none

                                                             Maximum sales charge (load) imposed on
                                                                reinvested dividends                                      none

                                                             Redemption fees                                              none

                                                             Exchange fees                                                none
------------------------------------------------------------------------------------------------------------------------------

Annual Series operating expenses are deducted                Management fees                                             0.65%
from the Series' assets.
                                                             Distribution and service (12b-1) fees(2)                    0.30%

                                                             Other expenses                                              0.12%

                                                             Total operating expenses                                    1.07%

                                                             Fee waivers and payments(2,3)                              (0.05%)

                                                             Net expenses                                                1.02%
------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare                 1 year                                                       $104
the cost of investing in the Series to the
cost of investing in other mutual funds with                 3 years                                                      $335
similar investment objectives. We show the
cumulative amount of Series expenses on a                    5 years                                                      $585
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(4) This                10 years                                                   $1,301
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) Service Class shares subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2005 to no more than 0.25% of average daily net assets. Prior to May 1, 2003, the Board of Trustees had set the fee at an annual rate of 0.15% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP High Yield Series invests primarily in fixed-income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. We expect to invest the majority of the Series' net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or if unrated, judged to be of comparable quality. The Series may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds.

Before selecting high-yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

We maintain a well-diversified portfolio of high-yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

Delaware VIP High Yield Series strives to provide total return, with income as a secondary objective. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation. The Series also may invest in bonds of foreign issuers in pursuit of its objective.

The Series' investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.

The securities we typically invest in

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

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                                                                                        How we use them
                     Securities                                                  Delaware VIP High Yield Series
-----------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued by a             The Series may invest without limit in high-yield corporate
corporation and rated lower than investment grade by an              bonds. Typically, we invest in bonds rated BB or lower by
NRSRO such as S&P or Moody's or, if unrated, that we believe         S&P or, if unrated, are of equivalent quality. We will not
are of comparable quality. These securities are considered           invest more than 15% of total assets in bonds which, at the
to be of poor standing and predominately speculative.                time of purchase, are rated CCC or, if unrated, are of
                                                                     equivalent quality. Also, we will not invest in bonds which, at the time of purchase, are rated below CCC or, if unrated, are of equivalent quality.

U.S. government securities: Direct U.S. obligations                  The Series may invest without limit in U.S. government
including bills, notes, bonds and other debt securities              securities. However, they will typically be a small
issued by the U.S. Treasury or securities of U.S. government         percentage of the portfolio because they generally do not
agencies or instrumentalities which are backed by the full           offer as high a level of current income as high-yield
faith and credit of the United States.                               corporate bonds.

Foreign government or corporate securities: Securities               The Series may invest up to 15% of its total assets in
issued by foreign governments or supranational entities or           securities of issuers domiciled in foreign countries
foreign corporations.                                                including both established countries and those with emerging markets. When investing in these foreign securities, the
A supranational entity is an entity established or                   Series may not invest more than two-thirds of that 15%
financially supported by the national governments of one or          amount (that is, 10% of total assets) in any combination of
more countries. The International Bank for Reconstruction            non-dollar denominated securities and emerging market
and Development (more commonly known as the World Bank) is           securities.
one example of a Supranational entity.

Zero coupon bonds and payment-in-kind bonds: Zero coupon             We may invest in zero coupon bonds and payment-in-kind
securities are debt obligations which do not entitle the             bonds, though we do not expect this to be a significant
holder to any periodic payments of interest prior to                 component of our strategy. The market prices of these bonds
maturity or a specified date when the securities begin               are generally more volatile than the market prices of
paying current interest. Therefore, they are issued and              securities that pay interest periodically and are likely to
traded at a price lower than their face amounts or par               react to changes in interest rates to a greater degree than
value. Payment-in-kind bonds pay interest or dividends in            interest-paying bonds having similar maturities and credit
the form of additional bonds or preferred stock.                     quality. They may have certain tax consequences which, under certain conditions, could be adverse to the Series.
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                                                                                        How we use them
                     Securities                                                  Delaware VIP High Yield Series
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are           only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.

Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including
resale is restricted under securities law.                           those that are eligible for resale only among certain
                                                                     institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                     are determined to be illiquid may not exceed the Series' 15%
                                                                     limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready             We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at               securities.
approximately the price that a series has valued them.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other income-producing securities including common stocks and preferred stocks, some of which may have convertible features or attached warrants. The Series may also enter into options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if the Series sold and replaced all of the securities valued at 100% of its net assets within one year, if for example the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Delaware VIP High Yield Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

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                                                                                  How we strive to manage them
                        Risks                                                    Delaware VIP High Yield Series
-----------------------------------------------------------------------------------------------------------------------------------

Market risk: The risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               bonds that we believe will continue to pay interest
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall bond market or interest rate movements and
confidence.                                                          generally do not trade for short-term purposes.

Industry and security risk: The risk that the value of               We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an               one industry and in any individual security. We also follow
individual stock or bond will decline because of changing            a rigorous selection process before choosing securities for
expectations for the performance of that industry or for the         the portfolio.
individual company issuing the stock or bond.

Interest rate risk: The risk that securities will decrease           The Series is subject to interest rate risk. We cannot
in value if interest rates rise. The risk is greater for             eliminate that risk, but we do strive to manage it by
bonds with longer maturities than for those with shorter             monitoring economic conditions.
maturities.

Credit risk: The risk that there is the possibility that a           Our careful, credit-oriented bond selection and our
bond's issuer will be unable to make timely payments of              commitment to hold a diversified selection of high-yield
interest and principal.                                              bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails          We will not purchase more than 15% of total assets in bonds
the risk of principal loss, which may be greater than the            which, at the time of purchase, are rated CCC by S&P or Caa
risk involved in investment grade bonds. High-yield bonds            by Moody's or, if unrated, are of equivalent quality. If a
are sometimes issued by companies whose earnings at the time         bond held by the Series drops below this level or goes into
of issuance are less than the projected debt service on the          default, the Series will begin to sell the security in an
junk bonds.                                                          orderly manner, striving to minimize any adverse affect on the Series.
If there were a national credit crisis or an issuer were to
become insolvent, principal values could be adversely affected.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  How we strive to manage them
                        Risks                                                    Delaware VIP High Yield Series
-----------------------------------------------------------------------------------------------------------------------------------
Recession risk: Although the market for high-yield bonds             In striving to manage this risk, we allocate assets across a
existed through periods of economic downturns, the                   wide range of industry sectors. We may emphasize industries
high-yield market grew rapidly during the long economic              that have been less susceptible to economic cycles in the
expansion which took place in the United States during the           past, particularly if we believe that the economy may be
1980s. During that economic expansion, the use of high-yield         entering into a period of slower growth.
debt securities to finance highly leveraged corporate
acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially. Some
analysts believe a protracted economic downturn would
severely disrupt the market for high-yield bonds, adversely
affect the value of outstanding bonds and adversely affect
the ability of high-yield issuers to repay principal and
interest.

It is likely that protracted periods of economic uncertainty would cause increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in a series' net asset value. In the past, uncertainty and volatility in the high-yield market have resulted in volatility in the Series' net asset value.

Foreign risk: The risk that foreign securities may be                We may invest up to 15% of total assets in securities of
adversely affected by political instability, changes in              issuers domiciled in foreign countries. When investing in
currency exchange rates, foreign economic conditions or lax          these foreign securities, the Series may not invest more
regulatory and accounting standards. These risks are                 than two-thirds of that 15% amount (that is, 10% of total
significantly higher for emerging markets securities.                assets) in any combination of non-dollar denominated
Non-dollar denominated securities also carry the risk of             securities and emerging markets securities. We carefully
adverse changes in foreign currency exchange rates.                  evaluate the reward and risk associated with each foreign
                                                                     security that we consider.
Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences
of the euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
-----------------------------------------------------------------------------------------------------------------------------------

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                                                                                  How we strive to manage them
                        Risks                                                    Delaware VIP High Yield Series
-----------------------------------------------------------------------------------------------------------------------------------

Liquidity risk: The possibility that securities cannot be            A less liquid secondary market may have an adverse effect on
readily sold within seven days at approximately the price            the Series' ability to dispose of particular issues, when
that a series values them.                                           necessary, to meet the Series' liquidity needs or in
                                                                     response to a specific economic event, such as the
There is generally no established retail secondary market            deterioration in the creditworthiness of the issuer. In
for high-yield securities. As a result, the secondary market         striving to manage this risk, we evaluate the size of a bond
for high-yield securities is more limited and less liquid            issuance as a way to anticipate its likely liquidity level.
than other secondary securities markets. The high-yield
secondary market is particularly susceptible to liquidity            We may invest only 15% of net assets in illiquid securities.
problems when the institutions, such as mutual funds and
certain financial institutions, which dominate it
temporarily stop buying bonds for regulatory, financial or
other reasons.

Adverse publicity and investor perceptions may also disrupt the secondary market for high-yield securities.

Valuation risk: When a less liquid secondary market as               The Series' privately placed high-yield securities are
described above can make it more difficult for a series to           particularly susceptible to the liquidity and valuation
obtain precise valuations of the high-yield securities in            risks. We will strive to manage this risk by carefully
its portfolio. During periods of reduced liquidity, judgment         evaluating individual bonds and by limiting the amount of
plays a greater role in valuing high-yield securities.               the portfolio that can be allocated to privately placed
                                                                     high-yield securities.

Redemption risk: If investors redeem more shares of a series         Volatility in the high-yield market could increase
than are purchased for an extended period of time, a series          redemption risk. We strive to maintain a cash balance
may be required to sell securities without regard to the             sufficient to meet any redemptions. We may also borrow
investment merits of such actions. This could decrease a             money, if necessary, to meet redemptions.
series' asset base, potentially resulting in a higher
expense ratio.

Legislative and regulatory risk: The United States Congress          We monitor the status of regulatory and legislative
has from time to time taken or considered legislative                proposals to evaluate any possible effects they might have
actions that could adversely affect the high-yield bond              on the Series' portfolio.
market. For example, Congressional legislation has, with
some exceptions, generally prohibited federally insured
savings and loan institutions from investing in high-yield
securities. Regulatory actions have also affected the
high-yield market. Similar actions in the future could
reduce liquidity for high-yield issues, reduce the number of new high-yield securities being issued and could make it
more difficult for a series to attain its investment
objective.
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Investment manager

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.65% of average daily net assets for the last fiscal year.

Portfolio manager

Timothy L. Rabe has primary responsibility for making day-to-day investment decisions for Delaware VIP High Yield Series.

Timothy L. Rabe, Senior Vice President/Senior Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He has 9 years of investment management experience and is a CFA charterholder.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio manager Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio manager" for information about the portfolio manager of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                               Service Class*
          ---------------------------------------------------
          Commission (%)                                    -

          12b-1 Fee to Dealer                           0.30%

*Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2005.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP High Yield Series
-------------------------------------------------------------------------------------------------------------------------
                                                                                        Year ended 12/31        5/1/00(2)
Service Class                                                    2003             2002           2001(1)      to 12/31/00
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $4.780           $5.220            $6.000           $6.690

Income (loss) from investment operations:

Net investment income(3)                                        0.477            0.510             0.578            0.474

Net realized and unrealized gain (loss) on investments          0.809           (0.424)           (0.818)          (1.164)
                                                               ------           ------            ------           ------
Total from investment operations                                1.286            0.086            (0.240)          (0.690)
                                                               ------           ------            ------           ------
Less dividends and distributions from:

Net investment income                                          (0.386)          (0.526)           (0.540)               -
                                                               ------           ------            ------           ------
Total dividends and distributions                              (0.386)          (0.526)           (0.540)               -
                                                               ------           ------            ------           ------
Net asset value, end of period                                 $5.680           $4.780            $5.220           $6.000
                                                               ======           ======            ======           ======
Total return(4)                                                28.61%            1.65%            (4.38%)         (10.31%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                       $68,295          $13,529            $5,715             $850

Ratio of expenses to average net assets                         0.99%            0.93%             0.94%            0.93%

Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.02%            0.93%             0.94%            0.93%

Ratio of net investment income to average net assets            9.11%           10.81%            10.67%           11.00%

Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            9.08%           10.81%            10.67%           11.00%

Portfolio turnover                                               716%             587%              557%             226%
-------------------------------------------------------------------------------------------------------------------------

(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was an increase in net investment income per share of $0.007, a decrease in net realized and unrealized gain (loss) per share of $0.007, and an increase in the ratio of net investment income to average net assets of 0.13%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(2) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP HIGH YIELD SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Investment Company Act File No. 811-5162

Delaware Series Symbol                                    CUSIP
                                                          -----
Delaware VIP High Yield Series
(Service Class)                                         246493829



Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                      Delaware VIP Large Cap Value Series
                                 Service Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP Large Cap Value Series (formerly Growth and Income Series). The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
..................................................................
Overview                                                   page 2
Delaware VIP Large Cap Value Series                             2
..................................................................
How we manage the Series                                   page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Series                            7
Investment manager                                              8
Portfolio manager                                               8
Who's who?                                                      9
..................................................................

Important information about the Series                    page 10
Share classes                                                  10
Salesperson and life company compensation                      10
Purchase and redemption of shares                              10
Valuation of shares                                            10
Dividends, distributions and taxes                             11
Certain management considerations                              11
..................................................................
Financial highlights                                      page 12

OVERVIEW: DELAWARE VIP LARGE CAP VALUE SERIES

What are the Series' goals? Delaware VIP Large Cap Value Series seeks capital appreciation with current income as a secondary objective. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies? Under normal circumstances, at least 80% of the Series' net assets will be in investments of large-capitalization companies (the "80% policy"). The Series currently defines large-capitalization companies as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, we consider buying a stock when we believe it is undervalued and has the potential to increase in price as the market realizes its true value. We consider the financial strength of the company, its management and any developments affecting the security, the company or its industry.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

  o Investors with long-term financial goals.

  o Investors seeking long-term capital appreciation.

  o Investors seeking an investment primarily in common stocks.

  o Investors seeking a small to moderate income component of total return, recognizing that income is a secondary objective of the Series.

Who should not invest in the Series

  o Investors with short-term financial goals.

  o Investors seeking an investment primarily in fixed-income securities.

  o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP Large Cap Value Series Service Class. We show returns for the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The performance presented does not reflect any separate account fees, which would reduce the returns. The returns reflect expense caps in effect during periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 3 for additional information about the expense caps.

Year-by-year total return (Delaware VIP Large Cap Value Series Service Class)

     -4.03%         -18.81%        28.10%
---------------------------------------------
     2001            2002           2003

During the period illustrated in this bar chart, the Class' highest quarterly return was 17.64% for the quarter ended June 2003 and its lowest quarterly return was -18.89% for the quarter ended September 2002.

Average annual returns for periods ending 12/31/03

                                       Delaware VIP
                                  Large Cap Value Series         S&P 500
                                       Service Class              Index
-----------------------------------------------------------------------------
1 year                                    28.10%                  28.67%

Lifetime (Inception 5/1/00)                4.40%                  -5.61%

The Series' returns are compared to the performance of the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Series' fees and expenses?(1)
------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your               Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                  purchases as a percentage of offering price               none
Service Class.
                                                             Maximum contingent deferred sales charge (load)
                                                                as a percentage of original purchase price or
                                                                redemption price, whichever is lower                      none

                                                             Maximum sales charge (load) imposed on
                                                                reinvested dividends                                      none

                                                             Redemption fees                                              none

                                                             Exchange fees                                                none
------------------------------------------------------------------------------------------------------------------------------
Annual Series operating expenses are deducted                Management fees                                             0.65%
from the Series' assets.
                                                             Distribution and service (12b-1) fees(2)                    0.30%

                                                             Other expenses                                              0.10%

                                                             Total operating expenses                                    1.05%

                                                             Fee waivers and payments(2,3)                              (0.10%)

                                                             Net expenses                                                0.95%
------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare                 1 year                                                        $97
the cost of investing in the Series to the
cost of investing in other mutual funds with                 3 years                                                      $324
similar investment objectives. We show the
cumulative amount of Series expenses on a                    5 years                                                      $570
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(4) This                10 years                                                   $1,274
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) Service Class shares subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2005 to no more than 0.25% of average daily net assets. Prior to May 1, 2003, the Board of Trustees had set the fee at an annual rate of 0.15% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets. The investment manager has elected to waive the management fee to 0.60% indefinitely.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP Large Cap Value Series invests primarily in investments of large-capitalization companies that we believe have long-term total return potential. The Series pursues what is generally considered to be a value-oriented investment approach. We may consider valuation characteristics such as dividend yield, share repurchase activity, price-to-earnings ratio and cash flow, among others, in seeking stocks we believe are undervalued.

The Series' investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation. Certain stocks held in the portfolio will be dividend-paying stocks and others will not pay dividends.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            How we use them
                        Securities                                                 Delaware VIP Large Cap Value Series
-----------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership           Generally, we invest 90% to 100% of the Series' net assets
in a corporation. Stockholders participate in the                      in common stocks.
corporation's profits and losses, proportionate to the
number of shares they own.

American Depositary Receipts (ADRs): Certificates issued by            We may invest without limitation in ADRs. We use them when
a U.S. bank which represent the bank's holdings of a stated            we believe they offer better total return opportunities than
number of shares of a foreign corporation. An ADR entitles             U.S. securities.
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Repurchase agreements: An agreement between a buyer, such as           Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller             investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at           into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal           collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are             only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                    collateral is U.S. government securities.

Restricted and illiquid securities: Restricted securities              We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted             securities. For this Series, the 10% limit includes
under securities law.                                                  restricted securities such as privately placed securities
                                                                       that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready            institutional buyers without registration, which are
market, and cannot be easily sold within seven days at                 commonly known as Rule 144A Securities, and repurchase
approximately the price that a series has valued them.                 agreements with maturities of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------

The Series is permitted to invest in all available types of equity securities including preferred stock, rights and warrants and convertible securities. It may also invest in fixed-income securities and enter into options transactions for defensive purposes. It may invest in Global and European Depositary Receipts and directly in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Large Cap Value Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    How we strive to manage them
                       Risks                                                     Delaware VIP Large Cap Value Series
-----------------------------------------------------------------------------------------------------------------------------------

Market risk: The risk that all or a majority of the                    We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                 stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as               regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                   predict overall stock market movements and generally do not
confidence.                                                            trade for short-term purposes.

Industry and security risk: The risk that the value of                 We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an                 one industry and in any individual security. We also follow
individual stock or bond will decline because of changing              a rigorous selection process designed to identify
expectations for the performance of that industry or for the           undervalued securities before choosing securities for the
individual company issuing the stock or bond.                          portfolio.

Foreign risk: The risk that foreign securities may be                  We typically invest only a small portion of the Series'
adversely affected by political instability (including                 portfolio in foreign corporations through American
governmental seizures or nationalization of assets), changes           Depositary Receipts. We do not presently intend to invest
in currency exchange rates, foreign economic conditions or             directly in foreign securities. When we do purchase ADRs,
lax regulatory and accounting standards. Foreign markets may           they are generally denominated in U.S. dollars and traded on
also be less efficient, less liquid, have greater price                a U.S. exchange.
volatility, less regulation and higher transaction costs
than U.S. markets.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

Liquidity risk: The possibility that securities cannot be              We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
-----------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

Portfolio managers

D. Tysen Nutt, Jr., Jordan L. Irving, Anthony A. Lombardi and Robert A Vogel, Jr. have primary responsibility for making day-to-day investment decisions for the Delaware VIP Large Cap Value Series. Mr. Nutt, Mr. Irving, Mr. Lombardi and Mr. Vogel have been on the Series' investment management team since 2004.

D. Tysen Nutt, Jr., Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Nutt graduated from Dartmouth College with a BA. Mr. Nutt began his investment career in 1983 at Dean Witter Reynolds where he advanced to Vice President, Investments. In 1988, he joined investment advisor Van Deventer & Hoch (V&H), where he managed large cap value portfolios for institutions and private clients. As a Senior Vice President at V&H, he was a member of the firm's Management Committee. In 1994, Mr. Nutt moved to the U.S. Active Large Cap Value Team within Merrill Lynch Investment Managers
(MLIM). He managed mutual funds and separate accounts for institutions and private clients; he departed MLIM as a Managing Director. In 2004, Mr. Nutt joined Delaware Investments as a Senior Vice President, Senior Portfolio Manager. He is a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

Jordan L. Irving, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Irving graduated from Yale University with a BA in American Studies and earned a Special Diploma in Social Studies at Oxford University the following year. In 1998, he joined the U.S. Active Large Cap Value Team within Merrill Lynch Investment Managers (MLIM) and became a Portfolio Manager in 2000. He managed mutual funds and separate accounts for institutions and private clients; he departed MLIM as a Vice President. In 2004, Mr. Jordan joined Delaware Investments as Vice President, Senior Portfolio Manager. While working for MLIM, Mr. Irving competed for The United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

Anthony A. Lombardi, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Lombardi graduated from Hofstra University with a BBA and MBA in Finance. Mr. Lombardi started his financial services career as an Investment Analyst with Crossland Savings, FSB, Brooklyn, NY in 1989. He joined Dean Witter Reynolds, Inc. as a Research Assistant in 1990 and rose to the position of Vice President, Research Analyst. In 1998, he joined the U.S. Active Large Cap Value Team within Merrill Lynch Investment Managers
(MLIM) and became a Portfolio Manager in 2000; he departed MLIM as a Director. In 2004, Mr. Lombardi joined Delaware Investments as a Vice President, Senior Portfolio Manager. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

Robert A. Vogel, Jr., Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Vogel graduated from Loyola College in Maryland earning both his BBA and MS in Finance. He earned his MBA with a concentration in Finance at the Wharton School of Business at the University of Pennsylvania. Mr. Vogel started his financial services career as a Financial Consultant with Merrill Lynch in 1992. In 1997, He joined Merrill Lynch Investment Managers (MLIM) and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 1998. He managed mutual funds and separate accounts for institutions and private clients; he departed MLIM as a Director. In 2004, Mr. Vogel joined Delaware Investments as Vice President, Senior Portfolio Manager. Mr. Vogel is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio manager" for information about the portfolio manager of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                             Service Class*
          -------------------------------------------------
          Commission (%)                                  -

          12b-1 Fee to Dealer                         0.30%

*Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2005.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends, if any, are paid annually. Capital gain distributions, if any, normally will be made following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains (unless you tell us otherwise).

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Large Cap Value Series
-------------------------------------------------------------------------------------------------------------------------
                                                                                        Year ended 12/31        5/1/00(1)
Service Class                                                    2003             2002              2001      to 12/31/00
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $12.990          $16.200           $16.910          $14.640

Income (loss) from investment operations:

Net investment income(2)                                        0.233            0.214             0.193            0.167

Net realized and unrealized gain (loss) on investments          3.348           (3.218)           (0.886)           2.353
                                                              -------          -------           -------          -------
Total from investment operations                                3.581           (3.004)           (0.693)           2.520
                                                              -------          -------           -------          -------
Less dividends and distributions from:

Net investment income                                          (0.251)          (0.206)           (0.017)          (0.250)
                                                              -------          -------           -------          -------
Total dividends and distributions                              (0.251)          (0.206)           (0.017)          (0.250)
                                                              -------          -------           -------          -------
Net asset value, end of period                                $16.320          $12.990           $16.200          $16.910
                                                              =======          =======           =======          =======
Total return(3)                                                28.10%          (18.81%)           (4.03%)          17.34%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                       $14,737           $5,463            $2,902             $421

Ratio of expenses to average net assets                         0.92%            0.85%             0.83%            0.79%

Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.00%            0.90%             0.88%            0.79%

Ratio of net investment income to average net assets            1.66%            1.46%             1.19%            1.63%

Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      1.58%            1.41%             1.14%            1.63%

Portfolio turnover                                                79%             100%              102%              80%
-------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP LARGE CAP VALUE SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Investment Company Act File No. 811-5162

Delaware Series Symbol                                   CUSIP
                                                         -----
Delaware VIP Large Cap Value Series
(Service Class)                                         246493753



Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                            Delaware VIP REIT Series
                                 Service Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP REIT Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
..................................................................
Overview                                                   page 2
Delaware VIP REIT Series                                        2
..................................................................

How we manage the Series                                   page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Series                            9
Investment manager                                             12
Portfolio managers                                             12
Who's who?                                                     13
..................................................................
Important information about the Series                    page 14
Share classes                                                  14
Salesperson and life company compensation                      14
Purchase and redemption of shares                              14
Valuation of shares                                            14
Dividends, distributions and taxes                             15
Certain management considerations                              15
..................................................................
Financial highlights                                      page 16

OVERVIEW: DELAWARE VIP REIT SERIES

What are the Series' goals? The Delaware VIP REIT Series seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Series will strive to achieve its goals, there is no assurance that it will.

What are the Series' main investment strategies? Delaware VIP REIT Series invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITs) (the "80% policy").

In managing the Delaware VIP REIT Series, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for management teams that:

  o retain a substantial portion of the properties' cash flow;

  o effectively use capital to expand;

  o have a strong ability to raise rents; and

  o can create a franchise value for the REIT.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Overtime, the value of your investment will increase and decrease according to changes in the value of the securities held by the Series.

Because we concentrate our investments in the real estate industry, the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Series holds real estate directly as a result of defaults or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. The Series is also affected by interest rate changes, particularly if the REITs we hold use floating rate debt to finance their ongoing operations.

Delaware VIP REIT Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. That means the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

  o Investors seeking a high level of total return.

  o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.

  o Investors looking to diversify their equity holdings by adding exposure to the real estate markets.

Who should not invest in the Series

  o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.

  o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP REIT Series Service Class. We show returns for the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The performance presented does not reflect any separate account fees, which would reduce the returns. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 4 for additional information about the expense caps.

Year-by-year total return (Delaware VIP REIT Series Service Class)

     8.67%          4.38%          33.73%
-----------------------------------------------------
     2001           2002           2003

During the period illustrated in this bar chart, the Class' highest quarterly return was 10.34% for the quarter ended June 2003 and its lowest quarterly return was -8.66% for the quarter ended September 2002.

Average annual returns for periods ending 12/31/03

                                        Delaware VIP
                                        REIT Series            NAREIT Equity
                                       Service Class            REIT Index
--------------------------------------------------------------------------------
1 year                                    33.73%                  37.13%

Lifetime (Inception 5/1/00)               17.74%                  18.66%

The Series' returns are compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Series' fees and expenses?(1)
--------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your                Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                   purchases as a percentage of offering price               none
Service Class.
                                                              Maximum contingent deferred sales charge (load)
                                                                 as a percentage of original purchase price or
                                                                 redemption price, whichever is lower                      none

                                                              Maximum sales charge (load) imposed on
                                                                 reinvested dividends                                      none

                                                              Redemption fees                                              none

                                                              Exchange fees                                                none
--------------------------------------------------------------------------------------------------------------------------------

Annual Series operating expenses are deducted                 Management fees                                             0.75%
from the Series' assets.
                                                              Distribution and service (12b-1) fees(2)                    0.30%

                                                              Other expenses3                                             0.11%

                                                              Total operating expenses                                    1.16%

                                                              Fee waivers and payments(2,3)                              (0.05%)

                                                              Net expenses                                                1.11%
--------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare                  1 year                                                       $113
the cost of investing in the Series to the
cost of investing in other mutual funds with                  3 years                                                      $364
similar investment objectives. We show the
cumulative amount of Series expenses on a                     5 years                                                      $634
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(4) This                 10 years                                                   $1,405
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) Service Class shares subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2005 to no more than 0.25% of average daily net assets. Prior to May 1, 2003, the Board of Trustees had set the fee at an annual rate of 0.15% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.95% of average daily net assets.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP REIT Series strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of REITs. The Series may also invest in equity securities of real estate industry operating companies, known as REOCs.

While we do not intend to invest the Series' assets directly in real estate, under certain circumstances it could own real estate directly as a result of a default on securities in the portfolio. If the Series has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Series' ability to retain its tax status as a regulated investment company.

We do not normally acquire securities for short-term purposes; however, we may take advantage of short-term opportunities that are consistent with the Series' investment objective.

Delaware VIP REIT Series uses the same investment strategy as Delaware REIT Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

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                                                                                      How we use them
                     Securities                                                  Delaware VIP REIT Series
-----------------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts: A company, usually traded            We may invest without limit in shares of REITs.
publicly, that manages a portfolio of real estate to earn
profits for shareholders.

REITs are generally classified as equity REITs, mortgage
REITs or a combination of equity and mortgage REITs. Equity
REITs invest the majority of their assets directly in real property, derive income primarily from the collection of rents and can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. By investing in REITs indirectly through the Series, a shareholder bears a proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.

Real estate industry operating companies: We consider a REOC        We may invest in equity securities of REOCs that meet the
to be a company that derives at least 50% of its gross              criteria described to the left.
revenues or net profits from:

o ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or

o products or services related to the real estate industry, such as building supplies or mortgage servicing.

Foreign securities and American Depositary Receipts (ADRs):         The Series' investments may from time to time include
Securities of foreign entities issued directly or, in the           sponsored or unsponsored American Depositary Receipts that
case of American Depositary Receipts, through a U.S. bank.          are actively traded in the United States.
ADRs represent the bank's holdings of a stated number of
shares of a foreign corporation. An ADR entitles the holder         We may invest up to 10% of the Series' total assets in
to all dividends and capital gains earned by the underlying         foreign securities (not including ADRs).
foreign shares. ADRs are bought and sold the same as U.S.
securities.
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                                                                                      How we use them
                     Securities                                                  Delaware VIP REIT Series
-----------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or            If we have stocks that appreciated in price, we may want to
sell a security or group of securities at an agreed upon            protect those gains when we anticipate adverse conditions.
price at a future date. The purchaser of an option may or           We might use options or futures to neutralize the effect of
may not choose to go through with the transaction.                  any price declines, without selling the security. We might also use options or futures to gain exposure to a particular
Writing a covered call option on a security obligates the           market segment without purchasing individual securities in
owner of the security to sell it at an agreed upon price on         that segment. We might use this approach if we had excess
an agreed upon date (usually no more than nine months in the        cash that we wanted to invest quickly.
future.) The owner of the security receives a premium
payment from the purchaser of the call, but if the security         We might use covered call options if we believe that doing
appreciates to a price greater than the agreed upon selling         so would help the Series to meet its investment objective.
price, the Series would lose out on those gains.
                                                                    Use of these strategies can increase the operating costs of
Futures contracts are agreements for the purchase or sale of        the Series and can lead to loss of principal.
securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is
sold before the settlement date.

Options and futures are generally considered to be derivative securities.

Repurchase agreements: An agreement between a buyer, such as        Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller          investment for our cash position. In order to enter into
agrees to buy the securities back within a specified time at        repurchase agreements, the Series must have collateral of
the same price the buyer paid for them, plus an amount equal        102% of the repurchase price. Except when we believe a
to an agreed upon interest rate. Repurchase agreements are          temporary defensive approach is appropriate, the Series will
often viewed as equivalent to cash.                                 not hold more than 5% of its total assets in cash or other short-term investments. All short-term investments will be rated AAA by S&P or Aaa by Moody's or if unrated, be of
                                                                    comparable quality, based on our evaluation. The Series will only enter into repurchase agreements in which the
                                                                    collateral is U.S. government securities.

Restricted securities: Privately placed securities whose            We may invest in privately placed securities, including
resale is restricted under securities law.                          those that are eligible for resale only among certain
                                                                    institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                    are determined to be illiquid may not exceed the Series' 15%
                                                                    limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready            We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at              securities, including repurchase agreements with maturities
approximately the price that the Series has valued them.            of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including convertible securities including enhanced convertible securities as well as rights and warrants to purchase common stock, preferred stocks, mortgage-backed securities, U.S. government securities and zero coupon bonds. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Series being unable to meet its investment objectives. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objectives.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP REIT Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

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                                                                                   How we strive to manage them
                     Risks                                                           Delaware VIP REIT Series
-----------------------------------------------------------------------------------------------------------------------------------

Market risk: The risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond              securities we believe can appreciate over an extended time
market--will decline in value because of factors such as            frame regardless of interim market fluctuations. We do not
economic conditions, future expectations or investor                try to predict overall market movements and generally do not
confidence.                                                         trade for short-term purposes.

Industry and security risk: The risk that the value of              In the Series we hold a number of different individual
securities in a particular industry or the value of an              securities, seeking to manage security risk. However, we do
individual stock or bond will decline because of changing           concentrate in the real estate industry. As a consequence,
expectations for the performance of that industry or for the        the share price of the Series may fluctuate in response to
individual company issuing the stock or bond.                       factors affecting that industry, and may fluctuate more
                                                                    widely than a portfolio that invests in a broader range of industries. The Series may be more susceptible to any single economic, political or regulatory occurrence affecting the real estate industry.

Interest rate risk: The risk that securities will decrease          The Series is subject to interest rate risk. If the Series
in value if interest rates rise and conversely rise in value        invests in real estate investment trusts that hold fixed
when interest rates fall.                                           rate obligations, we would expect the value of those trusts to decrease if interest rates rise and increase if interest rates decline. However, lower interest rates also tend to
                                                                    increase the chances that a bond will be refinanced, which can hurt the returns of REITs that hold fixed rate
                                                                    obligations. We strive to manage this risk by monitoring
                                                                    interest rates and evaluating their potential impact on
                                                                    securities already in the portfolio or those we are
                                                                    considering for purchase.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   How we strive to manage them
                     Risks                                                           Delaware VIP REIT Series
-----------------------------------------------------------------------------------------------------------------------------------
Real estate industry risks include among others:                    Since the Series invests principally in REITs, it is subject to the risks associated with the real estate industry. We
o  possible declines in the value of real estate;                   will strive to manage these risks through careful selection of individual REIT securities; however, investors should
o  risks related to economic conditions;                            carefully consider these risks before investing in the
                                                                    Series.
o  possible shortage of mortgage funds;

o  overbuilding and extended vacancies;

o  increased competition;

o changes in property taxes, operating expenses or zoning laws;

o costs of environmental clean-up, or damages from natural disasters;

o  limitations or fluctuations in rent payments;

o  cash flow fluctuations; and

o  defaults by borrowers.

REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue
Code and/or failing to qualify for an exemption from registration as an investment company under the Investment
Company Act of 1940.

Non-diversified funds risk: The risk investment companies           The Series is a non-diversified fund and subject to this
have the flexibility to invest as much as 50% of their              risk. Nevertheless, we typically hold securities from a
assets in as few as two issuers with no single issuer               variety of different issuers, representing different sectors
accounting for more than 25% of the portfolio. The remaining        of the real estate industry. We also perform extensive
50% of the portfolio must be diversified so that no more            analysis on all securities. We are particularly diligent in
than 5% of a series' assets is invested in the securities of        reviewing securities that represent a larger percentage of
a single issuer. Because a non-diversified fund may invest          portfolio assets.
its assets in fewer issuers, the value of series shares may
increase or decrease more rapidly than if the series were
fully diversified.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   How we strive to manage them
                     Risks                                                           Delaware VIP REIT Series
-----------------------------------------------------------------------------------------------------------------------------------

Foreign risk: The risk that foreign securities may be               We may invest up to 10% of the Series' total assets in
adversely affected by political instability (including              foreign securities; however we typically invest only a small
governmental seizures or nationalization of assets), changes        portion of assets in foreign securities, so this is not
in currency exchange rates, foreign economic conditions or          expected to be a major risk to the Series.
lax regulatory and accounting standards. Foreign markets may also be less efficient, less liquid, have greater price
volatility, less regulation and higher transaction costs
than U.S. markets.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

Liquidity risk: The possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series has valued them.

Futures and options risk: The possibility that a series may         The Series may use futures contracts and options on futures
experience a loss if it employs an options or futures               contracts, as well as options on securities for hedging
strategy related to a security or a market index and that           purposes. We limit the amount of the Series' assets that may
security or index moves in the opposite direction from what         be committed to these strategies.
the manager anticipated. Futures and options also involve
additional expenses, which could reduce any benefit or
increase any loss that the series gains from using the
strategy.

Options and futures contracts on foreign currencies, and
forward contracts, entail particular risks related to
conditions affecting the underlying currency.
-----------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, Delaware Management Company was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio manager

Damon J. Andres has primary responsibility for making day-to-day investment decisions for the Delaware VIP REIT Series. Mr. Andres has been managing the Series' since 1998.

Damon J. Andres, Vice President/Senior Portfolio Manager, earned a BS in Business Administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.


                                             Service Class*
          -------------------------------------------------
          Commission (%)                                  -

          12b-1 Fee to Dealer                         0.30%

*Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2005.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP REIT Series
----------------------------------------------------------------------------------------------------------------------
                                                                                      Year ended 12/31       5/1/00(1)
Service Class                                                    2003            2002             2001     to 12/31/00
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.720         $11.700          $11.020         $ 9.180

Income from investment operations:

Net investment income(2)                                        0.556           0.517            0.555           0.389

Net realized and unrealized gain on investments                 3.283               -            0.366           1.451
                                                              -------         -------          -------         -------
Total from investment operations                                3.839           0.517            0.921           1.840
                                                              -------         -------          -------         -------
Less dividends and distributions from:

Net investment income                                          (0.324)         (0.300)          (0.198)              -

Net realized gain on investments                               (0.105)         (0.197)          (0.043)              -
                                                              -------         -------          -------         -------
Total dividends and distributions                              (0.429)         (0.497)          (0.241)              -
                                                              -------         -------          -------         -------
Net asset value, end of period                                $15.130         $11.720          $11.700         $11.020
                                                              =======         =======          =======         =======
Total return(3)                                                33.73%           4.38%            8.67%          20.04%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                       $68,276         $28,152           $8,619          $2,501

Ratio of expenses to average net assets                         1.08%           0.99%            1.00%           1.00%

Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly               1.11%           0.99%            1.04%           1.21%

Ratio of net investment income to average net assets            4.29%           4.37%            5.01%           5.69%

Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid
  indirectly                                                    4.26%           4.37%            4.97%           5.48%

Portfolio turnover                                                37%             53%              56%             31%
----------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation and waiver not been in effect.

DELAWARE VIP REIT SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Investment Company Act File No. 811-5162

Delaware Series Symbol                                    CUSIP
                                                          -----
Delaware VIP REIT Series
(Service Class)                                         246493738



Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



                               DELAWARE VIP TRUST

                       Delaware VIP Select Growth Series
                                 Service Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP Select Growth Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

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Overview                                                   page 2
Delaware VIP Select Growth Series                               2
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How we manage the Series                                   page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Series                            7
Investment manager                                              8
Portfolio managers                                              8
Who's who?                                                      9
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Important information about the Series                    page 10
Share classes                                                  10
Salesperson and life company compensation                      10
Purchase and redemption of shares                              10
Valuation of shares                                            10
Dividends, distributions and taxes                             11
Certain management considerations                              11
------------------------------------------------------------------
Financial highlights                                      page 12

OVERVIEW: DELAWARE VIP SELECT GROWTH SERIES

What is the Series' goal? Delaware VIP Select Growth Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in common stocks of companies that we believe have the potential for high earnings growth based on our analysis of their historic or projected earnings growth rate, price to earnings ratio and cash flows. We consider companies of any size larger than $300 million in market capitalization. We look for companies that are undervalued, but still have the potential for high earnings growth.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. The Series may be subject to greater investment risk than assumed by other funds because the companies the Series invests in, especially those that are smaller or newer, are subject to greater changes in earnings and business prospects than companies with more established earnings patterns. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

   o  Investors with long-term financial goals.

   o  Investors seeking an investment primarily in common stocks.

   o Investors seeking exposure to capital appreciation opportunities across a broad range of industry sectors and company sizes.

Who should not invest in the Series

   o  Investors with short-term financial goals.

   o  Investors whose primary goal is current income.

   o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP Select Growth Series Service Class. We show returns for the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The performance presented does not reflect any separate account fees, which would reduce the returns. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 3 for additional information about the expense caps.

Year-by-year total return (Delaware VIP Select Growth Series Service Class)


        -23.90%                    -32.61%                      39.07%
------------------------------------------------------------------------------
         2001                       2002                        2003

During the period illustrated in this bar chart, the Class' highest quarterly return was 22.76% for the quarter ended June 2003 and its lowest quarterly return was -27.02% for the quarter ended March 2001.

Average annual returns for periods ending 12/31/03

                                                 Delaware VIP                             Russell 3000
                                             Select Growth Series          S&P 500           Growth
                                                 Service Class              Index             Index
---------------------------------------------------------------------------------------------------------
  1 year                                             39.07%                 28.67%           30.97%

  Lifetime (Inception 5/1/00)                       -13.41%                 -5.61%          -13.91%

The Series' returns are compared to the performance of the S&P 500 Index and the Russell 3000 Growth Index. Although the Series had been benchmarked previously against the S&P 500 Index, we have determined that it would be more appropriate to use the Russell 3000 Growth Index going forward. You should remember that unlike the Series, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Series' fees and expenses?(1)

-------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your                Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                   purchases as a percentage of offering price              none
Service Class.
                                                              Maximum contingent deferred sales charge (load)
                                                                 as a percentage of original purchase price or
                                                                 redemption price, whichever is lower                     none

                                                              Maximum sales charge (load) imposed on
                                                                 reinvested dividends                                     none

                                                              Redemption fees                                             none

                                                              Exchange fees                                               none
------------------------------------------------------------------------------------------------------------------------------

Annual Series operating expenses are deducted                 Management fees                                            0.75%
from the Series' assets.
                                                              Distribution and service (12b-1) fees(2)                   0.30%

                                                              Other expenses                                             0.08%

                                                              Total operating expenses                                   1.13%

                                                              Fee waivers and payments(2,3)                             (0.05%)

                                                              Net expenses                                               1.08%
-------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of      1 year                                                     $110
investing in the Series to the cost of investing in other
mutual funds with similar investment objectives. We show the  3 years                                                    $354
cumulative amount of Series expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time  5 years                                                    $617
shown.(4) This is an example only, and does not represent
future expenses, which may be greater or less than those      10 years                                                 $1,370
shown here.
------------------------------------------------------------------------------------------------------------------------------


(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) Service Class shares subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2005 to no more than 0.25% of average daily net assets. Prior to May 1, 2003, the Board of Trustees had set the fee at an annual rate of 0.15% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.90% of average daily net assets.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP Select Growth Series strives to identify companies that offer the potential for long-term capital appreciation because they are likely to experience high earnings growth. The companies we choose for the portfolio will typically exhibit one or more of the following characteristics:

  o  a history of high growth in earnings-per-share;

  o  projections for high future growth or acceleration in earnings-per-share;

  o  a price-to-earnings ratio that is low relative to other stocks; and

  o  discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high the company's return on equity is, how much of the company's profits are reinvested into the company to fuel additional growth, and how strictly the company's financial and accounting policies are maintained.

Analyzing these various characteristics provides insight into the outlook for the company, and helps us identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We seek a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

Delaware VIP Select Growth Series uses the same investment strategy as Delaware Select Growth Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

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                                                                                        How we use them
                        Securities                                            Delaware VIP Select Growth Series
----------------------------------------------------------------------------------------------------------------------------------

Common stocks: Securities that represent shares of ownership     We invest at least 65% of the Series' total assets in equity
in a corporation. Stockholders participate in the                securities (including common stocks and convertible
corporation's profits and losses, proportionate to the           securities). Generally, however, we invest 90% to 100% of
number of shares they own.                                       net assets in common stock. We may invest in companies of
                                                                 any size greater than $300 million in market capitalization.

Repurchase agreements: An agreement between a buyer, such as     Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller       investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at     into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal     collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are       only enter into repurchase agreements in which the
often viewed as equivalent to cash.                              collateral is U.S. government securities.

Restricted securities: Privately placed securities whose         We may invest in privately placed securities, including
resale is restricted under securities law.                       those that are eligible for resale only among certain
                                                                 institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                 are determined to be illiquid may not exceed the Series' 15%
                                                                 limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready         We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at           securities, including repurchase agreements with maturities
approximately the price that a series has valued them.           of over seven days.

----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including preferred stocks, warrants, rights, futures, options, debt securities of government or corporate issuers or investment company securities. Delaware VIP Select Growth Series may invest up to 10% of its net assets in foreign securities (including American Depositary Receipts); however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not purchase new securities if borrowing exceeds 5% of net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold all of its assets in high quality fixed-income securities, cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced all of the securities valued at 100% of its net assets within one year, if for example the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Select Growth Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

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                                                                                    How we strive to manage them
                           Risks                                                  Delaware VIP Select Growth Series
----------------------------------------------------------------------------------------------------------------------------------

Market risk: The risk that all or a majority of the              We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond           stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as         regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor             predict overall stock market movements and though we may
confidence.                                                      hold securities for any amount of time, we typically do not trade for short-term purposes.

Industry and security risk: The risk that the value of           We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an           one industry and in any individual security. We also follow
individual stock or bond will decline because of changing        a rigorous selection process before choosing securities and
expectations for the performance of that industry or for the     continuously monitor them while they remain in the
individual company issuing the stock.                            portfolio.

Company size risk: The risk that prices of small and             The Series seeks opportunities among companies of all sizes.
medium-size companies may be more volatile than larger           Because its portfolio does not concentrate specifically on
companies because of limited financial resources or              small or medium-size companies, this risk may be balanced by
dependence on narrow product lines.                              our holdings of large companies.

Interest rate risk: The risk that securities will decrease       We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally           flow to determine the company's ability to finance future
associated with bonds; however, because small and                expansion and operations. The potential affect that rising
medium-size companies often borrow money to finance their        interest rates might have on a stock is taken into
operations, they may be adversely affected by rising             consideration before the stock is purchased.
interest rates.

Liquidity risk: The possibility that securities cannot be        We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.

----------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers

Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the Delaware VIP Select Growth Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe, Matthew Todorow and Lori
P. Wachs.

Gerald S. Frey, Managing Director/Chief Investment Officer, Growth Investing, has 25 years of experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since its inception.

Marshall T. Bassett, Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Senior Vice President/Senior Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid- and large- capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at PriceWaterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. He has been co-managing the equity portion of the Series since November 2001.

Matthew Todorow, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group; prior to that, he held positions at Keeton Capital Management.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental Studies.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                       Service Class*
-----------------------------------------------------------------------
Commission (%)                                                      -

12b-1 Fee to Dealer                                             0.30%

*Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2005.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Select Growth Series


------------------------------------------------------------------------------------------------------------
                                                                            Year ended 12/31     5/1/00(1)
Service Class                                                     2003      2002        2001      12/31/00
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $5.580      $8.280      $10.880     $13.160

Income (loss) from investment operations:

Net investment income(2)                                       (0.030)     (0.034)      (0.032)     (0.043)

Net realized and unrealized gain (loss) on investments          2.210      (2.666)      (2.568)     (2.237)
                                                              -------     -------      -------     -------
Total from investment operations                                2.180      (2.700)      (2.600)     (2.280)
                                                              -------     -------      -------     -------

Net asset value, end of period                                 $7.760      $5.580       $8.280     $10.880
                                                              =======     =======      =======     =======

Total return(3)                                                39.07%     (32.61%)     (23.90%)    (17.33%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                        $5,670      $7,018      $14,498     $16,916

Ratio of expenses to average net assets                         1.05%       1.01%        1.00%       0.99%

Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                        1.08%       1.01%        1.03%       1.06%

Ratio of net investment income to average net assets           (0.46%)     (0.50%)      (0.37%)     (0.48%)

Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly      (0.49%)     (0.50%)      (0.40%)     (0.55%)

Portfolio turnover                                                72%        106%         135%        158%
------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP SELECT GROWTH SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


Investment Company Act File No. 811-5162


Delaware Series Symbol                                      CUSIP
                                                            -----
Delaware VIP Select Growth Series
(Service Class)                                         246493712







 Delaware
 Investments(SM)
 --------------------------------------
 A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                      Delaware VIP Small Cap Value Series
                                 Service Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP Small Cap Value Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
..................................................................
Overview                                                   page 2
Delaware VIP Small Cap Value Series                             2
..................................................................
How we manage the Series                                   page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Series                            7
Investment manager                                              8
Portfolio manager                                               8
Who's who?                                                      9
..................................................................

Important information about the Series                    page 10
Share classes                                                  10
Salesperson and life company compensation                      10
Purchase and redemption of shares                              10
Valuation of shares                                            10
Dividends, distributions and taxes                             11
Certain management considerations                              11
..................................................................
Financial highlights                                      page 12

OVERVIEW: DELAWARE VIP SMALL CAP VALUE SERIES

What is the Series goal? Delaware VIP Small Cap Value Series seeks capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? Under normal circumstances, at least 80% of the Series' net assets will be in investments of small capitalization companies (the "80% policy"). The Series currently defines small-cap companies as those having a market capitalization generally less than $2.0 billion at the time of purchase. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry, and any anticipated changes within the company, which might suggest a more favorable outlook going forward.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that the Series invests in may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

  o Investors with long-term financial goals.

  o Investors seeking an investment primarily in common stocks.

  o Investors seeking exposure to the capital appreciation opportunities of small companies.

Who should not invest in the Series

  o Investors with short-term financial goals.

  o Investors whose primary goal is current income.

  o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP Small Cap Value Series Service Class. We show returns for the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The performance presented does not reflect any separate account fees, which would reduce the returns. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 3 for additional information about the expense caps.

Year-by-year total return (Delaware VIP Small Cap Value Series Service Class)

     11.68%         -5.72%         41.66%
---------------------------------------------
      2001          2002            2003

During the period illustrated in this bar chart, the Class' highest quarterly return was 19.69% for the quarter ended June 2003 and its lowest quarterly return was -16.45% for the quarter ended September 2002.

Average annual returns for periods ending 12/31/03

                                       Delaware VIP
                                  Small Cap Value Series        Russell 2000
                                       Service Class            Value Index
--------------------------------------------------------------------------------
1 year                                    41.66%                   46.03%

Lifetime (Inception 5/1/00)               16.86%                   16.21%

The Series' returns are compared to the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Series' fees and expenses?(1)
-------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your                Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                   purchases as a percentage of offering price               none
Service Class.
                                                              Maximum contingent deferred sales charge (load)
                                                                 as a percentage of original purchase price or
                                                                 redemption price, whichever is lower                      none

                                                              Maximum sales charge (load) imposed on
                                                                 reinvested dividends                                      none

                                                              Redemption fees                                              none

                                                              Exchange fees                                                none
-------------------------------------------------------------------------------------------------------------------------------

Annual Series operating expenses are deducted                 Management fees                                             0.75%
from the Series' assets.
                                                              Distribution and service (12b-1) fees(2)                    0.30%

                                                              Other expenses                                              0.11%

                                                              Total operating expenses                                    1.16%

                                                              Fee waivers and payments(2,3)                              (0.05%)

                                                              Net expenses                                                1.11%
-------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare                  1 year                                                       $113
the cost of investing in the Series to the
cost of investing in other mutual funds with                  3 years                                                      $364
similar investment objectives. We show the
cumulative amount of Series expenses on a                     5 years                                                      $633
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(4) This                 10 years                                                   $1,405
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) Service Class shares subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2005 to no more than 0.25% of average daily net assets. Prior to May 1, 2003, the Board of Trustees had set the fee at an annual rate of 0.15% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.95% of average daily net assets.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP Small Cap Value Series strives to identify small companies that we believe offer above-average opportunities for long-term price appreciation because their current stock price does not appear to accurately reflect the companies' underlying value or future earning potential.

Under normal circumstances, at least 80% of the Series' net assets will be invested in investments of small cap companies, those having a market capitalization generally less than $2 billion at the time of purchase. Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profits, book value or cash flow.

Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.

We will carefully evaluate the financial strength of the company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks representing a wide array of industries.

Delaware VIP Small Cap Value Series uses the same investment strategy as Delaware Small Cap Value Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

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                                                                                           How we use them
                     Securities                                                 Delaware VIP Small Cap Value Series
-----------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         Under normal market conditions, we will hold at least 80% of
in a corporation. Stockholders participate in the                    the Series' net assets in common stock of small companies
corporation's profits and losses, proportionate to the               that we believe are selling for less than their true value.
number of shares they own.                                           Generally, we invest 90% to 100% of net assets in these
                                                                     stocks.

Real estate investment trusts: A company, usually traded             The Series is permitted to invest in REITs and would
publicly, that manages a portfolio of real estate to earn            typically do so when this sector or companies within the
profits for shareholders.                                            sector appeared to offer opportunities for price
                                                                     appreciation.

Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are           only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.

Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including
resale is restricted under securities law.                           those that are eligible for resale only among certain
                                                                     institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                     are determined to be illiquid may not exceed the Series' 10%
                                                                     limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready             We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at               securities.
approximately the price that a series has valued them.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including convertible securities, warrants, preferred stocks, bonds and foreign securities. The Series may also enter into futures and options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds rated A or above by a nationally recognized statistical ratings organization (NRSRO) and cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Small Cap Value Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

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                                                                                     How we strive to manage them
                        Risks                                                     Delaware VIP Small Cap Value Series
-----------------------------------------------------------------------------------------------------------------------------------

Market risk: The risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and generally do not
confidence.                                                          trade for short-term purposes.

Industry and security risk: The risk that the value of               We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an               one industry and in any individual security. We also follow
individual stock or bond will decline because of changing            a rigorous selection process before choosing securities and
expectations for the performance of that industry or for the         continuously monitor them while they remain in the
individual company issuing the stock.                                portfolio.

Small company risk: The risk that prices of smaller                  The Series maintains a well-diversified portfolio, selects
companies may be more volatile than larger companies because         stocks carefully and monitors them continuously. And,
of limited financial resources or dependence on narrow               because we focus on stocks that are already selling at
product lines.                                                       relatively low prices, we believe we may experience less
                                                                     price volatility than small cap funds that do not use a
                                                                     value-oriented strategy.

Interest rate risk: The risk that securities will decrease           We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally               flow to determine the company's ability to finance future
associated with bonds; however, because smaller companies            expansion and operations. The potential effect that rising
often borrow money to finance their operations, they may be          interest rates might have on a stock is taken into
adversely affected by rising interest rates.                         consideration before the stock is purchased.

Liquidity risk: The possibility that securities cannot be            We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
-----------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio manager

Christopher S. Beck has primary responsibility for making day-to-day investment decisions for the Delaware VIP Small Cap Value Series.

Christopher S. Beck, Senior Vice President/Senior Portfolio Manager, has 21 years of investment experience, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. Mr. Beck holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has been managing the Delaware VIP Small Cap Value Series since May 1997.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio manager" for information about the portfolio manager of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                             Service Class*
          -------------------------------------------------
          Commission (%)                                  -

          12b-1 Fee to Dealer                         0.30%

*Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2005.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Small Cap Value Series
----------------------------------------------------------------------------------------------------------------------
                                                                                      Year ended 12/31       5/1/00(1)
Service Class                                                    2003            2002             2001     to 12/31/00
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $18.130         $19.520          $17.650         $14.860

Income (loss) from investment operations:

Net investment income(2)                                        0.020           0.072            0.135           0.124

Net realized and unrealized gain (loss) on investments          7.512          (1.147)           1.900           2.666
                                                              -------         -------          -------         -------
Total from investment operations                                7.532          (1.075)           2.035           2.790
                                                              -------         -------          -------         -------
Less dividends and distributions from:

Net investment income                                          (0.052)         (0.077)          (0.165)              -

Net realized gain on investments                                    -          (0.238)               -               -
                                                              -------         -------          -------         -------
Total dividends and distributions                              (0.052)         (0.315)          (0.165)              -
                                                              -------         -------          -------         -------
Net asset value, end of period                                $25.610         $18.130          $19.520         $17.650
                                                              =======         =======          =======         =======
Total return(3)                                                41.66%          (5.72%)          11.68%          18.78%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                      $248,930        $124,241          $46,049          $1,254

Ratio of expenses to average net assets                         1.08%           1.00%            0.99%           1.00%

Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly               1.11%           1.00%            1.01%           1.06%

Ratio of net investment income to average net assets            0.10%           0.37%            0.74%           1.02%

Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid
  indirectly                                                    0.07%           0.37%            0.72%           0.96%

Portfolio turnover                                                41%             43%              73%             84%
----------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP SMALL CAP VALUE SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Investment Company Act File No. 811-5162

Delaware Series Symbol                                   CUSIP
                                                         -----
Delaware Small Cap Value Series
(Service Class)                                         246493688



Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



                               DELAWARE VIP TRUST

                           Delaware VIP Trend Series
                                 Service Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP Trend Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

.................................................................................
Overview                                                   page 2
Delaware VIP Trend Series                                       2
.................................................................................
How we manage the Series                                   page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Series                            7
Investment manager                                              8
Portfolio managers                                              8
Who's who?                                                      9
.................................................................................

Important information about the Series                    page 10
Share classes                                                  10
Salesperson and life company compensation                      10
Purchase and redemption of shares                              10
Valuation of shares                                            10
Dividends, distributions and taxes                             11
Certain management considerations                              11
.................................................................................
Financial highlights                                      page 12

OVERVIEW: DELAWARE VIP TREND SERIES

What is the Series' goal? Delaware VIP Trend Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in stocks of small, growth-oriented or emerging companies that we believe are responsive to changes within the marketplace and which we believe have the fundamental characteristics to support continued growth.

The Fund uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cash flow as we strive to determine how attractive a company is relative to other companies.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that Delaware VIP Trend Series invests in may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

  o Investors with long-term financial goals.

  o Investors seeking an investment primarily in common stocks.

  o Investors seeking exposure to the capital appreciation opportunities of small, growth-oriented companies.

Who should not invest in the Series

  o Investors with short-term financial goals.

  o Investors whose primary goal is current income.

  o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP Trend Series Service Class. We show returns for the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The performance presented does not reflect any separate account fees, which would reduce the returns. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 3 for additional information about the expense caps.

Year-by-year total return (Delaware VIP Trend Series Service Class)

    -15.45%                      -20.06%                      34.79%
--------------------------------------------------------------------------------
      2001                         2002                        2003

During the period illustrated in this bar chart, the Class' highest quarterly return was 25.54% for the quarter ended December 2001 and its lowest quarterly return was -26.45% for the quarter ended September 2001.

Average annual returns for periods ending 12/31/03

                                                            Delaware VIP
                                                            Trend Series       Russell 2000
                                                            Service Class      Growth Index
---------------------------------------------------------------------------------------------
  1 year                                                       34.79%              48.54%

  Lifetime (Inception 5/1/00)                                  -6.90%              -7.80%

The Series' returns are compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Series' fees and expenses?(1)
-----------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your                    Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                       purchases as a percentage of offering price               none
Service Class.
                                                                  Maximum contingent deferred sales charge (load)
                                                                     as a percentage of original purchase price or
                                                                     redemption price, whichever is lower                      none

                                                                  Maximum sales charge (load) imposed on
                                                                     reinvested dividends                                      none

                                                                  Redemption fees                                              none

                                                                  Exchange fees                                                none
-----------------------------------------------------------------------------------------------------------------------------------
Annual Series operating expenses are deducted                     Management fees                                             0.75%
from the Series' assets.
                                                                  Distribution and service (12b-1) fees(2)                    0.30%

                                                                  Other expenses                                              0.09%

                                                                  Total operating expenses                                    1.14%

                                                                  Fee waivers and payments(2,3)                              (0.05%)

                                                                  Net expenses                                                1.09%
-----------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the                  1 year                                                       $111
cost of investing in the Series to the cost of investing
in other mutual funds with similar investment                     3 years                                                      $357
objectives. We show the cumulative amount of Series
expenses on a hypothetical investment of $10,000                  5 years                                                      $623
with an annual 5% return over the time shown.(4)
This is an example only, and does not represent                   10 years                                                   $1,382
future expenses, which may be greater or
less than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) Service Class shares subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2005 to no more than 0.25% of average daily net assets. Prior to May 1, 2003, the Board of Trustees had set the fee at an annual rate of 0.15% of average daily net assets.

(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.95% of average daily net assets.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP Trend Series strives to identify small companies that offer above-average opportunities for long-term price appreciation because they are poised to benefit from changing and dominant trends within society or the political arena. In striving to identify such companies, we will evaluate a company's managerial skills, product development and sales, and earnings.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. The key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. In striving to do this, Delaware VIP Trend Series studies:

  o  the operational history of the company;

  o  the strategic focus of the company; and

  o  the company's competitive environment.

The Series uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cash flow as we strive to determine how attractive a company is relative to other companies.

We also rely on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

Because there is added risk when investing in small companies, which may still be in their early developmental stages, we seek a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Delaware VIP Trend Series uses the same investment strategy as Delaware Trend Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.


------------------------------------------------------------------------------------------------------------
                                                                        How we use them
                 Securities                                        Delaware VIP Trend Series
------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of           Generally, we invest 85% to 100% of net
ownership in a corporation. Stockholders                     assets in common stock with at least 65%
participate in the corporation's profits and                 in small, growth-oriented companies.
losses, proportionate to the number of shares they
own.

American Depositary Receipts (ADRs): ADRs are                We may hold ADRs when we believe they
issued by a U.S. bank and represent the bank's               offer greater appreciation potential than
holdings of a stated number of shares of a foreign           U.S. securities.
corporation. An ADR entitles the holder to all
dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and
sold the same as U.S. securities.

Repurchase agreements: An agreement between a                Typically, we use repurchase agreements as
buyer, such as the Series, and a seller of                   a short-term investment for the Series'
securities in which the seller agrees to buy the             cash position. In order to enter into
securities back within a specified time at the               these repurchase agreements, the Series
same price the buyer paid for them, plus an amount           must have collateral of 102% of the
equal to an agreed upon interest rate. Repurchase            repurchase price. The Series will only
agreements are often viewed as equivalent to cash.           enter into repurchase agreements in which
                                                             the collateral is U.S. government
                                                             securities.

Restricted securities: Privately placed securities           We may invest in privately placed
whose resale is restricted under securities law.             securities, including those that are
                                                             eligible for resale only among certain
                                                             institutional buyers without registration
                                                             which are commonly known as Rule 144A
                                                             Securities. Restricted securities that are
                                                             determined to be illiquid may not exceed
                                                             the Series' 10% limit on illiquid
                                                             securities, which is described below.

Illiquid securities: Securities that do not have a           We may invest up to 10% of net assets in
ready market, and cannot be readily sold within              illiquid securities, including repurchase
seven days at approximately the price that a                 agreements with maturities of over seven
series has valued them.                                      days.

The Series may also invest in other securities including convertible securities, warrants and preferred stocks and bonds. The Series may also enter into futures and options. Delaware VIP Trend Series may invest a portion of its net assets directly in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional information on these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents, fixed-income obligations issued by the U.S. government, its agencies or instrumentalities and corporate bonds. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Trend Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------
                                                                        How we strive to manage them
                     Risks                                              Delaware VIP Trend Series
------------------------------------------------------------------------------------------------------------

Market risk: The risk that all or a majority                 We maintain a long-term investment approach
of the securities in a certain market--like                  and focus on stocks we believe can appreciate
the stock or bond market--will decline in                    over an extended time frame regardless of
value because of factors such as economic                    interim market fluctuations. We do not try to
conditions, future expectations or investor                  predict overall stock market movements and
confidence.                                                  though we may hold securities for any amount
                                                             of time, we typically do not trade for
                                                             short-term purposes.

Industry and security risk: The risk that the                We limit the amount of the Series' assets
value of securities in a particular industry                 invested in any one industry and in any
or the value of an individual stock or bond                  individual security. We also follow a
will decline because of changing expectations                rigorous selection process before choosing
for the performance of that industry or for                  securities and continuously monitor them
the individual company issuing the stock.                    while they remain in the portfolio.

Small company risk: The risk that prices of                  The Series seeks a well-diversified
smaller companies may be more volatile than                  portfolio, selects stocks carefully and
larger companies because of limited financial                monitors them continuously.
resources or dependence on narrow product
lines.

Interest rate risk: The risk that securities                 We analyze each company's financial situation
will decrease in value if interest rates                     and its cash flow to determine the company's
rise. The risk is generally associated with                  ability to finance future expansion and
bonds; however, because smaller companies                    operations. The potential effect that rising
often borrow money to finance their                          interest rates might have on a stock is taken
operations, they may be adversely affected by                into consideration before the stock is
rising interest rates.                                       purchased.

Foreign risk: The risk that foreign                          We typically invest only a small portion of
securities may be adversely affected by                      the Series' portfolio in foreign corporations
political instability (including governmental                through American Depositary Receipts. We do
seizures or nationalization of assets),                      not presently intend to invest directly in
changes in currency exchange rates, foreign                  foreign securities. When we do purchase ADRs,
economic conditions or lax regulatory and                    they are generally denominated in U.S.
accounting standards. Foreign markets may                    dollars and traded on a U.S. exchange.
also be less efficient, less liquid, have
greater price volatility, less regulation and
higher transaction costs than U.S. markets.

Several European countries began
participating in the European Economic and Monetary Union, which has established a common currency for participating countries.
This currency is commonly known as the
"euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.


------------------------------------------------------------------------------------------------------------
                                                                        How we strive to manage them
                     Risks                                              Delaware VIP Trend Series
------------------------------------------------------------------------------------------------------------

Liquidity risk: The possibility that                         We limit exposure to illiquid securities.
securities cannot be readily sold within
seven days at approximately the price that a
series has valued them.

Investment manager

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers

Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the Delaware VIP Trend Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe, Matthew Todorow and Lori P. Wachs.

Gerald S. Frey, Managing Director/Chief Investment Officer, Growth Investing, has 25 years of experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since March 1997 and was Co-Manager from June 1996 to March 1997.

Marshall T. Bassett, Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Senior Vice President/Senior Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid- and large-capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at PriceWaterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. He has been managing the equity portion of the Series since November 2001.

Matthew Todorow, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group; prior to that, he held positions at Keeton Capital Management.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental Studies.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

------------------------------------------------------------------------
                                                       Service Class*
------------------------------------------------------------------------
Commission (%)                                                      -

12b-1 Fee to Dealer                                             0.30%

*Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2005.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares."). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Trend Series

-------------------------------------------------------------------------------------------------------------------------
                                                                                        Year ended 12/31        5/1/00(1)
Service Class                                                              2003        2002         2001     to 12/31/00
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $20.120     $25.170      $29.770         $35.260

Income (loss) from investment operations:

Net investment loss(2)                                                   (0.135)     (0.117)      (0.122)         (0.074)

Net realized and unrealized gain (loss) on investments                    7.135      (4.933)      (4.478)         (5.416)
                                                                        -------     -------      -------         -------

Total from investment operations                                          7.000      (5.050)      (4.600)         (5.490)
                                                                        -------     -------      -------         -------

Net asset value, end of period                                          $27.120     $20.120      $25.170         $29.770
                                                                        =======     =======      =======         =======

Total return(3)                                                          34.79%     (20.06%)     (15.45%)        (15.57%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                 $55,662     $22,136      $13,950          $8,363

Ratio of expenses to average net assets                                   1.06%       0.99%        1.00%           1.00%

Ratio of expenses to average net assets prior to expense limitation
   and expenses paid indirectly                                           1.09%       0.99%        1.05%           1.01%

Ratio of net investment loss to average net assets                       (0.58%)     (0.53%)      (0.50%)         (0.31%)

Ratio of net investment loss to average net assets prior to expense
   limitation and expenses paid indirectly                               (0.61%)     (0.53%)      (0.55%)         (0.32%)

Portfolio turnover                                                          50%         43%          51%             61%
-------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP TREND SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Investment Company Act File No. 811-5162

Delaware Series Symbol                                      CUSIP
                                                            -----
Delaware VIP Trend Series
(Service Class)                                         246493621


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                        Delaware VIP U.S. Growth Series
                                 Service Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP U.S. Growth Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
..................................................................
Overview                                                   page 2
Delaware VIP U.S. Growth Series                                 2
..................................................................
How we manage the Series                                   page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Series                            7
Investment manager                                              8
Portfolio managers                                              8
Who's who?                                                     10
..................................................................

Important information about the Series                    page 11
Share classes                                                  11
Salesperson and life company compensation                      11
Purchase and redemption of shares                              11
Valuation of shares                                            11
Dividends, distributions and taxes                             12
Certain management considerations                              12
..................................................................
Financial highlights                                      page 13

OVERVIEW: DELAWARE VIP U.S. GROWTH SERIES

What is the Series' goal? Delaware VIP U.S. Growth Series seeks to maximize capital appreciation. Although the Series will strive to achieve its investment goal, there is no assurance that it will.

What are the Series' main investment strategies? Under normal circumstances, at least 80% of the Series' net assets will be in U.S. investments (the "80% policy"). We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry. Our strategy is to identify companies whose earnings are expected to grow faster than the U.S. economy in general. Whether companies provide dividend income and how much income they provide will not be a primary factor in the Series' selection decisions.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the price of Series shares will increase and decrease according to changes in the value of the Series' investments. This Series will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

  o Investors with long-term financial goals.

  o Investors looking for capital growth potential.

  o Investors looking for a fund that can be a complement to income-producing or value-oriented investments.

Who should not invest in the Series

  o Investors with short-term financial goals.

  o Investors whose primary goal is to receive current income.

  o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP U.S. Growth Series Service Class. We show the return for the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The performance presented does not reflect any separate account fees, which would reduce the returns. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes 2 and 3 on page 3 for additional information about the expense caps.

Year-by-year total return (Delaware VIP U.S. Growth Series Service Class)

     -24.61%        -29.26%        23.37%
---------------------------------------------------
      2001           2002           2003

During the period illustrated in this bar chart, the Class' highest quarterly return was 12.95% for the quarter ended December 2001 and its lowest quarterly return was -21.63% for the quarter ended March 2001.

Average annual returns for periods ending 12/31/03

                                  Delaware VIP
                               U.S. Growth Series           Russell 1000
                                 Service Class              Growth Index
--------------------------------------------------------------------------------
1 year                              23.37%                     29.75%

Lifetime (Inception 5/1/00)        -12.57%                    -14.37%

The Series' returns are compared to the performance of the Russell 1000 Growth Index. The Russell 1000 Growth Index is an unmanaged index which measures the performance of Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You should remember that unlike the Series, each index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Series' fees and expenses?(1)
------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your               Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                  purchases as a percentage of offering price               none
Service Class.
                                                             Maximum contingent deferred sales charge (load)
                                                                as a percentage of original purchase price or
                                                                redemption price, whichever is lower                      none

                                                             Maximum sales charge (load) imposed on
                                                                reinvested dividends                                      none

                                                             Redemption fees                                              none

                                                             Exchange fees                                                none
------------------------------------------------------------------------------------------------------------------------------
Annual Series operating expenses are deducted                Management fees                                             0.65%
from the Series' assets.
                                                             Distribution and service (12b-1) fees(2)                    0.30%

                                                             Other expenses                                              0.10%

                                                             Total operating expenses                                    1.05%

                                                             Fee waivers and payments(2,3)                              (0.05%)

                                                             Net expenses                                                1.00%
------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare                 1 year                                                       $102
the cost of investing in the Series to the
cost of investing in other mutual funds with                 3 years                                                      $329
similar investment objectives. We show the
cumulative amount of Series expenses on a                    5 years                                                      $575
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(4) This                10 years                                                   $1,278
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) Service Class shares subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor has contracted to limit the 12b-1 fees through April 30, 2005 to no more than 0.25% of average daily net assets. Prior to May 1, 2003, the Board of Trustees had set the fee at an annual rate of 0.15% of average daily net assets.
(3) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP U.S. Growth Series seeks to maximize capital appreciation. We invest primarily in U.S. investments. Our goal is to own companies with the potential to grow earnings faster than the U.S. economy in general. We look for companies that have:

  o low dividend yields;

  o strong balance sheets; and

  o high expected earnings growth rates relative to their industry.

There are a number of catalysts that might increase a company's potential for accelerated earnings growth. Our disciplined, research-intensive selection process is designed to identify earnings catalysts such as:

  o management changes;

  o new products;

  o structural changes in the economy; or

  o corporate restructurings and turnaround situations.

We seek a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining earnings growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

Delaware VIP U.S. Growth Series uses the same investment strategy as Delaware U.S. Growth Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     How we use them
                      Securities                                              Delaware VIP U.S. Growth Series
-----------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         Generally, we invest 85% to 100% of the Series' net assets
in a corporation. Stockholders participate in the                    in common stock of companies that we think have appreciation
corporation's profits and losses, proportionate to the               potential. We may invest in companies of all sizes, but
number of shares they own.                                           typically focus on medium- and large-sized companies.

Foreign securities and American Depositary Receipts:                 The Series may invest up to 20% of its assets in securities
Securities of foreign entities issued directly or, in the            of foreign issuers. Such foreign securities may be traded on
case of American Depositary Receipts (ADRs), through a U.S.          a foreign exchange, or they may be in the form of ADRs.
bank. ADRs represent a bank's holding of a stated number of          Direct ownership of foreign securities will typically not be
shares of a foreign corporation. An ADR entitles the holder          a significant part of our strategy. We may, however own ADRs
to all dividends and capital gains earned by the underlying          when we think they offer greater appreciation potential than
foreign shares. ADRs are bought and sold in the same way as          domestic stocks.
U.S. securities.

Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of 102% of the repurchase price. The Series would
to an agreed upon interest rate. Repurchase agreements are           only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.

Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including
resale is restricted under securities law.                           those that are eligible for resale only among certain
                                                                     institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                     are determined to be illiquid may not exceed the Series' 10%
                                                                     limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready             We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at               securities.
approximately the price that a series has valued them.

Fixed-income securities: Securities that may include debt            We may invest up to 20% of the Series' assets in debt
securities, bonds, convertible bonds, as well as,                    securities and bonds. The Series may invest without limit in
non-investment grade fixed-income securities.                        convertible bonds, preferred stocks and convertible
                                                                     preferred stock which we consider equity securities. We may also invest up to 10% of this portion in non-investment
                                                                     grade bonds if we believe that doing so would help us to
                                                                     meet the Series' objective.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     How we use them
                      Securities                                              Delaware VIP U.S. Growth Series
-----------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or             We might use options or futures to neutralize the effect of
sell a security or group of securities at an agreed upon             any anticipated price declines, without selling the
price at a future date. The purchaser of an option may or            security. We might also use options or futures to gain
may not choose to go through with the transaction.                   exposure to a particular market segment without purchasing individual securities in that segment particularly if we had
Writing a covered call option on a security obligates the            excess cash that we wanted to invest quickly.
owner of the security to sell it at an agreed upon price on
an agreed upon date (usually no more than nine months in the         When writing call options we will only write covered call
future.) The owner of the security receives a premium                options on securities we actually own.
payment from the purchaser of the call, but if the security
appreciates to a price greater than the agreed upon selling          Use of these strategies can increase the operating costs of
price, a series would lose out on those gains.                       the Series and can lead to loss of principal.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be
derivative securities.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including U.S. government securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

When-issued securities, delayed delivery and firm commitment agreements The Series may purchase securities on a delayed delivery or when-issued basis; that is, paying for securities before delivery or taking delivery at a later date. The Series may also enter into firm commitment agreements (the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. The Series assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Series' total assets, the Series will not purchase any securities.

Temporary defensive positions For temporary defensive purposes, the Series may hold all or a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced all of the securities valued at 100% of its net assets within one year, if for example the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP U.S. Growth Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     How we strive to manage them
                     Risks                                                          Delaware VIP U.S. Growth Series
-----------------------------------------------------------------------------------------------------------------------------------

Market risk: The risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and generally do not
confidence.                                                          trade for short-term purposes.

Industry and security risk: The risk that the value of               We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an               one industry and in any individual security.
individual stock or bond will decline because of changing
expectations for the performance of that industry or for the individual company issuing the stock or bond.

Foreign risk: The risk that foreign securities may be                We are permitted to invest up to 20% of the Series'
adversely affected by political instability (including               portfolio in foreign securities. When we do purchase foreign
governmental seizures or nationalization of assets), changes         securities, they are generally ADRs which are denominated in
in currency exchange rates, foreign economic conditions or           U.S. dollars and traded on U.S. stock exchanges.
lax regulatory and accounting standards. Foreign markets may also be less efficient, less liquid, have greater price
volatility, less regulation and higher transaction costs
than U.S. markets.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

Liquidity risk: The possibility that securities cannot be            We limit exposure to illiquid securities to 15% of net
readily sold within seven days at approximately the price            assets.
that the Series values them.

Credit risk: The possibility that a bond's issuer (or an             Fixed-income securities are not typically a significant
entity that insures the bond) will be unable to make timely          component of our strategy. However, when we do invest in
payments of interest and principal.                                  fixed-income securities, we will not hold more than 10% of net assets in high-yield, non-investment grade bonds. This limitation, combined with our careful, credit-oriented bond selection and our commitment to hold a diversified selection of high-yield bonds are designed to manage this risk.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     How we strive to manage them
                     Risks                                                          Delaware VIP U.S. Growth Series
-----------------------------------------------------------------------------------------------------------------------------------

Futures and options risk: The possibility that a series may          We will not use futures and options for speculative reasons.
experience a loss if it employs an options or futures                We may use options and futures to protect gains in the
strategy related to a security or a market index and that            portfolio without actually selling a security. We may also
security or index moves in the opposite direction from what          use options and futures to quickly invest excess cash so
the manager anticipated. Futures and options also involve            that the portfolio is generally fully invested.
additional expenses, which could reduce any benefit or
increase any loss that a series gains from using the
strategy.
-----------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.65% of average daily net assets for the last fiscal year.

Portfolio managers

Gerald S. Frey has primary responsibility for making day-to-day investment decisions for Delaware VIP U.S. Growth Series. Mr. Frey began managing the Series on January 4, 2001. In making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Basset, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe, Matthew Todorow and Lori P. Wachs.

Gerald S. Frey, Managing Director/Chief Investment Officer, Growth Investing, has 25 years of experience in the money management business and holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

Marshall T. Bassett, Senior Vice President/Senior Portfolio Manager, holds a bachelor's degree and an MBA from Duke University. Prior to joining Delaware Investments in 1997, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies and as a trust officer at Sovran Bank and Trust Company.

John A. Heffern, Senior Vice President/Senior Portfolio Manager, holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit and a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Previously, he served as a Vice President at Bessemer Trust Company in the mid- and large-capitalization growth group. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in finance from the University of Delaware and an MBA from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at PriceWaterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. He has been co-managing the equity portion of the Series since November 2001.

Matthew Todorow, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group; prior to that, he held positions at Keeton Capital Management.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental Studies.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees. The Trust's 12b-1 plan allows the Trust to pay distribution fees of up to 0.30% (currently 0.25%) per year to those who sell and distribute Service Class shares and provide services to shareholders and contract owners. Since the 12b-1 fees are paid out of Service Class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                          Service Class*
          ----------------------------------------------
          Commission (%)                               -

          12b-1 Fee to Dealer                      0.30%

*Pursuant to the Series' 12b-1 Plan, your variable contract salesperson is eligible to receive up to 0.30% 12b-1 fee applicable to Service Class shares. The maximum 12b-1 fee applicable to Service Class shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2005.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Service Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP U.S. Growth Series
----------------------------------------------------------------------------------------------------------------------
                                                                                      Year ended 12/31       5/1/00(1)
Service Class                                                    2003            2002             2001        12/31/00
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $5.360          $7.590          $10.130         $10.910

Income (loss) from investment operations:

Net investment income (loss)(2)                                (0.005)          0.001            0.011           0.004

Net realized and unrealized gain (loss) on investments          1.257          (2.218)          (2.503)         (0.784)
                                                               ------          ------          -------         -------
Total from investment operations                                1.252          (2.217)          (2.492)         (0.780)
                                                               ------          ------          -------         -------
Less dividends and distributions from:

Net investment income                                          (0.002)         (0.013)          (0.048)              -
                                                               ------          ------          -------         -------
Total dividends and distributions                              (0.002)         (0.013)          (0.048)              -
                                                               ------          ------          -------         -------
Net asset value, end of period                                 $6.610          $5.360          $ 7.590         $10.130
                                                               ======          ======          =======         =======
Total return(3)                                                23.37%         (29.26%)         (24.61%)         (7.15%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                        $9,718            $666              $40              $5

Ratio of expenses to average net assets                         0.97%           0.90%            0.90%           0.89%

Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.00%           0.90%            1.01%           0.89%

Ratio of net investment income (loss) to average net assets    (0.05%)             0%            0.12%           0.05%

Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly     (0.08%)             0%            0.01%           0.05%

Portfolio turnover                                               102%            101%              78%             91%
----------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP U.S. GROWTH SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Investment Company Act File No. 811-5162

Delaware Series Symbol                                   CUSIP
                                                         -----
Delaware VIP U.S. Growth Series
(Service Class)                                         246493597




Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



                               DELAWARE VIP TRUST

                          Delaware VIP Balanced Series
                                 Standard Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP Balanced Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
...................................................................
Overview                                                   page 2
Delaware VIP Balanced Series                                    2
...................................................................
How we manage the Series                                   page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Series                            8
Investment manager                                             10
Portfolio managers                                             10
Who's who?                                                     11
...................................................................

Important information about the Series                    page 12
Share classes                                                  12
Salesperson and life company compensation                      12
Purchase and redemption of shares                              12
Valuation of shares                                            12
Dividends, distributions and taxes                             13
Certain management considerations                              13
...................................................................
Financial highlights                                      page 14

OVERVIEW: DELAWARE VIP BALANCED SERIES

What is the Series' goal? Delaware VIP Balanced Series seeks a balance of capital appreciation, income and preservation of capital. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? Under normal circumstances, the Series will invest at least 25% of its net assets in equity securities and at least 25% of its net assets in various types of fixed-income securities. In addition, we invest in various types of fixed-income securities including U.S. government securities and corporate bonds. We invest primarily in common stocks of established companies we believe have the potential for long-term capital appreciation. Funds with this mix of securities are commonly known as balanced funds

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock and bond prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

 o Investors with long-term financial goals.

 o Investors looking for stocks and bonds combined in a single investment.

 o Investors seeking a measure of capital preservation.

Who should not invest in the Series

 o Investors with short-term financial goals.

 o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP Balanced Series Standard Class. We show returns for the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense and contractual caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Year-by-year total return (Delaware VIP Balanced Series Standard Class)


-0.15% 26.58%  15.91%  26.40%   18.62%  -7.85%   -3.12%  -7.66%  -16.27%  19.21%
--------------------------------------------------------------------------------
 1994   1995   1996    1997     1998     1999     2000    2001    2002     2003

During the periods illustrated in this bar chart, the Class' highest quarterly return was 15.89% for the quarter ended December 1998 and its lowest quarterly return was -16.97% for the quarter ended September 2001.

Average annual returns for periods ending 12/31/03

                    Delaware VIP
                   Balanced Series       S&P 500              Lehman Brothers
                    Standard Class        Index            Aggregate Bond Index
--------------------------------------------------------------------------------
 1 year                 19.21%            28.67%                  4.10%
 5 years                -3.83%            -0.57%                  6.62%
 10 years                6.10%            11.06%                  6.95%

The Series' returns are compared to the performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. The Lehman Brothers Aggregate Bond Index measures the performance of approximately 5,500 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. Neither index is a perfect comparison to Delaware VIP Balanced Series since the S&P 500 Index does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks. You should remember that unlike the Series, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Series' fees and expenses?(1)

----------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your investments      Maximum sales charge (load) imposed on
when you buy or sell shares of the Standard Class.                  purchases as a percentage of offering price        none

                                                                 Maximum contingent deferred sales charge (load)
                                                                    as a percentage of original purchase price or
                                                                    redemption price, whichever is lower               none

                                                                 Maximum sales charge (load) imposed on
                                                                    reinvested dividends                               none

                                                                 Redemption fees                                       none

                                                                 Exchange fees                                         none
----------------------------------------------------------------------------------------------------------------------------

Annual Series operating expenses are deducted from the           Management fees                                      0.65%
Series' assets.
                                                                 Distribution and service (12b-1) fees                 none

                                                                 Other expenses                                       0.12%

                                                                 Total operating expenses                             0.77%

                                                                 Fee waivers and payments(2,3)                         none

                                                                 Net expenses                                         0.77%
----------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of         1 year                                                 $79
investing in the Series to the cost of investing in other
mutual funds with similar investment objectives. We show the     3 years                                               $246
cumulative amount of Series expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time     5 years                                               $428
shown.(3) This is an example only, and does not represent
future expenses, which may be greater or less than those         10 years                                              $954
shown here.


(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP Balanced Series is a type of total return fund that invests in both stocks and bonds to pursue a three-pronged investment objective: capital appreciation, current income and preservation of capital. We blend several investment strategies to manage this Series.

We seek capital appreciation by investing primarily in common stocks of companies we believe have:

 o reasonably priced equity securities with strong, consistent and predictable earnings growth rates;

 o strong, capable management teams and competitive products or services; and

 o an attractive debt to capitalization ratio or strong cash flow.

To seek current income and help preserve capital, we generally invest at least 25% of the Series' net assets in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. Each bond in the portfolio will typically have a maturity between one and 30 years, and the average maturity of the portfolio will typically be between one and ten years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

Delaware VIP Balanced Series uses the same investment strategy as Delaware Balanced Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                     How we use them
                          Securities                                           Delaware VIP Balanced Series
-----------------------------------------------------------------------------------------------------------------------------

Common stocks: Securities that represent shares of ownership     Generally, we invest up to 75% of net assets in common
in a corporation. Stockholders participate in the                stocks.
corporation's profits and losses, proportionate to the
number of shares they own.

Convertible securities: Usually preferred stocks or              The Series may invest in convertible securities; however, we
corporate bonds that can be exchanged for a set number of        will not invest more than 10% of the net assets of the
shares of common stock at a predetermined price. These           Series in convertible securities that are rated below
securities offer higher appreciation potential than              investment grade by a nationally recognized statistical
nonconvertible bonds and greater income potential than           ratings organization (NRSRO) or in securities that are
nonconvertible preferred stocks.                                 unrated but deemed equivalent to non-investment grade.

Mortgage-backed securities: Fixed-income securities that         There is no limit on government-related mortgage-backed
represent pools of mortgages, with investors receiving           securities or on privately issued mortgage-backed securities
principal and interest payments as the underlying mortgage       that are fully collateralized by government securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage        securities issued by private companies if the securities are
Corporation, Fannie Mae and the Government National Mortgage     not collateralized by the U.S. government, or its agencies
Association. Others are issued by private financial              or instrumentalities. However, these securities must be
institutions, with some fully collateralized by certificates     rated at the time of purchase in one of the four highest
issued or guaranteed by the U.S. government or its agencies      categories by an NRSRO such as S&P or Moody's. They must
or instrumentalities.                                            also represent interests in whole-loan mortgages,
                                                                 multi-family mortgages, commercial mortgages and other
                                                                 mortgage collateral supported by a first mortgage lien on
                                                                 real estate. The privately issued securities we invest in
                                                                 are either CMOs or REMICs (see below).

Collateralized mortgage obligations (CMOs): Privately issued     See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.

Real estate mortgage investment conduits (REMICs): Privately     See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.

Asset-backed securities: Bonds or notes backed by accounts       We invest only in asset-backed securities rated in one of
receivables including home equity, automobile or credit          the four highest categories by an NRSRO.
loans.

Corporate bonds: Debt obligations issued by a corporation.       We focus on bonds rated in one of the four highest
                                                                 categories by an NRSRO (or, if unrated, deemed equivalent), with maturities typically between one and 30 years.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                     How we use them
                          Securities                                           Delaware VIP Balanced Series
-----------------------------------------------------------------------------------------------------------------------------

Repurchase agreements: An agreement between a buyer, such as     Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller       investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at     into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal     collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are       only enter into repurchase agreements in which the
often viewed as equivalent to cash.                              collateral is U.S. government securities.

American Depositary Receipts (ADRs): Certificates issued by      We may invest without limitation in ADRs.
a U.S. bank that represent the bank's holding of a stated
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Interest rate swap and index swap agreements: In an interest     We may use interest rate swaps to adjust the Series'
rate swap, a series receives payments from another party         sensitivity to interest rates, or to hedge against changes
based on a floating interest rate in return for making           in interest rates.
payments based on a fixed interest rate. An interest rate
swap can also work in reverse, with a series receiving           Index swaps may be used to gain exposure to markets that the
payments based on a fixed interest rate and making payments      Series invests in or as a substitute for futures options or
based on a floating interest rate. In an index swap, a           forward contracts if such contracts are not directly
series receives gains or incurs losses based on the total        available to the Series on favorable terms.
return of an index, in exchange for making fixed or floating
interest rate payments to another party.                         Interest rate swaps and index swaps will be considered
                                                                 illiquid securities (see below).

Restricted and illiquid securities: Restricted securities        We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted       securities. For this Series, the 10% limit includes
under securities law.                                            restricted securities such as privately placed securities
                                                                 that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready      institutional buyers without registration, which are
market, and cannot be easily sold within seven days at           commonly known as Rule 144A Securities, and repurchase
approximately the price that a series has valued them.           agreements with maturities of over seven days.

-----------------------------------------------------------------------------------------------------------------------------


The Series may also invest in other securities including real estate investment trusts, options, U.S. Treasury securities and foreign securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if the Series sold and replaced all of the securities valued at 100% of its net assets within one year, if for example the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Balanced Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------
                                                                               How we strive to manage them
                          Risks                                                Delaware VIP Balanced Series
-----------------------------------------------------------------------------------------------------------------------------

Market risk: The risk that all or a majority of the              We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond           stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as         regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor             predict overall stock market movements and generally do not
confidence.                                                      trade for short-term purposes.

                                                                 We diversify the Series' assets among two major categories of investments--stocks and bonds--which tend to increase and decline in value in different economic or investment
                                                                 conditions.

                                                                 In evaluating the use of an index swap, we carefully
                                                                 consider how market changes could affect the swap and how
                                                                 that compares to us investing directly in the market the
                                                                 swap is intended to represent.

Industry and security risk: The risk that the value of           We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an           one industry and in any individual security. We also follow
individual stock or bond will decline because of changing        a rigorous selection process before choosing securities for
expectations for the performance of that industry or for the     the portfolio.
individual company issuing the stock or bond.

Interest rate risk: The risk that securities, particularly       We do not try to increase return by predicting and
bonds with longer maturities, will decrease in value if          aggressively capitalizing on interest rate moves. Instead,
interest rates rise.                                             we aim to keep the interest rate risk similar to the Lehman
                                                                 Brothers Aggregate Bond Index.
Swaps may be particularly sensitive to interest rate
changes. Depending on the actual movements of interest rates     We will not invest in swaps with maturities of more than two
and how well the portfolio manager anticipates them, a           years. Each business day we calculate the amount the Series
series could experience a higher or lower return than            must pay for swaps it holds and will segregate cash or other
anticipated.                                                     liquid securities to cover that amount.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                               How we strive to manage them
                          Risks                                                Delaware VIP Balanced Series
-----------------------------------------------------------------------------------------------------------------------------

Foreign risk: The risk that foreign securities may be            We typically invest only a small portion of the Series'
adversely affected by political instability (including           portfolio in foreign securities. When we do purchase foreign
governmental seizures or nationalization of assets), changes     securities, they are often denominated in U.S. dollars. We
in currency exchange rates, foreign economic conditions or       also tend to avoid markets where we believe accounting
lax regulatory and accounting standards. Foreign markets may     principles or the regulatory structure are underdeveloped.
also be less efficient, less liquid, have greater price
volatility, less regulation and higher transaction costs
than U.S. markets.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

Liquidity risk: The possibility that securities cannot be        We limit exposure to illiquid securities. Swap agreements
readily sold within seven days at approximately the price        will be treated as illiquid securities, but most swap
that the Series values them.                                     dealers will be willing to repurchase interest rate swaps.

-----------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.65% of average daily net assets for the last fiscal year.

Portfolio managers

Stephen R. Cianci and Paul Grillo have primary responsibility for making day-to-day investment decisions for the Fixed-Income portion of Delaware VIP Balanced Series. Steven T. Lampe and Michael S. Morris have primary responsibility for making the day-to-day investment decisions for the Equity portion of the Series.

Stephen R. Cianci, Vice President/Senior Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments in 1992 and assumed responsibility for maintaining the Fixed-Income Department's investment grade analytical systems. These responsibilities included portfolio analysis and the analysis of mortgage-backed and asset-backed securities. Mr. Cianci is an Adjunct Professor of finance at Widener University and a CFA charterholder. He has been co-managing the fixed-income portion of the Series since April 2000.

Paul Grillo, Vice President/Senior Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. He has been co-managing the fixed-income portion of the Series since April 2000.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at PriceWaterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. He has been co-managing the equity portion of the Series since November 2001.

Michael S. Morris, Vice President/Senior Equity Analyst, holds a BS from Indiana University with a major in finance. He joined Delaware Investments in 1999. Previously he served as Senior Equity Analyst at Pilgrim Baxter, covering financial stocks. He has 10 years of investment management experience. Mr. Morris is a CFA charterholder and a member of the Bank and Financial Analysts Association. He has been co-managing the equity portion of the Series since November 2001.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

----------------------------------------------------------------------
                                                      Standard Class*
----------------------------------------------------------------------
Commission (%)                                                      -

Fee to Dealer                                                   0.25%

*Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends, if any, are paid annually. Capital gain distributions, if any, normally will be made following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Balanced Series

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                                                                                                             Year ended 12/31
Standard Class                                                         2003        2002       2001(1)       2000         1999
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.170     $13.730      $15.230     $17.340      $20.040

Income (loss) from investment operations:

Net investment income(2)                                              0.211       0.258        0.329       0.399        0.408

Net realized and unrealized gain (loss) on investments                1.872      (2.430)      (1.494)     (0.956)      (1.958)
                                                                    -------     -------      -------     -------      -------
Total from investment operations                                      2.083      (2.172)      (1.165)     (0.557)      (1.550)
                                                                    -------     -------      -------     -------      -------
Less dividends and distributions from:

Net investment income                                                (0.363)     (0.388)      (0.335)     (0.451)      (0.380)

Net realized gain on investments                                          -           -            -      (1.102)      (0.770)
                                                                    -------     -------      -------     -------      -------
Total dividends and distributions                                    (0.363)     (0.388)      (0.335)     (1.553)      (1.150)
                                                                    -------     -------      -------     -------      -------
Net asset value, end of period                                      $12.890     $11.170      $13.730     $15.230      $17.340
                                                                    =======     =======      =======     =======      =======
Total return(3)                                                      19.21%     (16.27%)      (7.66%)     (3.12%)      (7.85%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                             $53,233     $54,789      $90,377    $120,705     $172,002

Ratio of expenses to average net assets                               0.77%       0.75%        0.73%       0.79%        0.74%

Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly                    0.77%       0.76%        0.73%       0.79%        0.74%

Ratio of net investment income to average net assets                  1.80%       2.10%        2.37%       2.54%        2.17%

Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly           1.80%       2.09%        2.37%       2.54%        2.17%

Portfolio turnover                                                     231%        303%         336%        179%         107%
------------------------------------------------------------------------------------------------------------------------------

(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.009, an increase in net realized and unrealized gain
     (loss) per share of $0.009, and a decrease in the ratio of net investment income to average net assets of 0.07%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information for the years ended December 31, 2003, 2002, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP BALANCED SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.



Investment Company Act File No. 811-5162

Delaware Series Symbol                                      CUSIP
                                                            -----
Delaware VIP Balanced Series
(Standard Class)                                        246493209









 Delaware
 Investments(SM)
 --------------------------------------
 A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



                               DELAWARE VIP TRUST

                      Delaware VIP Capital Reserves Series
                                 Standard Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP Capital Reserves Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
.................................................................................
Overview                                                   page 2
Delaware VIP Capital Reserves Series                            2
.................................................................................
How we manage the Series                                   page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Series                            8
Investment manager                                              9
Portfolio managers                                              9
Who's who?                                                     10
.................................................................................

Important information about the Series                    page 11
Share classes                                                  11
Salesperson and life company compensation                      11
Purchase and redemption of shares                              11
Valuation of shares                                            11
Dividends, distributions and taxes                             12
Certain management considerations                              12
.................................................................................
Financial highlights                                      page 13

OVERVIEW: DELAWARE VIP CAPITAL RESERVES SERIES

What is the Series' goal? Delaware VIP Capital Reserves Series seeks a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in short- and intermediate-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by U.S. government securities and debt securities issued by U.S. corporations.

Delaware VIP Capital Reserves Series is not a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates. The Series is designed for greater stability of income at a relatively higher level; consequently, the principal value will fluctuate over time. The Series will attempt to provide investors with yields higher than those available in money market vehicles by extending the average maturity of the bonds in its portfolio beyond what is typically associated with money market funds.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by adverse changes in interest rates or, in the case of corporate bonds, by poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

  o Investors with long-term financial goals.

  o Investors looking for relatively stable and high income flow.

  o Investors looking for the security associated with a portfolio of high quality fixed-income securities.

Who should not invest in the Series

  o Investors with short-term financial goals.

  o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP Capital Reserves Series Standard Class. We show returns for the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense and contractual caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Year-by-year total return  (Delaware VIP Capital Reserves Series Standard Class)

-2.68%   14.08%   4.05%   7.60%   6.78%   0.28%   8.46%   8.27%   7.09%   4.63%
--------------------------------------------------------------------------------
 1994     1995    1996    1997    1998    1999    2000    2001    2002    2003

During the periods illustrated in this bar chart, the Class' highest quarterly return was 4.35% for the quarter ended June 1995 and its lowest quarterly return was -2.21% for the quarter ended March 1994.

Average annual returns for periods ending 12/31/03

                                 Delaware VIP             Lehman Brothers
                           Capital Reserves Series          Intermediate
                                Standard Class        Government/Credit Index
------------------------------------------------------------------------------
  1 year                             4.63%                     4.31%

  5 years                            5.70%                     6.65%

  10 years                           5.76%                     6.63%

The Series' returns are compared to the performance of the Lehman Brothers Intermediate Government/Credit Index. The Lehman Brothers Intermediate Government/Credit Index is based on all publicly issued intermediate government and corporate debt securities with an average maturity of four to five years. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Series' fees and expenses?(1)
------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your              Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                  purchases as a percentage of offering price               none
Standard Class.
                                                             Maximum contingent deferred sales charge (load)
                                                                as a percentage of original purchase price or
                                                                redemption price, whichever is lower                      none

                                                             Maximum sales charge (load) imposed on
                                                                reinvested dividends                                      none

                                                             Redemption fees                                              none

                                                             Exchange fees                                                none

------------------------------------------------------------------------------------------------------------------------------

Annual Series operating expenses are deducted                Management fees                                             0.50%
from the Series' assets.
                                                             Distribution and service (12b-1) fees                        none

                                                             Other expenses                                              0.13%

                                                             Total operating expenses                                    0.63%

                                                             Fee waivers and payments(2,3)                                none

                                                             Net expenses                                                0.63%

------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the             1 year                                                        $64
cost of investing in the Series to the cost of investing
in other mutual funds with similar investment                3 years                                                      $202
objectives. We show the cumulative amount of Series
expenses on a hypothetical investment of $10,000             5 years                                                      $351
with an annual 5% return over the time shown.(3) This
is an example only, and does not represent future            10 years                                                     $786
expenses, which may be greater or less than those
shown here.


(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP Capital Reserves Series is a type of current income fund that invests in a variety of high quality fixed-income securities which provide high income potential.

We will strive to reduce the effects of interest rate volatility on principal by maintaining an intermediate average maturity for the Series. The average weighted maturity of the Series' portfolio will normally range from five to seven years. It will not exceed ten years. We will decide where to position the portfolio within this permissible maturity range based on our perception of the direction of interest rates and the risks in the fixed-income markets. If, in our judgment, interest rates are relatively high and borrowing requirements in the economy are weakening, we will generally extend the average weighted maturity of the Series. Conversely, if we believe interest rates are relatively low and borrowing requirements appear to be strengthening, we may shorten the average weighted maturity. We have the ability to purchase individual securities with a remaining maturity of up to 15 years.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

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                                                                           How we use them
                        Securities                               Delaware VIP Capital Reserves Series
--------------------------------------------------------------------------------------------------------------------

Direct U.S. Treasury obligations include                     We may invest without limit in U.S. Treasury
Treasury bills, notes and bonds of varying                   securities, though they are typically not our
maturities. U.S. Treasury securities are                     largest holding because they generally do not
backed by the "full faith and credit" of the                 offer as high a level of current income as
United States.                                               other fixed-income securities.

Mortgage-backed securities: Fixed-income                     There is no limit on government-related
securities that represent pools of mortgages,                mortgage-backed securities or on privately
with investors receiving principal and                       issued mortgage-backed securities that are
interest payments as the underlying mortgage                 fully collateralized by government
loans are paid back. Many are issued and                     securities. We may invest up to 20% of net
guaranteed against default by the U.S.                       assets in mortgage-backed securities issued
government or its agencies or                                by private companies if the securities are
instrumentalities, such as the Federal Home                  not collateralized by the U.S. government, or
Loan Mortgage Corporation, Fannie Mae and the                its agencies or instrumentalities. However,
Government National Mortgage Association.                    these securities must be rated at the time of
Others are issued by private financial                       purchase in one of the four highest
institutions, with some fully collateralized                 categories by a nationally recognized
by certificates issued or guaranteed by the                  statistical ratings organization (NRSRO) such
U.S. government or its agencies or                           as S&P or Moody's. They must also represent
instrumentalities.                                           interests in whole-loan mortgages,
                                                             multi-family mortgages, commercial mortgages
                                                             and other mortgage collateral supported by a
                                                             first mortgage lien on real estate. The
                                                             privately issued securities we invest in are
                                                             either CMOs or REMICs (see below).

Collateralized mortgage obligations (CMOs):                  See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is the mortgages that are
grouped into different pools according to
their maturity.

Real estate mortgage investment conduits                     See mortgage-backed securities above.
(REMICs): Privately issued mortgage-backed
bonds whose underlying value is a fixed pool
of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different
pools.

Asset-backed securities: Bonds or notes                      We invest only in asset-backed securities
backed by accounts receivables including home                rated in one of the four highest categories
equity, automobile or credit loans.                          by an NRSRO.

--------------------------------------------------------------------------------------------------------------------
                                                                           How we use them
                        Securities                               Delaware VIP Capital Reserves Series
--------------------------------------------------------------------------------------------------------------------
Corporate debt: Debt obligations issued by a                 We focus on corporate debt with investment
corporation, including corporate notes, bonds                grade ratings, that is bonds rated BBB or
and other debt securities.                                   better by S&P or Baa or better by Moody's. We
                                                             may invest in debt that is unrated, if we
                                                             believe the quality of the securities is
                                                             comparable to the ratings above.


Certificates of deposit and obligations of                   We may invest in certificates of deposit from
both U.S. and foreign banks: Debt instruments                banks that have assets of at least one
issued by a bank that pay interest.                          billion dollars.

Corporate commercial paper: Short-term debt                  We may invest in commercial paper that is
obligations with maturities ranging from 2 to                rated P-1 or P-2 by Moody's and/or A-1 or A-2
270 days, issued by companies.                               by S&P.

Repurchase agreements: An agreement between a                Typically, we use repurchase agreements as a
buyer, such as the Series, and a seller of                   short-term investment for the Series' cash
securities in which the seller agrees to buy                 position. In order to enter into these
the securities back within a specified time                  repurchase agreements, the Series must have
at the same price the buyer paid for them,                   collateral of 102% of the repurchase price.
plus an amount equal to an agreed upon                       The Series will only enter into repurchase
interest rate. Repurchase agreements are                     agreements in which the collateral is U.S.
often viewed as equivalent to cash.                          government securities.

Interest rate swap and index swap agreements:                We may use interest rate swaps to adjust the
In an interest rate swap, a series receives                  Series' sensitivity to interest rates, or to
payments from another party based on a                       hedge against changes in interest rates.
floating interest rate in return for making
payments based on a fixed interest rate. An                  Index swaps may be used to gain exposure to
interest rate swap can also work in reverse,                 markets that the Series invests in or as a
with a series receiving payments based on a                  substitute for futures options or forward
fixed interest rate and making payments based                contracts if such contracts are not directly
on a floating interest rate. In an index                     available to the Series on favorable terms.
swap, a series receives gains or incurs
losses based on the total return of an index,                Interest rate swaps and index swaps will be
in exchange for making fixed or floating                     considered illiquid securities (see below).
interest rate payments to another party.

Restricted and illiquid securities:                          We may invest up to 10% of net assets in
Restricted securities are privately placed                   illiquid securities. For this Series, the 10%
securities whose resale is restricted under                  limit includes restricted securities such as
securities law.                                              privately placed securities that are eligible
                                                             for resale only among certain institutional
Illiquid securities are securities that do                   buyers without registration, which are
not have a ready market, and cannot be easily                commonly known as Rule 144A Securities, and
sold within seven days at approximately the                  repurchase agreements with maturities of over
price that a series has valued them.                         seven days.

The Series may also enter into options and purchase depositary receipts. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not borrow money in excess of one-third of the value of its net assets.

Portfolio turnover We anticipate that the Series' annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if the Series sold and replaced all of the securities valued at 100% of its net assets within one year, if for example the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Capital Reserves Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-------------------------------------------------------------------------------------------------------------
                                                                   How we strive to manage them
                       Risks                                   Delaware VIP Capital Reserves Series
-------------------------------------------------------------------------------------------------------------

Market risk: The risk that all or a majority                 We maintain a long-term investment approach
of the securities in a certain market--like                  and focus on fixed-income securities that we
the stock or bond market--will decline in                    believe can continue to make interest and
value because of factors such as economic                    principal payments over an extended time
conditions, future expectations or investor                  frame regardless of interim market
confidence.                                                  fluctuations. We do not try to predict
                                                             overall bond market movements and generally
                                                             do not trade for short-term purposes.

Industry and security risk: The risk that the                We diversify the Series' portfolio. We also
value of securities in a particular industry                 follow a rigorous selection process before
or the value of an individual stock or bond                  choosing securities for the portfolio.
will decline because of changing expectations
for the performance of that industry or for
the individual company issuing the stock or
bond.

Interest rate risk: The risk that securities,                We do not try to increase return by
particularly bonds with longer maturities,                   predicting and aggressively capitalizing on
will decrease in value if interest rates                     interest rate moves.
rise.
                                                             We will not invest in interest rate swaps
Swaps may be particularly sensitive to                       with maturities of more than two years. Each
interest rate changes. Depending on the                      business day we calculate the amount the
actual movements of interest rates and how                   Series must pay for swaps it holds and will
well the portfolio manager anticipates them,                 segregate cash or other liquid securities to
a series could experience a higher or lower                  cover that amount.
return than anticipated.

Credit risk: The risk that there is the                      We may hold securities rated in the fourth
possibility that a bond's issuer (or an                      category of investment grade; however, we
entity that insures the bond) will be unable                 carefully evaluate their creditworthiness
to make timely payments of interest and                      before purchasing the security.
principal.
                                                             If the rating of a corporate debt security
Debt securities rated in the fourth category                 held by the Series falls below the fourth
of investment grade (e.g., BBB by S&P or Baa                 rating grade or if we determine that an
by Moody's) may have speculative                             unrated security is no longer of comparable
characteristics. Changes in economic                         quality, we will dispose of the security as
conditions or other circumstances are more                   soon as practical, unless we think that would
likely to affect issuers' ability to make                    be detrimental in light of market conditions.
principal and interest payments.

Prepayment risk: The risk that homeowners                    We take into consideration the likelihood of
will prepay mortgages during periods of low                  prepayment when we select mortgages. We may
interest rates, forcing an investor to                       look for mortgage securities that have
reinvest their money at interest rates that                  characteristics that make them less likely to
might be lower than those on the prepaid                     be prepaid, such as low outstanding loan
mortgage.                                                    balance or below-market interest rates.

Liquidity risk: The possibility that                         We limit exposure to illiquid securities.
securities cannot be readily sold within                     Swap agreements will be treated as illiquid
seven days at approximately the price that a                 securities, but most swap dealers will be
series values them.                                          willing to repurchase interest rate swaps.

Investment manager

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.50% of average daily net assets for the last fiscal year.

Portfolio managers

Stephen R. Cianci and Paul Grillo have primary responsibility for making day-to-day investment decisions for the Delaware VIP Capital Reserves Series. They became co-managers of the Series in April 2000.

Stephen R. Cianci, Vice President/Senior Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of finance at Widener University and a CFA charterholder. He has been managing the fixed-income portion of the Series since April 2000.

Paul Grillo, Vice President/Senior Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. He has been managing the fixed-income portion of the Series since April 2000.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio Managers" for information about the portfolio managers of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which is described in the prospectuses offering Service Class shares.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                                      Standard Class*
---------------------------------------------------------------------
Commission (%)                                                     -

Fee to Dealer                                                   0.25%

*Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Dividends, distributions and taxes

Dividends, if any, are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Capital Reserves Series

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       Year ended 12/31
Standard Class                                                   2003        2002       2001(1)       2000         1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.970      $9.750       $9.530      $9.360       $9.880

Income (loss) from investment operations:

Net investment income                                           0.329       0.419        0.533       0.590        0.546

Net realized and unrealized gain (loss) on investments          0.125       0.253        0.239       0.170       (0.520)
                                                              -------      ------       ------      ------       ------

Total from investment operations                                0.454       0.672        0.772       0.760        0.026
                                                              -------      ------       ------      ------       ------

Less dividends and distributions from:

Net investment income                                          (0.404)     (0.452)      (0.552)     (0.590)      (0.546)
                                                              -------      ------       ------      ------       ------

Total dividends and distributions                              (0.404)     (0.452)      (0.552)     (0.590)      (0.546)
                                                              -------      ------       ------      ------       ------

Net asset value, end of period                                $10.020      $9.970       $9.750      $9.530       $9.360
                                                              =======      ======       ======      ======       ======

Total return(2)                                                 4.63%       7.09%        8.27%       8.46%        0.28%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                       $34,077     $42,698      $30,996     $27,813      $36,701

Ratio of expenses to average net assets                         0.63%       0.62%        0.58%       0.63%        0.79%

Ratio of net investment income to average net assets            3.36%       4.21%        5.46%       6.34%        5.68%

Portfolio turnover                                               438%        427%         290%        177%         129%
-----------------------------------------------------------------------------------------------------------------------

(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.019, an increase in net realized and unrealized gain (loss) per share of $0.019, and a decrease in the ratio of net investment income to average net assets of 0.20%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

DELAWARE VIP CAPITAL RESERVES SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Investment Company Act File No. 811-5162

Delaware Series Symbol                                      CUSIP
                                                            -----
Delaware VIP Capital Reserves Series
(Standard Class)                                        246493563


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                        Delaware VIP Cash Reserve Series
                                 Standard Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP Cash Reserve Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS
...................................................................
Overview                                                   page 2
Delaware VIP Cash Reserve Series                                2
...................................................................
How we manage the Series                                   page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Series                            6
Investment manager                                              6
Who's who?                                                      7
...................................................................

Important information about the Series                     page 8
Share classes                                                   8
Salesperson and life company compensation                       8
Purchase and redemption of shares                               8
Valuation of shares                                             8
Dividends, distributions and taxes                              9
Certain management considerations                               9
...................................................................
Financial highlights                                      page 10

OVERVIEW: DELAWARE VIP CASH RESERVE SERIES

What is the Series' goal? Delaware VIP Cash Reserve Series seeks to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value of $1 per share. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.

Delaware VIP Cash Reserve Series is a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates.

We maintain an average maturity of 90 days or less. Also, we do not purchase any instruments with an effective remaining maturity of more than 397 days (approximately 13 months). We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

What are the main risks of investing in the Series? Delaware VIP Cash Reserve Series will be affected primarily by declines in interest rates that would reduce the income provided by the Series. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Series seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series.

Who should invest in the Series

  o Investors with short-term financial goals.

  o Investors who do not want an investment whose value may fluctuate over the short-term.

  o Investors who are looking for a short-term, relatively safe investment to complement more long-term investments in their portfolio.

Who should not invest in the Series

  o Investors with long-term financial goals.

  o Investors looking for relatively high income flow.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP Cash Reserve Series Standard Class. We show returns for Standard Class of Delaware VIP Cash Reserve Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


Year-by-year total return (Delaware VIP Cash Reserve Series Standard Class)


3.68%   5.48%   4.93%   5.10%    5.08%    4.81%   6.01%    3.90%   1.26%   0.61%
--------------------------------------------------------------------------------
1994    1995    1996    1997     1998     1999    2000     2001    2002    2003

During the periods illustrated in this bar chart, the Class' highest quarterly return was 1.55% for the quarter ended December 2000 and its lowest quarterly return was 0.11% for the quarter ended December 2003.

Average annual returns for periods ending 12/31/03


                                                             Delaware VIP
                                                         Cash Reserve Series
                                                           Standard Class
--------------------------------------------------------------------------------

  1 year                                                         0.61%

  5 years                                                        3.30%

  10 years                                                       4.07%


What are the Series' fees and expenses?(1)

----------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your investments      Maximum sales charge (load) imposed on
when you buy or sell shares of the Standard Class.                  purchases as a percentage of offering price               none

                                                                 Maximum contingent deferred sales charge (load)
                                                                    as a percentage of original purchase price or
                                                                    redemption price, whichever is lower                      none

                                                                 Maximum sales charge (load) imposed on
                                                                    reinvested dividends                                      none

                                                                 Redemption fees                                              none

                                                                 Exchange fees                                                none
----------------------------------------------------------------------------------------------------------------------------------

Annual Series operating expenses are deducted from the           Management fees                                             0.45%
Series' assets.
                                                                 Distribution and service (12b-1) fees                        none

                                                                 Other expenses(2)                                           0.13%

                                                                 Total operating expenses                                    0.58%

                                                                 Fee waivers and payments(2,3)                                none

                                                                 Net expenses                                                0.58%
----------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of         1 year                                                        $59
investing in the Series to the cost of investing in other
mutual funds with similar investment objectives. We show the     3 years                                                      $186
cumulative amount of Series expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time     5 years                                                      $324
shown.(3) This is an example only, and does not represent
future expenses, which may be greater or less than those         10 years                                                     $726
shown here.


(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

We invest primarily in short-term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.

We maintain an average maturity of 90 days or less. Also, we do not purchase any securities with an effective remaining maturity of more than 397 days (approximately 13 months). We may shorten or lengthen the Series' average maturity based on our analysis of interest rate trends.

We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

Delaware VIP Cash Reserve Series uses the same investment strategy as Delaware Cash Reserve Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

The securities we typically invest in

---------------------------------------------------------------------------------------------------------------------------
                                                                                       How we use them
                        Securities                                            Delaware VIP Cash Reserve Series
---------------------------------------------------------------------------------------------------------------------------

Direct U.S. Treasury obligations include Treasury bills,         We may invest without limit in U.S. Treasury securities. We
notes and bonds of varying maturities. U.S. Treasury             would typically invest in Treasury bills or longer term
securities are backed by the "full faith and credit" of the      Treasury securities whose remaining effective maturity is
United States.                                                   less than 13 months.

Certificates of deposit and obligations of both U.S. and         We may invest in certificates of deposit from banks that
foreign banks: Debt instruments issued by a bank that            have assets of at least one billion dollars.
pay interest.

Investments in foreign banks and overseas branches of U.S.       We may invest in commercial paper and other corporate
banks may be subject to less stringent regulations and           obligations rated in one of the two highest ratings
different risks than U.S. domestic banks.                        categories by at least two nationally recognized statistical ratings organizations (NRSROs). The purchase of a security
Corporate commercial paper and other corporate obligations:      that does not possess those ratings must be approved by the
Short-term debt obligations with maturities ranging from 2       Board of Trustees in accordance with the maturity, quality
to 270 days, issued by companies.                                and diversification conditions with which taxable money
                                                                 markets must comply. The Series will not invest more than 5%
                                                                 of its total assets in securities rated in the second
                                                                 highest category by an NRSRO.

Repurchase agreements: An agreement between a buyer, such as     Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller       investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at     into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal     collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are       only enter into repurchase agreements in which the
often viewed as equivalent to cash.                              collateral is U.S. government securities.

---------------------------------------------------------------------------------------------------------------------------

The Series may also invest in asset-backed securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. Following are the chief risks you assume when investing in the Delaware VIP Cash Reserve Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

---------------------------------------------------------------------------------------------------------------------------
                                                                               How we strive to manage them
                            Risks                                            Delaware VIP Cash Reserve Series
---------------------------------------------------------------------------------------------------------------------------

Interest rate risk: The risk that securities, particularly       Because the Series invests in short-term securities, the
bonds with longer maturities, will decrease in value if          value of its investments is generally not affected by
interest rates rise.                                             interest rate risk. However, a decline in interest rates
                                                                 would adversely affect the level of income provided by
                                                                 the Series.

Credit risk: The risk that there is the possibility that a       The Series holds only high quality short-term securities.
bond's issuer (or an entity that insures the bond) will be       Therefore it is generally not subject to significant
unable to make timely payments of interest and principal.        credit risk.

                                                                 We limit our investments to those which the Board of
                                                                 Trustees has determined to involve minimal credit risks and to be of high quality and which will otherwise meet the
                                                                 maturity, quality and diversification conditions with which taxable money market funds must comply.

Inflation risk: The risk that the return from your               The Series is designed for short-term investment goals and
investments will be less than the increase in the cost of        therefore may not outpace inflation over longer time
living due to inflation, thus preventing you from reaching       periods. For this reason, the Series is not recommended as a
your financial goals.                                            primary investment for people with long-term goals.

---------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.45% of average daily net assets for the last fiscal year.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

---------------------------------------------------------------------
                                                      Standard Class*
---------------------------------------------------------------------
Commission (%)                                                      -

Fee to Dealer                                                   0.25%
---------------------------------------------------------------------

*Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.


The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. The Series is managed to maintain a constant $1 per share net asset value although there is no assurance that this objective can be achieved. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We strive to manage the value of the Series' securities to stabilize the Series' NAV at $1.00 per share. Although we make every effort to maintain a stable NAV, there is no assurance that we will always be able to do so. We calculate NAV by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. We value the Series' portfolio securities at amortized cost.

Dividends, distributions and taxes

Dividends, if any, are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.


Delaware VIP Cash Reserve Series

---------------------------------------------------------------------------------------------------------------------------
                                                                                                      Year ended 12/31
Standard Class                                                   2003     2002(1)       2001(1)     2000(1)     1999(1)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $1.000      $1.000       $1.000      $1.000       $1.000

Income from investment operations:

Net investment income                                           0.006       0.013        0.038       0.058        0.047
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.006       0.013        0.038       0.058        0.047
                                                               ------      ------       ------      ------       ------
Less dividends and distributions from:

Net investment income                                          (0.006)     (0.013)      (0.038)     (0.058)      (0.047)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.006)     (0.013)      (0.038)     (0.058)      (0.047)
                                                               ------      ------       ------      ------       ------
Net asset value, end of period                                 $1.000      $1.000       $1.000      $1.000       $1.000
                                                               ======      ======       ======      ======       ======

Total return(2)                                                 0.61%       1.26%        3.90%       6.01%        4.81%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                       $42,748     $49,809      $43,421     $49,261      $57,421

Ratio of expenses to average net assets                         0.58%       0.59%        0.60%       0.63%        0.56%

Ratio of net investment income to average net assets            0.60%       1.26%        3.78%       5.84%        4.72%

---------------------------------------------------------------------------------------------------------------------------

(1) Effective December 20, 2002, the Series declared a 10 for 1 share split. Per share data for periods prior to this date have been restated to reflect this share split.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

DELAWARE VIP CASH RESERVE SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.



Investment Company Act File No. 811-5162


Delaware Series Symbol                                      CUSIP
                                                            -----
Delaware VIP Cash Reserve Series
(Standard Class)                                        246493407






 Delaware
 Investments(SM)
 --------------------------------------
 A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                     Delaware VIP Diversified Income Series
                                 Standard Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP Diversified Income Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents
..................................................................
Overview                                                   page 2
Delaware VIP Diversified Income Series                          2
..................................................................
How we manage the Series                                   page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Series                           11
Investment manager and sub-advisor                             15
Portfolio managers                                             15
Who's who?                                                     16
..................................................................

Important information about the Series                    page 17
Share classes                                                  17
Salesperson and life company compensation                      17
Purchase and redemption of shares                              17
Valuation of shares                                            17
Dividends, distributions and taxes                             18
Certain management considerations                              18
..................................................................
Financial highlights                                      page 19

OVERVIEW: DELAWARE VIP DIVERSIFIED INCOME SERIES

What is the Series' goal? Delaware VIP Diversified Income Series seeks maximum long-term total return consistent with reasonable risk. Although the Series will strive to achieve its goal, there is no assurance that it will. What are the Series' main investment strategies? We invest primarily in bonds allocated among three sectors of the fixed-income market. These sectors include:

o the High-Yield Sector, consisting of high-yielding, higher risk, lower-rated, or unrated fixed-income securities that we believe to be similarly rated, issued by U.S. companies. (These involve higher risks and are commonly known as junk bonds.)

o the Investment Grade Sector, consisting of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies.

o the International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies. (An issuer is considered to be from the country where it is located, where the majority of its assets are located, or where it generates the majority of its operating income.)

We determine the amount of the Series' assets that will be allocated to each of the three sectors based on our analysis of economic and market conditions, and our assessment of the returns and potential for appreciation from each sector. We will periodically reallocate the Series' assets.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The Series is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, high-yield bonds are rated below investment grade and are subject to a higher risk that issuers will be unable to make interest or principal payments, particularly under adverse economic conditions. Foreign investing involves risks related to currency valuations, political instability, economic instability or lax accounting and regulatory standards. The Series may have a portfolio turnover rate in excess of 100%, which can result in increased transaction costs for investors and may affect the Series' performance. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o   Investors with long-term financial goals.

o Investors looking for an investment that offers professional allocation among key types of fixed-income securities.

o Investors looking for a fixed-income investment that offers potential for high current income and total return.

Who should not invest in the Series

o   Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

What are the Series' fees and expenses?

These tables and example do not include any fees or sales charges imposed by your variable contract. If they were included, your cost would be higher.


--------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your               Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                   purchases as a percentage of offering price               none
Standard Class.
                                                              Maximum contingent deferred sales charge (load)
                                                                 as a percentage of original purchase price or
                                                                 redemption price, whichever is lower                      none

                                                              Maximum sales charge (load) imposed on
                                                                 reinvested dividends                                      none

                                                              Redemption fees                                              none

                                                              Exchange fees                                                none

--------------------------------------------------------------------------------------------------------------------------------

Annual Series operating expenses are deducted                 Management fees                                             0.65%
from the Series' assets.
                                                              Distribution and service (12b-1) fees                        none

                                                              Other expenses(1)                                           0.94%

                                                              Total operating expenses                                    1.59%

                                                              Fee waivers and payments(2)                                (0.79%)

                                                              Net expenses                                                0.80%
----------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare                  1 year                                                        $82
the cost of investing in the Series to the cost
of investing in other mutual funds with similar               3 years                                                      $424
investment objectives. We show the cumulative
amount of Series expenses on a hypothetical
investment of $10,000 with an annual 5% return
over the time shown.(3) This is an example only,
and does not represent future expenses, which
may be greater or less than those shown here.


(1) Other expenses are based on estimated amounts for the current fiscal year.
(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.
(3) The Series' actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through three.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP Diversified Income Series is a type of fixed-income fund that invests in three distinct sectors of the fixed-income market as it pursues its investment objective of seeking maximum long-term total return consistent with reasonable risk. Certain economic and market events generally may have a greater impact on certain types of bonds. By spreading the portfolio assets among three key types of bonds, we strive to reduce the affect that such events might have on the portfolio. The foundation of our strategy is the belief that when one or more bond sectors are not performing well, the others may continue to provide high income and appreciation potential, helping to support the Series' performance.

Following are the three key sectors we focus on, as well as our general investment approach in each sector:

o In the Investment Grade Sector, we select U.S. government and high-quality corporate bonds primarily on the basis of their income potential. In periods of slower U.S. economic growth, these bonds might also provide a stabilizing influence on the portfolio, which could enhance total return.

o In the High-Yield Sector, we purchase U.S. high-yield corporate bonds to increase the portfolio's income potential. These bonds are of lower quality and involve the risk that the issuing companies may not be able to pay interest or repay principal. However, we carefully select the high-yield bonds for the portfolio after evaluating both the company's fundamental strength and the bond's liquidity.

o In the International Sector, we select foreign bonds to add diversification to the portfolio. Because foreign markets are often affected by different economic cycles than the U.S., foreign bonds may experience performance cycles that are different as well. In selecting foreign bonds for the portfolio, we strive to manage the risk associated with foreign investing through a thorough analysis of the bond's issuer and the inflation trends in the country where the bond is issued.

In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. Under normal circumstances, as little as 5 or as much as 50% of the Series' assets may be invested in each of the High-Yield Sector and International Sector. Under normal circumstances, there is no minimum or maximum limit on the amount of the Series' assets that may be invested in the Investment Grade Sector.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          How we use them
                        Securities                                             Delaware VIP Diversified Income Series
-----------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued by a            The Series may invest up to 50% of net assets in high-yield
corporation and rated lower than investment grade by a              corporate bonds. Emphasis is typically on those rated BB or
nationally recognized statistical ratings organization              Ba by an NRSRO.
(NRSRO) such as S&P or Moody's. High-yield bonds are issued
by corporations that have poor credit quality and may have          We carefully evaluate an individual company's financial
difficulty repaying principal and interest.                         situation, its management, the prospects for its industry
                                                                    and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor
                                                                    ratings. The Series may invest in unrated bonds if we
                                                                    believe their credit quality is comparable to the rated
                                                                    bonds we are permitted to invest in. Unrated bonds may be
                                                                    more speculative in nature than rated bonds.

U.S. government securities: Direct U.S. obligations                 The Series may invest without limit in direct U.S.
including bills, notes, bonds as well as other debt                 government obligations.
securities issued by the U.S. Treasury or securities of U.S.
government agencies or instrumentalities which are backed by the full faith and credit of the United States.

Mortgage-backed securities: Fixed-income securities that            We may invest without limit in government-related
represent pools of mortgages, with investors receiving              mortgage-backed securities or fully collateralized privately
principal and interest payments as the underlying mortgage          issued mortgage-backed securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or
instrumentalities, such as the Federal Home Loan Mortgage
Corporation, Fannie Mae and the Government National Mortgage
Association. Others are issued by private financial
institutions, with some fully collateralized by certificates issued or guaranteed by the U.S. government or its agencies
or instrumentalities.

Collateralized Mortgage Obligations (CMOs) and Real Estate          The Series may invest in CMOs and REMICs. Certain CMOs and
Mortgage Investment Conduits (REMICs): CMOs are privately           REMICs may have variable or floating interest rates and
issued mortgage-backed bonds whose underlying value is the          others may be stripped. Stripped mortgage securities are
mortgages that are collected into different pools according         generally considered illiquid and to such extent, together
to their maturity. They are issued by U.S. government               with any other illiquid investments, will not exceed the
agencies and private issuers. REMICs are privately issued           Series' limit on illiquid securities. In addition, subject
mortgage-backed bonds whose underlying value is a fixed pool        to certain quality and collateral limitations, the Fund may
of mortgages secured by an interest in real property. Like          invest up to 20% of its total assets in CMOs and REMICs
CMOs, REMICs offer different pools.                                 issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so called non-agency mortgage backed securities.
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                                                                                          How we use them
                        Securities                                             Delaware VIP Diversified Income Series
-----------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by                   We invest only in asset-backed securities rated in one of
accountsreceivables including home equity, automobile               the four highest categories by an NRSRO.
or credit loans.

Investment grade corporate bonds: Debt obligations issued by        The Series may invest without limit in investment grade
a corporation rated in one of the four highest categories by        corporate bonds.
an NRSRO (or, if unrated, that we believe are of equal
quality). Debt securities within the top three categories by an NRSRO comprise what are known as high-grade bonds and are regarded as having a strong ability to pay principal and
interest. Securities in the fourth category by an NRSRO are
known as medium-grade bonds and are regarded as having an
adequate capacity to pay principal and interest but with
greater vulnerability to adverse economic conditions and
speculative characteristics.

Foreign government securities and foreign corporate bonds:          We may invest in foreign government securities and primarily
Foreign government securities issued by foreign governments         focus on better quality bonds with investment-grade credit
or supranational entities. A supranational entity is an             ratings. The Series may also invest in securities issued
entity established or financially supported by the national         by supranational entities, which are typically of
governments of one or more countries. The International Bank        higher quality.
for Reconstruction and Development (more commonly known as
the World Bank) is one example of a supranational entity.           We may invest in both rated and unrated foreign securities.
Foreign corporate bonds are debt obligations issued by a            We may invest both in investment grade securities and
foreign corporation.                                                non-investment grade (i.e., those rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by
                                                                    another NRSRO.)

                                                                    However, we will limit investment in foreign securities of issuers located in emerging or developing countries that are rated below investment grade to no more than 5% of the
                                                                    Series' net assets.

Zero coupon bonds and payment-in-kind bonds: Zero coupon            We may invest in zero coupon bonds and payment in kind
securities are debt obligations which do not entitle the            bonds, though we do not expect this to be a significant
holder to any periodic payments of interest prior to                component of our strategy. The market prices of these bonds
maturity or a specified date when the securities begin              are generally more volatile than the market prices of
paying current interest. Therefore, they are issued and             securities that pay interest periodically and are likely to
traded at a price lower than their face amounts or par              react to changes in interest rates to a greater degree than
value. Payment-in-kind bonds pay interest or dividends in           interest-paying bonds having similar maturities and credit
the form of additional bonds or preferred stock.                    quality. They may have certain tax consequences which, under certain conditions, could be adverse to the Series.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          How we use them
                        Securities                                             Delaware VIP Diversified Income Series
-----------------------------------------------------------------------------------------------------------------------------------

Options and futures: Options represent a right to buy or            At times when we anticipate adverse conditions, we may want
sell a security or group of securities at an agreed upon            to protect gains on securities without actually selling
price at a future date. The purchaser of an option may or           them. We might use options or futures to neutralize the
may not choose to go through with the transaction.                  effect of any price declines, without selling the bond or
                                                                    bonds, or as a hedge against changes in interest rates.
Futures contracts are agreements for the purchase or sale of
securities at a specified price, on a specified date. Unlike        Use of these strategies can increase the operating costs of
an option, a futures contract must be executed unless it is         the Series and can lead to loss of principal.
sold before the settlement date.

Options and futures are generally considered to be derivative securities.

Brady Bonds: These are debt securities issued under the             We may invest in Brady Bonds. We believe that the economic
framework of the Brady Plan, an initiative for debtor               reforms undertaken by countries in connection with the
nations to restructure their outstanding external                   issuance of Brady Bonds makes the debt of countries that
indebtedness (generally, commercial bank debt). Brady Bonds         have issued Brady Bonds or those that have announced plans
tend to be of lower quality and more speculative than               to issue them a viable opportunity for investment.
securities of developed country issuers.

Foreign currency transactions: A forward contract involves          We may invest in securities issued in any currency and may
an obligation to purchase or sell a specific currency at a          hold foreign currency.
future date at a price set at the time of the contract.
Forward contracts are used to "lock-in" the price of a              Although the Series values its assets daily in terms of U.S.
security that will be purchased or sold, in terms of U.S.           dollars, we do not convert our holdings of foreign
dollars or other currencies.                                        currencies into U.S. dollars on a daily basis. We may,
                                                                    however, from time to time, purchase or sell foreign
                                                                    currencies and/or engage in forward foreign currency
                                                                    transactions in order to expedite settlement of portfolio
                                                                    transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a cash basis at the spot rate prevailing in the foreign currency exchange
                                                                    market or through a forward foreign currency contract or
                                                                    forward contract. The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series' current security or currency holdings. It may also use forward contracts if it has agreed to sell a
                                                                    security and wants to "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Series will not use
                                                                    forward contracts for speculative purposes.

                                                                    These transactions may increase the Series' expenses.

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-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          How we use them
                        Securities                                             Delaware VIP Diversified Income Series
-----------------------------------------------------------------------------------------------------------------------------------

American Depositary Receipts (ADRs), European Depositary            The Series may invest in sponsored and unsponsored ADRs.
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs        Such ADRs that the Fund may invest in will be those that are
are receipts issued by a U.S. depositary (usually a U.S.            actively traded in the United States.
bank) and EDRs and GDRs are receipts issued by a depositary
outside of the U.S. (usually a non-U.S. bank or trust               In conjunction with its investments in foreign securities,
company or a foreign branch of a U.S. bank). Depositary             the Series may also invest in sponsored and unsponsored EDRs
receipts represent an ownership interest in an underlying           and GDRs.
security that is held by the depositary. Generally, the
underlying security represented by an ADR is issued by a
foreign issuer and the underlying security represented by an
EDR or GDR may be issued by a foreign or U.S. issuer.
Sponsored depositary receipts are issued jointly by the
issuer of the underlying security and the depositary, and
unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying
security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends or capital
gains that are made on the underlying security.

Short-Term Debt Investments: These instruments include (1)          The Series may invest in these instruments either as a means
time deposits, certificates of deposit and bankers                  to achieve its investment objective or, more commonly, as
acceptances issued by a U.S. commercial bank; (2) commercial        temporary defensive investments or pending investment in the
paper of the highest quality rating; (3) short-term debt            Series' principal investment securities. When investing all
obligations with the highest quality rating; (4) U.S.               or a significant portion of its assets in these instruments,
government securities; and (5) repurchase agreements                the Series may not be able to achieve its investment
collateralized by those instruments.                                objective.

Time Deposits: Time deposits are non-negotiable deposits            Time deposits maturing in more than seven days will not be
maintained in a banking institution for a specified period          purchased by the Series, and time deposits maturing from two
of time at a stated interest rate.                                  business days through seven calendar days will not exceed
                                                                    15% of the total assets of the Series.

Repurchase agreements: An agreement between a buyer, such as        Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller          investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at        into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal        collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are          only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                 collateral is U.S. government securities.
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-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          How we use them
                        Securities                                             Delaware VIP Diversified Income Series
-----------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose            We may invest in privately placed securities, including
resale is restricted under securities law.                          those that are eligible for resale only among certain
                                                                    institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                    are determined to be illiquid may not exceed the Series' 10%
                                                                    limit on illiquid securities, which is described below.

Interest rate swap and index swap agreements: In an interest        We may use interest rate swaps to adjust the Series'
rate swap, a series receives payments from another party            sensitivity to interest rates, or to hedge against changes
based on a floating interest rate in return for making              in interest rates.
payments based on a fixed interest rate. An interest rate
swap can also work in reverse, with a series receiving              Index swaps may be used to gain exposure to markets that the
payments based on a fixed interest rate and making payments         Series invests in or as a substitute for futures options or
based on a floating interest rate. In an index swap, a              forward contracts if such contracts are not directly
series receives gains or incurs losses based on the total           available to the Series on favorable terms.
return of an index, in exchange for making fixed or floating
interest rate payments to another party.                            Interest rate swaps and index swaps will be considered
                                                                    illiquid securities (see below).

Illiquid securities: Securities that do not have a ready            We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at              securities, including repurchase agreements with maturities
approximately the price that a series has valued them.              of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including real estate investment trusts. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover may be greater than 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year, if for example the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Diversified Income Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


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                                                                                How we strive to manage them
                           Risks                                           Delaware VIP Diversified Income Series
-----------------------------------------------------------------------------------------------------------------------------------

Market risk: The risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond              bonds that we believe will continue to pay interest
market--will decline in value because of factors                    regardless of interim market fluctuations. We do not try to
such as economic conditions, future expectations or                 predict overall bond market or interest rate movements and
investor confidence.                                                generally do not trade for short-term purposes.

Index swaps are subject to the same market risks as the             In evaluating the use of an index swap, we carefully
investment market or sector that the index represents.              consider how market changes could affect the swap and how
Depending on the actual movements of the index and how well         that compares to us investing directly in the market the
the portfolio managers forecast those movements, a series           swap is intended to represent.
could experience a higher or lower return than anticipated.

Industry and security risk: The risk that the value of              We diversify the Series' assets across three distinct
securities in a particular industry or the value of an              sectors of the bond market and among a wide variety of
individual stock or bond will decline because of changing           individual issuers.
expectations for the performance of that industry or for the individual company issuing the stock or bond.

Interest rate risk: The risk that securities will decrease          The Series is subject to interest rate risk. We cannot
in value if interest rates rise. The risk is greater                eliminate that risk, but we do strive to manage it by
for bonds with longer maturities than for those with                monitoring economic conditions.
shorter maturities.
                                                                    We will not invest in swaps with maturities of more than two
Swaps may be particularly sensitive to interest rate                years. Each business day we will calculate the amount the
changes. Depending on the actual movements of interest rates        Series must pay for any swaps it holds and will segregate
and how well the portfolio managers anticipate them, a              cash or other liquid securities to cover that amount.
series could experience a higher or lower return
than anticipated.

-----------------------------------------------------------------------------------------------------------------------------------

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                                                                                How we strive to manage them
                           Risks                                           Delaware VIP Diversified Income Series
-----------------------------------------------------------------------------------------------------------------------------------

Credit risk: The possibility that a bond's issuer (or an            Our careful, credit-oriented bond selection and our
entity that insures the bond) will not be able to make              commitment to hold a diversified selection of high-yield
timely payments of interest and principal.                          bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails         Our holdings of high quality investment grade bonds are less
the risk of principal loss, which may be greater than the           subject to credit risk and may help to balance any credit
risk involved in investment grade bonds. High-yield bonds           problems experienced by individual high-yield bond issuers
are sometimes issued by companies whose earnings at the time        or foreign issuers.
the bond is issued are less than the projected debt payments
on the bonds.                                                       When selecting dealers with whom we would make interest rate or index swap agreements, we focus on those with high
Some analysts believe a protracted economic downturn would          quality ratings and do careful credit analysis before investing.
severely disrupt the market for high-yield bonds, adversely
affect the value of outstanding bonds and adversely affect
the ability of high-yield issuers to repay principal and
interest. It is likely that protracted periods of economic
uncertainty would cause increased volatility in the market
prices of high-yield bonds, an increase in the number of
high-yield bond defaults and corresponding volatility in a
series' net asset value.

If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.

Futures and options risk: The possibility that a series may         We will use options and futures for defensive purposes, such
experience a significant loss if it employs an option or            as to protect gains in the portfolio without actually
futures strategy related to a security or a market index and        selling the security or to neutralize the impact of interest
that security or index moves in the opposite direction from         rate changes. We will not use futures and options for
what the portfolio managers anticipated. Futures and options        speculative reasons or in an effort to enhance return.
also involve additional expenses, which could reduce any
benefit or increase any loss to a series using the strategy.

Foreign risk: The risk that foreign securities may be               The Series will attempt to reduce foreign investing risks
adversely affected by political instability (including              through portfolio diversification, credit analysis and
governmental seizures or nationalization of assets), changes        attention to trends in the world economies, industries and
in currency exchange rates, foreign economic conditions or          financial markets.
inadequate regulatory and accounting standards. Foreign
markets may also be less efficient, less liquid, have               We carefully evaluate the political and economic situations
greater price volatility, less regulation and higher                in the countries where we invest and take these risks into
transaction costs than U.S. markets.                                account before we select securities for the portfolio.
                                                                    However, there is no way to eliminate foreign risks when
                                                                    investing internationally.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                How we strive to manage them
                           Risks                                           Delaware VIP Diversified Income Series
-----------------------------------------------------------------------------------------------------------------------------------

Foreign government securities risk: Involves the ability of         The Series attempts to reduce the risks associated with
a foreign government or government related issuer to make           investing in foreign governments by limiting the portion of
timely and ultimate payments on its external debt                   portfolio assets that may be invested in such securities.
obligations. This ability to make payments will be strongly
influenced by the issuer's balance of payments, including
export performance, its access to international credits and
investments, fluctuations in interest rates and the extent
of its foreign reserves.

Currency risk: The risk that the value of an investment may         We may try to hedge currency risk by purchasing foreign
be negatively affected by changes in foreign currency               currency exchange contracts. By agreeing to purchase or sell
exchange rates. Adverse changes in exchange rates may reduce        foreign securities at a pre-set price on a future date, the
or eliminate any gains produced by investments that are             Series strives to protect the value of the stock it owns
denominated in foreign currencies and may increase                  from future changes in currency rates. We will use forward
any losses.                                                         currency exchange contracts only for defensive measures, not to enhance portfolio returns. However, there is no assurance
In 1999 eleven European countries joined in European                that a strategy such as this will be successful.
Economic and Monetary Union (EMU), which established a
common currency for the participating countries. This
currency is known as the "euro". It has replaced legacy
currencies such as the French franc and the deutschemark,
which were converted to euros at fixed exchange rates. The
main initial consequence for investors is that this has
created a much bigger and more liquid bond and equity
market. This has eliminated currency risk within the euro
zone, but the risk that the euro will fluctuate versus third currencies such as the U.S. dollar has not been eliminated
or reduced. Within the euro zone, our view is that the
longer term risks are economic and political - a single
currency means a single monetary policy, which may not suit
an individual country at a particular time. There are no
explicit legal provisions for a country to exit EMU; such an exit pre-supposes a strong political demand for it, of which there is no sign at this point in time.

Emerging markets risk: The possibility that the risks               The Series may purchase securities of issuers in any foreign
associated with international investing will be greater in          country, developed and emerging. The Series cannot eliminate
emerging markets than in more developed foreign markets             these risks but will attempt to manage these risks through
because, among other things, emerging markets may have less         portfolio diversification, credit analysis, and attention to
stable political and economic environments.                         trends in the economy, industries and financial markets and other relevant factors.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                How we strive to manage them
                           Risks                                           Delaware VIP Diversified Income Series
-----------------------------------------------------------------------------------------------------------------------------------

Liquidity risk: The possibility that securities cannot be           A less liquid secondary market may have an adverse effect on
readily sold within seven days at approximately the price           our ability to dispose of particular issues, when necessary,
that a series values them.                                          to meet the Series' liquidity needs or in response to a
                                                                    specific event, such as the declining creditworthiness of
The high-yield secondary market is particularly susceptible         the issuer. In striving to manage this risk, we evaluate the
to liquidity problems when the institutions, such as mutual         size of a bond issuance as a way to anticipate its likely
funds and certain financial institutions that dominate it,          liquidity level.
temporarily stop buying bonds for regulatory, financial or
other reasons.                                                      We may invest only 10% of net assets in illiquid securities, excluding Rule 144A securities described above.

Valuation risk: When a less liquid secondary market as              We will strive to manage this risk by carefully evaluating
described above can make it more difficult for a series to          individual bonds and by limiting the amount of the
obtain precise valuations of the high-yield securities in           portfolio that can be allocated to privately placed
its portfolio. During periods of reduced liquidity, judgment        high-yield securities.
plays a greater role in valuing high-yield securities.

Legislative and regulatory risk: The United States Congress         We monitor the status of regulatory and legislative
has from time to time taken or considered legislative               proposals to evaluate any possible effects they might have
actions that could adversely affect the high-yield bond             on the Series' portfolio.
market. For example, Congressional legislation has, with
some exceptions, generally prohibited federally insured
savings and loan institutions from investing in high-yield
securities. Regulatory actions have also affected the
high-yield market. Similar actions in the future could
reduce liquidity for high-yield issues, reduce the number of new high-yield securities being issued and could make it
more difficult for a fund to attain its investment objective.
-----------------------------------------------------------------------------------------------------------------------------------

Investment manager and sub-advisor

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. Delaware International Advisers Ltd. is the Series' sub-advisor. Subject to the overall supervision of the manager, the sub-advisor manages the international sector of the Series' portfolio and furnishes the manager with investment recommendations, asset allocation advice, research and other investment services regarding foreign securities. For its services to the Series, the Manager is entitled to receive an aggregate fee of 0.65% of average daily net assets out of which Delaware Management Company pays Delaware International Advisers Ltd. in its capacity as sub-advisor a portion of the management fee based on the portion of foreign assets in the portfolio.

Portfolio managers

Upender V. Rao, Timothy L. Rabe and Paul Grillo have primary responsibility for making day-to-day investment decisions for the Fund. When making decisions for the Fund, Mr. Rao, Mr. Rabe and Mr. Grillo regularly consult with Joanna Bates, Stephen R. Cianci, John Kirk and Christopher A. Moth.

Upender V. Rao, Senior Vice President/Senior Portfolio Manager Mr. Rao received his MBA from the University of Michigan's Business School and his undergraduate degree in engineering from Indian Institute of Technology, Madras, India. Prior to joining Delaware Investments in 2000, Mr. Rao served as head of emerging markets research and trading at Conseco Capital Management. Previous to his role in emerging markets, Mr. Rao was the head of all energy and basic industry research. Mr. Rao has 14 years of investment company experience and is a CFA charterholder.

Timothy L. Rabe, Senior Vice President/Senior Portfolio Manager Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, Mr. Rabe worked as a tax analyst for The Northern Trust Company. Mr. Rabe has 9 years investment management experience and is a CFA charterholder.

Paul Grillo, Vice President/Senior Portfolio Manager Mr. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical
Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

Joanna Bates, Senior Portfolio Manager - Delaware International Advisers Ltd. Ms. Bates is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that, she was Associate Director, Fixed Interest at Hill Samuel Investment Management which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research.

Stephen R. Cianci, Vice President/Senior Portfolio Manager Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst.
Mr. Cianci is an Adjunct Professor of Finance at Widener University and a
CFA charterholder.

John Kirk, Director/Senior Portfolio Manager - Delaware International Advisers Ltd. Mr. Kirk is a graduate of the University of Wales and received an M.A. in Operations Research from Lancaster University. Prior to joining Delaware International in September of 1998, he was responsible for European and Asian Fixed Income at Royal Bank of Canada in London, and had global responsibility for credit and risk management. He started his career at Ford Motor Company as a member of their operations research group.

Christopher A. Moth, Director/Senior Portfolio Manager/Chief Investment Officer, Global Fixed Income & Currencies - Delaware International Advisers Ltd. Mr. Moth is a graduate of The City University London. He joined Delaware International in 1992, having previously worked at Guardian Royal Exchange in an actuarial capacity, where he was responsible for quantitative models and projections. Mr. Moth has been awarded the Certificate in Finance and Investment from the Institute of Actuaries in London.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Sub-advisor Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

A sub-advisor is a company generally responsible for the management of a fund's assets and is selected and supervised by the investment manager. The sub-advisor is responsible for managing all or a portion of the fund's assets and will then place portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between the investment manager and sub-advisor specifies the services the manager performs. Most sub-advisory contracts provide for the sub-advisor to receive an annual fee based on a percentage of the fund's average net assets. The sub-advisor is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager or sub-advisor to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

        ---------------------------------------------------------------
                                                        Standard Class*
        ---------------------------------------------------------------
         Commission (%)                                   -

         Fee to Dealer                                    0.25%
        ---------------------------------------------------------------
        * Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

A significant portion of the Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.


Delaware VIP Diversified Income Series
---------------------------------------------------------------------
                                                           5/16/00(1)
Standard Class                                            to 12/31/03
---------------------------------------------------------------------

Net asset value, beginning of period                           $8.500

Income from investment operations:

Net investment income(2)                                        0.240

Net realized and unrealized gain on
  investments and foreign currencies                            0.200

Total from investment operations                                0.440

Net asset value, end of period                                 $8.940

Total return(3)                                                 5.18%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                        $2,104

Ratio of expenses to average net assets                         0.80%

Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly              1.59%

Ratio of net investment income to average net assets            4.43%

Ratio of net investment income to average net assets
   prior to expense limitation and expenses
   paid indirectly                                              3.64%

Portfolio turnover                                               521%

---------------------------------------------------------------------

(1) Commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP DIVERSIFIED INCOME SERIES

Additional information about the Series' investments will be available in the Series' annual and semi-annual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


Investment Company Act File No. 811-5162

Delaware Series Symbol                                    CUSIP
                                                          -----

Delaware VIP Diversified Income Series
(Standard Class)                                        246493548





Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



                               DELAWARE VIP TRUST

                      Delaware VIP Emerging Markets Series
                                 Standard Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP Emerging Markets Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
..................................................................
Overview                                                   page 2
Delaware VIP Emerging Markets Series                            2
..................................................................
How we manage the Series                                   page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Series                           10
Investment manager                                             13
Portfolio managers                                             13
Who's who?                                                     14
..................................................................

Important information about the Series                    page 15
Share classes                                                  15
Salesperson and life company compensation                      15
Purchase and redemption of shares                              15
Valuation of shares                                            15
Dividends, distributions and taxes                             16
Certain management considerations                              16
..................................................................
Financial highlights                                      page 17

OVERVIEW: DELAWARE VIP EMERGING MARKETS SERIES

What is the Series' goal? Delaware VIP Emerging Markets Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? The Series invests primarily in equity securities of issuers from emerging foreign countries. Under normal circumstances, at least 80% of the Series' net assets will be in investments of emerging market issuers (the "80% policy").

We may invest up to 35% of the Series' net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. We may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities.

In selecting investments for the Series:

  o We strive to identify well-managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

  o We consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation in order to compare the value of different stocks. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value. Because the Series invests primarily in emerging market issuers, there may be less information available for us to use in making this analysis than is available for more developed countries.

  o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Delaware VIP Emerging Markets Series, which invests in emerging market issuers. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Series' investments and, therefore, the price of the Series' shares may be more volatile than investments in more developed markets. Because the Series invests in international securities in developing countries it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards.

The Series may invest in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. This means that the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

  o Investors with long-term financial goals.

  o Investors looking for a portfolio of securities of emerging markets which may offer high return potential but can be substantially more risky than investments in either the U.S. or established foreign countries.

Who should not invest in the Series

  o Investors with short-term financial goals.

  o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

  o Investors who do not understand or are unwilling to accept the significant risks associated with investing in emerging markets.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP Emerging Markets Series Standard Class. We show returns for the past six calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense and contractual caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


Year-by-year total return (Delaware VIP Emerging Markets Series Standard Class)


    -32.48%         48.28%        -23.60%       5.28%      5.17%       70.54%
   --------------------------------------------------------------------------
      1998           1999           2000        2001       2002         2003

During the periods illustrated in this bar chart, the Class' highest quarterly return was 26.41% for the quarter ended June 2003 and its lowest quarterly return was -22.25% for the quarter ended June 1998.

Average annual returns for periods ending 12/31/03

                                     Delaware VIP                    Morgan Stanley Capital
                                Emerging Markets Series         International Emerging Markets
                                      Standard Class                       Free Index
----------------------------------------------------------------------------------------------

  1 year                                 70.54%                               56.28%

  5 years                                16.43%                               10.62%

  Lifetime (Inception 5/1/97)             3.80%                                3.21%

The Series' returns are compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Index. The Morgan Stanley Capital International Emerging Markets Free Index is a U.S. dollar denominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a lax regulatory environment, and greater perceived market risk than in the developed countries. Within this index, Morgan Stanley Capital International Emerging Markets Free Index aims to capture an aggregate of 60% of local market capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Series' fees and expenses?(1)

-------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your              Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                  purchases as a percentage of offering price               none
Standard Class.
                                                             Maximum contingent deferred sales charge (load)
                                                                as a percentage of original purchase price or
                                                                redemption price, whichever is lower                      none

                                                             Maximum sales charge (load) imposed on
                                                                reinvested dividends                                      none

                                                             Redemption fees                                              none

                                                             Exchange fees                                                none
-------------------------------------------------------------------------------------------------------------------------------

Annual Series operating expenses are deducted                Management fees                                             1.25%
from the Series' assets.
                                                             Distribution and service (12b-1) fees                        none

                                                             Other expenses                                              0.33%

                                                             Total operating expenses                                    1.58%

                                                             Fee waivers and payments(2,3)                              (0.08%

                                                             Net expenses                                                1.50%
-------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the             1 year                                                       $153
cost of investing in the Series to the cost of investing
in other mutual funds with similar investment                3 years                                                      $491
objectives. We show the cumulative amount of Series
expenses on a hypothetical investment of $10,000             5 years                                                      $853
with an annual 5% return over the time shown.(3) This
is an example only, and does not represent future            10 years                                                   $1,872
expenses, which may be greater or less than those
shown here.


(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.50% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP Emerging Markets Series seeks long-term capital appreciation. The Series may invest in a broad range of equity securities, including common stocks. Our primary emphasis will be in investments of emerging markets issuers.

We consider an "emerging market issuers" to be any country that:

  o the international financial community, including the World Bank and the International Finance Corporation generally recognizes to be an emerging or developing country;

  o the United Nations classifies as developing; or

  o is included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Free Index.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where we may invest includes: Argentina, Botswana, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Estonia, Ghana, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kenya, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. We may invest in other countries, particularly as markets in other emerging countries develop. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

In deciding whether a company is from an emerging country, we evaluate publicly available information and question individual companies to determine if the company meets at least one of the following criteria:

  o the principal trading market for the company's securities is in an emerging country;

  o the company generates 50% or more of its annual revenue from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets; or

  o the company is organized under the laws of, and has a principal office in, an emerging country.

Currently, investing in many emerging countries is not feasible or may involve significant political risks. We focus our investments in emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest we place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We believe investment opportunities may result from an evolving long-term trend favoring market-oriented economies, a trend that may particularly benefit countries having developing markets.

When we evaluate individual companies we aim to apply a value-oriented selection process. That is, we strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, we evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. We then determine what that income would be worth if paid today. That helps us decide what we think the security is worth today. We then compare our estimate of the security's value to its current price to determine if it is a good value. However, in emerging markets, more of the return is expected to come from capital appreciation rather than income. Thus, there is greater emphasis on the manager's assessment of the company's future growth potential.

The Series may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities. This typically includes so-called Brady Bonds.

Delaware VIP Emerging Markets Series uses the same investment strategy as Delaware Emerging Markets Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

--------------------------------------------------------------------------------------------------------------------------
                                                                            How we use them
                        Securities                               Delaware VIP Emerging Markets Series
--------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent                     The Series will invest its assets in common stocks,
shares of ownership in an emerging market                    some of which will be dividend-paying stocks.
corporation. Stockholders participate in the
corporation's profits and losses,
proportionate to the number of shares
they own.

Corporate bonds: Debt obligations issued by                  The Series may invest up to 35% of its net
U.S. or foreign corporations.                                assets in corporate obligations issued by
                                                             emerging country companies. These bonds may
                                                             be high risk, fixed-income securities.

Foreign government securities: Debt                          We may invest a portion of the Series' assets
obligations issued by a government other than                in foreign governmental securities issued by
the United States or by an agency,                           emerging or developing countries, which may
instrumentality or political subdivision of                  be lower rated, including securities rated
such governments.                                            below investment grade.

Investment company securities: In some                       The Series may hold open-end and closed-end
countries, investments by U.S. mutual funds                  investment company securities if we believe
are generally made by purchasing shares of                   the country offers good investment
investment companies that in turn invest in                  opportunities. These investments involve an
the securities of such countries.                            indirect payment of a portion of the expenses
                                                             of the other investment companies, including
                                                             their advisory fees.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                            How we use them
                        Securities                               Delaware VIP Emerging Markets Series
--------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward                     The Series may invest in securities issued in
foreign currency exchange contract involves                  any currency and hold foreign currency.
an obligation to purchase or sell a specific                 Securities of issuers within a given country
currency on a fixed future date at a price                   may be denominated in the currency of another
that is set at the time of the contract. The                 country or in multinational currency units
future date may be any number of days from                   such as the euro.
the date of the contract as agreed by the
parties involved.                                            Although the Series values its assets daily
                                                             in U.S. dollars, it does not intend to
                                                             convert its holdings of foreign currencies
                                                             into U.S. dollars on a daily basis. The
                                                             Series will, however, from time to time,
                                                             purchase or sell foreign currencies and/or
                                                             engage in forward foreign currency exchange
                                                             transactions. The Series may conduct its
                                                             foreign currency transactions on a cash basis
                                                             at the rate prevailing in the foreign
                                                             currency exchange market or through a forward
                                                             foreign currency exchange contract or
                                                             forward contract.

                                                             The Series may use forward contracts for
                                                             defensive hedging purposes to attempt to
                                                             protect the value of the Series' current
                                                             security or currency holdings. It may also
                                                             use forward contracts if it has agreed to
                                                             sell a security and wants to "lock-in" the
                                                             price of that security, in terms of U.S.
                                                             dollars. Investors should be aware of the costs
                                                             of currency conversion. The Series will not use
                                                             forward contracts for speculative purposes.

American Depositary Receipts (ADRs), European                The Series may invest in sponsored and
Depositary Receipts (EDRs), Global Depositary                unsponsored ADRs, EDRs, GDRs and similar
Receipts (GDRs) and similar types of                         types of depositary receipts, generally
depositary receipts: ADRs are receipts issued                focusing on those whose underlying securities
by a U.S. depositary (often a U.S. bank) and                 are issued by foreign entities.
EDRs and GDRs are receipts issued by a
depositary outside of the U.S. (often a                      To determine whether to purchase a security
non-U.S. bank or trust company or a foreign                  in a foreign market or through depositary
branch of a U.S. bank). Depositary receipts                  receipts, we evaluate the price levels, the
represent an ownership interest in an                        transaction costs, taxes and administrative
underlying security that is held by the                      costs involved with each security to identify
depositary. Generally, the holder of the                     the most efficient choice.
depositary receipt is entitled to all
payments of interest, dividends or capital
gains that are made on the underlying security.

Brady Bonds: These are debt securities issued                The Series may invest in Brady Bonds. We
under the framework of the Brady Plan, an                    believe that the economic reforms undertaken
initiative for debtor nations to restructure                 by countries in connection with the issuance
their outstanding external indebtedness                      of Brady Bonds can make the debt of countries
(generally, commercial bank debt). Brady                     that have issued or have announced plans to
Bonds tend to be of lower quality and more                   issue these bonds a viable opportunity
speculative than securities of developed                     for investment.
country issuers.
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--------------------------------------------------------------------------------------------------------------------------
                                                                            How we use them
                        Securities                               Delaware VIP Emerging Markets Series
--------------------------------------------------------------------------------------------------------------------------

High-yield, high risk fixed-income                           The Series may invest up to 35% of its net
securities: Securities that are rated lower                  assets, in high-yield, high risk foreign
than BBB by S&P or Baa by Moody's, or if                     fixed-income securities.
unrated, of comparable quality. These
securities may be issued by companies or
governments of emerging or developing
countries, which may be less creditworthy.
The risk that these companies or governments
may not be able to make interest or principal
payments is substantial.

Repurchase agreements: An agreement between a                Typically, we use repurchase agreements as a
buyer, such as the Series, and a seller of                   short-term investment for the Series' cash
securities in which the seller agrees to buy                 position. In order to enter into these
the securities back within a specified time                  repurchase agreements, the Series must have
at the same price the buyer paid for them,                   collateral of 102% of the repurchase price.
plus an amount equal to an agreed upon                       The Series may enter into repurchase
interest rate. Repurchase agreements are                     agreements in which the collateral is any
often viewed as equivalent to cash.                          security in which it may invest, but normally
                                                             uses U.S. government securities as collateral.

Restricted securities: Privately placed                      We may invest in privately placed securities,
securities whose resale is restricted under                  including those that are eligible for resale
securities law.                                              only among certain institutional buyers
                                                             without registration which are commonly known
                                                             as Rule 144A Securities. Restricted
                                                             securities that are determined to be illiquid
                                                             may not exceed the Series' 10% limit on
                                                             illiquid securities, which is described below.

Illiquid securities: Securities that do not                  We may invest up to 10% of net assets in
have a ready market, and cannot be easily                    illiquid securities, including repurchase
sold within seven days at approximately the                  agreements with maturities of over seven days.
price that a series has valued them.
--------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including preferred stocks, convertible securities, zero coupon bonds, warrants, futures and options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government. The Series may also invest all or a substantial portion of its assets in high quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Emerging Markets Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------
                                                                   How we strive to manage them
                       Risks                                  Delaware VIP Emerging Markets Series
-----------------------------------------------------------------------------------------------------------

Market risk: The risk that all or a majority                 We maintain a long-term investment approach
of the securities in a certain market--like                  and focus on stocks we believe can appreciate
the stock or bond market--will decline in                    over an extended time frame regardless of
value because of factors such as economic                    interim market fluctuations. In deciding what
conditions, future expectations or                           portion of the Series' portfolio should be
investor confidence.                                         invested in any individual country, we
                                                             evaluate a variety of factors, including
                                                             opportunities and risks relative to other
                                                             countries. We can also somewhat reduce market
                                                             risk by holding a diversified portfolio.

Industry and security risk: The risk that the                We typically hold a number of different
value of securities in a particular industry                 securities in a variety of sectors in order
or the value of an individual stock or bond                  to minimize the impact that a poorly
will decline because of changing expectations                performing security would have on the Series.
for the performance of that industry or for                  This risk is more significant for the Series,
the individual company issuing the stock                     which is a non-diversified fund.
or bond.

Foreign risk: The risk that foreign                          We carefully evaluate the overall situations
securities may be adversely affected by                      in the countries where we invest in an
political instability (including governmental                attempt to reduce these risks. We also tend
seizures or nationalization of assets),                      to avoid markets where we believe accounting
changes in currency exchange rates, foreign                  principles or the regulatory structure are
economic conditions or lax regulatory and                    too underdeveloped.
accounting standards. Foreign markets may
also be less efficient, less liquid, have
greater price volatility, less regulation and
higher transaction costs than U.S. markets.

Currency risk: The risk that the value of an                 The Series may try to hedge its currency risk
investment may be negatively affected by                     by purchasing foreign currency exchange
changes in foreign currency exchange rates.                  contracts. If the Series agrees to purchase
Adverse changes in exchange rates may reduce                 or sell foreign securities at a pre-set price
or eliminate any gains produced by                           on a future date, the Series attempts to
investments that are denominated in foreign                  protect the value of a security it owns from
currencies and may increase any losses.                      future changes in currency rates. If the
                                                             Series has agreed to purchase or sell a
                                                             security, it may also use foreign currency
                                                             exchange contracts to "lock-in" the
                                                             security's price in terms of U.S. dollars or
                                                             another applicable currency. The Series may
                                                             use forward currency exchange contracts only
                                                             for defensive or protective measures, not to
                                                             enhance portfolio returns. However, there is
                                                             no assurance that such a strategy will
                                                             be successful.

                                                             Another way in which we can protect against
                                                             this risk is by holding stocks whose earnings
                                                             are from exports or priced in U.S. dollars,
                                                             so that a devaluation means unchanged U.S.
                                                             dollars earnings (and higher local
                                                             currency earnings).
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-----------------------------------------------------------------------------------------------------------
                                                                   How we strive to manage them
                       Risks                                  Delaware VIP Emerging Markets Series
-----------------------------------------------------------------------------------------------------------

Small company risk: The risk that prices of                  The Series may invest in small companies and
smaller companies may be more volatile than                  would be subject to this risk. We typically
larger companies because of limited financial                hold a number of different stocks in order to
resources or dependence on narrow product                    reduce the impact that one small company
lines. Small company risk also comes from                    stock would have on the Series. This risk is
lower liquidity typically associated with                    more significant for the Series, which is a
small company stocks, which means the price                  non-diversified fund.
may be affected by poorly executed trades,
even if the underlying business of the
company is unchanged.

Political risk: The risk that countries or                   We carefully evaluate the political
the entire region where we invest may                        situations in the countries where we invest
experience political instability, which may                  and take into account any potential risks
cause greater fluctuation in the value and                   before we select securities for the
liquidity of our investments due to changes                  portfolio. We can also somewhat reduce
in currency exchange rates, governmental                     political risk by holding a diversified
seizures or nationalization of assets.                       portfolio. However, there is no way to eliminate
                                                             political risk when investing internationally.

Emerging markets risk: The possibility that                  Striving to manage this risk, the portfolio
the risks associated with international                      managers carefully screen securities within
investing will be greater in emerging markets                emerging markets and attempt to consider
than in more developed foreign markets                       material risks associated with an individual
because, among other things, emerging markets                company or bond issuer. We cannot eliminate
may have less stable political and                           emerging market risk and consequently
economic environments.                                       encourage shareholders to invest in this
                                                             Series only if they have a long-term time
                                                             horizon, over which the potential of
                                                             individual securities is more likely to
                                                             be realized.

Inefficient market risk: The risk that                       The Series will attempt to reduce these risks
foreign markets may be less liquid, have                     by investing in a number of different
greater price volatility, less regulation and                countries, and noting trends in the economy,
higher transaction costs than U.S. markets.                  industries and financial markets.

Information risk: The possibility that                       The Series conducts a great deal of
foreign companies are subject to different                   fundamental research on the companies that it
accounting, auditing and financial reporting                 invests in rather than relying solely on
standards than U.S. companies. There may be                  information available through financial
less information available about foreign                     reporting. We believe this will help us to
issuers than domestic issuers. Furthermore,                  better uncover any potential weaknesses in
regulatory oversight of foreign issuers may                  individual companies.
be less stringent or less consistently
applied than in the United States.

Non-diversified funds risk: The risk that                    The Series is a non-diversified fund as
non-diversified investment companies have the                defined by the Investment Company Act of
flexibility to invest as much as 50% of their                1940. Nevertheless, we typically hold
assets in as few as two issuers with no                      securities from a variety of different
single issuer accounting for more than 25% of                issuers, representing a number of different
the portfolio. The remaining 50% of the                      countries. We also perform extensive analysis
portfolio must be diversified so that no more                on all securities, particularly those that
than 5% of a fund's assets is invested in the                represent a larger percentage of portfolio assets.
securities of a single issuer. Because a
non-diversified fund may invest its assets in
fewer issuers, the value of series shares may
increase or decrease more rapidly than if the
series were fully diversified.
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                   How we strive to manage them
                       Risks                                  Delaware VIP Emerging Markets Series
-----------------------------------------------------------------------------------------------------------

Foreign government securities risk: Relates                  The Series attempts to limit this risk by
to the ability of a foreign government or                    performing credit analysis on the issuer of
government related issuer to make timely                     each security purchased. In addition, the
payments on its external debt obligations.                   Series attempts to reduce this risk by
                                                             limiting the portion of net assets that may
                                                             be invested in these securities.

                                                             The Series also compares the risk-reward
                                                             potential of foreign government securities
                                                             being considered to that offered by equity
                                                             securities to determine whether to allocate
                                                             assets to equity or fixed-income investments.

Credit risk of high-yield, high risk                         The Series may invest up to 35% of its net
fixed-income securities: The risk that                       assets in high-yield, high risk foreign
securities rated lower than BBB by S&P and                   fixed-income securities.
Baa by Moody's are considered to be of poor
standing and predominantly speculative as to                 We intend to limit our investment in any
the issuer's ability to repay interest                       single lower rated bond, which can help to
and principal.                                               reduce the effect of an individual default on
                                                             the Series. We also intend to limit our
These bonds are often issued by less                         overall holdings of bonds in this category.
creditworthy companies or by highly leveraged                Such limitations may not protect the Series
(indebted) firms, which are generally less                   from widespread bond defaults brought about
able than more financially stable firms to                   by a sustained economic downturn or from
make scheduled payments of interest and                      price declines that might result from changes
principal. The risks posed by bonds issued                   in the quality ratings of individual bonds.
under such circumstances are substantial.

If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.




Transaction costs risk: Costs of buying,                     We strive to monitor transaction costs and to
selling and holding foreign securities,                      choose an efficient trading strategy for the Series.
including brokerage, tax and custody costs,
may be higher than those involved in
domestic transactions.
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Investment manager

The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers Ltd. makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 1.16% of average daily net assets for the last fiscal year.

Portfolio managers

Clive A. Gillmore and Robert Akester have primary responsibility for making day-to-day investment decisions for Delaware VIP Emerging Markets Series. In making investment decisions for the Series, Mr. Gillmore and Mr. Akester regularly consult with Emma R. E. Lewis and a fourteen-member international equity team.

Clive A. Gillmore, Deputy Managing Director/Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of the Warwick University, England, and the London Business School Investment Program. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers Ltd. in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers Ltd. was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore completed the London Business School Investment Program. He has been managing the Series since its inception.

Robert Akester, Senior Portfolio Manager of Delaware International Advisers Ltd., joined Delaware International Advisers Ltd. in 1996. Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment. He has been managing the Series since its inception.

Emma R. E. Lewis, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Delaware International in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the U.K. Society of Investment Professionals.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

----------------------------------------------------------------------
                                                       Standard Class*
----------------------------------------------------------------------
Commission (%)                                                      -

Fee to Dealer                                                   0.25%
----------------------------------------------------------------------

*Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

A significant portion of the portfolio securities of the Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Emerging Markets Series

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Year ended 12/31
Standard Class                                                                2003        2002         2001        2000        1999
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $6.770      $6.610       $6.310      $8.400      $5.810

Income (loss) from investment operations:

Net investment income(1)                                                     0.210       0.215        0.199       0.116       0.126

Net realized and unrealized gain (loss) on investments and
   Foreign currencies                                                        4.410       0.137        0.133      (2.064)      2.597
                                                                           -------      ------       ------      ------      ------

Total from investment operations                                             4.620       0.352        0.332      (1.948)      2.723
                                                                           -------      ------       ------      ------      ------
Less dividends and distributions from:

Net investment income                                                       (0.210)     (0.192)      (0.032)     (0.142)     (0.133)

Total dividends and distributions                                           (0.210)     (0.192)      (0.032)     (0.142)     (0.133)
                                                                           -------      ------       ------      ------      ------

Net asset value, end of period                                             $11.180      $6.770       $6.610      $6.310      $8.400
                                                                           =======      ======       ======      ======      ======

Total return(2)                                                             70.54%       5.17%        5.28%     (23.60%)     48.28%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                    $14,304     $12,651      $12,071     $12,148     $13,349

Ratio of expenses to average net assets                                      1.49%       1.43%        1.45%       1.52%       1.47%

Ratio of expenses to average net assets prior to expense limitation and
   expenses paid indirectly                                                  1.58%       1.46%        1.45%       1.68%       1.53%

Ratio of net investment income to average net assets                         2.64%       3.15%        3.04%       1.55%       1.88%

Ratio of net investment income to average net assets prior to expense
   limitation and expenses paid indirectly                                   2.55%       3.12%        3.04%       1.37%       1.82%

Portfolio turnover                                                             71%         39%          41%         19%         20%
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(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP EMERGING MARKETS SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.





Investment Company Act File No. 811-5162

Delaware Series Symbol                                      CUSIP
                                                            -----
Delaware VIP Emerging Markets Series
(Standard Class)                                        246493878


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)







                               DELAWARE VIP TRUST

                         Delaware VIP Global Bond Series
                                 Standard Class

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP Global Bond Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
..................................................................
Overview                                                   page 2
Delaware VIP Global Bond Series                                 2
..................................................................
How we manage the Series                                   page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Series                           10
Investment manager                                             13
Portfolio managers                                             13
Who's who?                                                     14
..................................................................

Important information about the Series                    page 15
Share classes                                                  15
Salesperson and life company compensation                      15
Purchase and redemption of shares                              15
Valuation of shares                                            15
Dividends, distributions and taxes                             16
Certain management considerations                              16
..................................................................
Financial highlights                                      page 17

OVERVIEW: DELAWARE VIP GLOBAL BOND SERIES

What is the Series' goal? Delaware VIP Global Bond Series seeks current income consistent with preservation of principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? The Series invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series is a global fund. Under normal circumstances, the Series will invest at least 80% of its net assets in debt obligations
(the "80% policy").

In selecting investments for the Series:

  o We strive to identify fixed-income securities that provide high income potential.

  o We consider the value of anticipated future interest and principal payments, taking into consideration what we anticipate the inflation rate in that country will be in order to compare the value of different fixed-income securities, even those issued in different countries. We then estimate what we think the value of those anticipated future payments would be worth if they were being paid today. We believe this gives us an estimate of a bond's true value.

  o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Delaware VIP Global Bond Series, which generally invests throughout the world. The Series' investments normally decrease when there are declines in bond prices, which can be caused by a drop in the bond market, an adverse change in interest rates or an adverse situation affecting the issuer of the bond. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards. The Series may invest in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. This means that the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

  o Investors with long-term financial goals.

  o Investors looking for a portfolio that includes both U.S. and foreign fixed-income securities.

  o Investors seeking a measure of capital appreciation.

Who should not invest in the Series

  o Investors with short-term financial goals.

  o Investors who are unwilling to accept risks of investing in foreign fixed-income securities.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP Global Bond Series Standard Class. We show returns for the past seven calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense and contractual caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Year-by-year total return  (Delaware VIP Global Bond Series Standard Class)

 0.88%       7.82%      -3.60%        0.86%      -0.48%     25.09%       20.36%
--------------------------------------------------------------------------------
  1997       1998        1999         2000        2001       2002         2003

During the periods illustrated in this bar chart, the Class' highest quarterly return was 13.27% for the quarter ended June 2002 and its lowest quarterly return was -5.37% for the quarter ended September 2000.

Average annual returns for periods ending 12/31/03

                                      Delaware VIP             Citigroup
                                   Global Bond Series      World Government
                                     Standard Class           Bond Index
--------------------------------------------------------------------------------

1 year                                  20.36%                  14.91%

5 years                                  7.82%                   5.74%

Lifetime (Inception 5/2/96)              7.74%                   6.56%
                                                              (for period
                                                          6/1/96 - 12/31/03)

The Series' returns are compared to the performance of the Citigroup World Government Bond Index. The Citigroup World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Poland, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. The performance of the index is calculated beginning as of the first month-end after the Series' inception if the Series' inception was not a month-end.

What are the Series' fees and expenses?(1)
----------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your            Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                purchases as a percentage of offering price               none
Standard Class.
                                                           Maximum contingent deferred sales charge (load)
                                                              as a percentage of original purchase price or
                                                              redemption price, whichever is lower                      none

                                                           Maximum sales charge (load) imposed on
                                                              reinvested dividends                                      none

                                                           Redemption fees                                              none

                                                           Exchange fees                                                none
----------------------------------------------------------------------------------------------------------------------------

Annual Series operating expenses are deducted from         Management fees                                             0.75%
the Series' assets.
                                                           Distribution and service (12b-1) fees                        none

                                                           Other expenses                                              0.16%

                                                           Total operating expenses                                    0.91%

                                                           Fee waivers and payments(2,3)                                none

                                                           Net expenses                                                0.91%
----------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the           1 year                                                        $93
cost of investing in the Series to the cost of
investing in other mutual funds with similar               3 years                                                      $290
investment objectives. We show the cumulative
amount of Series expenses on a hypothetical                5 years                                                      $504
investment of $10,000 with an annual 5% return
over the time shown.(3) This is an example only, and       10 years                                                   $1,120
does not represent future expenses, which may be
greater or less than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.00% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP Global Bond Series seeks current income consistent with the preservation of principal. We invest primarily in debt obligations that may also provide the potential for capital appreciation.

We may invest in:

  o oreign and U.S. government securities;

  o debt obligations of foreign and U.S. companies;

  o debt securities of supranational entities;

  o securities of issuers in emerging markets countries, including Brady Bonds, which tend to be of lower quality and more speculative than securities of developed country issuers; and

  o zero-coupon bonds.

While the Series may purchase securities of issuers in any foreign country, developed or emerging, we currently anticipate investing in Australia, Austria, Canada, Denmark, Finland, Germany, Italy, Japan, Korea, the Netherlands, New Zealand, Norway, Poland, Portugal, South Africa, Spain, Sweden and the United Kingdom. This is a representative list; we may also invest in other countries. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

Generally, the value of fixed-income securities rises when interest rates decline and declines when interest rates rise. The value of your investment in the Series will be affected by changes in interest rates. We generally keep the average weighted maturity of the portfolio in the five-to-ten year range. However, if we anticipate a declining interest rate environment, we may extend the average weighted maturity past ten years, or, if we anticipate a rising rate environment, we may shorten the average weighted maturity to less than five years.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

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                                                                                        How we use them
                        Securities                                              Delaware VIP Global Bond Series
-----------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by U.S. or                The Series may invest in corporate bonds, generally those to be
foreign corporations.                                              of rated A or better by S&P or Moody's or if unrated, comparable quality. The Series may also determined invest in high-yield, high risk emerging markets corporate bonds.

Foreign government securities: Debt obligations issued by a        The Series will generally invest in securities issued by
government other than the United States or by an agency,           foreign governments, their agencies, instrumentalities or
instrumentality or political subdivision of such governments.      political subdivisions that are rated AAA or AA by S&P or
                                                                   Aaa or Aa by Moody's or, if unrated, considered to be of
                                                                   comparable quality. We may invest a portion of the Series'
                                                                   assets in foreign governmental securities issued by emerging countries, which may be lower rated, including securities
                                                                   rated below investment grade.

U.S. government securities: Securities issued or guaranteed        The Series may invest a significant portion of its assets in
by the U.S. government or issued by an agency or                   U.S. government securities. It will invest only in U.S.
instrumentality of the U.S. government.                            government obligations, including bills, notes and bonds
                                                                   that are issued or guaranteed as to the payment of principal and interest by the U.S. government and securities of U.S.
                                                                   government agencies or instrumentalities that are backed by the full faith and credit of the United States.

Investment company securities: In some countries,                  The Series may hold closed-end investment company
investments by U.S. mutual funds are generally made by             securities. The Series may hold investment company
purchasing shares of investment companies that in turn             securities if we believe the country offers good investment
invest in the securities of such countries.                        opportunities. These investments involve an indirect payment of a portion of the expenses of the other investment
                                                                   companies, including their advisory fees.
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                                                                                        How we use them
                        Securities                                              Delaware VIP Global Bond Series
-----------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward foreign currency          The Series may invest in securities issued in any currency
exchange contract involves an obligation to purchase or sell       and hold foreign currency. Securities of issuers within a
a specific currency on a fixed future date at a price that         given country may be denominated in the currency of another
is set at the time of the contract. The future date may be         country or in multinational currency units such as the euro.
any number of days from the date of the contract as agreed
by the parties involved.                                           Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign
                                                                   currencies into U.S. dollars on a daily basis. The Series
                                                                   will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency
                                                                   exchange transactions. The Series may conduct its foreign
                                                                   currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                   The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series'
                                                                   current security or currency holdings. It may also use
                                                                   forward contracts if it has agreed to sell a security and
                                                                   wants to "lock-in" the price of that security, in terms of
                                                                   U.S. dollars. Investors should be aware of the costs of
                                                                   currency conversion. The Series will not use forward
                                                                   contracts for speculative purposes.

Supranational entities: Debt securities of supranational           The Series may invest a significant portion of its assets in
entities may be denominated in any currency. These                 debt securities of supranational entities.
securities are typically of high-grade quality. A
supranational entity is an entity established or financially supported by the national governments of one or more
countries to promote reconstruction or development. The
International Bank for Reconstruction and Development (more
commonly known as the World Bank) would be one example of a
supranational entity.

Zero coupon bonds: Zero coupon bonds are debt obligations          The Series may invest in zero coupon bonds.
that do not entitle the holder to any periodic payments of
interest before maturity or a specified date when the
securities begin paying current interest. Therefore, they
are issued and traded at a discount from their face amounts
or par value. The market prices of zero coupon bonds are
generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to
changes in interest rates to a greater degree than do
non-zero coupon securities having similar maturities and
credit quality.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        How we use them
                        Securities                                              Delaware VIP Global Bond Series
-----------------------------------------------------------------------------------------------------------------------------------
Brady Bonds: These are debt securities issued under the            The Series may invest in Brady Bonds. We believe that the
framework of the Brady Plan, an initiative for debtor              economic reforms undertaken by countries in connection with
nations to restructure their outstanding external                  the issuance of Brady Bonds can make the debt of countries
indebtedness (generally, commercial bank debt). Brady Bonds        that have issued or have announced plans to issue these
tend to be of lower quality and more speculative than              bonds a viable opportunity for investment.
securities of developed country issuers.

High-yield, high risk fixed-income securities: Securities          The Series may invest a portion of its assets in
that are rated lower than BBB by S&P or Baa by Moody's, or         these securities.
if unrated, of comparable quality. These securities may be
issued by companies or governments of emerging or developing countries, which may be less creditworthy. The risk that
these companies or governments may not be able to make
interest or principal payments is substantial.

Repurchase agreements: An agreement between a buyer, such as       Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller         investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at       into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal       collateral of 102% of the repurchase price. The Series may
to an agreed upon interest rate. Repurchase agreements are         enter into repurchase agreements in which the collateral is
often viewed as equivalent to cash.                                any security in which it may invest, but normally uses U.S.
                                                                   government securities as collateral.

Restricted securities: Privately placed securities whose           We may invest in privately placed securities, including
resale is restricted under securities law.                         those that are eligible for resale only among certain
                                                                   institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                   are determined to be illiquid may not exceed the Series' 10%
                                                                   limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready           We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at             securities, including repurchase agreements with maturities
approximately the price that a series has valued them.             of over seven days.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including futures contracts and options and interest rate swaps. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Global Bond Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 How we strive to manage them
                        Risks                                                   Delaware VIP Global Bond Series
-----------------------------------------------------------------------------------------------------------------------------------

Market risk: The risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond             stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors                   regardless of interim market fluctuations. In deciding what
such as economic conditions, future expectations or                portion of the Series' portfolio should be invested in any
investor confidence.                                               individual country, we evaluate a variety of factors,
                                                                   including opportunities and risks relative to other
                                                                   countries. As part of the Series' principal investment
                                                                   strategy, the Series may invest in securities that generally have relatively less market risk.

Industry and security risk: The risk that the value of             We typically hold a number of different securities in a
securities in a particular industry or the value of an             variety of sectors in order to minimize the impact that a
individual stock or bond will decline because of changing          poorly performing security would have on the Series. This
expectations for the performance of that industry or for the       risk is more significant for the Series, which is a
individual company issuing the stock or bond.                      non-diversified fund.

Interest rate risk: The risk that securities, particularly         Interest rate risk is a significant risk for the Series. In
bonds with longer maturities, will decrease in value if            an attempt to manage interest rate risk, we adjust the
interest rates rise.                                               Series' average weighted maturity based on our view of
                                                                   interest rates. The Series' average weighted maturity will generally be in the five-to-ten year range. When we
                                                                   anticipate that interest rates will decline, we may extend the average maturity beyond ten years and when we anticipate that interest rates will rise, we may shorten the average
                                                                   maturity to less than five years.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 How we strive to manage them
                        Risks                                                   Delaware VIP Global Bond Series
-----------------------------------------------------------------------------------------------------------------------------------

Currency risk: The risk that the value of an investment may        The Series may try to hedge its currency risk by purchasing
be negatively affected by changes in foreign currency              foreign currency exchange contracts. If the Series agrees to
exchange rates. Adverse changes in exchange rates may reduce       purchase or sell foreign securities at a pre-set price on a
or eliminate any gains produced by investments that are            future date, the Series attempts to protect the value of a
denominated in foreign currencies and may increase                 security it owns from future changes in currency rates. If
any losses.                                                        the Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in"
In 1999 eleven European countries joined in European               the security's price in terms of U.S. dollars or another
Economic and Monetary Union (EMU), which established a             applicable currency. The Series may use forward currency
common currency for the participating countries. This              exchange contracts only for defensive or protective
currency is known as the "euro". It has replaced legacy            measures, not to enhance portfolio returns. However, there
currencies such as the French franc and the deutschemark,          is no assurance that such a strategy will be successful.
which were converted to euros at fixed exchange rates. The
main initial consequence for investors is that this has
created a much bigger and more liquid bond and equity
market. This has eliminated currency risk within the euro
zone, but the risk that the euro will fluctuate versus third currencies such as the U.S. dollar has not been eliminated
or reduced. Within the euro zone, our view is that the
longer term risks are economic and political - a single
currency means a single monetary policy, which may not suit
an individual country at a particular time. There are no
explicit legal provisions for a country to exit EMU; such an exit pre-supposes a strong political demand for it, of which there is no sign at this point in time.

Political risk: The risk that countries or the entire region       We evaluate the political situations in the countries where
where we invest may experience political instability. This         we invest and take into account any potential risks before
may cause greater fluctuation in the value and liquidity of        we select securities for the portfolio. However, there is no
our investments due to changes in currency exchange rates,         way to eliminate political risk when investing
governmental seizures or nationalization of assets.                internationally.

Emerging markets risk: The possibility that the risks              Striving to manage this risk, the portfolio managers
associated with international investing will be greater in         carefully screen securities within emerging markets and
emerging markets than in more developed foreign markets            attempt to consider material risks associated with an
because, among other things, emerging markets may have less        individual company or bond issuer. We cannot eliminate
stable political and economic environments.                        emerging market risk and consequently encourage shareholders to invest in the Series only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.

Inefficient market risk: The risk that foreign markets may         The Series will attempt to reduce these risks by investing
be less liquid, have greater price volatility, less                in a number of different countries, and noting trends in the
regulation and higher transaction costs than U.S. markets.         economy, industries and financial markets. The Series will also perform credit analysis in an attempt to reduce
                                                                   these risks.
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-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 How we strive to manage them
                        Risks                                                   Delaware VIP Global Bond Series
-----------------------------------------------------------------------------------------------------------------------------------

Information risk: The risk that foreign companies may be           We conduct fundamental research on the companies we invest in
subject to different accounting, auditing and financial            rather than relying solely on information available through
reporting standards than U.S. companies. There may be less         financial reporting. We believe this will help us to better
information available about foreign issuers than domestic          uncover any potential weaknesses in individual companies.
issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in
the United States.

Non-diversified funds risk: The risk that non-diversified          The Series is a non-diversified fund as defined by the
investment companies have the flexibility to invest as much        Investment Company Act of 1940. Nevertheless, we typically
as 50% of their assets in as few as two issuers with no            hold securities from a variety of different issuers,
single issuer accounting for more than 25% of the portfolio.       representing a number of different countries. We also perform
The remaining 50% of the portfolio must be diversified so          extensive analysis on all securities, particularly those that
that no more than 5% of a fund's assets is invested in the         represent a larger percentage of portfolio assets.
securities of a single issuer. Because a non-diversified fund may invest its assets in fewer issuers, the value of series
shares may increase or decrease more rapidly than if the
series were fully diversified.

Foreign government and supranational securities risk:              The Series will attempt to limit this risk by performing
Relates to the ability of a foreign government or government       credit analysis on the issuer of each security purchased.
related issuer to make timely payments on its external
debt obligations.                                                  The Series attempts to reduce the risks associated with
                                                                   investing in foreign governments by focusing on bonds rated within the two highest rating categories.

Credit risk of high-yield, high risk fixed-income securities:      The Series may invest a portion of its assets in these
The risk that securities rated lower than BBB by S&P and Baa       securities. We intend to limit our investment in any single
by Moody's are considered to be of poor standing and               lower rated bond, which can help to reduce the effect of an
predominantly speculative as to the issuer's ability to repay      individual default on the Series. We also intend to limit our
interest and principal.                                            overall holdings of bonds in this category. Such limitations may not protect the Series from widespread bond defaults
These bonds are often issued by less creditworthy companies        brought about by a sustained economic downturn or from price
or by highly leveraged (indebted) firms, which are generally       declines that might result from changes in the quality
less able than more financially stable firms to make               ratings of individual bonds.
scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.

Transaction costs risk: Costs of buying, selling and holding       We strive to monitor transaction costs and to choose an
foreign securities, including brokerage, tax and custody costs,    efficient trading strategy for the Series.
may be higher than those involved in domestic transactions.
-----------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers Ltd. makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.71% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

Portfolio managers

Christopher A. Moth and Joanna Bates have primary responsibility for making day-to-day investment decisions for Delaware VIP Global Bond Series. In making investment decisions for the Series, Mr. Moth and Ms. Bates regularly consult with David G. Tilles and four global fixed-income team members.

Christopher A. Moth, Director of Investment Strategy/Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International Advisers Ltd. in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. At Delaware International Advisers Ltd., he has been a key contributor in developing the fixed-income product and establishing in-house systems to control and facilitate the investment process. Mr. Moth became Co-Manager of the Series in January 1997.

Joanna Bates, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed Income team at Delaware International Advisers Ltd. in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Series in July 1999.

David G. Tilles, Director/Managing Director/Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International Advisers Ltd. in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International Advisers Ltd. was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

          ---------------------------------------------------------
                                                    Standard Class*
          ---------------------------------------------------------
          Commission (%)                                          -

          Fee to Dealer                                       0.25%
          ---------------------------------------------------------

          *Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

A significant portion of the portfolio securities of the Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Global Bond Series
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Year ended 12/31
Standard Class                                                   2003         2002       2001(1)          2000               1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.770       $9.470        $9.730        $9.730            $10.680
Income (loss) from investment operations:
Net investment income(2)                                        0.356        0.404         0.411         0.534              0.576
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                       2.005        1.957        (0.464)       (0.453)            (0.950)
                                                              -------      -------        ------        ------             ------
Total from investment operations                                2.361        2.361        (0.053)        0.081             (0.374)
                                                              -------      -------        ------        ------             ------
Less dividends and distributions from:
Net investment income                                          (0.191)      (0.061)       (0.207)       (0.081)            (0.514)
Net realized gain on investments                                    -            -             -             -             (0.062)
                                                              -------      -------        ------        ------             ------
Total dividends and distributions                              (0.191)      (0.061)       (0.207)       (0.081)            (0.576)
                                                              -------      -------        ------        ------             ------
Net asset value, end of period                                $13.940      $11.770        $9.470        $9.730             $9.730
                                                              =======      =======        ======        ======             ======
Total return(3)                                                20.36%       25.09%        (0.48%)        0.86%             (3.60%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $105,463      $91,945       $17,012       $16,463            $20,231
Ratio of expenses to average net assets                         0.87%        0.81%         0.85%         0.85%              0.85%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      0.91%        0.81%         1.11%         0.95%              0.85%
Ratio of net investment income to average net assets            2.81%        3.76%         4.34%         5.75%              5.64%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           2.77%        3.76%         4.08%         5.65%              5.64%
Portfolio turnover                                               111%          49%           51%           39%               100%
---------------------------------------------------------------------------------------------------------------------------------

(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.057, an increase in net realized and unrealized gain (loss) per share of $0.057 and a decrease in the ratio of net investment income to average net assets of 0.61%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP GLOBAL BOND SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.







Investment Company Act File No. 811-5162

Delaware Series Symbol                                      CUSIP
                                                            -----
Delaware VIP Global Bond Series
(Standard Class)                                        246493852




Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



                               DELAWARE VIP TRUST

                    Delaware VIP Growth Opportunities Series
                                 Standard Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP Growth Opportunities Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents
..................................................................
Overview                                                   page 2
Delaware VIP Growth Opportunities Series                        2
..................................................................
How we manage the Series                                   page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Series                            8
Investment manager                                             10
Portfolio managers                                             10
Who's who?                                                     11
..................................................................

Important information about the Series                    page 12
Share classes                                                  12
Salesperson and life company compensation                      12
Purchase and redemption of shares                              12
Valuation of shares                                            12
Dividends, distributions and taxes                             13
Certain management considerations                              13
..................................................................
Financial highlights                                      page 14

OVERVIEW: DELAWARE VIP GROWTH OPPORTUNITIES SERIES

What is the Series' goal? Delaware VIP Growth Opportunities Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in common stocks of medium-size companies. We consider medium-sized companies to be those companies who market capitalizations fall within the range represented in the Russell Midcap Growth Index at the time of the Series' investment. The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution on June 30, 2003, the average market capitalization of a company in the Russell Midcap Growth Index was approximately $3.3 billion; the median market capitalization was approximately $2.5 billion. The index had a total market capitalization range of approximately $1.2 billion to $9.8 billion. We may also invest in securities that are convertible into common stock. In selecting stocks for the portfolio, we typically look for companies that have established themselves within their industry, but still have growth potential.

We use a bottom-up approach to select stocks, evaluating individual companies rather than trends in the economy or the investment markets. Researching each company, its products, services, competitors and management team helps us to select stocks of companies that we think will provide high and consistent earnings growth with a reasonable level of risk.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Delaware VIP Growth Opportunities Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. In addition, the Series invests in medium-size or small companies. These companies may involve greater risk due to their relatively smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

  o Investors with long-term financial goals.

  o Investors seeking an investment primarily in common stocks.

  o Investors seeking exposure to the capital appreciation opportunities of medium-sized, growth oriented companies.

Who should not invest in the Series

  o Investors with short-term financial goals.

  o Investors whose primary goal is current income.

  o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP Growth Opportunities Series Standard Class. We show returns for the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense and contractual caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Year-by-year total return (Delaware VIP Growth Opportunities Series Standard Class)

    -3.54%      29.53%      14.46%      14.90%      18.81%      62.94%      -8.52%     -15.78%     -24.94%      41.05%
-------------------------------------------------------------------------------------------------------------------------
     1994        1995        1996        1997        1998        1999        2000        2001        2002        2003



During the periods illustrated in this bar chart, the Class' highest quarterly return was 46.48% for the quarter ended December 1999 and its lowest quarterly return was -24.08% for the quarter ended December 2000.

Average annual returns for periods ending 12/31/03

                                   Delaware VIP
                            Growth Opportunities Series         Russell Midcap
                                  Standard Class                 Growth Index
--------------------------------------------------------------------------------

  1 year                              41.05%                        42.71%
  5 years                              5.85%                         2.01%
  10 years                            10.00%                         9.40%

The Series' returns are compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book and higher forecasted growth value. These stocks are also members of the Russell 1000 Growth Index. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Series' fees and expenses?(1)
-----------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your             Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                 purchases as a percentage of offering price               none
Standard Class.
                                                            Maximum contingent deferred sales charge (load)
                                                               as a percentage of original purchase price or
                                                               redemption price, whichever is lower                      none

                                                            Maximum sales charge (load) imposed on
                                                               reinvested dividends                                      none

                                                            Redemption fees                                              none

                                                            Exchange fees                                                none
-----------------------------------------------------------------------------------------------------------------------------

Annual Series operating expenses are deducted               Management fees                                             0.75%
from the Series' assets.
                                                            Distribution and service (12b-1) fees                        none

                                                            Other expenses                                              0.10%

                                                            Total operating expenses                                    0.85%

                                                            Fee waivers and payments(2,3)                                none

                                                            Net expenses                                                0.85%
-----------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the            1 year                                                        $87
cost of investing in the Series to the cost of investing
in other mutual funds with similar investment               3 years                                                      $271
objectives. We show the cumulative amount of Series
expenses on a hypothetical investment of $10,000            5 years                                                      $471
with an annual 5% return over the time shown.(3)
This is an example only, and does not represent future      10 years                                                   $1,049
expenses, which may be greater or less than those
shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.90% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP Growth Opportunities Series strives to identify companies of medium market capitalization that offer above-average opportunities for long-term capital growth because they are poised to provide high and consistent earnings growth. Medium-size companies are generally considered to be those whose market capitalizations are included in the range represented by the Russell
Midcap Index.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. However, the smallest companies generally involve the most risk because they may have very limited resources, less management experience and narrower product lines. We believe that medium-size companies can provide many of the growth opportunities of small companies, but with less risk. Medium-size companies may be more established in their industry and have greater financial resources. Yet, they may still have the flexibility and growth potential of a smaller company.

We use a bottom-up approach to stock selection, carefully evaluating the characteristics of individual companies. We rely heavily on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our first step in identifying promising companies is to pinpoint stocks that exhibit one or more of the following characteristics:

   o a history of high earnings-per-share growth;

   o expectations for future earnings growth that are either high or accelerating;

   o a price to earnings ratio that is low relative to other stocks - indicating that the stock might be undervalued;

   o a discounted cash flow that is high relative to other stocks; or

   o a special situation that has caused the stock to fall out of favor, but which we believe creates potential for even greater long-term price appreciation.

Once we have narrowed our search to companies with these characteristics, we then conduct even more thorough hands-on research, evaluating a wide variety of factors, including:

   o the financial strength of the company;

   o the expertise of its management;

   o the growth potential of the company within its industry; and

   o the growth potential of the industry.

Our goal is to select companies that are likely to perform well over an extended time frame.

In order to reduce the inherent risks of equity investing, we maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Delaware VIP Growth Opportunities Series uses the same investment strategy as Delaware Growth Opportunities Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                        How we use them
                         Securities                                          Delaware VIP Growth Opportunities Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership          Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the                     stock with an emphasis on medium-size companies.
corporation's profits and losses, proportionate to the
number of shares they own.

American Depositary Receipts (ADRs): Certificates are issued          We may hold ADRs when we believe they offer greater
by a U.S. bank that represent the bank's holdings of a                appreciation potential than U.S. securities.
stated number of shares of a foreign corporation. An ADR
entitles the holder to all dividends and capital gains
earned by the underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are            only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                   collateral is U.S. government securities.

Restricted and illiquid securities: Restricted securities             We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted            securities. For this Series, the 10% limit includes
under securities law. Illiquid securities are securities              restricted securities such as privately placed securities
that do not have a ready market, and cannot be easily sold            that are eligible for resale only among certain
within seven days at approximately the price that a series            institutional buyers without registration, which are
has valued them.                                                      commonly known as Rule 144A Securities, and repurchase
                                                                      agreements with maturities of over seven days.

Options: Options represent a right to buy or sell a security          If we have stocks that appreciated in price, we may want to
or group of securities at an agreed upon price at a future            protect those gains when we anticipate adverse conditions.
date. The purchaser of an option may or may not choose to go          We might use options to neutralize the effect of any price
through with the transaction. Writing a covered call option           declines, without selling the security. We might also use
on a security obligates the owner of the security to sell it          options to gain exposure to a particular market segment
at an agreed upon price on an agreed upon date (usually no            without purchasing individual securities in that segment. We
more than nine months in the future.) The owner of the                might use this approach if we had excess cash that we wanted
security receives a premium payment from the purchaser of             to invest quickly.
the call, but if the security appreciates to a price greater
than the agreed upon selling price, the fund would lose out           We might use covered call options if we believe that doing
on those gains. Options are generally considered to be                so would help the Series to meet its investment objective.
derivative securities.
                                                                      Use of these strategies can increase the operating costs of the Series and can lead to loss of principal.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including convertible securities, warrants, preferred stocks, bonds and foreign securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and corporate bonds rated BBB or above by a nationally recognized statistical ratings organization (NRSRO). To the extent it holds these securities, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced all of the securities valued at 100% of its net assets within one year, if for example the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Growth Opportunities Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      How we strive to manage them
                            Risks                                               Delaware VIP Growth Opportunities Series
------------------------------------------------------------------------------------------------------------------------------------

Market risk: The risk that all or a majority of the                   We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such                 regardless of interim market fluctuations. We do not try to
as economic conditions, future expectations or                        predict overall stock market movements and though we may
investor confidence.                                                  hold securities for any amount of time, we typically do not trade for short-term purposes.


Industry and security risk: The risk that the value of                We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an                one industry and in any individual security. We also follow
individual stock or bond will decline because of changing             a rigorous selection process before choosing securities
expectations for the performance of that industry or for the          and continuously monitor them while they remain in
individual company issuing the stock.                                 the portfolio.

Small- and medium-size company risk: The risk that prices of          Though the Series may invest in small companies, our focus
smaller companies may be more volatile than larger companies          is on medium-size companies. We believe medium-size
because of limited financial resources or dependence on               companies, in general, are more stable than smaller
narrow product lines.                                                 companies and involve less risk due to their larger size,
                                                                      greater experience and more extensive financial resources.
                                                                      Nonetheless, medium-size companies have many of the same
                                                                      risks as small companies and are considered to be riskier, in general, than large-size companies. To address this risk, the Series maintains a well-diversified portfolio, selects stocks carefully and monitors them continuously.

Interest rate risk: The risk that securities will decrease            We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally                flow to determine the company's ability to finance future
associated with bonds; however, because small- and                    expansion and operations. The potential affect that rising
medium-sized companies often borrow money to finance their            interest rates might have on a stock is taken into
operations, they may be adversely affected by rising                  consideration before the stock is purchased.
interest rates.

Options risk: The possibility that a series may experience a          We will not use options for speculative reasons. We may use
loss if it employs an options strategy related to a security          options to protect gains in the portfolio without actually
or a market index and that security or index moves in the             selling a security. We may also use options to quickly
opposite direction from what the manager anticipated.                 invest excess cash so that the portfolio is generally
Options also involve additional expenses, which could reduce          fully invested.
any benefit or increase any loss that a fund gains from
using the strategy.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      How we strive to manage them
                            Risks                                               Delaware VIP Growth Opportunities Series
------------------------------------------------------------------------------------------------------------------------------------

Foreign risk: The risk that foreign securities may be                We typically invest only a small portion of the Series'
adversely affected by political instability (including               portfolio in foreign corporations indirectly through
governmental seizures or nationalization of assets), changes         American Depositary Receipts. When we do purchase ADRs, they
in currency exchange rates, foreign economic conditions or           are generally denominated in U.S. dollars and traded on a
lax regulatory and accounting standards. Foreign markets may         U.S. exchange.
also be less efficient, less liquid, have greater price
volatility, less regulation and higher transaction costs
than U.S. markets.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

Liquidity risk: The possibility that securities cannot be             We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers

Gerald S. Frey has primary responsibility for making day-to-day investment decisions for Delaware VIP Growth Opportunities Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe, Matthew Todorow and
Lori P. Wachs.

Gerald S. Frey, Managing Director/Chief Investment Officer, Growth Investing, has 25 years of experience in the money management business and holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since March 1997 and was co-manager from June 1996 to March 1997.

Marshall T. Bassett, Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Senior Vice President/Senior Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid- and large- capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in Economics and an MBA with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at PriceWaterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. He has been co-managing the equity portion of the Series since November 2001.

Matthew Todorow, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group; prior to that, he held positions at Keeton Capital Management.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental Studies.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                                               Standard Class*
               -----------------------------------------------
               Commission (%)                                -

               Fee to Dealer                              0.25%
               ------------------------------------------------

*Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer. Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Growth Opportunities Series
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Year ended 12/31
Standard Class                                                             2003        2002         2001        2000         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $10.060     $15.010      $23.990     $28.550      $18.550

Income (loss) from investment operations:

Net investment loss(1)                                                    (0.032)     (0.025)      (0.010)     (0.106)      (0.055)

Net realized and unrealized gain (loss) on investments                     4.162      (3.351)      (4.209)     (1.459)      11.055
                                                                         -------     -------      -------     -------      -------

Total from investment operations                                           4.130      (3.376)      (4.219)     (1.565)      11.000
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:

Net realized gain on investments                                              --          --       (4.761)     (2.995)      (1.000)

Return of capital                                                             --      (1.574)          --           --          --
                                                                         -------     -------      -------     -------      -------

Total dividends and distributions                                             --      (1.574)      (4.761)     (2.995)      (1.000)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $14.190     $10.060      $15.010     $23.990      $28.550
                                                                         =======     =======      =======     =======      =======

Total return(2)                                                           41.05%     (24.94%)     (15.78%)     (8.52%)      62.94%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                  $65,368     $60,964     $117,527    $180,008     $216,062

Ratio of expenses to average net assets                                    0.85%       0.87%        0.85%       0.84%        0.82%

Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly                         0.85%       0.87%        0.87%       0.84%        0.82%

Ratio of net investment loss to average net assets                        (0.27%)     (0.21%)      (0.06%)     (0.36%)      (0.27%)

Ratio of net investment loss to average net assets prior to expense
   limitation and expenses paid indirectly                                (0.27%)     (0.21%)      (0.08%)     (0.36%)      (0.27%)

Portfolio turnover                                                           94%         88%         117%        128%         132%
------------------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP GROWTH OPPORTUNITIES SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Investment Company Act File No. 811-5162

Delaware Series Symbol                                    CUSIP
                                                          -----
Delaware VIP Growth Opportunities Series
(Standard Class)                                        246493837


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                         Delaware VIP High Yield Series
                                 Standard Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP High Yield Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
..................................................................
Overview                                                   page 2
Delaware VIP High Yield Series                                  2
..................................................................
How we manage the Series                                   page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Series                            8
Investment manager                                             11
Portfolio manager                                              11
Who's who?                                                     12
..................................................................

Important information about the Series                    page 13
Share classes                                                  13
Salesperson and life company compensation                      13
Purchase and redemption of shares                              13
Valuation of shares                                            13
Dividends, distributions and taxes                             14
Certain management considerations                              14
..................................................................
Financial highlights                                      page 15

OVERVIEW: DELAWARE VIP HIGH YIELD SERIES

What are the Series' goals? Delaware VIP High Yield Series seeks total return and, as a secondary objective, high current income. Although the Series will strive to achieve its goals, there is no assurance that it will.

What are the Series' main investment strategies? Under normal circumstances, the Series will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another nationally recognized statistical ratings organization (NRSRO) or, if unrated, judged to be of comparable quality (the "80% policy"). These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Series also will invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Series also may invest in U.S. and foreign government securities and corporate bonds of foreign issuers. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond's appreciation potential as well as the issuer's ability to make income and principal payments.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in bond prices, which can be caused by adverse changes in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

  o Investors with long-term financial goals.

  o Investors looking for a fixed-income investment that offers a combination of total return with high current income.

  o Investors who want a total return-oriented income investment as a diversification tool for long-term, equity-oriented portfolios.

Who should not invest in the Series

  o Investors with short-term financial goals.

  o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP High Yield Series Standard Class. We show returns for the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense and contractual caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Year-by-year total return (Delaware VIP High Yield Standard Class)

    -2.87%      15.50%      12.79%      13.63%      -1.83%      -2.64%      -16.26%     -4.10%      1.84%       28.74%
--------------------------------------------------------------------------------------------------------------------------
     1994        1995        1996        1997        1998        1999        2000        2001        2002        2003

During the periods illustrated in this bar chart, the Class' highest quarterly return was 10.76% for the quarter ended June 2003 and its lowest quarterly return was -7.65% for the quarter ended June 2001.

Average annual returns for periods ending 12/31/03


                                  Delaware VIP           Citigroup High          Bear Stearns
                                High Yield Series        Yield Cash Pay           High-Yield
                                 Standard Class               Index                  Index
-------------------------------------------------------------------------------------------------
  1 year                            28.74%                  29.36%                  28.92%

  5 years                            0.50%                   5.80%                   5.10%

  10 years                           3.76%                   7.45%                   7.12%

The Series' returns are compared to the performance of the Citigroup High Yield Cash Pay Index and the Bear Stearns High-Yield Index. Although the Series had been benchmarked previously against the Citigroup High Yield Cash Pay Index, we have determined that it would be more appropriate to use the Bear Stearns High-Yield Index going forward. You should remember that unlike the Series, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Series' fees and expenses?(1)
-------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your               Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                   purchases as a percentage of offering price               none
Standard Class.
                                                              Maximum contingent deferred sales charge (load)
                                                                 as a percentage of original purchase price or
                                                                 redemption price, whichever is lower                      none

                                                              Maximum sales charge (load) imposed on
                                                                 reinvested dividends                                      none

                                                              Redemption fees                                              none

                                                              Exchange fees                                                none
-------------------------------------------------------------------------------------------------------------------------------

Annual Series operating expenses are deducted                 Management fees                                             0.65%
from the Series' assets.
                                                              Distribution and service (12b-1) fees                        none

                                                              Other expenses                                              0.12%

                                                              Total operating expenses                                    0.77%

                                                              Fee waivers and payments(2,3)                                none

                                                              Net expenses                                                0.77%
-------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost         1 year                                                        $79
of investing in the Series to the cost of investing in
other mutual funds with similar investment objectives.        3 years                                                      $246
We show the cumulative amount of Series expenses on a
hypothetical investment of $10,000 with an annual 5%          5 years                                                      $428
return over the time shown.(3) This is an example only,
and does not represent future expenses, which may be          10 years                                                     $954
greater or less than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP High Yield Series invests primarily in fixed-income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. We expect to invest the majority of the Series' net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality. The Series may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds.

Before selecting high-yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

We maintain a well-diversified portfolio of high-yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

Delaware VIP High Yield Series strives to provide total return, with income as a secondary objective. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation. The Series also may invest in bonds of foreign issuers in pursuit of its objective.

The Series' investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.

The securities we typically invest in

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        How we use them
                         Securities                                              Delaware VIP High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued by a              The Series may invest without limit in high-yield corporate
corporation and rated lower than investment grade by an               bonds. Typically, we invest in bonds rated BB or lower by
NRSRO such as S&P or Moody's or, if unrated, that we believe          S&P or, if unrated, are of equivalent quality. We will not
are of comparable quality. These securities are considered            invest more than 15% of total assets in bonds which, at the
to be of poor standing and predominately speculative.                 time of purchase, are rated CCC or, if unrated, are of
                                                                      equivalent quality. Also, we will not invest in bonds which, at the time of purchase, are rated below CCC or, if unrated, are of equivalent quality.

U.S. government securities: Direct U.S. obligations                   The Series may invest without limit in U.S. government
including bills, notes, bonds and other debt securities               securities. However, they will typically be a small
issued by the U.S. Treasury or securities of U.S. government          percentage of the portfolio because they generally do not
agencies or instrumentalities which are backed by the full            offer as high a level of current income as high-yield
faith and credit of the United States.                                corporate bonds.

Foreign government or corporate securities: Securities                The Series may invest up to 15% of its total assets in
issued by foreign governments or supranational entities or            securities of issuers domiciled in foreign countries
foreign corporations.                                                 including both established countries and those with emerging markets. When investing in these foreign securities, the
A supranational entity is an entity established or                    Series may not invest more than two-thirds of that 15%
financially supported by the national governments of one or           amount (that is, 10% of total assets) in any combination
more countries. The International Bank for Reconstruction             of non-dollar denominated securities and emerging
and Development (more commonly known as the World Bank) is            market securities.
one example of a Supranational entity.

Zero coupon bonds and payment-in-kind bonds: Zero                     We may invest in zero coupon bonds and payment-in-kind
coupon securities are debt obligations which do not                   bonds, though we do not expect this to be a significant
entitle the holder to any periodic payments of interest               component of our strategy. The market prices of these bonds
prior to maturity or a specified date when the                        are generally more volatile than the market prices of
securities begin paying current interest. Therefore,                  securities that pay interest periodically and are likely to
they are issued and traded at a price lower than their                react to changes in interest rates to a greater degree than
face amounts or par value. Payment-in-kind bonds pay                  interest-paying bonds having similar maturities and credit
interest or dividends in the form of additional bonds                 quality. They may have certain tax consequences which, under
or preferred stock.                                                   certain conditions, could be adverse to the Series.

Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are            only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                   collateral is U.S. government securities.
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                                                                                        How we use them
                         Securities                                              Delaware VIP High Yield Series
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Restricted securities: Privately placed securities whose              We may invest in privately placed securities, including
resale is restricted under securities law.                            those that are eligible for resale only among certain
                                                                      institutional buyers without registration which are commonly known as Rule 144A Securities.

                                                                      Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities,
                                                                      which is described below.

Illiquid securities: Securities that do not have a ready              We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at                securities.
approximately the price that a series has valued them.
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The Series may also invest in other income-producing securities including common stocks and preferred stocks, some of which may have convertible features or attached warrants. The Series may also enter into options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Series' annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if the Series sold and replaced all of the securities valued at 100% of its net assets within one year, if for example the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Delaware VIP High Yield Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

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                                                                                 How we strive to manage them
                           Risks                                                Delaware VIP High Yield Series
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Market risk: The risk that all or a majority of the                   We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                bonds that we believe will continue to pay interest
market--will decline in value because of factors such                 regardless of interim market fluctuations. We do not try to
as economic conditions, future expectations or                        predict overall bond market or interest rate movements and
investor confidence.                                                  generally do not trade for short-term purposes.

Industry and security risk: The risk that the value of                We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an                one industry and in any individual security. We also follow
individual stock or bond will decline because of changing             a rigorous selection process before choosing securities for
expectations for the performance of that industry or for the          the portfolio.
individual company issuing the stock or bond.

Interest rate risk: The risk that securities will decrease            The Series is subject to interest rate risk. We cannot
in value if interest rates rise. The risk is greater for              eliminate that risk, but we do strive to manage it by
bonds with longer maturities than for those with                      monitoring economic conditions.
shorter maturities.

Credit risk: The risk that there is the possibility that a            Our careful, credit-oriented bond selection and our
bond's issuer will be unable to make timely payments of               commitment to hold a diversified selection of high-yield
interest and principal.                                               bonds are designed to manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails           We will not purchase more than 15% of total assets in bonds
the risk of principal loss, which may be greater than the             which, at the time of purchase, are rated CCC by S&P or Caa
risk involved in investment grade bonds. High-yield bonds             by Moody's or, if unrated, are of equivalent quality. If a
are sometimes issued by companies whose earnings at the time          bond held by the Series drops below this level or goes into
of issuance are less than the projected debt service on the           default, the Series will begin to sell the security in an
junk bonds.                                                           orderly manner, striving to minimize any adverse affect on the Series.
If there were a national credit crisis or an issuer were
to become insolvent, principal values could be
adversely affected.
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                                                                                 How we strive to manage them
                           Risks                                                Delaware VIP High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
Recession risk: Although the market for high-yield bonds              In striving to manage this risk, we allocate assets across a
existed through periods of economic downturns, the                    wide range of industry sectors. We may emphasize industries
high-yield market grew rapidly during the long economic               that have been less susceptible to economic cycles in the
expansion which took place in the United States during the            past, particularly if we believe that the economy may be
1980s. During that economic expansion, the use of high-yield          entering into a period of slower growth.
debt securities to finance highly leveraged corporate
acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially. Some
analysts believe a protracted economic downturn would
severely disrupt the market for high-yield bonds, adversely
affect the value of outstanding bonds and adversely affect
the ability of high-yield issuers to repay principal
and interest.

It is likely that protracted periods of economic uncertainty would cause increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in a series' net asset value. In the past, uncertainty and volatility in the high-yield market have resulted in volatility in the Series' net asset value.

Foreign risk: The risk that foreign securities may be                 We may invest up to 15% of total assets in securities of
adversely affected by political instability, changes in               issuers domiciled in foreign countries. When investing in
currency exchange rates, foreign economic conditions or lax           these foreign securities, the Series may not invest more
regulatory and accounting standards. These risks are                  than two-thirds of that 15% amount (that is, 10% of total
significantly higher for emerging markets securities.                 assets) in any combination of non-dollar denominated
Non-dollar denominated securities also carry the risk of              securities and emerging markets securities. We carefully
adverse changes in foreign currency exchange rates.                   evaluate the reward and risk associated with each foreign
                                                                      security that we consider.
Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences
of the euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
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                                                                                 How we strive to manage them
                           Risks                                                Delaware VIP High Yield Series
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Liquidity risk: The possibility that securities cannot be             A less liquid secondary market may have an adverse effect on
readily sold within seven days at approximately the price             the Series' ability to dispose of particular issues, when
that a series values them.                                            necessary, to meet the Series' liquidity needs or in
                                                                      response to a specific economic event, such as the
There is generally no established retail secondary market             deterioration in the creditworthiness of the issuer. In
for high-yield securities. As a result, the secondary market          striving to manage this risk, we evaluate the size of a bond
for high-yield securities is more limited and less liquid             issuance as a way to anticipate its likely liquidity level.
than other secondary securities markets. The high-yield
secondary market is particularly susceptible to liquidity             We may invest only 15% of net assets in illiquid securities.
problems when the institutions, such as mutual funds and
certain financial institutions, which dominate it
temporarily stop buying bonds for regulatory, financial or
other reasons.

Adverse publicity and investor perceptions may also disrupt the secondary market for high-yield securities.

Valuation risk: The risk that a less liquid secondary market          The Series' privately placed high-yield securities are
as described above can make it more difficult for a series            particularly susceptible to the liquidity and valuation
to obtain precise valuations of the high-yield securities in          risks. We will strive to manage this risk by carefully
its portfolio. During periods of reduced liquidity, judgment          evaluating individual bonds and by limiting the amount of
plays a greater role in valuing high-yield securities.                the portfolio that can be allocated to privately placed
                                                                      high-yield securities.

Redemption risk: If investors redeem more shares of a series          Volatility in the high-yield market could increase
than are purchased for an extended period of time, a series           redemption risk. We strive to maintain a cash balance
may be required to sell securities without regard to the              sufficient to meet any redemptions. We may also borrow
investment merits of such actions. This could decrease a              money, if necessary, to meet redemptions.
series' asset base, potentially resulting in a higher
expense ratio.

Legislative and regulatory risk: The United States Congress           We monitor the status of regulatory and legislative
has from time to time taken or considered legislative                 proposals to evaluate any possible effects they might have
actions that could adversely affect the high-yield bond               on the Series' portfolio.
market. For example, Congressional legislation has, with
some exceptions, generally prohibited federally insured
savings and loan institutions from investing in high-yield
securities. Regulatory actions have also affected the
high-yield market. Similar actions in the future could
reduce liquidity for high-yield issues, reduce the number of new high-yield securities being issued and could make
it more difficult for a series to attain its
investment objective.
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Investment manager

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.65% of average daily net assets for the last fiscal year.

Portfolio manager

Timothy L. Rabe has primary responsibility for making day-to-day investment decisions for Delaware VIP High Yield Series.

Timothy L. Rabe, Senior Vice President/Senior Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He has 9 years of investment management experience and is a CFA charterholder.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio manager Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio manager" for information about the portfolio manager of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                      ----------------------------------
                                         Standard Class*
                      ----------------------------------
                      Commission (%)                   -

                      Fee to Dealer                0.25%
                      ----------------------------------

*Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (See "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP High Yield Series
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                                                                                                                  Year ended 12/31
Standard Class                                                             2003        2002        2001(1)      2000        1999
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Net asset value, beginning of period                                      $4.790      $5.220       $6.000      $7.420       $8.460

Income (loss) from investment operations:

Net investment income(2)                                                   0.489       0.517        0.586       0.722        0.781

Net realized and unrealized gain (loss) on investments                     0.804      (0.413)      (0.821)     (1.896)      (0.987)
                                                                          ------      ------       ------      ------       ------

Total from investment operations                                           1.293      (0.104)      (0.235)     (1.174)      (0.206)
                                                                          ------      ------       ------      ------       ------

Less dividends and distributions from:

Net investment income                                                     (0.393)     (0.534)      (0.545)     (0.246)      (0.784)

Net realized gain on investments                                               -           -            -           -       (0.050)
                                                                          ------      ------       ------      ------       ------

Total dividends and distributions                                         (0.393)     (0.534)      (0.545)     (0.246)      (0.834)
                                                                          ------      ------       ------      ------       ------

Net asset value, end of period                                            $5.690      $4.790       $5.220      $6.000       $7.420
                                                                          ======      ======       ======      ======       ======

Total return(3)                                                           28.74%       1.84%       (4.10%)    (16.26%)      (2.64%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                  $71,061     $48,089      $51,459     $59,441     $102,633

Ratio of expenses to average net assets                                    0.77%       0.78%        0.79%       0.77%        0.72%

Ratio of net investment income to average net assets                       9.33%      10.96%       10.82%      10.80%        9.75%

Portfolio turnover                                                          716%        587%         557%        226%         110%
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(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was an increase in net investment income per share of $0.007, a decrease in net realized and unrealized gain (loss) per share of $0.007, and an increase in the ratio of net investment income to average net assets of 0.13%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.
(2) The average shares outstanding method has been applied for per share information for the years ended December 31, 2003, 2002, 2001 and 2000.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

DELAWARE VIP HIGH YIELD SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Investment Company Act File No. 811-5162

Delaware Series Symbol                                    CUSIP
                                                          -----

Delaware VIP High Yield Series
(Standard Class)                                        246493811


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                 Delaware VIP International Value Equity Series
                                 Standard Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP International Value Equity Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
..................................................................
Overview                                                   page 2
Delaware VIP International Value Equity Series                  2
..................................................................
How we manage the Series                                   page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Series                            8
Investment manager                                             10
Portfolio managers                                             10
Who's who?                                                     11
..................................................................

Important information about the Series                    page 12
Share classes                                                  12
Salesperson and life company compensation                      12
Purchase and redemption of shares                              12
Valuation of shares                                            12
Dividends, distributions and taxes                             13
Certain management considerations                              13
..................................................................
Financial highlights                                      page 14

OVERVIEW: DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES

What is the Series' goal? Delaware VIP International Value Equity Series seeks long-term growth without undue risk to principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? The Series invests primarily in foreign equity securities that provide the potential for capital appreciation and income. Under normal circumstances, the Series will invest at least 80% of its net assets in equity securities (the "80% policy"). An issuer is considered to be from the country where it is located, where the majority of its assets are located, or where it generates the majority of its operating income.

In selecting investments for the Series:

Delaware International conducts fundamental, proprietary research on a global basis in an effort to identify securities that have the potential for long-term total return. At the center of the research effort is a value-oriented dividend discount methodology that is applied to individual securities and markets. The objective of this is the identification of value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Delaware International uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Delaware International's approach to equity and currency analysis is long-term in orientation.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and lax accounting and regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

   o Investors with long-term financial goals.

   o Investors looking for a portfolio of equity securities from foreign countries.

   o Investors seeking a measure of capital appreciation and income.

Who should not invest in the Series

   o Investors with short-term financial goals.

   o Investors who are unwilling to accept the risks of investing in foreign securities.

   o Investors looking for an investment that provides a high level of income.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP International Value Equity Series Standard Class. We show returns for the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense and contractual caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

Year-by-year total return (Delaware VIP International Value Equity Series Standard Class)

      2.75%      13.98%      20.03%       6.60%      10.33%     15.76%        0.53%      -12.83%    -10.40%      43.44%
-----------------------------------------------------------------------------------------------------------------------------
      1994        1995        1996        1997        1998        1999        2000        2001        2002        2003


During the periods illustrated in this bar chart, the Class' highest quarterly return was 23.10% for the quarter ended June 2003 and its lowest quarterly return was -19.65% for the quarter ended September 2002.

Average annual returns for periods ending 12/31/03

                                Delaware VIP                  Morgan Stanley
                         International Equity Series      Capital International
                               Standard Class                   EAFE Index
--------------------------------------------------------------------------------

  1 year                          43.44%                          39.17%

  5 years                          5.45%                           0.26%

  10 years                         7.96%                           4.78%

The Series' returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on 20 exchanges in Europe, Australasia the Far East weighted by capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Series' fees and expenses?(1)
-----------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your               Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                   purchases as a percentage of offering price               none
Standard Class.
                                                              Maximum contingent deferred sales charge (load)
                                                                 as a percentage of original purchase price or
                                                                 redemption price, whichever is lower                      none

                                                              Maximum sales charge (load) imposed on
                                                                 reinvested dividends                                      none

                                                              Redemption fees                                              none

                                                              Exchange fees                                                none
-----------------------------------------------------------------------------------------------------------------------------------

Annual Series operating expenses are deducted                 Management fees                                             0.85%
from the Series' assets.
                                                              Distribution and service (12b-1) fees                        none

                                                              Other expenses                                              0.14%

                                                              Total operating expenses                                    0.99%

                                                              Fee waivers and payments(2,3)                                none

                                                              Net expenses                                                0.99%

-----------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the              1 year                                                       $101
cost of investing in the Series to the cost of investing
in other mutual funds with similar investment                 3 years                                                      $315
objectives. We show the cumulative amount of Series
expenses on a hypothetical investment of $10,000              5 years                                                      $547
with an annual 5% return over the time shown.(3) This
is an example only, and does not represent future             10 years                                                   $1,213
expenses, which may be greater or less than those
shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.00% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP International Value Equity Series seeks long-term growth without undue risk to principal. We invest primarily in equity securities, including common stocks, which provide the potential for capital appreciation and income. Our strategy would commonly be described as a value strategy. That is, we strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, we evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. We then determine what that income would be worth if paid today. That helps us decide what we think the security is worth today. We then compare our estimate of the security's value to its current price to determine if it is a good value.

We use income as an indicator of value because we believe it allows us to compare securities across different sectors and different countries--all using one measurement standard. We can even use this analysis to compare stocks to bonds.

We may purchase securities in any foreign country, developed or emerging; however, we currently anticipate investing in Australia, Belgium, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Singapore, South Africa, South Korea, Spain, Switzerland and the United Kingdom. This is a representative list; the Series may also invest in countries not listed here. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

We generally maintain a long-term focus in the Series, seeking companies that we believe will perform well over the next three to five years.

Delaware VIP International Value Equity Series uses the same investment strategy as Delaware International Value Equity Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

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                                                                                               How we use them
                         Securities                                             Delaware VIP International Value Equity Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership          The Series will invest its assets in common stocks, some of
in a corporation. Stockholders participate in the                     which will be dividend-paying stocks.
corporation's profits and losses, proportionate to the
number of shares they own.

Investment company securities: In some countries,                     The Series may hold closed-end investment company securities
investments by U.S. mutual funds are generally made by                if we believe the country offers good investment
purchasing shares of investment companies that in turn                opportunities. These investments involve an indirect payment
invest in the securities of such countries.                           of a portion of the expenses of the other investment
                                                                      companies, including their advisory fees.

Foreign currency transactions: A forward foreign currency             The Series may invest in securities issued in any currency
exchange contract involves an obligation to purchase or sell          and hold foreign currency. Securities of issuers within a
a specific currency on a fixed future date at a price that            given country may be denominated in the currency of another
is set at the time of the contract. The future date may be            country or in multinational currency units such as the euro.
any number of days from the date of the contract as agreed
by the parties involved.                                              Although the Series values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign
                                                                      currencies into U.S. dollars on a daily basis. The Series
                                                                      will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency
                                                                      exchange transactions. The Series may conduct its foreign
                                                                      currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                      The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series'
                                                                      current security or currency holdings. It may also use
                                                                      forward contracts if it has agreed to sell a security and
                                                                      wants to "lock-in" the price of that security, in terms of
                                                                      U.S. dollars. Investors should be aware of the costs of
                                                                      currency conversion. The Series will not use forward
                                                                      contracts for speculative purposes.

American Depositary Receipts (ADRs), European Depositary              The Series may invest in sponsored and unsponsored ADRs,
Receipts (EDRs), Global Depositary Receipts (GDRs) and                EDRs, GDRs and similar types of depository receipts,
similar types of depositary receipts: ADRs are receipts               generally focusing on those whose underlying securities are
issued by a U.S. depositary (often a U.S. bank) and EDRs and          issued by foreign entities. To determine whether to purchase
GDRs are receipts issued by a depositary outside of the U.S.          a security in a foreign market or through depositary
(often a non-U.S. bank or trust company or a foreign branch           receipts, we evaluate the price levels, the transaction
of a U.S. bank). Depositary receipts represent an ownership           costs, taxes and administrative costs involved with each
interest in an underlying security that is held by the                security to identify the most efficient choice.
depositary. Generally, the holder of the depositary receipt
is entitled to all payments of interest, dividends or
capital gains that are made on the underlying security.
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                                                                                               How we use them
                         Securities                                             Delaware VIP International Value Equity Series
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose              We may invest in privately placed securities, including
resale is restricted under securities law.                            those that are eligible for resale only among certain
                                                                      institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                      are determined to be illiquid may not exceed the Series' 10%
                                                                      limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready              We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at                securities, including repurchase agreements with maturities
approximately the price that a series has valued them.                of over seven days.

Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of 102% of the repurchase price. The Series may
to an agreed upon interest rate. Repurchase agreements are            enter into repurchase agreements in which the collateral is
often viewed as equivalent to cash.                                   any security in which it may invest, but normally uses U.S.
                                                                      government securities as collateral.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including preferred stocks, convertible securities, warrants, futures and options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Delaware VIP International Value Equity Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government. The Series may also invest all or a substantial portion of its assets in high quality debt instruments issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP International Value Equity Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        How we strive to manage them
                           Risks                                               Delaware VIP International Value Equity Series
------------------------------------------------------------------------------------------------------------------------------------

Market risk: The risk that all or a majority of the                   We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such                 regardless of interim market fluctuations. In deciding what
as economic conditions, future expectations or                        portion of the Series' portfolio should be invested in any
investor confidence.                                                  individual country, we evaluate a variety of factors,
                                                                      including opportunities and risks relative to
                                                                      other countries.

Industry and security risk: The risk that the value of                We typically hold a number of different securities in a
securities in a particular industry or the value of an                variety of sectors in order to minimize the impact that a
individual stock or bond will decline because of changing             poorly performing security would have on the Series.
expectations for the performance of that industry or for the individual company issuing the stock or bond.

Currency risk: The risk that the value of an investment may           The Series may try to hedge its currency risk by purchasing
be negatively affected by changes in foreign currency                 foreign currency exchange contracts. If the Series agrees to
exchange rates. Adverse changes in exchange rates may reduce          purchase or sell foreign securities at a pre-set price on a
or eliminate any gains produced by investments that are               future date, the Series attempts to protect the value of a
denominated in foreign currencies and may increase                    security it owns from future changes in currency rates. If
any losses.                                                           the Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in"
In 1999 eleven European countries joined in European                  the security's price in terms of U.S. dollars or another
Economic and Monetary Union (EMU), which established a                applicable currency. The Series may use forward currency
common currency for the participating countries. This                 exchange contracts only for defensive or protective
currency is known as the "euro". It has replaced legacy               measures, not to enhance portfolio returns. However, there
currencies such as the French franc and the deutschemark,             is no assurance that such a strategy will be successful.
which were converted to euros at fixed exchange rates. The
main initial consequence for investors is that this has
created a much bigger and more liquid bond and equity
market. This has eliminated currency risk within the euro
zone, but the risk that the euro will fluctuate versus third currencies such as the U.S. dollar has not been eliminated
or reduced. Within the euro zone, our view is that the
longer term risks are economic and political - a single
currency means a single monetary policy, which may not suit
an individual country at a particular time. There are no
explicit legal provisions for a country to exit EMU; such an exit pre-supposes a strong political demand for it, of which there is no sign at this point in time.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        How we strive to manage them
                           Risks                                               Delaware VIP International Value Equity Series
------------------------------------------------------------------------------------------------------------------------------------

Political risk: The risk that countries or the entire region          We evaluate the political situations in the countries where
where we invest may experience political instability. This            we invest and take into account any potential risks before
may cause greater fluctuation in the value and liquidity of           we select securities for the portfolio. However, there
our investments due to changes in currency exchange rates,            is no way to eliminate political risk when
governmental seizures or nationalization of assets.                   investing internationally.

Emerging markets risk: The possibility that the risks                 The Series, to the limited extent that it invests in
associated with international investing will be greater in            emerging markets, is subject to the risk. If we were to
emerging markets than in more developed foreign markets               invest in emerging markets, we would carefully select
because, among other things, emerging markets may have less           securities and consider all relevant risks associated with
stable political and economic environments.                           an individual company.

Inefficient market risk: The risk that foreign markets may            The Series will attempt to reduce these risks by investing
be less liquid, have greater price volatility, less                   in a number of different countries, and noting trends in the
regulation and higher transaction costs than U.S. markets.            economy, industries and financial markets.

Information risk: The risk that foreign companies may be              We conduct fundamental research on the companies we invest
subject to different accounting, auditing and financial               in rather than relying solely on information available
reporting standards than U.S. companies. There may be less            through financial reporting. We believe this will help
information available about foreign issuers than domestic             us to better uncover any potential weaknesses in
issuers. Furthermore, regulatory oversight of foreign                 individual companies.
issuers may be less stringent or less consistently applied
than in the United States.

Transaction costs risk: Costs of buying, selling and holding          We strive to monitor transaction costs and to choose an
foreign securities, including brokerage, tax and custody              efficient trading strategy for the Series.
costs, may be higher than those involved in
domestic transactions.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers Ltd. makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.84% of average daily net assets for the last fiscal year, reflecting a waiver of fees by the manager.

Portfolio managers

Clive A. Gillmore, Nigel G. May and Emma R. E. Lewis have primary responsibility for making day-to-day investment decisions for the Delaware VIP International Value Equity Series. In making investment decisions for the Series, Mr. Gillmore, Mr. May and Ms. Lewis regularly consult with a fourteen-member international equity team.

Clive A. Gillmore, Deputy Managing Director/Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of the Warwick University, England, and the London Business School Investment Program. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers Ltd. in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers Ltd. was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment Program. He has been managing the Series since its inception.

Nigel G. May, Director/Senior Portfolio Manager/Regional Research Director of Delaware International Advisers Ltd., joined Mr. Gillmore as Co-Manager of the Series on December 22, 1997. Mr. May is a graduate of Sidney Sussex College, Cambridge. He joined Delaware International Advisers Ltd. in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Ltd. for five years.

Emma R.E. Lewis, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Delaware International Advisers Ltd. in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the U.K. Society of Investment Professionals.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

                      -----------------------------------
                                         Standard Class*
                      -----------------------------------
                      Commission (%)                   -

                      Fee to Dealer                0.25%
                      -----------------------------------

*Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

A significant portion of the portfolio securities of the Series is listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP International Value Equity Series
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Year ended 12/31
Standard Class                                                             2003        2002        2001        2000          1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $13.900     $11.550      $17.940     $18.630      $16.480

Income (loss) from investment operations:

Net investment income(1)                                                   0.254       0.373        0.277       0.387        0.371

Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                     (1.556)      4.355       (2.578)     (0.340)       2.161
                                                                         -------     -------      -------     -------      -------

Total from investment operations                                          (1.302)      4.728       (2.301)      0.047        2.532
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:

Net investment income                                                     (0.284)     (0.314)      (0.435)     (0.405)      (0.356)

Net realized gain on investments                                          (0.764)     (0.304)      (1.304)     (0.332)      (0.026)
                                                                         -------     -------      -------     -------      -------

Total dividends and distributions                                         (1.048)     (0.618)      (1.739)     (0.737)      (0.382)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $11.550     $15.660      $13.900     $17.940      $18.630
                                                                         =======     =======      =======     =======      =======

Total return(2)                                                          (10.40%)     43.44%      (12.83%)      0.53%       15.76%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                 $142,065    $167,813     $191,481    $270,167     $304,060

Ratio of expenses to average net assets                                    0.98%       0.98%        0.95%       0.95%        0.92%

Ratio of expenses to average net assets prior to expense limitation
   and expenses paid indirectly                                            1.02%       0.99%        1.01%       1.02%        0.94%

Ratio of net investment income to average net assets                       1.99%       2.96%        1.84%       2.24%        2.16%

Ratio of net investment income to average net assets prior to
   expense limitation and expenses paid indirectly                         1.95%       2.95%        1.78%       2.17%        2.14%

Portfolio turnover                                                           13%         11%          11%          9%           9%
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(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Investment Company Act File No. 811-5162

Delaware Series Symbol                                     CUSIP
                                                           -----
Delaware VIP International Value Equity Series
(Standard Class)                                         246493761



Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



                               DELAWARE VIP TRUST

                       Delaware VIP Large Cap Value Series
                                 Standard Class

                 2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus

                                 April 30, 2004

This Prospectus offers the Delaware VIP Large Cap Value Series (formerly Growth and Income Series). The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents
..................................................................
Overview                                                   page 2
Delaware VIP Large Cap Value Series                             2
..................................................................
How we manage the Series                                   page 5
Our investment strategies                                       5
The securities we typically invest in                           5
The risks of investing in the Series                            7
Investment manager                                              8
Portfolio managers                                              8
Who's who?                                                      9
..................................................................

Important information about the Series                    page 10
Share classes                                                  10
Salesperson and life company compensation                      10
Purchase and redemption of shares                              10
Valuation of shares                                            10
Dividends, distributions and taxes                             11
Certain management considerations                              11
..................................................................
Financial highlights                                      page 12

OVERVIEW: DELAWARE VIP LARGE CAP VALUE SERIES

What are the Series' goals? Delaware VIP Large Cap Value Series seeks capital appreciation with current income as a secondary objective. Although the Series will strive to achieve its goals, there is no assurance that it will.

What are the Series' main investment strategies? Under normal circumstances, at least 80% of the Series' net assets will be in investments of large-capitalization companies (the "80% policy"). The Series primarily invests in common stocks of large-capitalization companies. The Series currently defines large-capitalization companies as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, we consider buying a stock when we believe it is undervalued and has the potential to increase in price as the market realizes its true value. We consider the financial strength of the company, its management and any developments affecting the security, the company or its industry.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

  o Investors with long-term financial goals.

  o Investors seeking long-term capital appreciation.

  o Investors seeking an investment primarily in common stocks.

  o Investors seeking a small to moderate income component of total return, recognizing that income is a secondary objective of the Series.

Who should not invest in the Series

  o Investors with short-term financial goals.

  o Investors seeking an investment primarily in fixed-income securities.

  o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

How has the Series performed?

This bar chart and table can help you evaluate the risks of investing in the Delaware VIP Large Cap Value Series Standard Class. We show returns for the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense and contractual caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


Year-by-year total return (Delaware VIP Large Cap Value Series Standard Class)
   -0.20%       36.12%      20.72%      31.00%      11.35%      -2.98%      11.33%      -3.89%    -18.68%      28.29%
-------------------------------------------------------------------------------------------------------------------------
     1994        1995        1996        1997        1998        1999        2000        2001        2002        2003

During the periods illustrated in this bar chart, the Class' highest quarterly return was 17.66% for the quarter ended June 2003 and its lowest quarterly return was -18.89% for the quarter ended September 2002.

Average annual returns for periods ending 12/31/03

                                  Delaware VIP
                             Large Cap Value Series         S&P 500
                                 Standard Class              Index
--------------------------------------------------------------------------------

1 year                               28.29%                  28.67%

5 years                               1.61%                  -0.57%

10 years                              9.99%                  11.06%

The Series' returns are compared to the performance of the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Series' fees and expenses?(1)
----------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your             Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                 purchases as a percentage of offering price                   none
Standard Class.
                                                            Maximum contingent deferred sales charge (load)
                                                               as a percentage of original purchase price or
                                                               redemption price, whichever is lower                          none

                                                            Maximum sales charge (load) imposed on
                                                               reinvested dividends                                          none

                                                            Redemption fees                                                  none

                                                            Exchange fees                                                    none
----------------------------------------------------------------------------------------------------------------------------------
Annual Series operating expenses are deducted from          Management fees                                                 0.65%
the Series' assets.
                                                            Distribution and service (12b-1) fees                            none

                                                            Other expenses                                                  0.10%

                                                            Total operating expenses                                        0.75%

                                                            Fee waivers and payments(2,3)                                  (0.05%)

                                                            Net expenses                                                    0.70%
----------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the            1 year                                                            $72
cost of investing in the Series to the cost of
investing in other mutual funds with similar                3 years                                                          $235
investment objectives. We show the cumulative
amount of Series expenses on a hypothetical                 5 years                                                          $412
investment of $10,000 with an annual 5% return
over the time shown.3 This is an example only, and          10 years                                                         $926
does not represent future expenses, which may be
greater or less than those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets. The investment manager has elected to waive the management fee to 0.60% indefinitely.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP Large Cap Value Series invests primarily in investments of large-capitalization companies that we believe have long-term total return potential. The Series pursues what is generally considered to be a value-oriented investment approach. We may consider valuation characteristics such as dividend yield, share repurchase activity, price-to-earnings ratio and cash flow, among others, in seeking stocks we believe are undervalued.

The Series' investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation. Certain stocks held in the portfolio will be dividend-paying stocks and others will not pay dividends.

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                                                                                       How we use them
                        Securities                                            Delaware VIP Large Cap Value Series
---------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of                   Generally, we invest 90% to 100% of the Series' net
ownership in a corporation. Stockholders participate in              assets in common stocks.
the corporation's profits and losses, proportionate to
the number of shares they own.

American Depositary Receipts (ADRs): Certificates                    We may invest without limitation in ADRs. We use them
issued by a U.S. bank which represent the bank's                     when we believe they offer better total return
holdings of a stated number of shares of a foreign                   opportunities than U.S. securities.
corporation. An ADR entitles the holder to all
dividends and capital gains earned by the underlying
foreign shares. ADRs are bought and sold the same as
U.S. securities.

Repurchase agreements: An agreement between a buyer,                 Typically, we use repurchase agreements as a short-term
such as the Series, and a seller of securities in which              investment for the Series' cash position. In order to
the seller agrees to buy the securities back within a                enter into these repurchase agreements, the Series must
specified time at the same price the buyer paid for                  have collateral of 102% of the repurchase price. The
them, plus an amount equal to an agreed upon interest                Series will only enter into repurchase agreements in
rate. Repurchase agreements are often viewed as                      which the collateral is U.S. government securities.
equivalent to cash.

Restricted and illiquid securities: Restricted                       We may invest up to 10% of net assets in illiquid
securities are privately placed securities whose resale              securities. For this Series, the 10% limit includes
is restricted under securities law.                                  restricted securities such as privately placed
                                                                     securities that are eligible for resale only among
Illiquid securities are securities that do not have a                certain institutional buyers without registration,
ready market, and cannot be easily sold within seven                 which are commonly known as Rule 144A Securities, and
days at approximately the price that a series has                    repurchase agreements with maturities of over seven days.
valued them.

---------------------------------------------------------------------------------------------------------------------------------

The Series is permitted to invest in all available types of equity securities including preferred stock, rights and warrants and convertible securities. It may also invest in fixed-income securities and enter into options transactions for defensive purposes. It may invest in Global and European Depositary Receipts and directly in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Large Cap Value Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    How we strive to manage them
                       Risks                                                    Delaware VIP Large Cap Value Series
---------------------------------------------------------------------------------------------------------------------------------

Market risk: The risk that all or a majority of the                  We maintain a long-term investment approach and focus
securities in a certain market-like the stock or bond                on stocks we believe can appreciate over an extended
market--will decline in value because of factors such                time frame regardless of interim market fluctuations.
as economic conditions, future expectations or                       We do not try to predict overall stock market movements
investor confidence.                                                 and generally do not trade for short-term purposes.

Industry and security risk: The risk that the value of               We limit the amount of the Series' assets invested in
securities in a particular industry or the value of an               any one industry and in any individual security. We
individual stock or bond will decline because of                     also follow a rigorous selection process designed to
changing expectations for the performance of that                    identify undervalued securities before choosing
industry or for the individual company issuing the                   securities for the portfolio.
stock or bond.

Foreign risk: The risk that foreign securities may be                We typically invest only a small portion of the Series'
adversely affected by political instability (including               portfolio in foreign corporations through American
governmental seizures or nationalization of assets),                 Depositary Receipts. We do not presently intend to
changes in currency exchange rates, foreign economic                 invest directly in foreign securities. When we do
conditions or lax regulatory and accounting standards.               purchase ADRs, they are generally denominated in U.S.
Foreign markets may also be less efficient, less                     dollars and traded on a U.S. exchange.
liquid, have greater price volatility, less regulation
and higher transaction costs than U.S. markets.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "euro."
The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

Liquidity risk: The possibility that securities cannot               We limit exposure to illiquid securities.
be readily sold within seven days at approximately the
price that a series values them.
---------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

Portfolio managers

D. Tysen Nutt, Jr., Jordan L. Irving, Anthony A. Lombardi and Robert A Vogel, Jr. have primary responsibility for making day-to-day investment decisions for the Delaware VIP Large Cap Value Series. Mr. Nutt, Mr. Irving, Mr. Lombardi and Mr. Vogel have been on the Series' investment management team since 2004.

D. Tysen Nutt, Jr., Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Nutt graduated from Dartmouth College with a BA. Mr. Nutt began his investment career in 1983 at Dean Witter Reynolds where he advanced to Vice President, Investments. In 1988, he joined investment advisor Van Deventer & Hoch (V&H), where he managed large cap value portfolios for institutions and private clients. As a Senior Vice President at V&H, he was a member of the firm's Management Committee. In 1994, Mr. Nutt moved to the U.S. Active Large Cap Value Team within Merrill Lynch Investment Managers
(MLIM). He managed mutual funds and separate accounts for institutions and private clients; he departed MLIM as a Managing Director. In 2004, Mr. Nutt joined Delaware Investments as a Senior Vice President, Senior Portfolio Manager. He is a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

Jordan L. Irving, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Irving graduated from Yale University with a BA in American Studies and earned a Special Diploma in Social Studies at Oxford University the following year. In 1998, he joined the U.S. Active Large Cap Value Team within Merrill Lynch Investment Managers (MLIM) and became a Portfolio Manager in 2000. He managed mutual funds and separate accounts for institutions and private clients; he departed MLIM as a Vice President. In 2004, Mr. Jordan joined Delaware Investments as Vice President, Senior Portfolio Manager. While working for MLIM, Mr. Irving competed for The United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

Anthony A. Lombardi, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Lombardi graduated from Hofstra University with a BBA and MBA in Finance. Mr. Lombardi started his financial services career as an Investment Analyst with Crossland Savings, FSB, Brooklyn, NY in 1989. He joined Dean Witter Reynolds, Inc. as a Research Assistant in 1990 and rose to the position of Vice President, Research Analyst. In 1998, he joined the U.S. Active Large Cap Value Team within Merrill Lynch Investment Managers
(MLIM) and became a Portfolio Manager in 2000; he departed MLIM as a Director. In 2004, Mr. Lombardi joined Delaware Investments as a Vice President, Senior Portfolio Manager. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

Robert A. Vogel, Jr., Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Vogel graduated from Loyola College in Maryland earning both his BBA and MS in Finance. He earned his MBA with a concentration in Finance at the Wharton School of Business at the University of Pennsylvania. Mr. Vogel started his financial services career as a Financial Consultant with Merrill Lynch in 1992. In 1997, He joined Merrill Lynch Investment Managers (MLIM) and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 1998. He managed mutual funds and separate accounts for institutions and private clients; he departed MLIM as a Director. In 2004, Mr. Vogel joined Delaware Investments as Vice President, Senior Portfolio Manager. Mr. Vogel is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio manager Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio manager" for information about the portfolio manager of the Series.

Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

     ---------------------------------------------------------------------
                                                          Standard Class*
     ---------------------------------------------------------------------
     Commission (%)                                                     -

     Fee to Dealer                                                  0.25%

*Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends, if any, are paid annually. Capital gain distributions, if any, normally will be made following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains (unless you tell us otherwise).

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Large Cap Value Series
-----------------------------------------------------------------------------------------------------------------------
                                                                                                       Year ended 12/31
Standard Class                                                   2003        2002         2001        2000         1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 13.000    $ 16.210     $ 16.910    $ 17.020     $ 19.420

Income (loss) from investment operations:

Net investment income(1)                                        0.265       0.235        0.217       0.268        0.323

Net realized and unrealized gain (loss) on investments          3.337      (3.215)      (0.886)      1.329       (0.882)
                                                             --------    --------     --------    --------     --------

Total from investment operations                                3.602      (2.980)      (0.669)      1.597       (0.559)
                                                             --------    --------     --------    --------     --------

Less dividends and distributions from:

Net investment income                                          (0.272)     (0.230)      (0.031)     (0.275)      (0.361)

Net realized gain on investments                                    -           -            -      (1.432)      (1.480)
                                                             --------    --------     --------    --------     --------

Total dividends and distributions                              (0.272)     (0.230)      (0.031)     (1.707)      (1.841)
                                                             --------    --------     --------    --------     --------

Net asset value, end of period                               $ 16.330    $ 13.000     $ 16.210    $ 16.910     $ 17.020
                                                             ========    ========     ========    ========     ========

Total return(2)                                                28.29%     (18.68%)      (3.89%)     11.33%       (2.98%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                      $302,266    $240,752     $355,015    $440,442     $501,928

Ratio of expenses to average net assets                         0.70%       0.70%        0.68%       0.68%        0.71%

Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly              0.75%       0.75%        0.73%       0.68%        0.71%

Ratio of net investment income to average net assets            1.88%       1.61%        1.34%       1.75%        1.75%

Ration of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly     1.83%       1.56%        1.29%       1.75%        1.75%

Portfolio turnover                                                79%        100%         102%         80%          92%
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(1) The average shares outstanding method has been applied for per share information for the years ended December 31, 2003, 2002, 2001 and 2000.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP LARGE CAP VALUE SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.




Investment Company Act File No. 811-5162

Delaware Series Symbol                                    CUSIP
                                                          -----

Delaware VIP Large Cap Value Series
(Standard Class)                                        246493746


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

                               DELAWARE VIP TRUST

                            Delaware VIP REIT Series
                                 Standard Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus


                                 April 30, 2004


This Prospectus offers the Delaware VIP REIT Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS
..................................................................
Overview                                                   page 2
Delaware VIP REIT Series                                        2
..................................................................
How we manage the Series                                   page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Series                            9
Investment manager                                             12
Portfolio manager                                              12
Who's who?                                                     13
..................................................................
Important information about the Series                    page 14
Share classes                                                  14
Salesperson and life company compensation                      14
Purchase and redemption of shares                              14
Valuation of shares                                            14
Dividends, distributions and taxes                             15
Certain management considerations                              15
..................................................................
Financial highlights                                      page 16

OVERVIEW: DELAWARE VIP REIT SERIES

What are the Series' goals? Delaware VIP REIT Series seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Series will strive to achieve its goals, there is no assurance that it will.


What are the Series' main investment strategies? Delaware VIP REIT Series invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITs) (the "80% policy").


In managing the Delaware VIP REIT Series, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for management teams that:


   o retain a substantial portion of the properties' cash flow;

   o effectively use capital to expand;

   o have a strong ability to raise rents; and

   o can create a franchise value for the REIT.


What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment will increase and decrease according to changes in the value of the securities held by the Series' portfolio.

Because we concentrate our investments in the real estate industry, the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Series holds real estate directly as a result of defaults or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. The Series is also affected by interest rate changes, particularly if the REITs we hold use floating rate debt to finance their ongoing operations.


Delaware VIP REIT Series is considered "non-diversified" under federal laws and rules that regulate mutual funds. That means the Series may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.

For a more complete discussion of risk, please turn to "The risks of investing in the Series."


The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series


   o Investors seeking a high level of total return.

   o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.

   o Investors looking to diversify their equity holdings by adding exposure to the real estate markets.


Who should not invest in the Series


   o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.

   o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.


How has the Series performed?


This bar chart and table can help you evaluate the risks of investing in the Delaware VIP REIT Series Standard Class. We show returns for the past five calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


Year-by-year total return (Delaware VIP REIT Series Standard Class)


             -2.61%      31.33%       8.79%       4.52%      34.02%
             -------------------------------------------------------
              1999        2000        2001        2002        2003



During the periods illustrated in this bar chart, the Class' highest quarterly return was 12.98% for the quarter ended June 2000 and its lowest quarterly return was -8.59% for the quarter ended September 2002.

Average annual returns for periods ending 12/31/03

                                             Delaware VIP
                                             REIT Series         NAREIT Equity
                                            Standard Class        REIT Index
--------------------------------------------------------------------------------
  1 year                                        34.02%              37.13%

  5 years                                       14.28%              14.35%

  Lifetime (Inception 5/4/98)                   10.63%               9.80%
                                                                  (for period
                                                                6/1/98-12/31/03)

The Series' returns are compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. The performance of the index is calculated beginning as of the first month-end after the Series' inception if the Series' inception was not a month-end.

What are the Series' fees and expenses?(1)
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You do not pay sales charges directly from your                   Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                       purchases as a percentage of offering price               none
Standard Class.
                                                                  Maximum contingent deferred sales charge (load)
                                                                     as a percentage of original purchase price or
                                                                     redemption price, whichever is lower                      none

                                                                  Maximum sales charge (load) imposed on
                                                                     reinvested dividends                                      none

                                                                  Redemption fees                                              none

                                                                  Exchange fees                                                none
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Annual Series operating expenses are deducted                     Management fees                                             0.75%
from the Series' assets.
                                                                  Distribution and service (12b-1) fees                        none

                                                                  Other expenses                                              0.11%

                                                                  Total operating expenses                                    0.86%

                                                                  Fee waivers and payments(2,3)                                none

                                                                  Net expenses                                                0.86%
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This example is intended to help you compare the                  1 year                                                        $88
cost of investing in the Series to the cost of investing
in other mutual funds with similar investment                     3 years                                                      $274
objectives. We show the cumulative amount of Series
expenses on a hypothetical investment of $10,000                  5 years                                                      $477
with an annual 5% return over the time shown.(3)
This is an example only, and does not represent future            10 years                                                   $1,061
expenses, which may be greater or less than those
shown here.


(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.95% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP REIT Series strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of REITs. The Series may also invest in equity securities of real estate industry operating companies, known as REOCs.

While we do not intend to invest the Series' assets directly in real estate, under certain circumstances it could own real estate directly as a result of a default on securities in the portfolio. If the Series has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Series' ability to retain its tax status as a regulated investment company.

We do not normally acquire securities for short-term purposes; however, we may take advantage of short-term opportunities that are consistent with the Series' investment objectives.

Delaware VIP REIT Series uses the same investment strategy as Delaware REIT Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

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                                                                                    How we use them
                         Securities                                             Delaware VIP REIT Series
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Real estate investment trusts: A company, usually traded              We may invest without limit in shares of REITs.
publicly, that manages a portfolio of real estate to earn
profits for shareholders.

REITs are generally classified as equity REITs, mortgage
REITs or a combination of equity and mortgage REITs. Equity
REITs invest the majority of their assets directly in real property, derive income primarily from the collection of rents and can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. By investing in REITs indirectly through the Series, a shareholder bears a proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.

Real estate industry operating companies: We consider a REOC          We may invest in equity securities of REOCs that meet the
to be a company that derives at least 50% of its gross                criteria described to the left.
revenues or net profits from:

   o ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or

   o products or services related to the real estate industry, such as building supplies or mortgage servicing.

Foreign securities and American Depositary Receipts (ADRs):           The Series' investments may from time to time include
Securities of foreign entities issued directly or, in the             sponsored or unsponsored American Depositary Receipts that
case of American Depositary Receipts (ADRs), through a U.S.           are actively traded in the United States.
bank. ADRs represent the bank's holdings of a stated number
of shares of a foreign corporation. An ADR entitles the               We may invest up to 10% of the Series' total assets in
holder to all dividends and capital gains earned by the               foreign securities (not including ADRs).
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.
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                                                                                    How we use them
                         Securities                                             Delaware VIP REIT Series
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Options and futures: Options represent a right to buy or              If we have stocks that appreciated in price, we may want to
sell a security or group of securities at an agreed upon              protect those gains when we anticipate adverse conditions.
price at a future date. The purchaser of an option may or             We might use options or futures to neutralize the effect of
may not choose to go through with the transaction.                    any price declines, without selling the security. We might also use options or future to gain exposure to a particular
Writing a covered call option on a security obligates the             market segment without purchasing individual securities in
owner of the security to sell it at an agreed upon price on           that segment. We might use this approach if we had excess
an agreed upon date (usually no more than nine months in the          cash that we wanted to invest quickly.
future.) The owner of the security receives a premium payment
from the purchaser of the call, but if the security appreciates       We might use covered call options if we believe that doing
to a price greater than the agreed upon selling price, the            so would help the Series to meet its investment objectives.
Series would lose out on those gains.

Futures contracts are agreements for the purchase or sale of          Use of these strategies can increase the operating costs of
securities at a specified price, on a specified date. Unlike          the Series and can lead to loss of principal.
an option, a futures contract must be executed unless it is
sold before the settlement date.

Options and futures are generally considered to be derivative securities.

Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for our cash position. In order to enter into
agrees to buy the securities back within a specified time at          repurchase agreements, the Series must have collateral of
the same price the buyer paid for them, plus an amount equal          102% of the repurchase price. Except when we believe a
to an agreed upon interest rate. Repurchase agreements are            temporary defensive approach is appropriate, the Series will
often viewed as equivalent to cash.                                   not hold more than 5% of its total assets in cash or other short-term investments. All short-term investments will be rated AAA by S&P or Aaa by Moody's or if unrated, be of
                                                                      comparable quality, based on our evaluation. The Series will only enter into repurchase agreements in which the
                                                                      collateral is U.S. government securities.

Restricted securities: Privately placed securities whose              We may invest in privately placed securities, including
resale is restricted under securities law.                            those that are eligible for resale only among certain
                                                                      institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                      are determined to be illiquid may not exceed the Series' 15%
                                                                      limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready              We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at                securities, including repurchase agreements with maturities
approximately the price that the Series has valued them.              of over seven days.
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The Series may also invest in other securities including convertible securities and enhanced convertible securities, as well as rights and warrants to purchase common stock, preferred stocks, mortgage-backed securities, U.S. government securities and zero coupon bonds. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Series being unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objectives.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP REIT Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


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                                                                                  How we strive to manage them
                           Risks                                                    Delaware VIP REIT Series
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Market risk: The risk that all or a majority of the                   We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                securities we believe can appreciate over an extended time
market--will decline in value because of factors                      frame regardless of interim market fluctuations. We do not
such as economic conditions, future expectations or                   try to predict overall market movements and generally do not
investor confidence.                                                  trade for short-term purposes.

Industry and security risk: The risk that the value of                In the Series we hold a number of different individual
securities in a particular industry or the value of an                securities, seeking to manage security risk. However, we do
individual stock or bond will decline because of changing             concentrate in the real estate industry. As a consequence,
expectations for the performance of that industry or for the          the share price of the Series may fluctuate in response to
individual company issuing the stock or bond.                         factors affecting that industry, and may fluctuate more
                                                                      widely than a portfolio that invests in a broader range of industries. The Series may be more susceptible to any single economic, political or regulatory occurrence affecting the real estate industry.

Interest rate risk: The risk that securities will decrease            The Series is subject to interest rate risk. If the Series
in value if interest rates rise and conversely rise in value          invests in real estate investment trusts that hold fixed
when interest rates fall.                                             rate obligations, we would expect the value of those trusts to decrease if interest rates rise and increase if interest rates decline. However, lower interest rates also tend to
                                                                      increase the chances that a bond will be refinanced, which can hurt the returns of REITs that hold fixed rate
                                                                      obligations. We strive to manage this risk by monitoring
                                                                      interest rates and evaluating their potential impact on
                                                                      securities already in the portfolio or those we are
                                                                      considering for purchase.
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                                                                                  How we strive to manage them
                           Risks                                                    Delaware VIP REIT Series
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Real estate industry risks include among others:                      Since the Series invests principally in REITs, it is subject to the risks associated with the real estate industry. We
   o possible declines in the value of real estate:                   will strive to manage these risks through careful selection of individual REIT securities; however, investors should
   o risks related to economic conditions;                            carefully consider these risks before investing in
                                                                      the Series.
   o possible shortage of mortgage funds;

   o overbuilding and extended vacancies;

   o increased competition;

   o changes in property taxes, operating expenses or zoning laws;

   o costs of environmental clean-up, or damages from natural disasters;

   o limitations or fluctuations in rent payments;

   o cash flow fluctuations; and

   o defaults by borrowers.

REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue
Code and/or failing to qualify for an exemption from registration as an investment company under the Investment
Company Act of 1940.

Non-diversified funds risk: The risk that investment                  The Series is a non-diversified fund and subject to this
companies have the flexibility to invest as much as 50% of            risk. Nevertheless, we typically hold securities from a
their assets in as few as two issuers with no single issuer           variety of different issuers, representing different sectors
accounting for more than 25% of the portfolio. The remaining          of the real estate industry. We also perform extensive
50% of the portfolio must be diversified so that no more              analysis on all securities. We are particularly diligent in
than 5% of a series' assets is invested in the securities of          reviewing securities that represent a larger percentage of
a single issuer. Because a non-diversified fund may invest            portfolio assets.
its assets in fewer issuers, the value of series shares may
increase or decrease more rapidly than if the series were
fully diversified.
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                                                                                  How we strive to manage them
                           Risks                                                    Delaware VIP REIT Series
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Foreign risk: The risk that foreign securities may be                 We may invest up to 10% of the Series' total assets in
adversely affected by political instability (including                foreign securities; however we typically invest only a small
governmental seizures or nationalization of assets), changes          portion of assets in foreign securities, so this is not
in currency exchange rates, foreign economic conditions or            expected to be a major risk to the Series.
lax regulatory and accounting standards. Foreign markets may also be less efficient, less liquid, have greater price
volatility, less regulation and higher transaction costs
than U.S. markets.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

Liquidity risk: The possibility that securities cannot be             We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series has valued them.

Futures and options risk: The possibility that a series may           The Series may use futures contracts and options on futures
experience a loss if it employs an options or futures                 contracts, as well as options on securities for hedging
strategy related to a security or a market index and that             purposes. We limit the amount of the Series' assets that may
security or index moves in the opposite direction from what           be committed to these strategies.
the manager anticipated. Futures and options also involve
additional expenses, which could reduce any benefit or
increase any loss that the series gains from using
the strategy.

Options and futures contracts on foreign currencies, and
forward contracts, entail particular risks related to
conditions affecting the underlying currency.
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Investment manager

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, Delaware Management Company was paid 0.75% of average daily net assets for the last fiscal year.


Portfolio manager

Damon J. Andres has primary responsibility for making day-to-day investment decisions for the Delaware VIP REIT Series. Mr. Andres has been managing the Series' since 1998.

Damon J. Andres, Vice President/Senior Portfolio Manager, earned a BS in Business Administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.


Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.


Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.


Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.


Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055


Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.


Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.


                     --------------------------------------
                                            Standard Class*
                     --------------------------------------
                     Commission (%)                       -

                     Fee to Dealer                    0.25%
                     --------------------------------------

*Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.


Purchase and redemption of shares


Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.


Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP REIT Series
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                                                                                                                 Year ended 12/31
Standard Class                                                              2003        2002         2001        2000        1999
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Net asset value, beginning of period                                     $11.730     $11.700      $11.020      $8.670       $9.100

Income (loss) from investment operations:

Net investment income(1)                                                   0.586       0.534        0.571       0.532        0.334

Net realized and unrealized gain (loss) on investments                     3.271       0.010        0.361       2.100       (0.574)
                                                                         -------     -------      -------     -------       ------

Total from investment operations                                           3.857       0.544        0.932       2.632       (0.240)
                                                                         -------     -------      -------     -------       ------

Less dividends and distributions from:

Net investment income                                                     (0.342)     (0.317)      (0.209)     (0.282)      (0.190)

Net realized gain on investments                                          (0.105)     (0.197)      (0.043)         --           --
                                                                         -------     -------      -------     -------       ------

Total dividends and distributions                                         (0.447)     (0.514)      (0.252)     (0.282)      (0.190)
                                                                         -------     -------      -------     -------       ------

Net asset value, end of period                                           $15.140     $11.730      $11.700     $11.020       $8.670
                                                                         =======     =======      =======     =======       ======

Total return(2)                                                           34.02%       4.52%        8.79%      31.33%       (2.61%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                 $359,958    $225,826      $99,787     $57,664      $11,624

Ratio of expenses to average net assets                                    0.86%       0.84%        0.85%       0.85%        0.85%

Ratio of expenses to average net assets prior to expense limitation
   and expenses paid indirectly                                            0.86%       0.84%        0.89%       1.03%        0.96%

Ratio of net investment income to average net assets                       4.51%       4.52%        5.16%       5.63%        5.65%

Ratio of net investment income to average net assets prior to
   expense limitation and expenses paid indirectly                         4.51%       4.52%        5.12%       5.45%        5.54%

Portfolio turnover                                                           37%         53%          56%         31%          33%
------------------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information for the years ended December 31, 2003, 2002, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP REIT SERIES


Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


Investment Company Act File No. 811-5162

Delaware Series Symbol                                    CUSIP
                                                          -----
Delaware VIP REIT Series
(Standard Class)                                        246493720


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                       Delaware VIP Select Growth Series
                                 Standard Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus


                                 April 30, 2004


This Prospectus offers the Delaware VIP Select Growth Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


Table of contents
..................................................................
Overview                                                   page 2
Delaware VIP Select Growth Series                               2
..................................................................
How we manage the Series                                   page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Series                            7
Investment manager                                              8
Portfolio managers                                              8
Who's who?                                                      9
..................................................................
Important information about the Series                    page 10
Share classes                                                  10
Salesperson and life company compensation                      10
Purchase and redemption of shares                              10
Valuation of shares                                            10
Dividends, distributions and taxes                             11
Certain management considerations                              11
..................................................................
Financial highlights                                      page 12

OVERVIEW: DELAWARE VIP SELECT GROWTH SERIES

What is the Series' goal? Delaware VIP Select Growth Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in common stocks of companies that we believe have the potential for high earnings growth based on our analysis of their historic or projected earnings growth rate, price to earnings ratio and cash flows. We consider companies of any size larger than $300 million in market capitalization. We look for companies that are undervalued, but still have the potential for high earnings growth.


What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. The Series may be subject to greater investment risk than assumed by other funds because the companies the Series invests in, especially those that are smaller or newer, are subject to greater changes in earnings and business prospects than companies with more established earnings patterns. For a more complete discussion of risk, please turn to "The risks of investing in the Series."


An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series


  o Investors with long-term financial goals.

  o Investors seeking an investment primarily in common stocks.

  o Investors seeking exposure to capital appreciation opportunities across a broad range of industry sectors and company sizes.


Who should not invest in the Series


  o Investors with short-term financial goals.

  o Investors whose primary goal is current income.

  o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.


How has the Series performed?


This bar chart and table can help you evaluate the risks of investing in the Delaware VIP Select Growth Series Standard Class. We show the returns for the past four calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary and contractual expense caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


Year-by-year total return (Delaware VIP Select Growth Series Standard Class)


         -22.46%        -23.78%        -32.53%         39.46%
--------------------------------------------------------------------------------
           2000           2001           2002           2003

During the periods illustrated in this bar chart, the Class' highest quarterly return was 22.86% for the quarter ended June 2003 and its lowest quarterly return was -27.69% for the quarter ended December 2000.

Average annual returns for periods ending 12/31/03

                                           Delaware VIP
                                       Select Growth Series           S&P 500          Russell 3000
                                          Standard Class               Index           Growth Index
-------------------------------------------------------------------------------------------------------
1 year                                        39.46%                   28.67%              30.97%

Lifetime (Inception 5/3/99)                   -4.80%                   -1.97%              -5.82%
                                                                    (for period         (for period
                                                                 6/1/99 - 12/31/03)  6/1/99 - 12/31/03)

The Series' returns are compared to the performance of the S&P 500 Index and the Russell 3000 Growth Index. Although the Series had been benchmarked previously against the S&P 500 Index, we have determined that it would be more appropriate to use the Russell 3000 Growth Index going forward. You should remember that unlike the Series, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. The performance of the index is calculated beginning as of the first month-end after the Series' inception if the Series' inception was not a month-end.

What are the Series' fees and expenses?(1)
-----------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your                   Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                       purchases as a percentage of offering price               none
Standard Class.
                                                                  Maximum contingent deferred sales charge (load)
                                                                     as a percentage of original purchase price or
                                                                     redemption price, whichever is lower                      none

                                                                  Maximum sales charge (load) imposed on
                                                                     reinvested dividends                                      none

                                                                  Redemption fees                                              none

                                                                  Exchange fees                                                none
-----------------------------------------------------------------------------------------------------------------------------------

Annual Series operating expenses are deducted                     Management fees                                             0.75%
from the Series' assets.
                                                                  Distribution and service (12b-1) fees                        none

                                                                  Other expenses                                              0.08%

                                                                  Total operating expenses                                    0.83%

                                                                  Fee waivers and payments(2,3)                              none

                                                                  Net expenses                                                0.83%
-----------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the                  1 year                                                        $85
cost of investing in the Series to the cost of investing
in other mutual funds with similar investment                     3 years                                                      $265
objectives. We show the cumulative amount of Series
expenses on a hypothetical investment of $10,000                  5 years                                                      $460
with an annual 5% return over the time shown.(3) This
is an example only, and does not represent future                 10 years                                                   $1,025
expenses, which may be greater or less than those
shown here.


(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.90% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP Select Growth Series strives to identify companies that offer the potential for long-term capital appreciation because they are likely to experience high earnings growth. The companies we choose for the portfolio will typically exhibit one or more of the following characteristics:


  o  a history of high growth in earnings-per-share;

  o  projections for high future growth or acceleration in earnings-per-share;

  o  a price-to-earnings ratio that is low relative to other stocks; and

  o  discounted cash flows that are high relative to other stocks.


Once we identify stocks that have these characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high the company's return on equity is, how much of the company's profits are reinvested into the company to fuel additional growth, and how strictly the company's financial and accounting policies are maintained.

Analyzing these various characteristics provides insight into the outlook for the company, and helps us identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We seek a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

Delaware VIP Select Growth Series uses the same investment strategy as Delaware Select Growth Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

----------------------------------------------------------------------------------------------------------------
                                                                           How we use them
                  Securities                                        Delaware VIP Select Growth Series
----------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of           We invest at least 65% of the Series' total assets
ownership in a corporation. Stockholders                     in equity securities (including common stocks and
participate in the corporation's profits and                 convertible securities). Generally, however, we
losses, proportionate to the number of shares                invest 90% to 100% of net assets in common stock.
they own.                                                    We may invest in companies of any size greater
                                                             than $300 million in market capitalization.

Repurchase agreements: An agreement between a                Typically, we use repurchase agreements as a
buyer, such as the Series, and a seller of                   short-term investment for the Series' cash
securities in which the seller agrees to buy the             position. In order to enter into these repurchase
securities back within a specified time at the               agreements, the Series must have collateral of
same price the buyer paid for them, plus an amount           102% of the repurchase price. The Series will only
equal to an agreed upon interest rate. Repurchase            enter into repurchase agreements in which the
agreements are often viewed as equivalent to cash.           collateral is U.S. government securities.

Restricted securities: Privately placed securities           We may invest in privately placed securities,
whose resale is restricted under securities law.             including those that are eligible for resale only
                                                             among certain institutional buyers without
                                                             registration which are commonly known as Rule 144A
                                                             Securities. Restricted securities that are
                                                             determined to be illiquid may not exceed the
                                                             Series' 15% limit on illiquid securities, which is
                                                             described below.

Illiquid securities: Securities that do not have a           We may invest up to 15% of net assets in illiquid
ready market, and cannot be easily sold within               securities, including repurchase agreements with
seven days at approximately the price that a                 maturities of over seven days.
series has valued them.
----------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including preferred stocks, warrants, rights, futures, options, debt securities of government or corporate issuers or investment company securities. Delaware VIP Select Growth Series may invest up to 10% of its net assets in foreign securities (including American Depositary Receipts); however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not purchase new securities if borrowing exceeds 5% of net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold all of its assets in high quality fixed-income securities, cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.


Portfolio turnover We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced all of the securities valued at 100% of its net assets within one year, if for example the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Select Growth Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


----------------------------------------------------------------------------------------------------------------
                                                                         How we strive to manage them
                     Risks                                            Delaware VIP Select Growth Series
----------------------------------------------------------------------------------------------------------------
Market risk: The risk that all or a majority of              We maintain a long-term investment approach and
the securities in a certain market--like the stock           focus on stocks we believe can appreciate over an
or bond market--will decline in value because of             extended time frame regardless of interim market
factors such as economic conditions, future                  fluctuations. We do not try to predict overall
expectations or investor confidence.                         stock market movements and though we may hold
                                                             securities for any amount of time, we typically do
                                                             not trade for short-term purposes.

Industry and security risk: The risk that the                We limit the amount of the Series' assets invested
value of securities in a particular industry or              in any one industry and in any individual
the value of an individual stock or bond will                security. We also follow a rigorous selection
decline because of changing expectations for the             process before choosing securities and
performance of that industry or for the individual           continuously monitor them while they remain in
company issuing the stock.                                   the portfolio.

Company size risk: The risk that prices of small             The Series seeks opportunities among companies of
and medium-size companies may be more volatile               all sizes. Because its portfolio does not
than larger companies because of limited financial           concentrate specifically on small or medium-size
resources or dependence on narrow product lines.             companies, this risk may be balanced by our
                                                             holdings of large companies.

Interest rate risk: The risk that securities will            We analyze each company's financial situation and
decrease in value if interest rates rise. The risk           its cash flow to determine the company's ability
is generally associated with bonds; however,                 to finance future expansion and operations. The
because small and medium-size companies often                potential affect that rising interest rates might
borrow money to finance their operations, they may           have on a stock is taken into consideration before
be adversely affected by rising interest rates.              the stock is purchased.

Liquidity risk: The possibility that securities              We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that a series values them.
----------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers

Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the Delaware VIP Select Growth Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe, Matthew Todorow and Lori
P. Wachs.

Gerald S. Frey, Managing Director/Chief Investment Officer, Growth Investing, has 25 years of experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since its inception.

Marshall T. Bassett, Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Senior Vice President/Senior Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.


Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid- and large- capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at PriceWaterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. He has been co-managing the equity portion of the Series since November 2001.


Matthew Todorow, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group; prior to that, he held positions at Keeton
Capital Management.


Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental Studies.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.


Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.


Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.


Distributor Delaware Distributors, L.P., One Commerce Square, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.


Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055


Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.


Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

     -------------------------------------------------------------------
                                                       Standard Class*
     -------------------------------------------------------------------
     Commission (%)                                                  -

     Fee to Dealer                                               0.25%

*Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.


Purchase and redemption of shares


Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.


Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

Financial highlights


The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Select Growth Series
-----------------------------------------------------------------------------------------------------------------------
                                                                                          Year ended 12/31     5/3/99(1)
Standard Class                                                   2003        2002         2001        2000  to 12/31/99
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $5.600      $8.300      $10.890     $14.300      $10.000

Income (loss) from investment operations:

Net investment income (loss)(2)                                (0.016)     (0.024)      (0.019)     (0.040)       0.011

Net realized and unrealized gain (loss) on investments          2.226      (2.676)      (2.571)     (3.078)       4.289
                                                              -------     -------      -------     -------      -------

Total from investment operations                                2.210      (2.700)      (2.590)     (3.118)       4.300
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:

Net investment income                                               -           -            -      (0.007)           -

Net realized gain on investments                                    -           -            -      (0.285)           -
                                                              -------     -------      -------     -------      -------

Total dividends and distributions                                   -           -            -      (0.292)           -
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                 $7.810      $5.600      $ 8.300     $10.890      $14.300
                                                              =======     =======      =======     =======      =======

Total return(3)                                                39.46%     (32.53%)     (23.78%)    (22.46%)      42.90%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                       $23,089     $27,056      $55,104     $80,443      $53,529

Ratio of expenses to average net assets                         0.83%       0.86%        0.85%       0.82%        0.80%

Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly              0.83%       0.86%        0.88%       0.89%        0.81%

Ratio of net investment income (loss) to average net assets    (0.24%)     (0.35%)      (0.22%)     (0.30%)       0.32%

Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly    (0.24%)     (0.35%)      (0.25%)     (0.37%)       0.29%

Portfolio turnover                                                72%        106%         135%        158%         174%
-----------------------------------------------------------------------------------------------------------------------


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the years ended December 31, 2003, 2002, 2001 and 2000.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP SELECT GROWTH SERIES


Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at One Commerce Square, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


Investment Company Act File No. 811-5162

Delaware Series Symbol                                      CUSIP
                                                            -----

Delaware VIP Select Growth Series
(Standard Class)                                        246493696





Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                      Delaware VIP Small Cap Value Series
                                 Standard Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus


                                 April 30, 2004


This Prospectus offers the Delaware VIP Small Cap Value Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


Table of contents
..................................................................
Overview                                                   page 2
Delaware VIP Small Cap Value Series                             2
..................................................................
How we manage the Series                                   page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Series                            7
Investment manager                                              8
Portfolio manager                                               8
Who's who?                                                      9
..................................................................
Important information about the Series                    page 10
Share classes                                                  10
Salesperson and life company compensation                      10
Purchase and redemption of shares                              10
Valuation of shares                                            10
Dividends, distributions and taxes                             11
Certain management considerations                              11
..................................................................
Financial highlights                                      page 12

OVERVIEW: DELAWARE VIP SMALL CAP VALUE SERIES

What is the Series' goal? Delaware VIP Small Cap Value Series seeks capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.


What are the Series' main investment strategies? Under normal circumstances, at least 80% of the Series' net assets will be in investments of small capitalization companies (the "80% policy"). The Series currently defines small-cap companies as those having a market capitalization generally less than $2.0 billion at the time of purchase. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry, and any anticipated changes within the company, which might suggest a more favorable outlook going forward.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that the Series invests in may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in the Series."


The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series


  o Investors with long-term financial goals.

  o Investors seeking an investment primarily in common stocks.

  o Investors seeking exposure to the capital appreciation opportunities of small companies.


Who should not invest in the Series


  o Investors with short-term financial goals.

  o Investors whose primary goal is current income.

  o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.


How has the Series performed?


This bar chart and table can help you evaluate the risks of investing in the Delaware VIP Small Cap Value Series Standard Class. We show returns for the past ten calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary and contractual expense caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


Year-by-year total return (Delaware VIP Small Cap Value Series Standard Class)


0.78%    23.85%    22.55%    32.91%    -4.79%    -4.86%    18.18%    11.84%    -5.60%    41.98%
-----------------------------------------------------------------------------------------------
 1994      1995      1996      1997      1998      1999      2000      2001      2002      2003

During the periods illustrated in this bar chart, the Class' highest quarterly return was 19.76% for the quarter ended June 2003 and its lowest quarterly return was -16.36% for the quarter ended September 2002.

Average annual returns for periods ending 12/31/03

                                      Delaware VIP
                                 Small Cap Value Series          Russell 2000
                                     Standard Class               Value Index
--------------------------------------------------------------------------------
1 year                                   41.98%                     46.03%

5 years                                  11.00%                     12.28%

10 years                                 12.55%                     12.70%


The Series' returns are compared to the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Series' fees and expenses?(1)
-----------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your             Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                 purchases as a percentage of offering price               none
Standard Class.
                                                            Maximum contingent deferred sales charge (load)
                                                               as a percentage of original purchase price or
                                                               redemption price, whichever is lower                      none

                                                            Maximum sales charge (load) imposed on
                                                               reinvested dividends                                      none

                                                               Redemption fees                                           none

                                                               Exchange fees                                             none
-----------------------------------------------------------------------------------------------------------------------------

Annual Series operating expenses are deducted                  Management fees                                          0.75%
from the Series' assets.
                                                               Distribution and service (12b-1) fees                     none

                                                               Other expenses                                           0.11%

                                                               Total operating expenses                                 0.86%

                                                               Fee waivers and payments(2,3)                             none

                                                               Net expenses                                             0.86%
-----------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the            1 year                                                        $88
cost of investing in the Series to the cost of investing
in other mutual funds with similar investment               3 years                                                      $274
objectives. We show the cumulative amount of Series
expenses on a hypothetical investment of $10,000            5 years                                                      $477
with an annual 5% return over the time shown.(3)
This is an example only, and does not represent future      10 years                                                   $1,061
expenses, which may be greater or less than those
shown here.



(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.95% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP Small Cap Value Series strives to identify small companies that we believe offer above-average opportunities for long-term price appreciation because their current stock price does not appear to accurately reflect the companies' underlying value or future earning potential.

Under normal circumstances, at least 80% of the Series' net assets will be invested in investments of small cap companies, those having a market capitalization generally less than $2 billion at the time of purchase. Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profits, book value or cash flow.

Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.

We will carefully evaluate the financial strength of the company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks representing a wide array of industries.

Delaware VIP Small Cap Value Series uses the same investment strategy as Delaware Small Cap Value Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

-------------------------------------------------------------------------------------------------------------------------
                                                                                         How we use them
                   Securities                                                  Delaware VIP Small Cap Value Series
-------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares                       Under normal market conditions, we will hold at
of ownership in a corporation. Stockholders                           least 80% of the Series' net assets in common
participate in the corporation's profits and                          stocks of small companies that we believe are
losses, proportionate to the number of shares                         selling for less than their true value.
they own.                                                             Generally, we invest 90% to 100% of net assets
                                                                      in these stocks.

Real estate investment trusts: A company, usually                     The Series is permitted to invest in REITs and
traded publicly, that manages a portfolio of real                     would typically do so when this sector or
estate to earn profits for shareholders.                              companies within the sector appeared to offer
                                                                      opportunities for price appreciation.

Repurchase agreements: An agreement between a                         Typically, we use repurchase agreements as a
buyer, such as the Series, and a seller of                            short-term investment for the Series' cash
securities in which the seller agrees to buy the                      position. In order to enter into these repurchase
securities back within a specified time at the                        agreements, the Series must have collateral of
same price the buyer paid for them, plus an amount                    102% of the repurchase price. The Series will only
equal to an agreed upon interest rate. Repurchase                     enter into repurchase agreements in which the
agreements are often viewed as equivalent to cash.                    collateral is U.S. government securities.

Restricted securities: Privately placed securities                    We may invest in privately placed securities,
whose resale is restricted under securities law.                      including those that are eligible for resale only
                                                                      among certain institutional buyers without
                                                                      registration which are commonly known as Rule 144A
                                                                      Securities. Restricted securities that are
                                                                      determined to be illiquid may not exceed the
                                                                      Series' 10% limit on illiquid securities, which is
                                                                      described below.

Illiquid securities: Securities that do not have a                    We may invest up to 10% of net assets in illiquid
ready market, and cannot be easily sold within                        securities.
seven days at approximately the price that a
series has valued them.
-------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including convertible securities, warrants, preferred stocks, bonds and foreign securities. The Series may also enter into futures and options. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds rated A or above by a nationally recognized statistical ratings organization (NRSRO) and cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Small Cap Value Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-------------------------------------------------------------------------------------------------------------------------
                                                                                       How we strive to manage them
                           Risks                                                    Delaware VIP Small Cap Value Series
-------------------------------------------------------------------------------------------------------------------------
Market risk: The risk that all or a majority of                       We maintain a long-term investment approach and
the securities in a certain market--like the stock                    focus on stocks we believe can appreciate over an
or bond market--will decline in value because of                      extended time frame regardless of interim market
factors such as economic conditions, future                           fluctuations. We do not try to predict overall
expectations or investor confidence.                                  stock market movements and generally do not trade
                                                                      for short-term purposes.

Industry and security risk: The risk that the                         We limit the amount of the Series' assets invested
value of securities in a particular industry or                       in any one industry and in any individual
the value of an individual stock or bond will                         security. We also follow a rigorous selection
decline because of changing expectations for the                      process before choosing securities and
performance of that industry or for the individual                    continuously monitor them while they remain in
company issuing the stock.                                            the portfolio.

Small company risk: The risk that prices of                           The Series maintains a well-diversified portfolio,
smaller companies may be more volatile than larger                    selects stocks carefully and monitors them
companies because of limited financial resources                      continuously. And, because we focus on stocks that
or dependence on narrow product lines.                                are already selling at relatively low prices, we
                                                                      believe we may experience less price volatility
                                                                      than small cap funds that do not use a
                                                                      value-oriented strategy.

Interest rate risk: The risk that securities will                     We analyze each company's financial situation and
decrease in value if interest rates rise. The risk                    its cash flow to determine the company's ability
is generally associated with bonds; however,                          to finance future expansion and operations. The
because smaller companies often borrow money to                       potential effect that rising interest rates might
finance their operations, they may be adversely                       have on a stock is taken into consideration before
affected by rising interest rates.                                    the stock is purchased.

Liquidity risk: The possibility that securities                       We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that a series values them.
-------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio manager

Christopher S. Beck has primary responsibility for making day-to-day investment decisions for the Delaware VIP Small Cap Value Series.


Christopher S. Beck, Senior Vice President/Senior Portfolio Manager, has 21 years of investment experience, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. Mr. Beck holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has been managing the Series since May 1997.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.


Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.


Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio manager" for information about the portfolio manager of the Series.


Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.


Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055


Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian  JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.


Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

-----------------------------------------------------------------------
                                                      Standard Class*
-----------------------------------------------------------------------
Commission (%)                                                      -

Fee to Dealer                                                   0.25%

*Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.


Purchase and redemption of shares


Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.


Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Small Cap Value Series
------------------------------------------------------------------------------------------------------------------------
                                                                                                       Year ended 12/31
Standard Class                                                   2003        2002         2001        2000         1999
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $18.140     $19.530      $17.650     $15.360      $16.450

Income (loss) from investment operations:

Net investment income(1)                                        0.068       0.101        0.162       0.182        0.182

Net realized and unrealized gain (loss) on investments          7.513      (1.149)       1.899       2.524       (0.997)
                                                             --------    --------     --------    --------      -------

Total from investment operations                                7.581      (1.048)       2.061       2.706       (0.815)
                                                             --------    --------     --------    --------      -------

Less dividends and distributions from:

Net investment income                                          (0.081)     (0.104)      (0.181)     (0.185)      (0.195)

Net realized gain on investments                                   --      (0.238)          --      (0.231)      (0.080)
                                                             --------    --------     --------    --------      -------

Total dividends and distributions                              (0.081)     (0.342)      (0.181)     (0.416)      (0.275)
                                                             --------    --------     --------    --------      -------

Net asset value, end of period                                $25.640     $18.140      $19.530     $17.650      $15.360
                                                             ========    ========     ========    ========      =======

Total return(2)                                                41.98%      (5.60%)      11.84%      18.18%       (4.86%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                      $265,739    $170,630     $152,827    $103,914      $95,425

Ratio of expenses to average net assets                         0.86%       0.85%        0.84%       0.85%        0.85%

Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly              0.86%       0.85%        0.86%       0.89%        0.85%

Ratio of net investment income to average net assets            0.32%       0.52%        0.89%       1.18%        1.16%

Ratio of net investment income to average net assets prior to
   expense limitation and expenses paid indirectly              0.32%       0.52%        0.87%       1.14%        1.16%

Portfolio turnover                                                41%         43%          73%         84%          47%
------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information for the years ended December 31, 2003, 2002, 2001 and 2000.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP SMALL CAP VALUE SERIES


Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.




Investment Company Act File No. 811-5162

Delaware Series Symbol                                      CUSIP
                                                            -----

Delaware VIP Small Cap Value Series
(Standard Class)                                        246493670


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                           Delaware VIP Trend Series
                                 Standard Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus


                                 April 30, 2004


This Prospectus offers the Delaware VIP Trend Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS
..................................................................
Overview                                                   page 2
Delaware VIP Trend Series                                       2
..................................................................
How we manage the Series                                   page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Series                            7
Investment manager                                              8
Portfolio managers                                              8
Who's who?                                                      9
..................................................................
Important information about the Series                    page 10
Share classes                                                  10
Salesperson and life company compensation                      10
Purchase and redemption of shares                              10
Valuation of shares                                            10
Dividends, distributions and taxes                             11
Certain management considerations                              11
..................................................................
Financial highlights                                      page 12

OVERVIEW: DELAWARE VIP TREND SERIES

What is the Series' goal? Delaware VIP Trend Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies? We invest primarily in stocks of small, growth-oriented or emerging companies that we believe are responsive to changes within the marketplace and which we believe have the fundamental characteristics to support continued growth.

The Fund uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cash flow as we strive to determine how attractive a company is relative to other companies.


What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that the Delaware VIP Trend Series invests in may involve greater risk due to their smaller size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in the Series."


An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series


   o Investors with long-term financial goals.

   o Investors seeking an investment primarily in common stocks.

   o Investors seeking exposure to the capital appreciation opportunities of small, growth-oriented companies.


Who should not invest in the Series


   o Investors with short-term financial goals.

   o Investors whose primary goal is current income.

   o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.


How has the Series performed?


This bar chart and table can help you evaluate the risks of investing in the Delaware VIP Trend Series Standard Class. We show returns for the past ten calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary and contractual expense caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


Year-by-year total return (Delaware VIP Trend Series Standard Class)

    -0.39%      39.21%      11.00%      21.37%      16.04%      70.45%      -6.88%      -15.34%     -19.94%     35.10%
--------------------------------------------------------------------------------------------------------------------------
     1994        1995        1996        1997        1998        1999        2000        2001        2002        2003


During the periods illustrated in this bar chart, the Class' highest quarterly return was 34.16% for the quarter ended December 1999 and its lowest quarterly return was -26.44% for the quarter ended September 2001.

Average annual returns for periods ending 12/31/03

                                       Delaware VIP
                                       Trend Series             Russell 2000
                                      Standard Class            Growth Index
--------------------------------------------------------------------------------
  1 year                                 35.10%                   48.54%

  5 years                                 7.77%                    0.86%

  10 years                               12.16%                    5.43%


The Series' returns are compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Series' fees and expenses?(1)
------------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your                  Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                      purchases as a percentage of offering price               none
Standard Class.
                                                                 Maximum contingent deferred sales charge (load)
                                                                    as a percentage of original purchase price or
                                                                    redemption price, whichever is lower                      none

                                                                 Maximum sales charge (load) imposed on
                                                                    reinvested dividends                                      none

                                                                 Redemption fees                                              none

                                                                 Exchange fees                                                none
------------------------------------------------------------------------------------------------------------------------------------
Annual Series operating expenses are deducted                    Management fees                                             0.75%
from the Series' assets.
                                                                 Distribution and service (12b-1) fees                        none

                                                                 Other expenses                                              0.09%

                                                                 Total operating expenses                                    0.84%

                                                                 Fee waivers and payments(2,3)                                none

                                                                 Net expenses                                                0.84%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the                 1 year                                                        $86
cost of investing in the Series to the cost of investing
in other mutual funds with similar investment                    3 years                                                      $268
objectives. We show the cumulative amount of Series
expenses on a hypothetical investment of $10,000                 5 years                                                      $466
with an annual 5% return over the time shown.(3)
This is an example only, and does not represent                  10 years                                                   $1,037
future expenses, which may be greater or less than
those shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.95% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP Trend Series strives to identify small companies that offer above-average opportunities for long-term price appreciation because they are poised to benefit from changing and dominant trends within society or the political arena. In striving to identify such companies, we will evaluate a company's managerial skills, product development and sales, and earnings.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. The key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. In striving to do this, Delaware VIP Trend Series studies:


   o the operational history of the company;

   o the strategic focus of the company; and

   o the company's competitive environment.


The Series uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cash flow as we strive to determine how attractive a company is relative to other companies.

We also rely on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

Because there is added risk when investing in small companies, which may still be in their early developmental stages, we seek a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

Delaware VIP Trend Series uses the same investment strategy as Delaware Trend Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

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                                                                                        How we use them
                         Securities                                                 Delaware VIP Trend Series
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Common stocks: Securities that represent shares of ownership          Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the                     stock with at least 65% in small, growth-oriented companies.
corporation's profits and losses, proportionate to the
number of shares they own.

American Depositary Receipts (ADRs): ADRs are issued by a             We may hold ADRs when we believe they offer greater
U.S. bank and represent the bank's holdings of a stated               appreciation potential than U.S. securities.
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are            only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                   collateral is U.S. government securities.

Restricted securities: Privately placed securities whose              We may invest in privately placed securities, including
resale is restricted under securities law.                            those that are eligible for resale only among certain
                                                                      institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                      are determined to be illiquid may not exceed the Series' 10%
                                                                      limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready              We may invest up to 10% of net assets in illiquid
market, and cannot be readily sold within seven days at               securities, including repurchase agreements with maturities
approximately the price that a series has valued them.                of over seven days.
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The Series may also invest in other securities including convertible securities, warrants and preferred stocks and bonds. The Series may also enter into futures and options, and may invest a portion of its net assets directly in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional information on these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents, fixed-income obligations issued by the U.S. government, its agencies or instrumentalities and corporate bonds. To the extent it holds these securities, the Series may be unable to achieve its investment objective.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Trend Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


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                                                                                    How we strive to manage them
                           Risks                                                       Delaware VIP Trend Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk: The risk that all or a majority of the                   We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors                      regardless of interim market fluctuations. We do not try to
such as economic conditions, future expectations or                   predict overall stock market movements and though we may
investor confidence.                                                  hold securities for any amount of time, we typically do not trade for short-term purposes.

Industry and security risk: The risk that the value of                We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an                one industry and in any individual security. We also follow
individual stock or bond will decline because of changing             a rigorous selection process before choosing securities
expectations for the performance of that industry or for the          and continuously monitor them while they remain in
individual company issuing the stock.                                 the portfolio.

Small company risk: The risk that prices of smaller                   The Series seeks a well-diversified portfolio, selects
companies may be more volatile than larger companies because          stocks carefully and monitors them continuously.
of limited financial resources or dependence on narrow
product lines.

Interest rate risk: The risk that securities will decrease            We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally                flow to determine the company's ability to finance future
associated with bonds; however, because smaller companies             expansion and operations. The potential effect that rising
often borrow money to finance their operations, they may be           interest rates might have on a stock is taken into
adversely affected by rising interest rates.                          consideration before the stock is purchased.

Foreign risk: The risk that foreign securities may be                 We typically invest only a small portion of the Series'
adversely affected by political instability (including                portfolio in foreign corporations through American
governmental seizures or nationalization of assets), changes          Depositary Receipts. We do not presently intend to invest
in currency exchange rates, foreign economic conditions or            directly in foreign securities. When we do purchase ADRs,
lax regulatory and accounting standards. Foreign markets may          they are generally denominated in U.S. dollars and traded on
also be less efficient, less liquid, have greater price               a U.S. exchange.
volatility, less regulation and higher transaction costs
than U.S. markets.

Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences
of the euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
------------------------------------------------------------------------------------------------------------------------------------

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                                                                                    How we strive to manage them
                           Risks                                                       Delaware VIP Trend Series
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk: The possibility that securities cannot be             We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------


Investment manager

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.75% of average daily net assets for the last fiscal year.

Portfolio managers

Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the Delaware VIP Trend Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe, Matthew Todorow and Lori P. Wachs.

Gerald S. Frey, Managing Director/Chief Investment Officer, Growth Investing, has 25 years of experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since March 1997 and was Co-Manager from June 1996 to March 1997.

Marshall T. Bassett, Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Senior Vice President/Senior Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.


Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid- and large- capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at PriceWaterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. He has been co-managing the equity portion of the Series since November 2001.


Matthew Todorow, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group; prior to that, he held positions at Keeton Capital Management.


Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental Studies.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.


Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.


Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.


Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.


Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055


Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.


Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

              ---------------------------------------------------
                                                  Standard Class*
              ---------------------------------------------------
              Commission (%)                                    -

              Fee to Dealer                                 0.25%
              ---------------------------------------------------

*Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.


Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP Trend Series
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Year ended 12/31
Standard Class                                                              2003        2002         2001        2000         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $20.200     $25.230      $29.800     $33.660      $19.760

Income (loss) from investment operations:

Net investment loss(1)                                                    (0.082)     (0.085)      (0.086)     (0.051)      (0.043)

Net realized and unrealized gain (loss) on investments                     7.172      (4.945)      (4.484)     (1.676)      13.945
                                                                         -------     -------      -------     -------      -------

Total from investment operations                                           7.090      (5.030)      (4.570)     (1.727)      13.902
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:

Net investment income                                                          -           -            -           -       (0.002)

Net realized gain on investments                                               -           -            -      (2.133)           -
                                                                         -------     -------      -------     -------      -------

Total dividends and distributions                                              -           -            -      (2.133)      (0.002)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $27.290     $20.200      $25.230     $29.800      $33.660
                                                                         =======     =======      =======     =======      =======

Total return(2)                                                           35.10%     (19.94%)     (15.34%)     (6.88%)      70.45%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                 $515,829    $415,098     $590,742    $760,320     $503,657

Ratio of expenses to average net assets                                    0.84%       0.84%        0.85%       0.83%        0.82%

Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly                         0.84%       0.84%        0.90%       0.84%        0.82%

Ratio of net investment loss to average net assets                        (0.36%)     (0.38%)      (0.35%)     (0.14%)      (0.18%)

Ratio of net investment loss to average net assets prior to
   expense limitation and expenses paid indirectly                        (0.36%)     (0.38%)      (0.40%)     (0.15%)      (0.18%)

Portfolio turnover                                                           50%         43%          51%         61%          82%
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(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP TREND SERIES

Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.




Investment Company Act File No. 811-5162

Delaware Series Symbol                                    CUSIP
                                                          -----
Delaware VIP Trend Series
(Standard Class)                                        246493613


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


                               DELAWARE VIP TRUST

                        Delaware VIP U.S. Growth Series
                                 Standard Class

                2005 Market Street, Philadelphia, PA 19103-7094

                                   Prospectus


                                 April 30, 2004


This Prospectus offers the Delaware VIP U.S. Growth Series. The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objective and principal policies of the Series are described in this Prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
..................................................................
Overview                                                   page 2
Delaware VIP U.S. Growth Series                                 2
..................................................................
How we manage the Series                                   page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Series                            7
Investment manager                                              9
Portfolio managers                                              9
Who's who?                                                     10
..................................................................
Important information about the Series                    page 11
Share classes                                                  11
Salesperson and life company compensation                      11
Purchase and redemption of shares                              11
Valuation of shares                                            11
Dividends, distributions and taxes                             12
Certain management considerations                              12
..................................................................
Financial highlights                                      page 13

OVERVIEW: DELAWARE VIP U.S. GROWTH SERIES

What is the Series' goal? Delaware VIP U.S. Growth Series seeks to maximize capital appreciation. Although the Series will strive to achieve its investment goal, there is no assurance that it will.


What are the Series' main investment strategies? Under normal circumstances, at least 80% of the Series' net assets will be in U.S. investments (the "80% policy"). We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry. Our strategy is to identify companies whose earnings are expected to grow faster than the U.S. economy in general. Whether companies provide dividend income and how much income they provide will not be a primary factor in the Series' selection decisions.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the price of Series shares will increase and decrease according to changes in the value of the Series' investments. This Series will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations. For a more complete discussion of risk, please turn to "The risks of investing in the Series."


The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series


  o Investors with long-term financial goals.

  o Investors looking for capital growth potential.

  o Investors looking for a fund that can be a complement to income-producing or value-oriented investments.


Who should not invest in the Series


  o Investors with short-term financial goals.

  o Investors whose primary goal is to receive current income.

  o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.


How has the Series performed?


This bar chart and table can help you evaluate the risks of investing in the Delaware VIP U.S. Growth Series Standard Class. We show the return for the past four calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary and contractual expense caps. The returns would be lower without the voluntary and contractual caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


Year-by-year total return (Delaware VIP U.S. Growth Series Standard Class)


         -4.16%          -24.47%          -29.24%           23.75%
--------------------------------------------------------------------------------
           2000             2001             2002             2003


During the periods illustrated in this bar chart, the Standard Class' highest quarterly return was 12.93% for the quarter ended December 2001 and its lowest quarterly return was -21.59% for the quarter ended March 2001.

Average annual returns for periods ending 12/31/03

                                        Delaware VIP
                                     U.S. Growth Series          Russell 1000
                                       Standard Class            Growth Index
--------------------------------------------------------------------------------
1 year                                     23.75%                   29.75%

Lifetime (Inception 11/15/99)              -9.20%                  -10.43%
                                                                 (for period
                                                               12/1/99-12/31/03)

The Series' returns are compared to the performance of the 1000 Growth Index. The Russell 1000 Growth Index is an unmanaged index which measures the performance of Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. The performance of the index is calculated beginning the first month-end after the Series' inception if the Series' inception was not a month-end.

What are the Series' fees and expenses?(1)
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You do not pay sales charges directly from your               Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                   purchases as a percentage of offering price               none
Standard Class.
                                                              Maximum contingent deferred sales charge (load)
                                                                 as a percentage of original purchase price or
                                                                 redemption price, whichever is lower                      none

                                                              Maximum sales charge (load) imposed on
                                                                 reinvested dividends                                      none

                                                              Redemption fees                                              none

                                                              Exchange fees                                                none
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Annual Series operating expenses are deducted                 Management fees                                             0.65%
from the Series' assets.
                                                              Distribution and service (12b-1) fees                        none

                                                              Other expenses                                              0.10%

                                                              Total operating expenses                                    0.75%

                                                              Fee waivers and payments(2,3)                                none

                                                              Net expenses                                                0.75%
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This example is intended to help you compare the              1 year                                                        $77
cost of investing in the Series to the cost of investing
in other mutual funds with similar investment                 3 years                                                      $240
objectives. We show the cumulative amount of Series
expenses on a hypothetical investment of $10,000              5 years                                                      $417
with an annual 5% return over the time shown.(3)
This is an example only, and does not represent future        10 years                                                     $930
expenses, which may be greater or less than those
shown here.

(1) These tables and example do not include any fees or sales charges imposed by the variable insurance contract for which the Series is an investment option. If they were included, your cost would be higher. Investors should consult the contract prospectus or disclosure document for more information.

(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.80% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the new operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE SERIES

Our investment strategies

Delaware VIP U.S. Growth Series seeks to maximize capital appreciation. We invest primarily in U.S. investments. Our goal is to own companies with the potential to grow earnings faster than the U.S. economy in general. We look for companies that have:


  o  low dividend yields;

  o  strong balance sheets; and

  o  high expected earnings growth rates relative to their industry.


There are a number of catalysts that might increase a company's potential for accelerated earnings growth. Our disciplined, research-intensive selection process is designed to identify earnings catalysts such as:


  o  management changes;

  o  new products;

  o  structural changes in the economy; or

  o  corporate restructurings and turnaround situations.


We seek a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining earnings growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

Delaware VIP U.S. Growth Series uses the same investment strategy as Delaware U.S. Growth Fund, a separate fund in the Delaware Investments family, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation.

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                                                                                              How we use them
                            Securities                                                Delaware VIP U.S. Growth Series
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Common stocks: Securities that represent shares of ownership         Generally, we invest 85% to 100% of the Series' net assets
in a corporation. Stockholders participate in the                    in common stock of companies that we think have appreciation
corporation's profits and losses, proportionate to the               potential. We may invest in companies of all sizes, but
number of shares they own.                                           typically focus on medium- and large-sized companies.

Foreign securities and American Depositary Receipts:                 The Series may invest up to 20% of its assets in securities
Securities of foreign entities issued directly or, in the            of foreign issuers. Such foreign securities may be traded on
case of American Depositary Receipts (ADRs), through a U.S.          a foreign exchange, or they may be in the form of ADRs.
bank. ADRs represent a bank's holding of a stated number of          Direct ownership of foreign securities will typically not be
shares of a foreign corporation. An ADR entitles the holder          a significant part of our strategy. We may, however own ADRs
to all dividends and capital gains earned by the underlying          when we think they offer greater appreciation potential than
foreign shares. ADRs are bought and sold in the same way as          domestic stocks.
U.S. securities.

Repurchase agreements: An agreement between a buyer, such as         Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller           investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at         into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal         collateral of 102% of the repurchase price. The Series would
to an agreed upon interest rate. Repurchase agreements are           only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                  collateral is U.S. government securities.

Restricted securities: Privately placed securities whose             We may invest in privately placed securities, including
resale is restricted under securities law.                           those that are eligible for resale only among certain
                                                                     institutional buyers without registration which are commonly known as Rule 144A Securities. Restricted securities that
                                                                     are determined to be illiquid may not exceed the Series' 10%
                                                                     limit on illiquid securities, which is described below.

Illiquid securities: Securities that do not have a ready             We may invest up to 15% of net assets in illiquid securities.
market, and cannot be easily sold within seven days at
approximately the price that a series has valued them.

Fixed-income securities: Securities that may include debt            We may invest up to 20% of the Series' assets in debt
securities, bonds, convertible bonds, as well as,                    securities and bonds. The Series may invest without limit in
non-investment grade fixed-income securities.                        convertible bonds, preferred stocks and convertible
                                                                     preferred stock which we consider equity securities. We may also invest up to 10% of this portion in non-investment
                                                                     grade bonds if we believe that doing so would help us to
                                                                     meet the Series' objective.
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                                                                                              How we use them
                            Securities                                                Delaware VIP U.S. Growth Series
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Options and futures: Options represent a right to buy or             We might use options or futures to neutralize the effect of
sell a security or group of securities at an agreed upon             any anticipated price declines, without selling the
price at a future date. The purchaser of an option may or            security. We might also use options or futures to gain
may not choose to go through with the transaction.                   exposure to a particular market segment without purchasing individual securities in that segment particularly if we had
Writing a covered call option on a security obligates the            excess cash that we wanted to invest quickly.
owner of the security to sell it at an agreed upon price on
an agreed upon date (usually no more than nine months in the         When writing call options, we will only write covered call
future.) The owner of the security receives a premium                options on securities we actually own.
payment from the purchaser of the call, but if the security
appreciates to a price greater than the agreed upon selling          Use of these strategies can increase the operating costs of
price, a series would lose out on those gains.                       the Series and can lead to loss of principal.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be
derivative securities.
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The Series may also invest in other securities including U.S. government securities. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Series.

When-issued securities, delayed delivery and firm commitment agreements The Series may purchase securities on a delayed delivery or when-issued basis; that is, paying for securities before delivery or taking delivery at a later date. The Series may also enter into firm commitment agreements (the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. The Series assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Series' total assets, the Series will not purchase any securities.

Temporary defensive positions For temporary defensive purposes, Delaware VIP U.S. Growth Series may hold all or a substantial portion of its assets in cash or cash equivalents. To the extent it holds these securities, the Series may be unable to achieve its investment objective.


Portfolio turnover We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced all of the securities valued at 100% of its net assets within one year, if for example the Series bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP U.S. Growth Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

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                                                                                       How we strive to manage them
                            Risks                                                    Delaware VIP U.S. Growth Series
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Market risk: The risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or                          predict overall stock market movements and generally do not
investor confidence.                                                 trade for short-term purposes.

Industry and security risk: The risk that the value of               We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an               one industry and in any individual security.
individual stock or bond will decline because of changing
expectations for the performance of that industry or for the individual company issuing the stock or bond.

Foreign risk: The risk that foreign securities may be                We are permitted to invest up to 20% of the Series'
adversely affected by political instability (including               portfolio in foreign securities. When we do purchase foreign
governmental seizures or nationalization of assets), changes         securities, they are generally ADRs which are denominated in
in currency exchange rates, foreign economic conditions or           U.S. dollars and traded on U.S. stock exchanges.
lax regulatory and accounting standards. Foreign markets may also be less efficient, less liquid, have greater price
volatility, less regulation and higher transaction costs
than U.S. markets.

Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "euro." The long-term consequences
of the euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Series may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Series.
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                                                                                       How we strive to manage them
                            Risks                                                    Delaware VIP U.S. Growth Series
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Liquidity risk: The possibility that securities cannot be            We limit exposure to illiquid securities to 15% of net assets.
readily sold within seven days at approximately the price
that the Series values them.

Credit risk: The possibility that a bond's issuer (or an             Fixed-income securities are not typically a significant
entity that insures the bond) will be unable to make timely          component of our strategy. However, when we do invest in
payments of interest and principal.                                  fixed-income securities, we will not hold more than 10% of net assets in high-yield, non-investment grade bonds. This limitation, combined with our careful, credit-oriented bond selection and our commitment to hold a diversified selection of high-yield bonds are designed to manage this risk.

Futures and options risk: The possibility that a series may          We will not use futures and options for speculative reasons.
experience a loss if it employs an options or futures                We may use options and futures to protect gains in the
strategy related to a security or a market index and that            portfolio without actually selling a security. We may also
security or index moves in the opposite direction from what          use options and futures to quickly invest excess cash so
the manager anticipated. Futures and options also involve            that the portfolio is generally fully invested.
additional expenses, which could reduce any benefit or
increase any loss that a series gains from using
the strategy.
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Investment manager

The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.65% of average daily net assets for the last fiscal year.

Portfolio managers


Gerald S. Frey has primary responsibility for making day-to-day investment decisions for Delaware VIP U.S. Growth Series. Mr. Frey began managing the Series on January 4, 2001. In making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Basset, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe, Matthew Todorow and Lori P. Wachs.

Gerald S. Frey, Managing Director/Chief Investment Officer, Growth Investing, has 25 years of experience in the money management business and holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

Marshall T. Bassett, Senior Vice President/Senior Portfolio Manager, holds a bachelor's degree and an MBA from Duke University. Prior to joining Delaware Investments in 1997, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies and as a trust officer at Sovran Bank and Trust Company.

John A. Heffern, Senior Vice President/Senior Portfolio Manager, holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit and a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.


Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Previously, he served as a Vice President at Bessemer Trust Company in the mid- and large-capitalization growth group. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in finance from the University of Delaware and an MBA from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at PriceWaterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. He has been co-managing the equity portion of the Series since November 2001.


Matthew Todorow, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group; prior to that, he held positions at Keeton Capital Management.


Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental Studies.

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.


Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.


Investment manager Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


On December 31, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $101.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio managers" for information about the portfolio managers of the Series.


Distributor Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.


Financial intermediary wholesaler Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street, Philadelphia, PA 19103-7055


Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

IMPORTANT INFORMATION ABOUT THE SERIES

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.


Salesperson and life company compensation

Your variable contract salesperson who sells your variable contract which invests in shares of the Series may be eligible to receive the following amounts as compensation for your investment in the Series. These amounts are paid by the distributor to the life companies with whom your variable contract salesperson is associated.

     -----------------------------------------------------------------
                                                      Standard Class*
     -----------------------------------------------------------------
     Commission (%)                                                 -

     Fee to Dealer                                              0.25%

*Your variable contract salesperson may be eligible to receive up to 0.25% fee applicable to Standard Class shares. The Distributor may make such payments out of its own resources to life companies that have entered into service agreements with the Distributor.

The Distributor or an affiliate may also pay an amount up to 0.40% of the Series' net assets out of the Distributor's or the affiliates own resources to the life companies that sponsor your contract. Your salesperson may receive some or all of such payment.


Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.


Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.


Certain management considerations

The Series discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Series will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Series also reserves the right to consider other trading patterns as market timing.

Your ability to use the Series' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

Delaware VIP U.S. Growth Series
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                                                                                          Year ended 12/31    11/15/99(1)
Standard Class                                                 2003         2002        2001           2000   to 12/31/99
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Net asset value, beginning of period                           $5.370      $7.600      $10.140     $10.590      $10.000

Income (loss) from investment operations:

Net investment income(2)                                        0.010       0.010        0.022       0.076        0.026

Net realized and unrealized gain (loss) on investments          1.251      (2.215)      (2.503)     (0.515)       0.564
                                                              -------     -------      -------     -------      -------

Total from investment operations                                1.261      (2.205)      (2.481)     (0.439)       0.590
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:

Net investment income                                          (0.011)     (0.025)      (0.059)     (0.011)           -
                                                              -------     -------      -------     -------      -------

Total dividends and distributions                              (0.011)     (0.025)      (0.059)     (0.011)           -
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                 $6.620      $5.370       $7.600     $10.140      $10.590
                                                              =======     =======      =======     =======      =======

Total return(3)                                                23.75%     (29.24%)     (24.47%)     (4.16%)       5.90%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                       $11,862      $9,595      $16,856     $27,231      $ 8,744

Ratio of expenses to average net assets                         0.75%       0.75%        0.75%       0.74%        0.75%

Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      0.75%       0.75%        0.86%       0.74%        0.79%

Ratio of net investment income to average net assets            0.17%       0.15%        0.27%       0.57%        3.33%

Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly     0.17%       0.15%        0.16%       0.57%        3.29%

Portfolio turnover                                               102%        101%          78%         91%           0%
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(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the years ended December 31, 2003, 2002, 2001 and 2000.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

DELAWARE VIP U.S. GROWTH SERIES


Additional information about the Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.





Investment Company Act File No. 811-5162

Delaware Series Symbol                                    CUSIP
                                                          -----

Delaware VIP U.S. Growth Series
(Standard Class)                                        246493589


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



                                                                ------------------------------------------------------------------
INVESTMENT MANAGERS
Delaware Management Company
2005 Market Street                                              DELAWARE VIP TRUST
Philadelphia, PA  19103-7094
                                                                ------------------------------------------------------------------
Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England  EC2V 6EE

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
2005 Market Street
Philadelphia, PA  19103-7094

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES                                             PART B
AND TRANSFER AGENT
Delaware Service Company, Inc.                                  STATEMENT OF ADDITIONAL INFORMATION
2005 Market Street                                              ------------------------------------------------------------------
Philadelphia, PA  19103-7094
                                                                APRIL 30, 2004
LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street
Philadelphia, PA  19103-7094

INDEPENDENT AUDITORS
Ernst & Young LLP
2001 Market Street
Philadelphia, PA  19103-7055
                                                                Delaware
CUSTODIAN                                                       Investments(SM)
JPMorgan Chase Bank                                             --------------------------------------
4 Chase Metrotech Center                                        A member of Lincoln Financial Group(R)
Brooklyn, NY  11245


                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 30, 2004

                               DELAWARE VIP TRUST

                               2005 Market Street
                           Philadelphia, PA 19103-7094

         Delaware VIP Trust ("VIP Trust" or the "Trust") is a diversified, open-end management investment company that is intended to meet a wide range of investment objectives through its separate Portfolios ("Series"). Each Series is a separate fund issuing its own shares. Each Series offers Standard Class shares and Service Class shares.

         The shares of the Trust are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners.

         This Statement of Additional Information ("Part B" of the Registration Statement) supplements the information contained in the current Prospectuses of the Trust, dated April 30, 2004, as they may be amended from time to time. It should be read in conjunction with the prospectuses for the variable contracts and the Trust. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Trust's Prospectuses. The Trust's Prospectuses may be obtained by writing or calling your investment dealer or by contacting the Series' national distributor, Delaware Distributors, L.P. (the "Distributor"), 2005 Market Street, Philadelphia, PA 19103-7094. The Trust's financial statements and the notes relating thereto, the financial highlights, and the report of independent auditors all are incorporated by reference from the Annual Reports into this Part B. The Annual Reports will accompany any request for Part B. The Annual Reports can be obtained, without charge, by calling 800 523-1918.

TABLE OF CONTENTS                         Page                                                                Page

Investment Objectives and Policies          2          Investment Management Agreements and
Investment Restrictions                     2               Sub-Advisory Agreements                            46
Accounting and Tax Issues                  33          Officers and Trustees                                   55
Performance Information                    36          General Information                                     66
Trading Practices and Brokerage            40          Financial Statements                                    70
Offering Price                             42          Appendix A--Description of Ratings                      71
Dividends and Realized Securities                      Appendix B - Investment Objectives of the Funds
     Profits Distributions                 43              in the Delaware Investments Family                  72

Taxes


INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives of the Series are below. There can be no assurance that the objectives of any Series will be realized.

         Delaware VIP Balanced Series (formerly Delaware Balanced Series) seeks a balance of capital appreciation, income and preservation of capital.

         Delaware VIP Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.

         Delaware VIP Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments.

         Delaware VIP Diversified Income Series seeks high current income and total return.

         Delaware VIP Emerging Markets Series seeks to achieve long-term capital appreciation.

         Delaware VIP Global Bond Series seeks current income consistent with preservation of principal.

         Delaware VIP Growth Opportunities Series (formerly DelCap Series) seeks long-term capital appreciation.

         Delaware VIP High Yield Series (formerly Delchester Series) seeks total return and, as a secondary objective, high current income.

         Delaware VIP International Value Equity Series (formerly International Equity Series) seeks long-term growth without undue risk to principal.

         Delaware VIP Large Cap Value Series (formerly Growth and Income Series) seeks capital appreciation with current income as a secondary objective.

         Delaware VIP REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective.

         Delaware VIP Select Growth Series (formerly Aggressive Growth Series) seeks long-term capital appreciation.

         Delaware VIP Small Cap Value Series seeks capital appreciation.

         Delaware VIP Trend Series seeks long-term capital appreciation.

         Delaware VIP U.S. Growth Series seeks to maximize capital appreciation.

INVESTMENT RESTRICTIONS

         Fundamental Investment Restrictions -- The Trust has adopted the following restrictions for each Series, which cannot be changed without approval by the holders of a "majority" of the respective Series' outstanding shares, which is a vote by the holders of the lesser of (a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Series purchases securities.

         Each Series may not:

         1. With respect to each Series, except the Delaware VIP REIT Series, make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 ("1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The Delaware VIP REIT Series will concentrate its investments in the real estate industry. The Delaware VIP REIT Series otherwise may not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. In addition, Delaware VIP Cash Reserve Series may concentrate its investments in bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's ("S&P") or P-2 or better by Moody's Investors Service, Inc. ("Moody's").

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Series may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Series from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         Non-fundamental Investment Restrictions - - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Series will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Series' purchases securities.

         1. The Series are permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, none of the Series may operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if the shares of such Series are invested in by a fund that operates as a "fund of funds."

         2. A Series may not invest more than 15% (in the case of Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series) or 10% (in the case of Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Global Bond Series, Delaware VIP Large Cap Value Series, Delaware VIP Growth Opportunities Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series and Delaware VIP Small Cap Value Series) of respective net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Series has valued the investment. In order to assure that each Series has sufficient liquidity, no Series may invest more than 10% of its net assets in illiquid assets (except Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series, which may invest up to 15% of their net assets in illiquid securities).

Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Cash Reserve, Delaware VIP Global Bond, Delaware VIP Large Cap Value, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP Small Cap Value and Delaware VIP Trend Series may not:
         1. Invest more than 5% of the value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 75% of the assets of Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP Small Cap Value and Delaware VIP Trend Series, and to only 50% of the assets of Delaware VIP Global Bond Series.

         2. Purchase more than 10% of the voting securities of any company, or invest in any company for the purpose of exercising control or management.

         3. Purchase or retain securities of a company which has an officer or Trustee who is an officer or Trustee of the Trust, or an officer or Director/Trustee of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

         4. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of a Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of a Series' assets. Any such purchase shall be at the customary brokerage commission. The limitations set forth in this restriction do not apply to purchases by Delaware VIP International Value Equity Series of securities issued by closed-end investment companies, all of which must be at the customary brokerage commission.

         5. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude a Series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

         6. Purchase securities on margin, make short sales of securities or maintain a net short position (except that a Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit a Series from satisfying margin requirements with respect to futures transactions.

         7. Invest in interests in oil, gas or other mineral exploration or development programs, commodities or commodities contracts. This restriction shall not prohibit Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP Small Cap Value and Delaware VIP Trend Series from entering into futures contracts or options thereon, to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% (25% in the case of Delaware VIP Growth Opportunities Series) of the Series' assets.

         8. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 15% of its net assets. A Series shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         9. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with each Series' investment objective and policies are considered loans, and except that each Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies. This investment restriction shall not apply to the Delaware VIP Growth Opportunities, Delaware VIP Small Cap Value and Delaware VIP Trend Series.

         11. Invest more than 25% of its total assets in any particular industry, except that a Series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by S&P or P-2 or better by Moody's.

         12. Act as an underwriter of securities of other issuers, except that a Series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, a Series might be deemed to be an underwriter for the purposes of the 1933 Act.

         13. Invest in warrants valued at lower of cost or market exceeding 5% of a Series' net assets. Included within that amount, but not to exceed 2% of a Series' net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. This restriction shall not apply to Delaware VIP International Value Equity Series.

         14. The Delaware VIP Cash Reserve Series will not invest more than 25% of its assets in foreign banks which are subject to the same regulation as U.S. banks or to foreign branches of U.S. banks where such a bank is liable for the obligations of the branch.

         While such Series are permitted under certain circumstances to borrow money, they do not normally do so. No investment securities will be purchased while a Series has an outstanding borrowing. The Trust has undertaken, for so long as required by California Regulatory Authority and so long as insurance policy premiums or proceeds of contracts sold in California are used to purchase Trust shares, each Series will not borrow money in excess of 25% of the value of its net assets.

         In addition, the Delaware VIP Global Bond Series will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid assets. Securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent valuation are included in the category of illiquid assets.

Delaware VIP Diversified Income Series and Delaware VIP Emerging Markets and may not:
         1. Invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities.

         2. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that each Series may loan its assets to qualified broker/dealers or institutional investors.

         3. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the 1933 Act. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         4. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, each Series may engage in short sales, purchase securities on margin, and write put and call options.

         5. Purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         6. Purchase or sell real estate; provided that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

         In addition, Delaware VIP Diversified Income Series will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than those of other investment companies or of the U.S. government or its agencies or instrumentalities), if immediately thereafter the Series would (a) have more than 5% of the value of its total assets in the securities of such issuer or (b) own more than 10% of the outstanding voting securities of such issuer.

Delaware VIP High Yield Series may not:
         1. Invest in any company for the purpose of exercising control or management.

         2. Purchase or retain securities of a company which has an officer or Trustee who is an officer or Trustee of the Trust, or an officer or Director/Trustee of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

         3. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Series' assets. Any such purchase shall be at the customary brokerage commission.

         4. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

         5. Purchase securities on margin, make short sales of securities or maintain a net short position (except that the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Series from satisfying margin requirements with respect to futures transactions.

         6. Invest in interests in oil, gas or other mineral exploration or development programs.

         7. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Series will not pledge more than 15% of its net assets. The Series shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         8. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Series' investment objective and policies are considered loans and except that the Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for its use relating to short sales or other security transactions.

         9. Invest more than 25% of its total assets in any particular industry, except that the Series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by S&P or P-2 or better by Moody's.

         10. Act as an underwriter of securities of other issuers, except that the Series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, the Series might be deemed to be an underwriter for the purposes of 1933 Act.

Delaware VIP REIT Series may not:
         1. The Series will concentrate its investments in the real estate industry. The Series may not invest more than 20% of its total assets in any other single industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities.

         2. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements and loan participations), whether or not the purchase was made upon the original issuance of the securities, and except that the Series may loan its assets to qualified broker/dealers or institutional investors.

         3. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the 1933 Act. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         4. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the Series may engage in short sales, purchase securities on margin, and write put and call options.

         5. Purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         6. Purchase or sell real estate; provided, that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; and provided further, that the Series may own real estate directly as a result of a default on securities the Series owns.

         7. Invest for the purpose of acquiring control of any company.

         8. To the extent that the Series invests in securities of other investment companies, it will only do so in accordance with the provisions of the 1940 Act in effect at the time of the investment.

         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. Purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities. This restriction does not apply to the purchase of futures or options contracts.

Equity Securities
         Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Series invests will cause the net asset value of the Series to fluctuate.

Money Market Instruments
         Delaware VIP Capital Reserves Series may, from time to time, invest all or part of its available assets in money market instruments maturing in one year or less. Delaware VIP Cash Reserve Series will invest all of its available assets in instruments which have a remaining maturity of 13 months or less at the time of acquisition and which will otherwise meet the maturity, quality and diversification conditions with which taxable money market funds must comply. The types of instruments which these Series may purchase are described below:

         1. U.S. Government Securities--Securities issued or guaranteed by the U.S. government, including Treasury Bills, Notes and bonds.

         2. U.S. Government Agency Securities--Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government whether supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality.

         3. Bank Obligations--Certificates of deposit, bankers' acceptances and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars, and certificates and issues of domestic savings and loan associations of one billion dollars in assets whose deposits are insured by the Federal Deposit Insurance Corporation. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch which could expose the Series to a greater risk of loss. The Series will only buy short-term instruments in nations where these risks are minimal. The Series will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Series. Either Series may invest more than 25% of its assets in foreign banks except that this limitation shall not apply to U.S. branches of foreign banks which are subject to the same regulations as U.S. banks or to foreign branches of U.S. banks where such a bank is liable for the obligations of the branch. This policy may be changed by the Board of Trustees without shareholder approval.

         Delaware VIP Cash Reserve Series is subject to certain maturity, quality and diversification conditions applicable to taxable money market funds. Thus, if a bank obligation or, as relevant, its issuer is considered to be rated at the time of the proposed purchase, it or, as relevant, its issuer must be so rated in one of the two highest rating categories by at least two nationally-recognized statistical rating organizations or, if such security or, as relevant, its issuer is not so rated, the purchase of the security must be approved or ratified by the Board of Trustees in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply.

         4. Commercial Paper--Short-term promissory notes issued by corporations which at the time of purchase are rated A-2 or better by S&P or P-2 or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Trustees or, if not rated, issued or guaranteed by a corporation with outstanding debt rated AA or better by S&P or Aa or better by Moody's. Delaware VIP Cash Reserve Series invests in commercial paper in accordance with the restrictions set forth in the Prospectuses.

         5. Short-term Corporate Debt--In addition to the other debt securities described in the Prospectuses, corporate notes, bonds and debentures which at the time of purchase are rated AA or better by S&P or Aa or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Trustees, provided such securities have one year or less remaining to maturity. Such securities generally have greater liquidity and are subject to considerably less market fluctuation than longer issues. Delaware VIP Cash Reserve Series invests in corporate notes, bonds and debentures in accordance with the restrictions set forth in the Prospectuses.

         The ratings of S&P, Moody's and other rating services represent their opinions as to the quality of the money market instruments which they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Series will further evaluate these securities. See Appendix A--Description of Ratings.

Additional Information on the Delaware VIP Cash Reserve Series
         Delaware VIP Cash Reserve Series intends to achieve its objective by investing its assets in a diversified portfolio of money market instruments. See Money Market Instruments above and Appendix A--Description of Ratings.

         The Series maintains its net asset value at $10 per share by valuing its securities on an amortized cost basis. See Offering Price. The Series maintains a dollar weighted average portfolio maturity of not more than 90 days and does not purchase any issue having a remaining maturity of more than 13 months. In addition, the Series limits its investments, including repurchase agreements, to those instruments which the Board of Trustees determines present minimal credit risks and are of high quality. The Series may sell portfolio securities prior to maturity in order to realize gains or losses or to shorten the average maturity if it deems such actions appropriate to maintain a stable net asset value. While the Series will make every effort to maintain a fixed net asset value of $10 per share, there can be no assurance that this objective will be achieved.

         Although the Series intends to hold its investments until maturity when they will be redeemable at their full principal value plus accrued interest, it may attempt, from time to time, to increase its yield by trading to take advantage of market variations. Also, revised evaluations of the issuer or redemptions may cause sales of portfolio investments prior to maturity or at times when such sales might otherwise not be desirable. The Series' right to borrow to facilitate redemptions may reduce, but does not guarantee, a reduction in the need for such sales. The Series will not purchase new securities while any borrowings are outstanding. See Dividends and Realized Securities Profits Distributions and Taxes for the effect of any capital gains distributions.

         A shareholder's rate of return will vary with the general interest rate levels applicable to the money market instruments in which the Series invests. In the event of an increase in current interest rates, a national credit crisis or if one or more of the issuers became insolvent prior to the maturity of the instruments, principal values could be adversely affected. Investments in obligations of foreign banks and of overseas branches of U.S. banks may be subject to less stringent regulations and different risks than those of U.S. domestic banks. The rate of return and the net asset value will be affected by such other factors as sales of portfolio securities prior to maturity and the Series' operating expenses.

Average Weighted Maturity
         Delaware VIP Capital Reserves Series ordinarily maintains its average dollar weighted portfolio maturity within the five to seven year range, but not in excess of ten years. However, many of the securities in which the Series invests will have remaining maturities in excess of seven years. The Series may purchase individual securities with a remaining maturity of up to 15 years.

         Some of the securities in the Series' portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Series will, when determining average weighted maturity, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

         Instruments such as GNMA, FNMA and FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns. For purposes of determining the Series' average weighted maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

Asset-Backed Securities
         Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Cash Reserve and Delaware VIP Diversified Income Series may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases (i.e., receivables on loans to car dealers for cars used in their showrooms) or other loans or financial receivables currently available or which may be developed in the future. For Delaware VIP Balanced and Delaware VIP Capital Reserves Series, all such securities must be rated in one of the four highest rating categories by a reputable rating agency (e.g., BBB or better by S&P or Baa or better by Moody's). It is Delaware VIP Cash Reserve Series' current policy to limit asset-backed investments to those rated in the highest rating category by a reputable rating agency (e.g., AAA by S&P or Aaa by Moody's) and represented by interests in credit card receivables, wholesale dealer floor plans, home equity loans and automobile loans.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities, but the risk of such a prepayment does exist. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases ever, established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Mortgage-Backed Securities
         Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Diversified Income and Delaware VIP REIT Series may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations or those issued by certain private, non-government corporations, such as financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Series may invest in such private-backed securities, but the Delaware VIP REIT Series will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two highest grades by a nationally-recognized statistical rating agency.

         Delaware VIP Balanced, Delaware VIP Capital Reserves and Delaware VIP Diversified Income Series each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

REITs
         Delaware VIP REIT Series primarily invests in, and the Delaware VIP Balanced and Delaware VIP Diversified Income Series may invest in, real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.

         The Series' investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks -- when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Convertible, Debt and Non-Traditional Equity Securities

         In addition to Delaware VIP Balanced, Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series also may invest in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities rank ahead of common stock in a corporation's capital structure and therefore entail less risk than the corporation's common stock. However, convertible securities typically rank behind non-convertible securities of the same issuer. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. A convertible security's price depends on both its "investment value" (its value with the conversion privilege), and its "conversion value" (its market value if it were exchanged for the underlying security according to its conversion privilege). When a convertible security's investment value is greater than its conversion value, its price will primarily reflect its investment value. In this scenario, price will probably be most affected by interest rate changes, increasing when interest rates fall and decreasing when interest rates rise, similar to a fixed-income security. Additionally, the credit standing of the issuer and other factors also may have an effect on the convertible security's value. Conversely, when the conversion value approaches or exceeds the investment value, the price of the convertible security will rise above its investment value. The higher the convertible security's price relative to its investment value, the more direct the relationship between the changes in its price and changes in the price of the underlying equity security.

         A convertible security's price will typically provide a premium over the conversion value. This represents the additional price investors are willing to pay for a security that offers income, ranks ahead of common stock in a company's capital structure and also has the possibility of capital appreciation due to the conversion privilege. Because a convertible security has fixed interest or dividend payments, when the underlying stock declines, the convertible security's price is increasingly determined by its yield. For this reason, the convertible security may not decline as much as the underlying common stock. The extent of the price decline will also depend on the amount of the premium over its conversion value.

         Common stock acquired upon conversion of a convertible security will generally be held for so long as the investment manager anticipates such stock will provide the Series with opportunities which are consistent with the Series' investment objectives and policies.

         The Series may invest in convertible debentures without regard to rating categories. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade convertible debentures. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The Series may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market, as well as adverse publicity with respect to these securities, may have an adverse impact on market price and the Series' ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of pricing the Series' portfolio and calculating its net asset value. The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Moody's and S&P to have speculative elements or characteristics; their future cannot be considered as well assured, and their earnings and asset protection may be moderate or poor in comparison to investment grade securities.

         In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and therefore may be unable to repay debt at maturity by refinancing.

         These Series may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         These Series also may invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they automatically convert to either cash or a specified number of shares of common stock. An investment in such securities may involve additional risks. Unlike conventional convertible securities, enhanced convertible securities do not usually have a fixed maturity (par) value. Rather, such securities generally provide only for a mandatory conversion into cash or common stock. As a result, a Series risks loss of principal if the cash received, or the price of the underlying common stock at the time of conversion, is less than the price paid for the enhanced convertible security. Such securities may be more or less liquid than conventional convertible securities or non-convertible debt securities.

Private Placements
         Private placement securities are securities which have not been registered with the SEC and which are usually only sold to large, institutional investors. For various reasons, an issuer may prefer or be required as a practical matter to obtain private financing. Adverse conditions in the public securities markets may preclude a public offering of an issuer's securities. An issuer often is willing to provide more attractive features in securities issued privately because it has avoided the expense and delay involved in a public offering. Private placements of debt securities have frequently resulted in higher yields and restrictive covenants that provide greater protection for the purchaser, such as longer call or refunding protection than would typically be available with publicly offered securities of the same type. Securities acquired through private placements may also have special features not usually characteristic of similar securities offered to the public, such as contingent interest or warrants for the purchase of the issuer's stock.

Zero Coupon Bonds and Pay-In-Kind Bonds
         Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP REIT Series may invest in zero coupon bonds. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Series have qualified as regulated investment companies under the Code. Accordingly, during periods when the Series receive no interest payments on their zero coupon securities, they will be required, in order to maintain their desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

Interest Rate and Index Swaps
         Delaware VIP Balanced, Delaware VIP Capital Reserves and Delaware VIP Diversified Income Series may invest in interest rate and index swaps to the extent consistent with their respective investment objectives and strategies. Delaware VIP Global Bond Series may invest in interest rate swaps to the extent consistent with its respective investment objectives and strategies. A Series will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Series is otherwise eligible to invest, subject to the investment limitations on the instruments to which the purchased reference rate relates.

         Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

         When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to mange its portfolio of swaps so as to match and offset its payment receipts and obligations.

         The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (LIBOR). The typical maximum term of an interest rate swap agreement ranges from one to twelve years. Index swaps tend to be shorter term, often for one year. The investment manager presently intends to purchase swaps with maturities of six to twelve months, and in no event greater than two years.

         Delaware VIP Balanced, Delaware VIP Capital Reserves and Delaware VIP Diversified Income Series also may engage in index swaps, called total return swaps. In an index swap, a Series may enter into a contract with a counterparty in which the counterparty will make payments to the Series based on the positive returns of an index, such as a corporate bond index, in return for the Trust paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, the Series is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed income securities that are included in the index.

         Swap transactions provide several benefits to the Series. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates. The average duration of a fund is the weighted average of the durations of the fund's fixed income securities.

         If a Series wishes to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, the Series could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the Series will now be six months. In effect, a Series has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

         The Series may also use swaps to gain exposure to specific markets. For example, suppose bond dealers have particularly low inventories of corporate bonds, making it difficult for a fixed income fund to increase its exposure to the corporate bond segment of the market. It is generally not possible to purchase exchange-traded options on a corporate bond index. A Series could replicate exposure to the corporate bond market, however, by engaging in an index swap in which the Series gains exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

         Other uses of swaps could help permit the Series to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Series anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

         The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, the Series' potential loss is the net amount of payments the Series is contractually entitled to receive for one payment period (if any - the Series could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. The Series will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Series would be successful in pursuing them -- the counterparty may be judgement proof due to insolvency, for example. The Series thus assume the risk that they will be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit the Series to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Series.

         In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. The Series will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Series' investment manager. In addition, the investment manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

         In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of a Series which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount the Series might theoretically be required to pay in a swap transaction.

         In order to ensure that a Series will only engage in swap transactions to the extent consistent with its investment objectives and strategies, the Series will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments or markets that are otherwise eligible investments for the Series. Similarly, the extent to which the Series may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

         A Series will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Series' payment obligations over its entitled payments with respect to each swap contract. To the extent that the Series is obligated by a swap to pay a fixed or variable interest rate, the Series may segregate securities that are expected to generate income sufficient to meet the Series' net payment obligations. For example, if a Series holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not be necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

         There is not a well-developed secondary market for interest rate or index swaps. Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Most index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer typically will not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). A Series will therefore treat all swaps as subject to its limitation on illiquid investments. For purposes of calculating these percentage limitations, a Series will refer to the notional amount of the swap.

         Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M of the Code.

When-Issued, "When, As and If Issued" and Delayed Delivery Securities and Forward Commitments
         Consistent with their respective objectives, the Series may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The Series may also purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment can take place a month or more after the date of the commitment. A Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

         Although the Series will only purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis with the intention of acquiring the securities, the Series may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Series makes the commitment to purchase or sell securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

Liquidity and Rule 144A Securities

         In order to assure that each Series has sufficient liquidity, no Series may invest more than 10% of its net assets in illiquid assets (except Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series, which may invest up to 15% of their net assets in illiquid securities). For Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Cash Reserve, Delaware VIP Large Cap Value and Delaware VIP Growth Opportunities Series, this policy shall extend to all restricted securities, including securities eligible for resale without registration pursuant to Rule 144A of the 1933 Act ("Rule 144A Securities") (described below), and repurchase agreements maturing in more than seven days. With respect to Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP High Yield, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Trend and Delaware VIP U.S. Growth Series, and subject to the following paragraphs, this policy shall not limit the acquisition of Rule 144A Securities. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of a Series to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

         While maintaining oversight, the Board of Trustees has delegated to the Series' investment managers the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the 10% limitation on investments in illiquid assets (15% in the case of Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series). The Board has instructed the investment managers to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the respective investment manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the applicable Series' holdings of illiquid securities exceed the Series' 10% limit on investment in such securities (15% in the case of Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series), the respective investment manager will determine what action shall be taken to ensure that the Series continues to adhere to such limitation.

Repurchase Agreements
         Each Series may, from time to time, enter into repurchase agreement transactions which are at least 102% collateralized by U.S. government securities, except that the Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP International Value Equity Series may accept as collateral any securities in which such Series may invest. Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. The Series will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchase security. Such transactions afford an opportunity for the Series to invest temporarily available cash. The Series' risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, the investment managers believe that, barring extraordinary circumstances, a Series will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. Each Series considers the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. The Series will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act ("Order") to allow the funds in the Delaware Investments family to jointly invest cash balances. Each Series of the Trust (other than Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP International Value Equity Series) may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Portfolio Loan Transactions
         Each Series, except for Delaware VIP Cash Reserve Series, may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Series' respective investment managers that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: (1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Trust from the borrower; (2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; (3) the Series must be able to terminate the loan after notice, at any time; (4) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; (5) the Series may pay reasonable custodian fees in connection with the loan; (6) the voting rights on the lent securities may pass to the borrower; however, if the Trustees of the Trust know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the Trustees to vote the proxy.

         The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent facts by the Series' respective investment managers, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution, and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Series' respective investment managers.

Foreign Securities
         To the extent that each Series is authorized and intends to invest in foreign securities, investors should recognize that investing in securities of foreign issuers involves certain considerations, including those described in the Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain of the Series permit them to enter into forward foreign currency exchange contracts and various related currency transactions in order to hedge the Series' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         Dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends paid to the Series by U.S. corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "non-equity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options generally are not subject to the special currency rules if they are, or would be, treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code, and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Series may make or enter into will be subject to the special currency rules described above.

         Supranational Entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Bank for Reconstruction and Development, the European Investment Bank, the Inter-American Development Bank, the Export-Import Banks, the Nordic Investment Bank and the Asian Development Bank.

         Emerging Markets. Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors (such as the Series) are subject to a variety of restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which a Series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, Delaware International Advisers Ltd., the investment manager to some of Series, does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the Series may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

         With respect to investment in debt issues of foreign governments, including Brady Bonds, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country has inadequate exports or receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

         The issuers of the emerging market country government and government-related high yield securities in which a Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which a Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         Depositary Receipts. Each Series (other than Delaware VIP Cash Reserve Series) may make foreign investments through the purchase and sale of sponsored or unsponsored American, European, Global and similar types of Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts often issued by a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" Depositary Receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored Depositary Receipt.

Foreign Currency Transactions
         In connection with a Series' investment in foreign securities, a Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Series will account for forward contracts by marking to market each day at daily exchange rates.

         When a Series enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of that Series' assets denominated in such foreign currency, the Series' custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Series in an amount not less than the value of such Series' total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

Futures Contracts and Options on Futures Contracts

         Futures Contracts--Each of Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Trend and Delaware VIP U.S. Growth Series may enter into futures contracts relating to securities, securities indices (stocks and stock indices, in the case of Delaware VIP Balanced and Delaware VIP Growth Opportunities Series) or interest rates (except in the case of Delaware VIP Growth Opportunities Series). In addition, Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity and Delaware VIP Trend Series may enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Series' current or intended investments from broad fluctuations in stock or bond prices. For example, a Series may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Series' current or intended investments in fixed-income securities. For example, if a Series owned long-term bonds and interest rates were expected to increase, that Series might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Series' portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Series to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Series' interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Series from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Series' cash reserve could then be used to buy long-term bonds on the cash market.

         Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP International Value Equity Series may each purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each of Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP International Value Equity Series may sell futures contracts on a foreign currency, for example, when a Series holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Series' loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, each of Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP International Value Equity Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Series purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Series may also engage in currency "cross hedging" when, in the opinion of the Series' investment manager, the historical relationship among foreign currencies suggests that a Series may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

         Options on Futures Contracts--Each of Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Small Cap Value, Delaware VIP Select Growth, Delaware VIP Trend, and Delaware VIP U.S. Growth Series may purchase and write options on the types of futures contracts in which each Series may invest.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Series' portfolio. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option a Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Series' losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Series may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected marketwide decline or changes in interest or exchange rates, a Series could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. If the market decline does not occur, the Series will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Series could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Series will suffer a loss equal to the price of the call, but the securities which the Series intends to purchase may be less expensive.

Options on Foreign Currencies
         Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT and Delaware VIP U.S. Growth Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipate a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, they could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against the anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased costs up to the value of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

         Each Series intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Series' custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principle amount as the call written where the exercise price of the call held is (a) equal to less than the exercise price of the call written, or (b) greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its custodian bank.

         With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

Options
         Each Series, except for Delaware VIP Cash Reserve Series, may write call options and purchase put options on a covered basis only. Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series also may purchase call options. These Series also may enter into closing transactions with respect to such options transactions. No Series will engage in option transactions for speculative purposes.

         To the extent authorized to engage in option transactions, the Series may invest in options that are Exchange listed. Delaware VIP Balanced, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series also may invest in options that are traded over-the-counter. The other Series reserve the right to invest in over-the-counter options upon written notice to their shareholders. Certain over-the-counter options may be illiquid. The Series will enter into an option position only if there appears to be a liquid market for such options. However, there can be no assurance that a liquid secondary market will be maintained. Thus, it may not be possible to close option positions, which may have an adverse impact on a Series' ability to effectively hedge its securities. Delaware VIP Balanced, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series will only enter into such options to the extent consistent with their respective limitations on investments in illiquid securities.

         A. Covered Call Writing--A Series may write covered call options from time to time on such portion of its portfolio, without limit, as the respective investment manager determines is appropriate in seeking to obtain the Series' investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Series, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to such options, the Series may enter into closing purchase transactions. A closing purchase transaction is one in which the Series, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security, and the time remaining until the expiration date.

         A Series will write call options only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Series will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Put Options--A Series may invest up to 2% of its total assets in the purchase of put options. The Series will, at all times during which it holds a put option, own the security covered by such option.

         A put option purchased by the Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options allows a Series to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         C. Purchasing Call Options-- Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series may purchase call options to the extent that premiums paid by the Series do not aggregate more than 2% of the Series' total assets. When a Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         A Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. A Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although a Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Series may expire without any value to the Series.

         D. Options on Stock Indices -- Delaware VIP Balanced, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Trend, and Delaware VIP U.S. Growth Series also may write call options and purchase put options on certain stock indices and enter into closing transactions in connection therewith. Delaware VIP Balanced Series may also sell a put option purchased on stock indices. Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth and Delaware VIP U.S. Growth Series also may purchase call options on stock indices and enter into closing transactions in connection therewith. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Series on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Trend, and Delaware VIP U.S. Growth Series may offset positions in stock index options prior to expiration by entering into a closing transaction on an Exchange or may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         A Series' ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Series' portfolio securities. Since a Series' portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Series bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Series' ability to effectively hedge its securities. A Series will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Series will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

         E. Writing Covered Puts-- Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP REIT, Select Growth and Delaware VIP U.S. Growth Series may purchase or sell (write) put options on securities as a means of achieving additional return or of hedging the value of the Series' portfolio. A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Series will write only "covered" options. In the case of a put option written (sold) by the Series, the Series will maintain in a segregated account cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period.

         F. Closing Transactions-- If a Series has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that either a closing purchase or sale transaction can be effected when a Series so desires. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

         A Series will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Series will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series. If a Series purchases a put option, the loss to the Series is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit a Series realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

Investment Company Securities

         Any investments that a Series makes in either closed-end or open-end investment companies would be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, a Series may not (1) own more than 3% of the voting stock of another investment company;
(2) invest more than 5% of its total assets in the shares of any one investment company; nor (3) invest more than 10% of its total assets in shares of other investment companies. If a Series elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to investments in unregistered investment companies.

Securities of Companies in the Financial Services Industry
         Certain provisions of the federal securities laws permit investment portfolios to invest in companies engaged in securities-related activities only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other securities the Series may purchase.

         In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, including the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

         The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; (v) the acquisition of demand features or guarantees
(puts) under certain circumstances.


Lower-Rated Debt Securities
         Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP High Yield and Delaware VIP U.S. Growth Series may purchase high yield, high risk securities, commonly known as "junk bonds." These securities are rated lower than BBB by S&P or Baa by Moody's and are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Although the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See Appendix A - Description of Ratings.

         The market for lower-rated securities may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Series to value its portfolio securities and the Series' ability to dispose of these lower-rated debt securities.

         Since the risk of default is higher for lower-quality securities, the investment manager's, and/or sub-advisor's, research and credit analysis is an integral part of managing any securities of this type held by the Series. In considering investments for the Series, the investment manager, and/or sub-advisor, will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The investment manager's, and/or sub-advisor's, analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

         A Series may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Mortgage Dollar Rolls
         Delaware VIP U.S. Growth Series may enter into mortgage "dollar rolls" in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar roll transactions consist of the sale by the Series of mortgage-backed securities, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Series being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Trust to buy a security. If the broker/dealer to whom the Series sells the security becomes insolvent, the Series' right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Series is required to repurchase may be worth less than the security that the Series originally held, and the return earned by the Series with the proceeds of a dollar roll may not exceed transaction costs. The Series will place U.S. government or other liquid, high quality assets in a segregated account in an amount sufficient to cover its repurchase obligation.

Combined Transactions
         Delaware VIP U.S. Growth Series may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the investment manager, it is in the best interests of the Series to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars
         Delaware VIP U.S. Growth Series may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. The Series intends to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         Delaware VIP U.S. Growth Series will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment manager and the Series believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Series will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the investment manager. If there is a default by the counterparty, the Series may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments
         Delaware VIP U.S. Growth Series may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Series might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Reverse Repurchase Agreements
         Delaware VIP U.S. Growth Series is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by the Series and its agreement to repurchase the security at a specified time and price. The Series will maintain in a segregated account with the Custodian cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the Series; accordingly, the Series will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by the Series creates leverage which increases the Series' investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Series' earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

"Roll" Transactions
         Delaware VIP U.S. Growth Series may engage in "roll" transactions. A "roll" transaction is the sale of securities together with a commitment (for which the Series may receive a fee) to purchase similar, but not identical, securities at a future date. Under the 1940 Act, these transactions may be considered borrowings by the Series; accordingly, the Series will limit its use of these transactions, together with any other borrowings, to no more than one-fourth of its total assets. The Series will segregate liquid assets such as cash, U.S. government securities or other high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Series' aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Series temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of the Series' portfolio securities decline while the Series is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Series' aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

Variable and Floating Rate Notes
         Variable rate master demand notes, in which Delaware VIP U.S. Growth Series may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. The Series will not invest over 5% of its assets in variable rate master demand notes. Because master demand notes are direct lending arrangements between the Series and the issuer, they are not normally traded. Even though no secondary market in the notes exists, the Series may demand payment of principal and accrued interest at any time. Although the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Series will be determined by the Series' investment manager under guidelines established by the Series' Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Series' investment policies. In making such determinations, the investment manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Series, the Series may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Series to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Series could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of the Series' total assets only if such notes are subject to a demand feature that will permit the Series to demand payment of the principal within seven days after demand by the Series. If not rated, such instruments must be found by the Series' investment manager under guidelines established by the Trust's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. See Appendix A for a description of the rating symbols of S&P and Moody's. The Series may also invest in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Concentration
         In applying a Series' fundamental policy concerning concentration, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

ACCOUNTING AND TAX ISSUES

         When a Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has written expires on its stipulated expiration date, a Series recognizes a short-term capital gain. If a Series enters into a closing purchase transaction with respect to an option which a Series has written, a Series realizes a short-term capital gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Series has written is exercised, a Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has purchased expires on the stipulated expiration date, a Series realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

         Options on Certain Stock Indices--Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by the Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Trend, and Delaware VIP U.S. Growth Series at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

         Other Tax Requirements--Each Series has qualified, or intends to qualify, as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Series generally pays no federal income tax on the income and gains it distributes. The Trustees reserve the right not to maintain the qualification of a Series as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Series will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, a Series must meet certain specific requirements, including:

         (i) The Series must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Series' total assets, and, with respect to 50% of the Series' total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Series' total assets or 10% of the outstanding voting securities of the issuer;

         (ii) The Series must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

         (iii) The Series must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

         In order to comply with the diversification requirements related to variable contracts issued by insurance companies, each Series also intends to diversify its investments so that (i) no more than 55% of a Series' assets is represented by any one investment; (ii) no more than 70% of a Series' assets is represented by any two investments; (iii) no more than 80% of a Series' assets is represented by any three investments; and (iv) no more than 90% of a Series' assets is represented by any four investments.

         The Code requires each Series to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its capital gain net income earned during the 12 month period ending October 31, and 100% of any undistributed amounts in the prior year, by December 31 of each year in order to avoid federal excise tax. However, the Federal excise tax will not apply to a Series in a given calendar year, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. If for any year a Series did not meet this exception, then the Series intends to, as a matter of policy, declare and pay sufficient dividends in December or January (which are treated as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         When a Series holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Series (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         Under rules relating to "Constructive Sale Transactions," a Series must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Series generally will be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         Investment in Foreign Currencies and Foreign Securities--A Series is authorized to invest a limited amount in foreign securities. Such investments, if made, will have the following additional tax consequences to a Series:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Series accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Series actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, or forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Series' net investment company taxable income, which, in turn, will affect the amount of income to be distributed by the Series.

         If the Series' Section 988 losses exceed the Series' other net investment company taxable income during a taxable year, the Series generally will not be able to make ordinary dividend distributions for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Series shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Series shares will be treated as capital gain to you.

         The Series may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Series' income dividends paid by the Series.

         Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Series. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed will be treated as ordinary income, and any losses will reduce a Series' ordinary income otherwise available for distribution. This treatment could increase or decrease a Series' ordinary income distributions, and may cause some or all of a Series' previously distributed income to be classified as a return of capital. A return of capital generally is not taxable, but reduces the tax basis of your shares in the Series. Any return of capital in excess of your basis, however, is taxable as a capital gain.

         Investment in Passive Foreign Investment Company Securities--The Series may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Series receives an "excess distribution" with respect to PFIC stock, the Series itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Series. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Series held the PFIC shares. The Series itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Series taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Series. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain. This may have the effect of increasing Series distributions that are treated as ordinary dividends rather than long-term capital gain dividends.

         The Series may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the Series' PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. The Series would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Series were to make this second PFIC election, tax at the Series level under the PFIC rules generally would be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by the Series (if any), the amounts distributable by the Series, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Series acquires shares in that corporation. While the Series generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.


PERFORMANCE INFORMATION

         Contract owners and prospective investors will be interested in learning from time to time the current yield of Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP High Yield Series and, in addition, the effective compounded yield of Delaware VIP Cash Reserve Series. Advertisements of performance of the underlying Series, if any, will be accompanied by a statement of performance of the separate account. As explained under Dividends and Realized Securities Profits Distributions, dividends for Delaware VIP Capital Reserves and Delaware VIP Cash Reserve Series are declared daily from net investment income, dividends for Delaware VIP Global Bond Series are declared quarterly and dividends for Delaware VIP Diversified Income and Delaware VIP High Yield Series are declared annually. Yield will fluctuate as income earned fluctuates.

         From time to time, the Trust may state each Series' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Series' average annual total rate of return over the most recent one-year period, five-year period and ten-year period or lifetime period, if applicable. Each Series may also advertise aggregate and average total return information over additional periods of time.

         Each Series' average annual total rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                                           N
                                                     P(1+T) = ERV

        Where:         P  =    a hypothetical initial purchase order of $1,000;

                       T  =    average annual total return;

                       n  =    number of years;

                      ERV = redeemable value of the hypothetical $1,000 purchase at the end of the period.

         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes all distributions are reinvested at net asset value.

         The performance, as shown below, is the average annual total return quotations through December 31, 2003. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance. As of the date of this Statement of Additional Information, performance information is not available for the Delaware VIP Diversified Income Series because one year has not yet passed since its inception (May 16, 2003).

                                                Average Annual Total Return
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
                                                                   3 years        5 years       10 years
                                                 1 year ended      ended           ended         ended      Life of
                    Series*                        12/31/03       12/31/03       12/31/03       12/31/03    Fund
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP Balanced
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 7/28/88)             19.21%         -2.68%         -3.83%         6.10%         8.11%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)              18.90%         -2.85%            N/A           N/A        -1.83%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP Capital Reserves
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 7/28/88)              4.63%          6.65%          5.70%         5.76%         6.58%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)               4.21%          6.41%            N/A           N/A         7.41%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP Cash Reserve
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 7/28/88)              0.61%          1.91%          3.30%         4.07%         4.62%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)               0.40%          1.75%            N/A           N/A         2.52%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP Emerging Markets
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 5/1/97)              70.54%         23.60%         16.43%           N/A         3.80%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)              70.10%         23.39%            N/A           N/A        13.12%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP Global Bond
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 5/2/96)              20.36%         14.43%          7.82%           N/A         7.74%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)              20.04%         14.23%            N/A           N/A        13.27%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP Growth Opportunities
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 7/12/91)             41.05%         -3.75%          5.85%        10.00%         9.93%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)              40.86%         -3.92%            N/A           N/A        -7.24%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP High Yield
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 7/28/88)             28.74%          7.93%          0.50%         3.76%         6.49%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)              28.61%          7.72%            N/A           N/A         3.16%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP International Value Equity
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 10/29/92)            43.44%          3.86%          5.45%         7.96%         8.55%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)              43.11%          3.71%            N/A           N/A         4.90%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP Large Cap Value
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 7/28/88)             28.29%          0.09%          1.61%         9.99%         9.34%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)              28.10%         -0.06%            N/A           N/A         4.40%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP REIT Series
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 5/4/98)              34.02%         15.08%         14.28%           N/A        10.63%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)              33.73%         14.90%            N/A           N/A        17.74%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP Select Growth
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 5/3/99)              39.46%        -10.49%            N/A           N/A        -4.80%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)              39.07%        -10.65%            N/A           N/A       -13.41%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP Small Cap Value
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 12/27/93)            41.98%         14.44%         11.00%        12.55%        12.77%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)              41.66%         14.25%            N/A           N/A        16.86%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP Trend
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 12/27/93)            35.10%         -2.89%          7.77%        12.16%        12.36%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)              34.79%         -3.06%            N/A           N/A        -6.90%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
Delaware VIP U.S. Growth
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Standard Class (Inception 11/15/99)            23.75%        -12.88%            N/A           N/A        -9.20%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------
     Service Class (Inception 5/01/00)              23.37%        -13.02%            N/A           N/A       -12.57%
------------------------------------------------ -------------- -------------- -------------- ------------- -------------

* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements and Sub-Advisory Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

         Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP High Yield Series may also quote current yield, calculated as described below, in advertisements and investor communications.

         The yield computation for Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP High Yield Series is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                                     a - b     6
                                        YIELD = 2[(-------- + 1) - 1]
                                                       cd

        Where:          a  =    dividends and interest earned during the period;

                        b  =    expenses accrued for the period (net of
                                reimbursements);

                        c  =    the average daily number of shares outstanding
                                during the period that were entitled to receive dividends;

                        d  =    the maximum offering price per share on the last
                                day of the period.

         The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by the Series. The yield of Delaware VIP Capital Reserves Series, Delaware VIP Global Bond Series and Delaware VIP High Yield Series as of December 31, 2003 using this formula was as follows:

                        ------------------------------------------------ -------
                        Series                                           Yield
                        ------------------------------------------------ -------
                        Delaware VIP Capital Reserves Series             3.48%
                        ------------------------------------------------ -------
                        Delaware VIP Global Bond Series                  2.64%
                        ------------------------------------------------ -------
                        Delaware VIP High Yield Series                   7.24%
                        ------------------------------------------------ -------

          The yields shown is that of the Standard Class shares of each Series, which does not carry a 12b-1 fee. Performance of the Service Class shares will be lower than the Standard Class to the extent of the 12b-1 fee noted above.

         Yield quotations are based on the offering price determined by each Series' net asset value on the last day of the period and will fluctuate depending on the period covered.

         Delaware VIP Cash Reserve Series may also quote its current yield in advertisements and investor communications.

         Yield calculation for Delaware VIP Cash Reserve Series begins with the value of a hypothetical account of one share at the beginning of a seven-day period; this is compared with the value of that same account at the end of the same period (including shares purchased for the account with dividends earned during the period). The net change in the account value is generally the net income earned per share during the period, which consists of accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses (excluding expenses reimbursed by the investment manager) but does not include realized gains or losses or unrealized appreciation or depreciation.

         The current yield of Delaware VIP Cash Reserve Series represents the net change in this hypothetical account annualized over 365 days. In addition, a shareholder may achieve a compounding effect through reinvestment of dividends which is reflected in the effective yield shown below.

         The following is an example, for purposes of illustration only, of the current and effective yield calculations for Delaware VIP Cash Reserve Series for the seven-day period ended December 31, 2003.

                                                                                             Standard Class       Service Class
Value of a hypothetical account with one share at the beginning of the period                 $1.00000000         $1.00000000

Value of the same account at the end of the period                                             1.00008221          1.00002738

Net change in account value                                                                    0.00008221          0.00002738*

Base period return = net change in account value/beginning account value                       0.00008221          0.00002738

Current yield [base period return x (365/7)]                                                   0.43%**             0.14%**
                                                                                               =====               =====

Effective yield (1 + base period)365/7 - 1                                                     0.43%***            0.14%***
                                                                                               =====               =====

Weighted average life to maturity of the portfolio on December 31, 2003 was 19 days.

  * This represents the net income per share for the seven calendar days ended December 31, 2003.

 ** This represents the average of annualized net investment income per share for the seven calendar days ended December 31, 2003.

*** This represents the current yield for the seven calendar days ended
    December 31, 2003 compounded daily.

         The yield quoted at any time represents the amount being earned on a current basis and is a function of the types of instruments in Delaware VIP Cash Reserve Series' portfolio, their quality and length of maturity, and the Series' operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of the investment.

         The yield will fluctuate daily as the income earned on the investments of Delaware VIP Cash Reserve Series fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Trust is an open-end investment company and that there is no guarantee that the net asset value or any stated rate of return will remain constant. Investment performance is not insured. Investors comparing results of Delaware VIP Cash Reserve Series with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by Delaware VIP Cash Reserve Series. Although Delaware VIP Cash Reserve Series determines the yield on the basis of a seven-calendar-day period, it may, from time to time, use a different time span.

         Other funds of the money market type may calculate their yield on a different basis and the yield quoted by the Series could vary upward or downward if another method of calculation or base period were used.

         Investors should note that income earned and dividends paid by Delaware VIP Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP High Yield Series will also vary depending upon fluctuations in interest rates and performance of each Series' portfolio. The net asset value of each Series may change. Unlike Delaware VIP Cash Reserve Series, Delaware VIP

Capital Reserves, Delaware VIP Diversified Income, Delaware VIP Global Bond and Delaware VIP High Yield Series invest in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Series' net asset values tend to rise when interest rates fall. Conversely, the Series' net asset values tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Series will vary from day to day and investors should consider the volatility of the Series' net asset values as well as their yields before making a decision to invest.


The Power of Compounding
         As part of your variable contract, any earnings from your investment selection are automatically reinvested to purchase additional shares of a Series. This gives your investment yet another opportunity to grow and is called the Power of Compounding. Each Series may included illustrations showing the Power of Compounding in advertisements and other types of literature.


TRADING PRACTICES AND BROKERAGE

         The respective investment manager for each Series selects banks, brokers or dealers to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Each Series pays reasonably competitive brokerage commission rates based upon the professional knowledge of the investment manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Series may pay a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where a Series either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is in the equivalent of a commission.

         For those Series that paid brokerage commissions, the aggregate dollar amounts of such brokerage commissions paid by the Series during the fiscal years ended December 31, 2001, 2002 and 2003 are shown below:

    --------------------------------------------------- ----------------- ----------------- ------------------
                                                                    2001              2002               2003
    --------------------------------------------------- ----------------- ----------------- ------------------
     Delaware VIP Balanced Series                               $297,597          $291,600            $86,735
    --------------------------------------------------- ----------------- ----------------- ------------------
     Delaware VIP Diversified Income Series1                          $0                $0               $111
    --------------------------------------------------- ----------------- ----------------- ------------------
     Delaware VIP Emerging Markets Series                        $29,128           $28,360            $57,238
    --------------------------------------------------- ----------------- ----------------- ------------------
     Delaware VIP Growth Opportunities Series                   $329,355          $372,599           $268,570
    --------------------------------------------------- ----------------- ----------------- ------------------
     Delaware VIP International Value Equity Series             $205,743          $149,807            $96,009
    --------------------------------------------------- ----------------- ----------------- ------------------
     Delaware VIP Large Cap Value Series                      $1,065,099          $941,997           $573,661
    --------------------------------------------------- ----------------- ----------------- ------------------
     Delaware VIP REIT Series                                   $274,644          $637,580           $550,954
    --------------------------------------------------- ----------------- ----------------- ------------------
     Delaware VIP Select Growth Series                          $165,074          $176,707            $97,888
    --------------------------------------------------- ----------------- ----------------- ------------------
     Delaware VIP Small Cap Value Series                        $340,587          $659,778           $782,416
    --------------------------------------------------- ----------------- ----------------- ------------------
     Delaware VIP Trend Series                                  $460,007          $821,629         $1,008,820
    --------------------------------------------------- ----------------- ----------------- ------------------
     Delaware VIP U.S. Growth Series                             $30,259           $37,298            $39,430
    --------------------------------------------------- ----------------- ----------------- ------------------

(1)      Commenced operations on May 9, 2003.

         The respective investment manager may allocate out of all commission business generated by all of the funds and accounts under management by the respective investment manager, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers; securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses;

and providing portfolio performance evaluation and technical market analyses. Such services are used by the respective investment manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended December 31, 2003, portfolio transactions of the following Series in the amounts listed below, resulting in brokerage commissions in the amounts listed below were directed to brokers for brokerage and research services provided:

        ----------------------------------------------- --------------------- -----------------------
                                                                   Portfolio               Brokerage
                                                                Transactions             Commissions
                                                                     Amounts                 Amounts
                                                                     -------                 -------
        ----------------------------------------------- --------------------- -----------------------
        Delaware VIP Balanced Series                             $15,500,180                 $23,069
        ----------------------------------------------- --------------------- -----------------------
        Delaware VIP Diversified Income Series                          $-0-                    $-0-
        ----------------------------------------------- --------------------- -----------------------
        Delaware VIP Emerging Markets                                   $-0-                    $-0-
        ----------------------------------------------- --------------------- -----------------------
        Delaware VIP Growth Opportunities Series                 $64,728,729                $115,454
        ----------------------------------------------- --------------------- -----------------------
        Delaware VIP International Value Equity Series            $8,243,372                 $14,404
        ----------------------------------------------- --------------------- -----------------------
        Delaware VIP Large Cap Value Series                     $106,886,675                $152,746
        ----------------------------------------------- --------------------- -----------------------
        Delaware VIP REIT Series                                $136,078,279                $277,706
        ----------------------------------------------- --------------------- -----------------------
        Delaware VIP Select Growth                               $18,896,796                 $27,244
        ----------------------------------------------- --------------------- -----------------------
        Delaware VIP Small Cap Value Series                      $92,870,322                $205,745
        ----------------------------------------------- --------------------- -----------------------
        Delaware VIP Trend Series                               $115,138,725                $201,676
        ----------------------------------------------- --------------------- -----------------------
        Delaware VIP U.S. Growth Series                          $10,768,662                 $15,165
        ----------------------------------------------- --------------------- -----------------------

         As provided in the Securities Exchange Act of 1934, as amended, and the Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the respective investment manager which constitute in some part brokerage and research services used by the respective investment manager in connection with its investment decision-making process and constitute in some part services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the respective investment manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Trust and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The respective investment manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order that receives an allocation may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the respective investment manager and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with NASD Regulation, Inc (the "NASDR(SM)") rules, and subject to seeking best execution, the Trust may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds' shares as a factor in the selection of brokers and dealers to execute Series portfolio transactions.

Portfolio Turnover

         The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate for each Series. Given the respective Series' investment objectives, the Trust anticipates that, ordinarily, the annual portfolio turnover rates are not expected to exceed 100% for the Delaware VIP Emerging Markets, Delaware VIP Large Cap Value, Delaware VIP International Value Equity, Delaware VIP REIT and Delaware VIP Small Cap Value Series, 200% for the Delaware VIP Capital Reserves Series, and may exceed 100% for the Delaware VIP Balanced, Delaware VIP Diversified Income, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP High Yield, Delaware VIP Select Growth, Delaware VIP Technology and Information, Delaware VIP Trend and Delaware VIP U.S. Growth Series. It is possible that in any particular year market conditions or other factors might result in portfolio activity at a greater rate than anticipated. The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Series during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         The degree of portfolio activity may affect brokerage costs incurred by each Series. A turnover rate of 100% would occur, for example, if all the investments in a Series' portfolio at the beginning of the year were replaced by the end of the year. In investing to achieve their respective objective, a Series may hold securities for any period of time. Portfolio turnover will also be increased if a Series writes a large number of call options which are subsequently exercised. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Series' shares.

         The portfolio turnover rates for the Series noted below for the past two fiscal years were as follows:

        ------------------------------------------------- ------------------------- -------------------------
                                                                 Year Ended                Year Ended
                             Series                          December 31, 2003         December 31, 2002
                             ------                          -----------------         -----------------
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP Balanced Series                                 231%                      303%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP Capital Reserves Series                         438%                      427%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP Diversified Income Series                       521%                       N/A
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP Emerging Markets Series                          71%                       39%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP Global Bond Series                              111%                       49%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP Growth Opportunities Series                      94%                       88%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP High Yield Series                               716%                      587%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP International Value Equity Series                11%                       13%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP Large Cap Value Series                           79%                      100%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP REIT Series                                      37%                       53%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP Select Growth Series                             72%                      106%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP Small Cap Value Series                           41%                       43%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP Trend Series                                     50%                       43%
        ------------------------------------------------- ------------------------- -------------------------
        Delaware VIP U.S. Growth Series                              102%                      101%
        ------------------------------------------------- ------------------------- -------------------------

OFFERING PRICE

         The offering price of shares is the net asset value per share next to be determined after an order is received. The purchase of shares becomes effective at the close of business on the day on which the investment is received from the life company and after any dividend is declared. Dividends, if any, begin to accrue on the next business day. There is no front-end or contingent deferred sales charge.

         The purchase will be effected at the net asset value next computed after the receipt of Federal Funds provided they are received by the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when such exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed. In the event of changes in the New York Stock Exchange's time of closing, the Trust reserves the right to price at a different time, to price more often than once daily or to make the offering price effective at a different time.

         An example showing how to calculate the net asset value per share is included in the Series' financial statements, which are incorporated by reference into this Part B.

         The net asset value per share is computed by adding the value of all securities and other assets in a Series' portfolio, deducting any liabilities of that Series and dividing by the number of that Series' shares outstanding. Expenses and fees are accrued daily. Each Series' net asset value per share is computed by adding the value of all the securities and other assets in the Series' portfolio, deducting any liabilities of the Series, and dividing by the number of Trust shares outstanding. Expenses and fees are accrued daily. In determining a Series' total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practical, or it is not reasonably practical for a Series fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Trust may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw a request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

Money Market Series
         The Board of Trustees has adopted certain procedures to monitor and stabilize the price per share of Delaware VIP Cash Reserve Series. Calculations are made each day to compare part of the Series' value with the market value of instruments of similar character. At regular intervals all issues in the portfolio are valued at market value. Securities maturing in more than 60 days are valued more frequently by obtaining market quotations from market makers. The portfolio will also be valued by market makers at such other times as is felt appropriate. In the event that a deviation of more than 1/2 of 1% exists between the Series' $10 per share offering and redemption prices and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated, such as changing the price to more or less than $10 per share.


DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         Dividends for the Delaware VIP Capital Reserves Series are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year. The Trust's fiscal year ends on December 31.

         For the Delaware VIP Balanced and Delaware VIP Large Cap Value Series, the Trust will make payments from the Series' net investment income annually. Distributions from the respective Series' net realized securities profits, if any, normally will be made following the close of the fiscal year.

         For the Delaware VIP Diversified Income, Delaware VIP Emerging Markets, Delaware VIP Global Bond, Delaware VIP Growth Opportunities, Delaware VIP High Yield, Delaware VIP International Value Equity, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Trend and Delaware VIP U.S. Growth Series, the Trust will make payments from the Series' net income and net realized securities profits, if any, once a year.

         All dividends and distributions are automatically reinvested in additional Series shares.

Delaware VIP Cash Reserve Series
         The Trust declares a dividend of this Series' net investment income on a daily basis, to shareholders of record at the time of the previous calculation of the Series' net asset value, each day that the Trust is open for business. Payment of dividends will be made monthly. The amount of net investment income will be determined at the time the offering price and net asset value are determined (see Offering Price), and shall include investment income accrued, less the estimated expenses of the Series incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared at the time the offering price and net asset value are determined, as noted above, will be deducted immediately before the net asset value calculation is made. See Offering Price. Net investment income earned on days when the Trust is not open will be declared as a dividend on the next business day. An investor begins earning dividends when payments for shares purchased are converted into Federal Funds and are available for investment.

         To the extent necessary to maintain a $10 per share net asset value, the Board of Trustees will consider temporarily reducing or suspending payment of daily dividends, or making a distribution of realized securities profits or other distributions at the time the net asset value per share has changed.

Distribution and Service
        Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Funds' financial intermediary wholesaler pursuant to a Second Amended and Restated Financial Intermediary Distribution Agreement with the Distributor dated August 21, 2003. LFD shall: (i) promote the sale of the Funds' shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"); (ii) create messaging and packaging for certain non-regulatory sales and marketing materials related to the Funds; and (iii) produce such non-regulatory sales and marketing materials related to the Funds. The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055. The rate of compensation, which is calculated and paid monthly, to LFD for the sales of shares of the retail funds of Delaware Investments Family of Funds (excluding the shares of Delaware VIP Trust series, money market funds and house accounts and shares redeemed within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

---------------------------------------------------------------------------------------- ---------------------------
                                                                                           Basis Points on Sales
---------------------------------------------------------------------------------------- ---------------------------
Retail Mutual Funds (Class A, B and C Shares)                                                      0.50%
---------------------------------------------------------------------------------------- ---------------------------
Merrill Lynch Connect Program                                                                      0.25%
---------------------------------------------------------------------------------------- ---------------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                                                    0.45%
---------------------------------------------------------------------------------------- ---------------------------
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and                            0%
Delaware International Value Equity Fund Class I Shares
---------------------------------------------------------------------------------------- ---------------------------

        In addition to the non-recurring fee set forth above, the Distributor pays LFD a fee at the annual rate set forth below of the average daily net assets of Fund shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries, including those Fund shares sold before the date of this Agreement.

---------------------------------------------------------------------------------------- ---------------------------
                                                                                           Basis Points on Sales
---------------------------------------------------------------------------------------- ---------------------------
Retail Mutual Funds (including shares of money market funds and house
accounts and shares redeemed within 30 days of purchase)                                          0.04%
---------------------------------------------------------------------------------------- ---------------------------
Merrill Lynch Connect Program                                                                        0%
---------------------------------------------------------------------------------------- ---------------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                                                   0.04%
---------------------------------------------------------------------------------------- ---------------------------
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and                        0.04%
Delaware International Value Equity Fund Class I Shares
---------------------------------------------------------------------------------------- ---------------------------

         The fees associated with LFD's services to the Funds are borne exclusively by the Distributor and not by the Funds.

Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA)
         On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA) .The new law reduces the tax rate on dividends and capital gains to 15% (5% for taxpayers with income in the lower brackets; 0% for those taxpayers in 2008).

Reduction of Tax Rate on Dividends
         Qualifying dividends received by the funds after December 31, 2002, will be taxed at a rate of 15% (5% for taxpayers with income in the lower brackets; 0% for these taxpayers in 2008). Prior law will apply for tax years beginning after December 31, 2008. Dividends paid on foreign corporation stocks that are readily tradable on U.S. securities markets are eligible for the lower rates.

         The amount of ordinary dividends qualifying for the lower tax rates that may be paid by a RIC for any tax year may not exceed the amount of the aggregate qualifying dividends received by the RIC, unless that aggregate is at least 95% of the RIC gross income (as specially computed), in which case the entire dividend qualifies. Obviously, money market and bond mutual fund distributions will generally not qualify.

         The lower tax rates are not available for dividends to the extent that the taxpayer is obligated to make related payments with respect to positions in substantially similar or related property (e.g., payments in lieu of dividends under a short sale). The capital gain rates also do not apply to (1) dividends received from an organization that was exempt from tax under Section 501 or was a tax-exempt farmers' cooperative in either the tax year of the distribution or the preceding tax year; (2) dividends received from a mutual savings bank that received a deduction under Section 591; or (3) deductible dividends paid on employer securities (i.e., under Section 404(k)).

         Owners whose shares are lent in short sales would not qualify for the lower rate. The lower tax rates would not apply under the law as enacted to "payments in lieu of dividends," which are received by someone whose stock is loaned to a short-seller. Brokerages have commonly lent stock out of margin accounts to short sellers, but may need to accommodate investors who do not want to receive unfavorable dividend treatment because their stock was lent out. Depending on the details of regulations that may be issued later this year, brokerages may decide to limit any such loans after 2003 to securities that are held in accounts owned by tax-indifferent parties, such as pension funds. The legislative history indicates that the Service is to be liberal in waiving penalties for failure to report substitute payments properly for payors who are making good-faith efforts to comply, but cannot reasonably do so given the time needed to update their systems.

Reduction of Tax Rate on Capital Gains
         Under JGTRRA, the top individual rate on adjusted net capital gain, which was generally 20% (10% for taxpayers in the 10% and 15% brackets), is reduced to 15% (5% for taxpayers with income in the lower brackets). These lower rates apply to both the regular tax and the alternative minimum tax. The lower rates apply to assets held more than one year. For taxpayers with income in the lower brackets, the 5% rate is reduced to 0% for 2008.

         The tax rate on short-term capital gains is unchanged, and they will continue to be taxed at the ordinary income rate. The capital gains changes apply to sales and exchanges (and installment payments received) on or after May 6, 2003, but not with respect to tax years beginning after December 31, 2008.

         The special tax rates for gains on assets held for more than five years (8% for taxpayers with income in the 10% and 15% brackets; 18% for other taxpayers with respect to assets purchased after 2000) have been repealed.

Back-up withholding Changes
         Prior to the passage of JGTRRA the backup withholding rate for shareholders that did not provide taxpayer identification numbers was 30%. This rate has been reduced to 28%, retroactive to January 1, 2003.

TAXES

         Each Series of the Trust is treated as a single tax entity, and any capital gains and losses for each series are calculated separately. It is the Series' policy to pay out substantially all net investment income and net realized gains to relieve the Trust of federal income tax liability on that portion of its income paid to shareholders under the Code.

         The Series does not have a fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, the Series intends to offset realized securities profits to the extent of the capital losses carried forward.

         A Series may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Series is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Series (possibly causing the Series to sell securities to raise the cash for necessary distributions) and/or defer the Series' ability to recognize a loss, and, in limited cases, subject the Series to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed by the Series.

INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS

         Delaware Management Company ("Delaware Management"), located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to Delaware VIP Balanced, Delaware VIP Capital Reserves, Delaware VIP Cash Reserve, Delaware VIP Diversified Income, Delaware VIP Large Cap Value, Delaware VIP Growth Opportunities, Delaware VIP High Yield, Delaware VIP REIT, Delaware VIP Select Growth, Delaware VIP Small Cap Value, Delaware VIP Trend, and Delaware VIP U.S. Growth Series.

         Delaware International Advisers Ltd. ("Delaware International"), located at Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes investment management services to Delaware VIP Diversified Income, Delaware VIP International Value Equity, Delaware VIP Global Bond and Delaware VIP Emerging Markets Series. Such services are provided subject to the supervision and direction of the Trust's Board of Trustees. Delaware International is affiliated with Delaware Management.


         The Investment Management Agreements for each Series are dated December 15, 1999 and were approved by the initial shareholder on that date. The Agreements will remain in effect for an initial period of two years. The Agreements may be renewed only if such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series, and only if the terms and the renewal thereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days' notice by the Trustees of the Trust or by the respective investment manager. The Agreements will terminate automatically in the event of their assignments.

         Under the Investment Management Agreement, Delaware Management or Delaware International is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of a Series:

        ------------------------------------------------ -------------------------------------------------
                            Series                                     Management Fee Rate
        ------------------------------------------------ -------------------------------------------------
        Delaware VIP Capital Reserves Series             0.50% on the first $500 million
                                                         0.475% on the next $500 million
                                                         0.45% on the next $1.5 billion
                                                         0.425% on assets in excess of $2.5 billion
        ------------------------------------------------ -------------------------------------------------
        Delaware VIP Cash Reserve Series                 0.45% on the first $500 million
                                                         0.40% on the next $500 million
                                                         0.35% on the next $1.5 billion
                                                         0.30% on assets in excess of $2.5 billion
        ------------------------------------------------ -------------------------------------------------
        Delaware VIP Global Bond Series                  0.75% on the first $500 million
        Delaware VIP Growth Opportunities Series         0.70% on the next $500 million
        Delaware VIP REIT Series                         0.65% on the next $1.5 billion
        Delaware VIP Select Growth Series                0.60% on assets in excess of $2.5 billion
        Delaware VIP Small Cap Value Series
        Delaware VIP Trend Series
        ------------------------------------------------ -------------------------------------------------
        Delaware VIP Balanced Series                     0.65% on the first $500 million
        Delaware VIP Diversified Income                  0.60% on the next $500 million
        Delaware VIP High Yield Series                   0.55% on the next $1.5 billion
        Delaware VIP Large Cap Value Series*             0.50% on assets in excess of $2.5 billion
        Delaware VIP U.S. Growth Series
        ------------------------------------------------ -------------------------------------------------
        Delaware VIP Emerging Markets Series             1.25% on the first $500 million
                                                         1.20% on the next $500 million
                                                         1.15% on the next $1.5 billion
                                                         1.10% on assets in excess of $2.5 billion
        ------------------------------------------------ -------------------------------------------------
        Delaware VIP International Value Equity Series   0.85% on the first $500 million
                                                         0.80% on the next $500 million
                                                         0.75% on the next $1.5 billion
                                                         0.70% on assets in excess of $2.5 billion
        ------------------------------------------------ -------------------------------------------------

* Delaware Management has agreed to voluntarily waive its management fee so as not to exceed an annual rate of 0.60% of average daily net assets.


         The respective investment manager administers the affairs of and is ultimately responsible for the investment management of each of the Series to which it provides investment management services. In addition, Delaware Management pays the salaries of all Trustees, officers and employees who are affiliated with both it and the Trust.

         On December 31, 2003, the total net assets of the Trust were $2,523,384,974, broken down as follows:

        --------------------------------------------------- -----------------------
        Delaware VIP Balanced Series                                   $53,237,475
        --------------------------------------------------- -----------------------
        Delaware VIP Capital Reserves Series                           $34,083,671
        --------------------------------------------------- -----------------------
        Delaware VIP Cash Reserve Series                               $42,753,312
        --------------------------------------------------- -----------------------
        Delaware VIP Diversified Income Series                          $2,103,870
        --------------------------------------------------- -----------------------
        Delaware VIP Emerging Markets Series                           $14,448,513
        --------------------------------------------------- -----------------------
        Delaware VIP Global Bond Series                               $105,470,717
        --------------------------------------------------- -----------------------
        Delaware VIP Growth Opportunities Series                       $82,274,381
        --------------------------------------------------- -----------------------
        Delaware VIP High Yield Series                                $139,356,229
        --------------------------------------------------- -----------------------
        Delaware VIP International Value Equity Series                $167,921,730
        --------------------------------------------------- -----------------------
        Delaware VIP Large Cap Value Series                           $317,003,120
        --------------------------------------------------- -----------------------
        Delaware VIP REIT Series                                      $428,234,193
        --------------------------------------------------- -----------------------
        Delaware VIP Select Growth Series                              $28,758,096
        --------------------------------------------------- -----------------------
        Delaware VIP Small Cap Value Series                           $514,669,146
        --------------------------------------------------- -----------------------
        Delaware VIP Trend Series                                     $571,490,783
        --------------------------------------------------- -----------------------
        Delaware VIP U.S. Growth Series                                $21,579,738
        --------------------------------------------------- -----------------------

         Following are the investment management fees incurred for the last three fiscal years:

        ----------------------------------------------- -------------------- -------------------- --------------------
        Series                                          December 31, 2003    December 31, 2002    December 31, 2001
        ------                                          -----------------    -----------------    -----------------
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP Balanced Series                    $335,066 earned      $464,006 earned      $655,217 paid
                                                        $335,066 paid        $453,775 paid
                                                        $-0- waived          $10,231 waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP Capital Reserves Series            $192,857 earned      $167,086 earned      $143,095 paid
                                                        $192,857 paid        $167,086 paid
                                                        $-0- waived          $-0- waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP Cash Reserve Series                $204,356 earned      $190,785 earned      $213,937 paid
                                                        $204,356 paid        $190,785 paid
                                                        $-0- waived          $-0- waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP Diversified Income Series          $8,177 earned        N/A                  N/A
                                                        $-0- paid
                                                        $8,177 waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP Emerging Markets Series            $146,975 earned      $174,204 earned      $160,726 earned
                                                        $136,556 paid        $170,467 paid        $160,726 paid
                                                        $10,419 waived       $3,737 waived        -0- waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP Global Bond Series                 $840,196 earned      $317,088 earned      $123,864 earned
                                                        $799,715 paid        $317,088 paid        $81,739 paid
                                                        $40,481 waived       $-0- waived          $42,125 waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP Growth Opportunities Series        $566,090 earned      $821,878 earned      $1,206,684 earned
                                                        $566,090 paid        $821,878 paid        $1,170,642 paid
                                                        $-0- waived          $-0- waived          $36,042 waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP High Yield Series                  $646,550 earned      $368,976 earned      $375,464 paid
                                                        $646,550 paid        $368,976 paid
                                                        $-0- waived          $-0- waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP International Value Equity Series  $1,231,864 earned    $1,481,033 earned    $1,861,684 earned
                                                        $1,216,445 paid      $1,410,927 paid      $1,721,172 paid
                                                        $15,419 waived       $70,106 waived       $140,512 waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP Large Cap Value Series             $1,763,575 earned    $1,969,447 earned    $2,401,156 earned
                                                        $1,628,851 paid      $1,817,688 paid      $2,216,452 paid
                                                        $134,724 waived      $151,759 waived      $184,704 waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP REIT Series                        $2,328,229 earned    $1,460,993 earned    $590,353 earned
                                                        $2,328,229 paid      $1,460,877 paid      $556,847 paid
                                                        $-0- waived          $116 waived          $33,506 waived
        ----------------------------------------------- -------------------- -------------------- --------------------


        ----------------------------------------------- -------------------- -------------------- --------------------
        Series                                          December 31, 2003    December 31, 2002    December 31, 2001
        ------                                          -----------------    -----------------    -----------------
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP Select Growth Series(1)            $220,835 earned      $374,896 earned      $567,688 earned
                                                        $220,835 paid        $374,896 paid        $548,792 paid
                                                        $-0- waived          $-0- waived          $18,896 waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP Small Cap Value Series             $2,747,128 earned    $2,148,274 earned    $1,022,210 earned
                                                        $2,747,128 paid      $2,139,480 paid      $989,748 paid
                                                        $-0- waived          $8,794 waived        $32,462 waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP Trend Series                       $3,628,041 earned    $3,779,820 earned    $4,490,714 earned
                                                        $3,628,041 paid      $3,778,263 paid      $4,201,236 paid
                                                        $-0- waived          $1,557 waived        $289,478 waived
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware VIP U.S. Growth Series(2)              $83,078 earned       $88,129 earned       $129,837 earned
                                                        $83,078 paid         $88,129 paid         $108,325 paid
                                                        $-0- waived          $-0- waived          $21,512 waived
        ----------------------------------------------- -------------------- -------------------- --------------------



         Lincoln Investment Management, Inc. ("LIM") served as the Sub-Advisor to Delaware VIP REIT series for the fiscal years ended December 31, 1999 and 2000. For the fiscal years ended December 31, 2000, LIM received $41,110 for such services. As of January 2001, LIM no serves as Sub-Advisor to Delaware VIP REIT series.

         Except for those expenses borne by the respective investment manager under the Investment Management Agreements and the Distributor under the Distribution Agreement, each Series is responsible for all of its own expenses. Among others, these include the Series' proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

         Beginning May 1, 1998 (May 1, 1999 for Delaware VIP Select Growth Series, October 15, 1999 for Delaware VIP U.S. Growth Series and May 19, 2003 for Delaware VIP Diversified Income Series) through April 30, 2005, Delaware Management contracted to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets:

        ------------------------------------------------- --------------
        Delaware VIP Balanced Series                      0.80%
        ------------------------------------------------- --------------
        Delaware VIP Capital Reserves Series              0.80%
        ------------------------------------------------- --------------
        Delaware VIP Cash Reserve Series                  0.80%
        ------------------------------------------------- --------------
        Delaware VIP Diversified Income Series            0.80%
        ------------------------------------------------- --------------
        Delaware VIP Growth Opportunities Series          0.90%
        ------------------------------------------------- --------------
        Delaware VIP High Yield Series                    0.80%
        ------------------------------------------------- --------------
        Delaware VIP Large Cap Value Series               0.80%
        ------------------------------------------------- --------------
        Delaware VIP REIT Series                          0.95%
        ------------------------------------------------- --------------
        Delaware VIP Select Growth Series                 0.90%
        ------------------------------------------------- --------------
        Delaware VIP Small Cap Value Series               0.95%
        ------------------------------------------------- --------------
        Delaware VIP Trend Series                         0.95%
        ------------------------------------------------- --------------
        Delaware VIP U.S. Growth Series                   0.80%
        ------------------------------------------------- --------------

         Beginning May 1, 1998 through April 30, 2005, Delaware International contracted to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets:

        ------------------------------------------------- --------------
        Delaware VIP Emerging Markets Series              1.50%
        ------------------------------------------------- --------------
        Delaware VIP Global Bond Series                   1.00%
        ------------------------------------------------- --------------
        Delaware VIP International Value Equity Series    1.00%
        ------------------------------------------------- --------------

         Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through April 30, 1998 for the Delaware VIP High Yield, Delaware VIP Capital Reserves, Delaware VIP Cash Reserve, Delaware VIP Small Cap Value and Delaware VIP Trend Series.

         Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of Delaware VIP Large Cap Value, Delaware VIP Balanced and Delaware VIP Growth Opportunities Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets for the period July 1, 1992 through April 30, 1998.

         Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of Delaware VIP International Value Equity and Delaware VIP Global Bond Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through June 30, 1997. The waiver and payment commitment was extended through April 30, 1998 for Delaware VIP Global Bond Series. Beginning July 1, 1997, Delaware International elected voluntarily to waive its fee and pay the expenses of Delaware VIP International Value Equity to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.95% of average daily net assets through April 30, 1998.

         Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of the Delaware VIP Emerging Markets Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 1.50% of average daily net assets from the commencement of operations through April 30, 1998.

         The Fund has formally delegated to Delaware Management Company and Delaware International Advisers Ltd. (each an "Adviser") the ability to make all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

         In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are determined on a case-by-case basis; and (vii) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products.

         Because the Fund has delegated proxy voting to the Adviser, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

Distribution and Service
         Delaware Distributors, L.P. (the "Distributor"), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Trust's national distributor pursuant to a Distribution Agreement.

         The Distributor is an affiliate of Delaware Management and Delaware International and bears all of the costs of promotion and distribution. The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Distributor, Delaware Management and Delaware International, serves as the Trust's financial intermediary distributor pursuant to a Financial Intermediary Distribution Agreement with the Distributor dated January 1, 2001. LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries. The address of LFD is 350 Church Street, Hartford, CT 06103. For its services, LFD receives promotional allowances from insurance companies that sponsor annuity products that include the Series as investment options.

         Plan under Rule 12b-1 - Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan for Service Class shares of each Series (the "Plan"). The Plan permits the Trust to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class of shares to which the Plan applies. The Plan is designed to benefit the Trust and its shareholders and, ultimately the Trust's beneficial contract owners.

         The Plan permits the Trust, pursuant to its Distribution Agreement, to pay out of the assets of Service Class shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel and paying distribution and maintenance fees to insurance company sponsors, brokers, dealers and others. In addition, the Trust may make payments from the 12b-1 Plan fees of Service Class shares directly to others, such as insurance company sponsors, who aid in the distribution of Service Class shares or provide services in respect of the Service Class, pursuant to service agreements with the Trust.

         The maximum aggregate fee payable by the Trust under the Plan, and the Trust's Distribution Agreement, is on an annual basis, up to 0.30% of average daily net assets of Service Class shares (up to 0.25% of which are service fees to be paid to the Distributor, insurance company sponsors, dealers and others for providing personal service and/or maintaining shareholder accounts). Delaware Distributors, L.P. has contractually agreed to limit the fee to an annual rate of 0.25% of Service Class' average daily net assets.

         While payments pursuant to the Plan currently may not exceed 0.25% annually (and may never exceed 0.30% annually) with respect to Service Class shares, the Plan does not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plan. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Class. The monthly fees paid to the Distributor under the Plan are subject to the review and approval of Trust's unaffiliated trustees, who may reduce the fees or terminate the Plan at any time.

         All of the distribution expenses incurred by the Distributor and others, such as insurance company sponsors or broker/dealers, in excess of the amount paid on behalf of Service Class shares would be borne by such persons without any reimbursement from such Class.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plan and the Distribution Agreement, as amended, have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan by vote cast in person at a meeting duly called for the purpose of voting on the Plan and the Distribution Agreement. Continuation of the Plan and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of Service Class shares, and that there is a reasonable likelihood of the Plan providing a benefit to that Class. The Plan and the Distribution Agreement, as amended, may be terminated with respect to the Service Class at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the Service Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the Service Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the Trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plans. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be made by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

         Delaware Service Company, Inc. (the "Transfer Agent"), another affiliate of Delaware Management and Delaware International, is the Trust's shareholder servicing, dividend disbursing and transfer agent for each Series pursuant to a Shareholders Services Agreement. The Transfer Agent also provides accounting services to the Series pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The amount and purpose of 12b-1 plan payments from each Class were as follows for their last fiscal year:

------------------------------- -----------------------------------------------------------------------------------------------
                                                              Delaware VIP Trust Service Class Shares
                                -----------------------------------------------------------------------------------------------
                                               VIP        VIP        VIP       VIP          VIP         VIP           VIP
                                   VIP       Capital     Cash     Emerging    Global       Growth       High     International
                                 Balanced   Reserves   Reserves    Markets     Bond     Opportunities   Yield     Value Equity
                                  Series     Series     Series     Series     Series       Series       Series      Series
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ---------- --------------
Advertising                         -          -          -          -           -           -            -            -
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ---------- --------------
Annual/Semiannual Reports           -          -          -          -           -           -            -            -
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ---------- --------------
Broker Trails                      $12        $13        $12        $601        $18       $31,982      $77,762       $187
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ---------- --------------
Broker Sales Charges                -          -          -          -           -           -            -            -
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ---------- --------------
Dealer Service Expenses             -          -          -          -           -           -            -            -
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ---------- --------------
Interest on Broker Sales            -          -          -          -           -           -            -            -
Charges
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ---------- --------------
Commissions to Wholesalers          -          -          -          -           -           -            -            -
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ---------- --------------
Promotional-Broker Meetings         -          -          -          -           -           -            -            -
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ---------- --------------
Promotional-Other                   -          -          -          -           -           -            -            -
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ---------- --------------
Prospectus Printing                 -          -          -          -           -           -            -            -
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ---------- --------------
Telephone                           -          -          -          -           -           -            -            -
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ---------- --------------
Wholesaler Expenses                 -          -          -          $1          -           -            -            -
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ---------- --------------
Other                               -          -          -          -           -           -            -            -
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ---------- --------------
Total                              $12        $13        $12        $602        $18       $31,982      $77,762       $187
------------------------------- ---------- ---------- ---------- ----------- ---------- ------------- ---------- --------------


------------------------------- ------------------------------------------------------------------
                                             Delaware VIP Trust Service Class Shares
                                ------------------------------------------------------------------
                                    VIP                              VIP
                                   Large                 VIP        Small                  VIP
                                    Cap        VIP      Select       Cap         VIP       U.S.
                                   Value      REIT      Growth      Value      Trend      Growth
                                  Series     Series     Series      Series     Series     Series
------------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Advertising                         -          -          -          -           -          -
------------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Annual/Semiannual Reports           -          -          -          -           -          -
------------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Broker Trails                    $17,092    $85,547    $12,135    $337,255    $68,351    $4,929
------------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Broker Sales Charges                -          -          -          -           -          -
------------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Dealer Service Expenses             -          -          -          -           -          -
------------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Interest on Broker Sales            -          -          -          -           -          -
Charges
------------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Commissions to Wholesalers          -          -          -          -           -          -
------------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Promotional-Broker Meetings         -          -          -          -           -          -
------------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Promotional-Other                   -          -          -          -           -          -
------------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Prospectus Printing                 -          -          -          -           -          -
------------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Telephone                           -          -          -          -           -          -
------------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Wholesaler Expenses                $1          -          -          -           -          -
------------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Other                               -          -          -          -           -          -
------------------------------- ---------- ---------- ---------- ----------- ---------- ----------
Total                            $17,091    $85,547    $12,135    $337,255    $68,351    $4,929
------------------------------- ---------- ---------- ---------- ----------- ---------- ----------

OFFICERS AND TRUSTEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees.

         Certain officers and Trustees of the Trust hold identical positions in each of the other funds in the Delaware Investments family.

         DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc. Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Lincoln Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., DIAL Holding Company, Inc., Delaware International Holdings Ltd., Delaware International Advisers Ltd., Retirement Financial Services, Inc. and LNC Administrative Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH and Delaware International Advisers Ltd. are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

                                                                                                   Number of            Other
                                                                                               Portfolios in Fund   Directorships
                           Position(s) Held                                                     Complex Overseen       Held by
Name, Address and           with Delaware       Length of Time      Principal Occupation(s)      by Trustee or       Trustee or
Birthdate                      VIP Trust           Served              During Past 5 Years          Officer            Officer
------------------------- ------------------- -------------------- -------------------------- -------------------- ---------------
Interested Trustees

Jude T. Driscoll(2)            Chairman,      3 Years - Executive     Since August 2000, Mr.            83             None
2005 Market Street           President and         Officer            Driscoll has served in
Philadelphia, PA 19103        Trustee(4)                                various executive
                                                Trustee since       capacities at different
March 10, 1963                                  May 15, 2003           times at Delaware
                                                                         Investments(1)

                                                                   Senior Vice President and
                                                                    Director of Fixed-Income
                                                                   Process - Conseco Capital
                                                                           Management
                                                                    (June 1998 - August 2000)

                                                                       Managing Director -
                                                                       NationsBanc Capital
                                                                            Markets
                                                                     (February 1996 - June
                                                                             1998)

Independent Trustees

Walter P. Babich               Trustee            15 Years          Board Chairman - Citadel           101             None
2005 Market Street                                                  Construction Corporation
Philadelphia, PA 19103                                                  (1989 - Present)

October 1, 1927

John H. Durham                 Trustee            24 Years(3)           Private Investor               101            Trustee -
2005 Market Street                                                                                                Abington Memorial
Philadelphia, PA 19103                                                                                                Hospital

August 7, 1937                                                                                                  President/Director -
                                                                                                                 22 WR Corporation
John A. Fry                    Trustee(4)          2 Year            President - Franklin &            83
2005 Market Street                                                      Marshall College                               None
Philadelphia, PA 19103                                               (June 2002 - Present)

May 28, 1960                                                        Executive Vice President
                                                                        - University of
                                                                          Pennsylvania
                                                                    (April 1995 - June 2002)

Anthony D. Knerr               Trustee            10 Years         Founder/Managing Director           101              None
2005 Market Street                                                     - Anthony Knerr &
Philadelphia, PA 19103                                               Associates (Strategic
                                                                          Consulting)
December 7, 1938                                                        (1990 - Present)

Ann R. Leven                   Trustee           14 Years           Treasurer/Chief Fiscal             101           Director -
2005 Market Street                                                Officer - National Gallery                         Andy Warhol
Philadelphia, PA 19103                                                      of Art                                   Foundation
                                                                         (1994 - 1999)
November 1, 1940                                                                                                      Director -
                                                                                                                    Systemax Inc.



                                                                                                   Number of               Other
                                                                                               Portfolios in Fund     Directorships
                           Position(s) Held                                                     Complex Overseen         Held by
Name, Address and           with Delaware       Length of Time      Principal Occupation(s)      by Trustee or         Trustee or
Birthdate                      VIP Trust           Served              During Past 5 Years           Officer            Officer
------------------------- ------------------- -------------------- --------------------------- -------------------- ----------------
Independent Trustees (continued)

Thomas F. Madison               Trustee             9 Years         President/Chief Executive           101            Director -
2005 Market Street                                                   Officer - MLM Partners,                      CenterPoint Energy
Philadelphia, PA 19103                                                Inc. (Small Business
                                                                    Investing and Consulting)                          Director -
February 25, 1936                                                   (January 1993 - Present)                      Digital River Inc.

                                                                                                                       Director -
                                                                                                                  Rimage Corporation

                                                                                                                       Director -
                                                                                                                  Valmont Industries
                                                                                                                         Inc.

Janet L. Yeomans                Trustee            4 Years          Vice President/Mergers &           101               None
2005 Market Street                                                       Acquisitions -
Philadelphia, PA 19103                                                  3M Corporation
                                                                    (January 2003 - Present)
July 31, 1948
                                                                      Ms. Yeomans has held
                                                                       various management
                                                                   positions at 3M Corporation
                                                                           since 1983.

Officers

Joseph H. Hastings          Executive Vice       Executive Vice       Mr. Hastings has served           98               None
2005 Market Street          President and      President and Chief    in various executive
Philadelphia, PA 19103      Chief Financial     Financial Officer    capacities at different
                               Officer        since August 21, 2003    times at Delaware
December 19, 1949                                                          Investments

Richelle S. Maestro           Senior Vice      Chief Legal Officer  Ms. Maestro has served in           98               None
2005 Market Street         President, Chief   since March 17, 2003      various executive
Philadelphia, PA 19103     Legal Officer and                        capacities at different
                              Secretary                                times at Delaware
November 26, 1957                                                          Investments

Michael P. Bishof             Senior Vice          8 Years          Mr. Bishof has served in            98               None
2005 Market Street          President and                             various executive
Philadelphia, PA 19103        Treasurer                              capacities at different
                                                                        times at Delaware
August 18, 1962                                                           Investments

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the funds of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

         Following is additional information regarding investment professionals affiliated with the Trust.

                                  Position(s) Held with Delaware                                   Principal Occupation(s) During
Name, Address and Birthdate                  VIP Trust                 Length of Time Served                 Past 5 Years
--------------------------------- -------------------------------- ------------------------------ ----------------------------------
Christopher S. Adams                 Vice President and Senior                7 Years              Mr. Adams has served in various
2005 Market Street                        Equity Analyst                                           capacities at different times at
Philadelphia, PA 19103                                                                             Delaware Investments

April 24, 1962

Robert Akester                      Senior Portfolio Manager of               7 Years              Mr. Akester has served in various
3rd Floor                             Delaware International                                       capacities at different times at
80 Cheapside                               Advisers Ltd.                                           Delaware International
London, England
EC2V 6EE

April 25, 1948

Damon J. Andres                    Vice President and Portfolio               8 Years              Mr. Andres has served in various
2005 Market Street                            Manager                                              capacities at different times at
Philadelphia, PA 19103                                                                             Delaware Investments

October 24, 1969



                                        Position(s) Held with                                     Principal Occupation(s) During
Name, Address and Birthdate              Delaware VIP Trust             Length of Time Served             Past 5 Years
--------------------------------- -------------------------------- ------------------------------ ----------------------------------
Marshall T. Bassett                  Senior Vice President and                5 Years             Mr. Bassett has served in various
2005 Market Street                   Senior Portfolio Manager                                      capacities at different times at
Philadelphia, PA 19103                                                                                   Delaware Investments

February 8, 1954

Joanna Bates                        Senior Portfolio Manager of               6 Years              Ms. Bates has served in various
3rd Floor                             Delaware International                                       capacities at different times at
80 Cheapside                               Advisers Ltd.                                                Delaware International
London, England
EC2V 6EE

March 14, 1960

Christopher S. Beck                  Senior Vice President and                5 Years               Mr. Beck has served in various
2005 Market Street                   Senior Portfolio Manager                                      capacities at different times at
Philadelphia, PA 19103                                                                                   Delaware Investments

December 5, 1957

Stephen R. Cianci                    Vice President and Senior               10 Years              Mr. Cianci has served in various
2005 Market Street                       Portfolio Manager                                         capacities at different times at
Philadelphia, PA 19103                                                                                    Delaware Investments

May 12, 1969


J. Paul Dokas                        Senior Vice President and                5 Years              Mr. Dokas has served in various
2005 Market Street                    Director of Research -                                       capacities at different times at
Philadelphia, PA 19103                     Quantitative                                                  Delaware Investments

October 17, 1959

Gerald S. Frey                      Managing Director and Chief               6 Years               Mr. Frey has served in various
2005 Market Street                  Investment Officer - Growth                                    capacities at different times at
Philadelphia, PA 19103                       Investing                                                  Delaware Investments

February 7, 1946



                                      Position(s) Held with                                         Principal Occupation(s) During
Name, Address and Birthdate            Delaware  VIP Trust             Length of Time Served                Past 5 Years
--------------------------------- -------------------------------- ------------------------------ ----------------------------------
Clive A. Gillmore                  Deputy Managing Director and              13 Years             Mr. Gillmore has served in various
3rd Floor                           Senior Portfolio Manager of                                    capacities at different times at
80 Cheapside                          Delaware International                                            Delaware International
London, England                            Advisers Ltd.
EC2V 6EE

January 14, 1960

Robert E. Ginsberg                   Vice President and Senior                5 Years             Mr. Ginsberg has served in various
2005 Market Street                        Equity Analyst                                           capacities at different times at
Philadelphia, PA 19103                                                                                  Delaware Investments

May 20, 1973

Paul Grillo                          Vice President and Senior               10 Years              Mr. Grillo has served in various
2005 Market Street                       Portfolio Manager                                         capacities at different times at
Philadelphia, PA 19103                                                                                   Delaware Investments

May 16, 1959

John A. Heffern                      Senior Vice President and                5 Years              Mr. Heffern has served in various
2005 Market Street                   Senior Portfolio Manager                                      capacities at different times at
Philadelphia, PA 19103                                                                                   Delaware Investments

October 20, 1961

Jeffrey W. Hynoski                 Vice President and Portfolio               4 Years                Vice President and Portfolio
2005 Market Street                            Manager                                              Manager of Delaware Investment
Philadelphia, PA 19103                                                                             Advisers, a series of Delaware
                                                                                                      Management Business Trust
                                                                                                         (1997 - Present)

September 19, 1962
                                                                                                    Vice President - Bessener Trust
                                                                                                         Company (1993 - 1997)



                                      Position(s) Held with                                         Principal Occupation(s) During
Name, Address and Birthdate            Delaware  VIP Trust             Length of Time Served                Past 5 Years
--------------------------------- -------------------------------- ------------------------------ ----------------------------------
Jordan L. Irving                         Vice President and Senior           Less than 1 year    Vice President and Senior Portfolio
2005 Market Street                           Portfolio Manager                                      Manager - Delaware Investment
Philadelphia, PA 19103                                                                              Advisers, a series of Delaware
                                                                                                      Management Business Trust
December 25, 1973                                                                                        (2004 - Present)

                                                                                                     Vice President and Portfolio
                                                                                                    Manager - U.S. Active Large Cap
                                                                                                      Value Team, Merrill Lynch
                                                                                                   Investment Managers (2001 - 2004)

                                                                                                  Assistant Vice President and
                                                                                                  Associate Portfolio Manager - U.S.
                                                                                                     Active Large Cap Value Team,
                                                                                                   Merrill Lynch Investment Managers
                                                                                                            (2000 - 2001)

                                                                                                    Senior Specialist - U.S. Active
                                                                                                     Large Cap Value Team, Merrill
                                                                                                       Lynch Investment Managers
                                                                                                             (1998 - 2000)

Steven T. Lampe                        Vice President and Portfolio               7 Years          Mr. Lampe has served in various
2005 Market Street                                Manager                                          capacities at different times at
Philadelphia, PA 19103                                                                                   Delaware Investments

September 13, 1968

Emma R.E. Lewis                         Senior Portfolio Manager of               8 Years          Ms. Lewis has served in various
3rd Floor                                 Delaware International                                   capacities at different times at
80 Cheapside                                   Advisers Ltd.                                            Delaware International
London, England
EC2V 6EE

January 23, 1969

Anthony A. Lombardi                      Vice President and Senior           Less than 1 year    Vice President and Senior Portfolio
2005 Market Street                           Portfolio Manager                                      Manager - Delaware Investment
Philadelphia, PA 19103                                                                              Advisers, a series of Delaware
                                                                                                      Management Business Trust
October 6, 1965                                                                                             (2004 - Present)

                                                                                                   Director and Portfolio Manager -
                                                                                                  U.S. Active Large Cap Value Team,
                                                                                                   Merrill Lynch Investment Managers
                                                                                                            (2003 - 2004)

                                                                                                     Vice President and Portfolio
                                                                                                   Manager - U.S. Active Large Cap
                                                                                                       Value Team, Merrill Lynch
                                                                                                  Investment Managers (2000 - 2003)

                                                                                                  Vice President and Senior Research
                                                                                                   Analyst - U.S. Active Large Cap
                                                                                                      Value Team, Merrill Lynch
                                                                                                   Investment Managers (1998 - 2000)

Nigel G. May                            Director, Senior Portfolio               12 Years           Mr. May has served in various
3rd Floor                              Manager and Regional Research                               capacities at different times at
80 Cheapside                               Director of Delaware                                         Delaware International
London, England                         International Advisers Ltd.
EC2V 6EE

September 23, 1962

Francis X. Morris                        Senior Vice President and                5 Years          Mr. Morris has served in various
2005 Market Street                       Senior Portfolio Manager                                  capacities at different times at
Philadelphia, PA 19103                                                                                  Delaware Investments

March 28, 1961

Michael S. Morris                        Vice President and Senior                3 Years         Vice President and Senior Equity
2005 Market Street                            Equity Analyst                                        Analyst of Delaware Investment
Philadelphia, PA 19103                                                                              Advisers, a series of Delaware
                                                                                                       Management Business Trust
September 5, 1968                                                                                           (1999 - Present)

                                                                                                  Financial Analyst - Walnut Street
                                                                                                            Associates
                                                                                                          (1998 - 1999)

                                                                                                   Senior Equity Analyst - Pilgrim
                                                                                                          Baxter & Associates
                                                                                                             (1997 - 1998)

                                                                                                   Equity Analyst - State Teachers
                                                                                                      Retirement Systems of Ohio
                                                                                                            (1996 - 1997)

Christopher A. Moth                     Director, Senior Portfolio               11 Years           Mr. Moth has served in various
3rd Floor                              Manager and Chief Investment                                capacities at different time at
80 Cheapside                                Officer of Delaware                                        Delaware International
London, England                         International Advisers Ltd.
EC2V 6EE

October 17, 1967


                                      Position(s) Held with                                         Principal Occupation(s) During
Name, Address and Birthdate            Delaware  VIP Trust             Length of Time Served                Past 5 Years
--------------------------------- -------------------------------- ------------------------------ ----------------------------------
D. Tysen Nutt, Jr.                       Senior Vice President and           Less than 1 year      Senior Vice President and Senior
2005 Market Street                       Senior Portfolio Manager                                    Portfolio Manager - Delaware
Philadelphia, PA 19103                                                                            Investment Advisers, a series of
                                                                                                  Delaware Management Business Trust
January 27, 1952                                                                                           (2004 - Present)

                                                                                                     Managing Director and Senior
                                                                                                  Portfolio Manager - U.S. Active
                                                                                                    Large Cap Value Team, Merrill
                                                                                                     Lynch Investment Managers
                                                                                                              (1998- 2004)

David G. Tilles                          Managing Director, Chief                13 Years          Mr. Tilles has served in various
3rd Floor                               Executive Officer and Chief                                capacities at different times at
80 Cheapside                          Investment Officer of Delaware                                     Delaware International
London, England                         International Advisers Ltd.
EC2V 6EE

February 17, 1952

Matthew Todorow                        Vice President and Portfolio          Less than 1 year        Vice President and Portfolio
2005 Market Street                                Manager                                           Manager - Delaware Investment
Philadelphia, PA 19103                                                                              Advisers, a series of Delaware
                                                                                                       Management Business Trust
                                                                                                           (2003 - Present)
November 22, 1968
                                                                                                 Executive Director - Morgan Stanley
                                                                                                       Investment Management
                                                                                                           (2001- 2003)

                                                                                                  Portfolio Manager - Morgan Stanley
                                                                                                               Investment

Robert A. Vogel, Jr.                     Vice President and Senior           Less than 1 year    Vice President and Senior Portfolio
2005 Market Street                           Portfolio Manager                                      Manager - Delaware Investment
Philadelphia, PA 19103                                                                            Advisers, a series of Delaware
                                                                                                      Management Business Trust
February 22, 1969                                                                                        (2004 - Present)

                                                                                               Director and Portfolio Manager - U.S.
                                                                                               Active Large Cap Value Team, Merrill
                                                                                                     Lynch Investment Managers
                                                                                                          (2003 - 2004)

                                                                                              Vice President and Portfolio Manager -
                                                                                                 U.S. Active Large Cap Value Team,
                                                                                                 Merrill Lynch Investment Managers
                                                                                                           (1998 - 2003)

Lori P. Wachs                          Vice President and Portfolio              10 Years          Ms. Wachs has served in various
2005 Market Street                                Manager                                          capacities at different times at
Philadelphia, PA 19103                                                                                  Delaware Investments

November 8, 1968


         The following table shows each Trustee's ownership of shares of the Trust and of all Delaware Investments funds as of December 31, 2003.

------------------------------------------- ----------------------------------------- -----------------------------------------
                                                                                          Aggregate Dollar Range of Equity
                                                                                       Securities in All Registered Investment
                                              Dollar Range of Equity Securities in       Companies Overseen by Trustee in
Name                                                       the Trust                       Family of Investment Companies
------------------------------------------- ----------------------------------------- -----------------------------------------
------------------------------------------- ----------------------------------------- -----------------------------------------
Jude T. Driscoll                                              None                                  $1 - $10,000
------------------------------------------- ----------------------------------------- -----------------------------------------

Walter A. Babich                                              None                                 Over $100,000

------------------------------------------- ----------------------------------------- -----------------------------------------
John H. Durham                                                None                                 Over $100,000
------------------------------------------- ----------------------------------------- -----------------------------------------
John A. Fry                                                   None                                 Over $100,000
------------------------------------------- ----------------------------------------- -----------------------------------------
Anthony D. Knerr                                              None                               $10,001 - $50,000
------------------------------------------- ----------------------------------------- -----------------------------------------
Ann R. Leven                                                  None                                 Over $100,000
------------------------------------------- ----------------------------------------- -----------------------------------------
Thomas F. Madison                                             None                               $10,001 - $50,000
------------------------------------------- ----------------------------------------- -----------------------------------------
Janet L. Yeomans                                              None                                      None
------------------------------------------- ----------------------------------------- -----------------------------------------

         The following is a compensation table listing, for each Trustee entitled to receive compensation, the aggregate compensation received from the Trust and the total compensation received from all Delaware Investments funds for the fiscal year ended December 31, 2003, and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of December 31, 2003. Only the independent Trustees of the Trust receive compensation from the Trust.

--------------------------- -------------------- ------------------------ ------------------------ ----------------------------
                                  Aggregate            Pension or                                        Total Compensation
                                 Compensation      Retirement Benefits        Estimated Annual         from the Investment
                                from Delaware      Accrued as Part of          Benefits Upon                Companies in
Name                              VIP Trust           Fund Expenses            Retirement(1)          Delaware Investments(2)
--------------------------- -------------------- ------------------------ ------------------------ ----------------------------
Walter P. Babich                  $10,157                 none                    $61,000                    $94,233
--------------------------- -------------------- ------------------------ ------------------------ ----------------------------
John H. Durham                    $8,777                  none                    $61,000                    $84,233
--------------------------- -------------------- ------------------------ ------------------------ ----------------------------
John A. Fry                       $8,777                  none                    $45,750                    $68,829
--------------------------- -------------------- ------------------------ ------------------------ ----------------------------
Anthony D. Knerr                  $8,875                  none                    $61,000                    $84,941
--------------------------- -------------------- ------------------------ ------------------------ ----------------------------
Ann R. Leven                      $9,830                  none                    $61,000                    $94,983
--------------------------- -------------------- ------------------------ ------------------------ ----------------------------
Thomas F. Madison                 $9,298                  none                    $61,000                    $91,149
--------------------------- -------------------- ------------------------ ------------------------ ----------------------------
Janet L. Yeomans                  $9,298                  none                    $61,000                    $91,149
--------------------------- -------------------- ------------------------ ------------------------ ----------------------------

(1) Under the terms of the Delaware Group Retirement Plan for Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as Trustee/Director for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of December 31, 2003, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent Trustee/Director (other than John A. Fry) currently receives a total annual retainer fee of $61,000 for serving as a Trustee/Director for all 32 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John A. Fry receives a total annual retainer fee of $45,750 for serving as a Trustee/Director for 24 investment companies in Delaware Investments, plus $2,358 for each Board Meeting attended. The following compensation is in the aggregate from all investment companies in the complex. Members of the audit committee receive additional compensation of $2,000 for each meeting. Members of the nominating committee receive additional compensation of $1,500 for each meeting. In addition, the chairpersons of the audit and nominating committees each receive an annual retainer of $5,000 and $1,000, respectively. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $10,000.

         The Board of Trustees has the following committees:

         Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. Three independent trustees comprise the committee. The Audit Committee held three meetings during the Trust's last fiscal year.

         Nominating Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent trustees. Three independent trustees and one interested trustee serve on the committee. The Nominating Committee did not hold any meetings during the Trust's last fiscal year.

         As a group, the officers and Trustees owned less than 1% of the outstanding shares of each class of each Series. As of March 31, 2004, management believes the following accounts held 5% of record or more of the outstanding shares of each Series of the Trust. Management has no knowledge of beneficial ownership of the Trust's shares:

        -------------------------------- --------------------------------------------- ----------------- -------------
        Series                           Name and Address of Account                      Share Amount    Percentage
        ------                           ---------------------------                      ------------    ----------
        -------------------------------- --------------------------------------------- ----------------- -------------
        Delaware VIP Balanced Series     Allmerica Financial Life                           3892697.440        97.37%
        (Standard Class)                 Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
        Delaware VIP Capital Reserves    Allmerica Financial Life                           3110647.571        98.52%
        Series                           Separate Accounts
        (Standard Class)                 440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
        Delaware VIP Cash Reserve        Allmerica Financial Life                          39223717.170        97.96%
        Series                           Separate Accounts
        (Standard Class)                 440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
        Delaware VIP Emerging Markets    Allmerica Financial Life                            764182.850        58.85%
        Series                           Separate Accounts
        (Standard Class)                 440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         Lincoln Life Variable Annuity                       534404.882        41.15%
                                         1300 S Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Lincoln Life National Life                            8245.981        69.46%
                                         1300 S Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         American International Life Assurance                 2901.541        24.44%
                                         Company of New York
                                         Separate Account
                                         Attn:  Sandy Morris, Domestic Accounting
                                         P.O. Box 667 Wilmington, DE 19899
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         Delaware Management Business Trust - DIA               723.378         6.09%
                                         Attn:  Joseph Hastings
                                         2005 Market Street
                                         Philadelphia, PA 19103
        -------------------------------- --------------------------------------------- ----------------- -------------
        Delaware VIP Global Bond Series  Lincoln Life Variable                              7516213.389        91.41%
        (Standard Class)                 1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         Allmerica Financial Life                            705982.696         8.59%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Delaware Management Business Trust - DIA               657.914       100.00%
                                         Attn:  Joseph Hastings
                                         2005 Market Street
                                         Philadelphia, PA 19103
        -------------------------------- --------------------------------------------- ----------------- -------------
        Delaware VIP Growth              Allmerica Financial Life                           4121027.330        97.20%
        Opportunities Series             Separate Accounts
        (Standard Class)                 440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Allmerica Financial Life                           1120299.138       100.00%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
        Delaware VIP High Yield Series   Lincoln Life Variable                              7202491.033        56.71%
        (Standard Class)                 1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         Allmerica Financial Life                           5365602.762        42.25%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Lincoln National Life Company                     15384084.562        99.99%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
        Delaware VIP International       Allmerica Financial Life                           7852725.582        77.96%
        Value Equity Series              Separate Accounts
        (Standard Class)                 440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         Hartford Life Insurance Company                    2056115.890        20.41%
                                         Separate Account
                                         Attn:  Dave Ten Broeck
                                         P.O. Box 2999 Hartford, CT 06104
        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Allmerica Financial Life                              6852.144        94.49%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------



        -------------------------------- --------------------------------------------- ----------------- -------------
        Series                           Name and Address of Account                      Share Amount    Percentage
        ------                           ---------------------------                      ------------    ----------
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         Delaware Management Business Trust - DIA               390.758         5.39%
                                         Attn:  Joseph Hastings
                                         2005 Market Street
                                         Philadelphia, PA 19103
        -------------------------------- --------------------------------------------- ----------------- -------------
        Delaware VIP Large Cap Value     Lincoln National Life Company                      9353537.958        51.21%
        Series                           1300 South Clinton Street
        (Standard Class)                 Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         Allmerica Financial Life                           8519680.024        46.65%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Lincoln National Life Company                      1108342.138        99.97%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
        Delaware VIP REIT Series         Lincoln National Life Company                   22,012,486.397        75.04%
        (Standard Class)                 1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         The Travelers SEP Account                        6,693,357.704        22.82%
                                         For Variable Annuities
                                         One Tower Square 5MS
                                         Hartford, CT 06183
        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Lincoln National Life Company                      5756780.612        99.94%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
        Delaware VIP Select Growth       Allmerica Financial Life                         2,713,750.814       100.00%
        Series                           Separate Accounts
        (Standard Class)                 440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Allmerica Financial Life                            703103.693       100.00%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
        Delaware VIP Small Cap Value     Lincoln Life Variable                              6468069.354        59.50%
        Series                           1300 South Clinton Street
        (Standard Class)                 Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         Allmerica Financial Life                           2231975.985        20.53%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         The Travelers SEP Account for                      1423333.396        13.09%
                                         Variable Annuities
                                         The Travelers Insurance Company
                                         One Tower Square
                                         Hartford, CT 06183
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         Great West Life & Annuity Company                   641522.059         5.90%
                                         FBO Schwab Annuities
                                         8515 E. Orchard Road
                                         Englewood, CO  80111
        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Lincoln Life National Life                        10977048.937        99.59%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------



        -------------------------------- --------------------------------------------- ----------------- -------------
        Series                           Name and Address of Account                      Share Amount    Percentage
        ------                           ---------------------------                      ------------    ----------
        -------------------------------- --------------------------------------------- ----------------- -------------
        Delaware VIP Trend Series        Lincoln National Life Company                     16418709.138        88.13%
        (Standard Class)                 1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         Allmerica Financial Life                           2177188.036        11.69%
                                         Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
        (Service Class)                  Lincoln Life National Life                         2404482.671        99.85%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
        Delaware VIP U.S. Growth Series  Allmerica Financial Life                           1656094.362        94.30%
        (Standard Class)                 Separate Accounts
                                         440 Lincoln Street
                                         Worcester, MA 01653
        -------------------------------- --------------------------------------------- ----------------- -------------
                                         Lincoln National Life Company                       100160.021          5.70
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------
         (Service Class)                 Lincoln National Life Company                      2463106.512       100.00%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46801
        -------------------------------- --------------------------------------------- ----------------- -------------



GENERAL INFORMATION

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Series and for the other mutual funds in the Delaware Investments Family of Funds. The Transfer Agent is paid a fee by each Series for providing these services consisting of an annual per account charge for (i) each open and closed account on the their records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis ("Shareholder Accounts"); and (ii) each account on a retirement processing system ("Retirement Accounts"). These charges are as follows:

                     Shareholder Accounts    $21.25 Per Annum
                     Retirement Accounts     $30.00 Per Annum

         These charges are assessed monthly on a pro rata basis and determined by using the number of Shareholder and Retirement Accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees.

         The Transfer Agent also provides accounting services to each Series. Those services include performing all functions related to calculating each Series net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments Family of Funds for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each Series and the other mutual funds in the Delaware Investments Family of Funds, on an aggregate pro rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculation based on the type and number of classes per Fund.

         The Trust, which was organized as a Maryland corporation in 1987 and reorganized as a Delaware business trust on December 15, 1999, is an open-end registered management investment company. Effective as of May 1, 2002 the name of Delaware Group Premium Fund was changed to Delaware VIP Trust. Also effective as of May 1, 2002, the name of each Series has also been changed to reflect Delaware VIP. For example, "Balanced Series" has become "Delaware VIP Balanced Series'. With the exception of Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP REIT Series, each Series operates as a diversified fund as defined by the 1940 Act. Delaware VIP Emerging Markets, Delaware VIP Global Bond and Delaware VIP REIT Series operate as nondiversified funds as defined by the 1940 Act.

         The Board of Trustees is responsible for overseeing the performance of each Series' investment advisor and determining whether to approve and/or renew each Series' investment management agreements. When the Board considers whether to renew an investment management agreement, it considers various factors that include:

         The nature, extent and quality of the services provided by the investment advisor.

         The investment performance of the fund's assets managed by the investment advisor.

         The fair market value of the services provided by the investment advisor.

         Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

         The extent to which the investment advisor has realized or will realize economies of scale as the fund grows.

         Other benefits accruing to the investment advisor or its affiliates from its relationship with the fund.

         The investment advisor's management of the operating expenses of the fund, such as transaction costs, including how portfolio transactions for the fund are conducted and brokers are chosen.

         In reviewing the investment management agreement for each Series, the Board of Trustees considered the Portfolio's performance relative to its peers and benchmark, the investment process and controls used in managing the Series, the Series' fees and expenses relative to its peers, the experience and qualifications of personnel responsible for managing the Portfolio and quality of other services provided to the Series in addition to investment advice.

         The Board met in executive session to approve the investment management agreements, and was advised by outside counsel as to the adequacy of the materials provided. The Board was supportive of the changes made by the Managers, and felt that management had been responsive to the concerns expressed by the Board during the previous year. The Board considered that the Managers recently instituted a number of changes to the Delaware Investments investment process designed to bolster the services provided to the Series. Such improvements included refinements to the usage of competitive peer group portfolio information and qualitative tools in the investment decision making process, especially in the area of monitoring risk and volatility. The small cap value style benefited from additional quantitative tools that limited the universe of securities to be analyzed on a qualitative basis, and additional analyst support for qualitative analysis. The Board also considered that the Managers recently instituted a number of changes necessary to operate in this heightened regulatory environment, most recently responding to new requirements imposed by Rule 35d-1, Regulation S-P, changes in the corporate governance rules and the Sarbanes-Oxley Act. The Board found that overall the Series' fees to be in line with fees charged to comparable funds in the industry and noted, where relevant, that the investment advisor had implemented fee waivers to reduce the fees of certain Series.

The Board also reviewed the quality of services performed by the investment advisor's affiliates on behalf of each Series, including fund accounting, transfer agent, administrative, and shareholder services. The Board also considered the prestigious DALBAR service awards received by the investment advisor's affiliate for the quality of service it provided to the Series investors.

         The Board also reviewed the quality of services performed by the investment advisor's affiliates on behalf of each Series, including fund accounting, transfer agent, administrative, and shareholder services. The Board also considered the prestigious DALBAR service awards received by the investment advisor's affiliate for the quality of service it provided to the Series' investors.

         Delaware Management is the investment manager of each Series of the Trust other than Delaware VIP International Value Equity, Delaware VIP Global Bond and Delaware VIP Emerging Markets Series. Delaware International is the investment manager of Delaware VIP International Value Equity, Delaware VIP Global Bond and Delaware VIP Emerging Markets Series and is sub-advisor to the Delaware VIP Diversified Income Series. Delaware Management or its affiliate, Delaware International, also manages the other funds in the Delaware Investments family. Although investment decisions for each Series are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Series.

         The Trust, the Manager, the Distributor, the Financial Intermediary Distributor and the Sub-Advisor, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Series, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Trust, the Manager, the Distributor, the Financial Intermediary Distributor and the Sub-advisor are on public file with, and are available from, the SEC.

         The Distributor acts as national distributor for the Trust and for the other mutual funds in the Delaware Investments family. The Distributor offers Trust shares on a continuous basis.

         The JPMorgan Chase Bank, located at Chase Metrotech Center, Brooklyn, New York 11245, serves as the custodian of each Series' assets.

         The Transfer Agent, an affiliate of Delaware Management and Delaware International, acts as shareholder servicing, dividend disbursing and transfer agent for the Trust and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid an annual fee equal to 0.01% of the average daily net assets of each Series. Compensation is approved each year by the Board of Trustees, including a majority of the disinterested Trustees. The Transfer Agent also provides accounting services to the Series. Those services include performing all functions related to calculating each Series' net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Series, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         Delaware Management and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Trust's advisory relationship with Delaware Management or its distribution relationship with the Distributor, Delaware Management and its affiliates could cause the Trust to delete the words "Delaware Group" from the Trust's name.



         Each Series also reserves the right to refuse the purchase side of an exchange request by any person or group if, in Delaware Management's or Delaware International's judgment, the Series would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Purchase exchanges may be restricted or refused if a Series receives or anticipates simultaneous order affecting significant portions of the Series' assets.

         The initial public offering date for the Delaware VIP Large Cap Value, Delaware VIP High Yield, Delaware VIP Capital Reserves, Delaware VIP Cash Reserve and Delaware VIP Balanced Series was July 28, 1988. The initial public offering date for Delaware VIP Growth Opportunities Series was July 2, 1991. Delaware VIP International Value Equity Series commenced operations on October 29, 1992. Delaware VIP Small Cap Value and Delaware VIP Trend Series commenced operations on December 27, 1993. The initial public offering date for Delaware VIP Global Bond Series was May 1, 1996 and for Delaware VIP Emerging Markets Series was May 1, 1997. Delaware VIP REIT Series commenced operations on May 4, 1998. Delaware VIP Select Growth Series commenced operations on May 3, 1999. Delaware VIP U.S. Growth Series commenced operations on November 15, 1999.

         The Delaware VIP Devon Series merged into Delaware VIP Large Cap Value Series on April 25, 2003. Delaware VIP Diversified Income Series commenced operations on May 19, 2003.

Euro
         On January 1, 1999, the European Economic and Monetary Union implemented a new currency unit, the euro, for eleven participating European countries. The countries that initially converted or tied their currencies to the euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Each participating country has begun using the euro for currency transactions on January 1, 2002. Financial transactions and market information, including share quotations and company accounts, in participating countries are denominated in euros. Participating governments issue their bonds in euros, and monetary policy for participating countries are uniformly managed by a central bank, the European Central Bank.

         Although it is not possible to predict the impact of the euro implementation plan on the Trust, the transition to the euro presents unique uncertainties, including: (i) the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; (ii) the establishment and maintenance of exchange rates for currencies being converted into the euro; (iii) the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; (iv) whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and (iv) whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro or on the computer systems used by the Trust's service providers to process the Trust's transactions.

         Further, the process of implementing the euro may adversely affect financial markets outside of Europe and may result in changes in the relative strength and value of the U.S. dollar or other major currencies. The transition to the euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

         These or other factors could cause market disruptions, and could adversely affect the value of securities held by the Trust. Because of the number of countries using this single currency, a significant portion of the assets of the Trust may be denominated in the euro.

Capitalization
         Each Series offers two classes of shares, Standard Class and Service Class. Additional classes of shares may be offered in the future.

         The Trust has at present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. Although all shares have equal voting rights on matters affecting the entire Trust, each Series would vote separately on any matter which affects only that Series, such as certain material changes to investment advisory contracts or as otherwise prescribed by the 1940 Act. Shares of each Series have a priority in that Series' assets, and in gains on and income from the portfolio of that Series. Each Class of each Series represents a proportionate interest in the assets of that Series, and each has the same voting and other rights and preferences, except the Standard Class of a Series may not vote on any matter affecting the Plan under Rule 12b-1 that applies to the Service Class of that Series. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable. All shares participate equally in dividends, and upon liquidation would share equally.

Noncumulative Voting
         Series shares have noncumulative voting rights which means that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC. Shareholders may obtain a copy of the Registration Statement by contacting the SEC in Washington, DC.

FINANCIAL STATEMENTS

         Ernst & Young LLP, 2005 Market Street, Philadelphia, PA 19103-7094, serves as the independent auditors for the Trust and, in its capacity as such, audits the annual financial statements of the Series. Each Series' Statement of Net Assets, Statement of Assets and Liabilities (as applicable), Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, for the fiscal year ended December 31, 2003 are included in each Series' Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A--DESCRIPTION OF RATINGS

Bonds
         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations; extremely strong capacity to pay principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; very strong capacity to pay principal and interest; A--strong ability to pay interest and repay principal; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principal and interest than for higher-rated bonds. BB, B, CCC, CC, C--regarded, on balance, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; D--in default.

         Plus (+) or minus (-) may be added to ratings from AA to CCC to show relative standing within the major rating categories.

         Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         For rating categories Aa to Caa, Moody's includes a 1, 2 or 3 following the rating to designate a high, medium or low rating, respectively

Commercial Paper
         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--degree of safety regarding timely payment is strong; a plus (+) sign denotes extremely strong safety characteristics; A-2--capacity for timely payment is satisfactory; the relative degree of safety is not as high as for issuers designated A-1.

         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--superior quality; P-2--strong quality.

         Excerpts from Fitch, Inc.'s description of its highest ratings: F-1+ --Exceptionally strong quality; F-1 --Very strong quality; F-2 --Good credit quality.

APPENDIX B - INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE
             INVESTMENTS FAMILY

        Following is a summary of the investment objectives of the funds in the Delaware Investments family:

        Delaware Diversified Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high-yield, higher risk securities, investment-grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

        Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

        Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities.

        Delaware Diversified Value Fund seeks capital appreciation with current income as a secondary objective by investing in dividend-paying stocks and income producing securities that are convertible into common stocks. Delaware Large Cap Value Fund seeks high current income and capital appreciation. It invests primarily in dividend-paying stocks of large, well-established companies. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

        Delaware American Services Fund seeks to provide long-term capital growth. It invests primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors. Delaware Small Cap Growth Fund seeks to provide long-term capital growth by investing in common stocks of small growth-oriented or emerging growth companies that we believe offer above average opportunities for long-term price appreciation. Delaware Trend Fund seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

        Delaware Diversified Growth Fund seeks capital appreciation by investing in stocks of companies that have growth potential that exceeds the average anticipated growth rate. Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

        Delaware Dividend Income Fund seeks to provide high current income and the potential for capital appreciation by investing primarily in income generating securities (debt and equity). Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

        Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Delaware Balanced Allocation Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Delaware Income Allocation Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Delaware Growth Allocation Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds. Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes large U.S. companies.

        Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Delaware International Small Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Delaware International Value Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income.

        Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as secondary objective, high current income.

        Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.


        Delaware REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

        Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.



        Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

        Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

        Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

        Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining a dollar-weighted average effective maturity from five to ten years.

        Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

        Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Bond Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital.

        Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

        Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments.

         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

        Delaware VIP Trust offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Delaware VIP Balanced Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Delaware VIP Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Delaware VIP Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Delaware VIP Diversified Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed income securities markets: high-yield, higher risk securities; investment grad fixed-income securities; and foreign government and other foreign fixed-income securities. Delaware VIP Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Delaware VIP Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Delaware VIP Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware VIP High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. Delaware VIP International Value Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. Delaware VIP Large Cap Value Series seeks capital appreciation with current income as a secondary objective. It seeks to achieve its objective by investing primarily in common stocks of large, well-established companies. Delaware VIP REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Delaware VIP Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Delaware VIP Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Delaware VIP Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. Delaware VIP U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high-expected earnings growth rates as compared to other companies in the same industry.

        For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

        Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus.

                                     PART C

                                Other Information


Item 22. Exhibits

                  (a) Agreement and Declaration of Trust.

                           (1) Executed Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

                                    (i)     Executed Amended and Restated
                                            Agreement and Declaration of Trust
                                            (August 22, 2002) incorporated into
                                            this filing by reference to
                                            Post-Effective Amendment No. 40
                                            filed May 19, 2003.

                           (2)      Executed Certificate of Trust (December 17,
                                    1998) incorporated into this filing by
                                    reference to Post-Effective Amendment No. 29 filed December 14, 1999.

                                    (i)     Executed Amendment No. 1 to
                                            Certificate of Trust incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 36
                                            filed April 30, 2002.

                  (b) By-Laws.

                           (1) By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

                                    (i)     Amended and Restated By-Laws
                                            incorporated into this filing by
                                            reference to Post-Effective
                                            Amendment No. 37 filed February 26,
                                            2003.

                  (c) Copies of All Instruments Defining the Rights of Holders.

                           (1) Agreement and Declaration of Trust. Articles III, V, and VI of the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

                                    (i)     Amended and Restated Articles III,
                                            V, and VI of the Agreement and
                                            Declaration of Trust incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 37
                                            filed February 26, 2003.

                           (2) By-Laws. Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

                                    (i)     Amended and Restated Article II of
                                            By-Laws incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 37
                                            filed February 26, 2003.

                  (d) Investment Management Agreements.

                           (1) Executed Investment Management Agreement (December 15, 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 8, 2002.

                                    (i)     Executed Amendment No. 1 (August 21,
                                            2000) to Exhibit A of the Investment
                                            Management Agreement between
                                            Delaware Management Company and the
                                            Registrant incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 34
                                            filed April 30, 2001.

                                    (ii)    Executed Amendment No. 2 (May 20,
                                            2003) to Exhibit A of the Investment
                                            Management Agreement between
                                            Delaware Management Company and the
                                            Registrant attached as Exhibit.

                           (2) Executed Investment Management Agreement (December 15, 1999) between Delaware International Advisers, Ltd. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

                           (3)      Form of Sub-Advisory Agreement (May 20,
                                    2003) between Delaware Management Company (a series of Delaware Management Business Trust) and Delaware International Advisers Ltd. on behalf of VIP Diversified Income Series incorporated into this filing by reference to Post-Effective Amendment No. 40 filed May 19, 2003.

                  (e)      Distribution Agreement.

                           (1)      Executed Distribution Agreement (April 19,
                                    2001) between Delaware Distributors, L.P.
                                    and the Registrant on behalf of each Series incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 8, 2002.

                                    (i)     Executed Amendment No. 1 to Schedule
                                            I (May 20, 2003) to Distribution
                                            Agreement between Delaware
                                            Distributors, L.P. and the
                                            Registrant attached as Exhibit.

                           (2) Executed Financial Intermediary Distribution Agreement (January 1, 2001) between
                                    Delaware Distributors, L.P. and Lincoln
                                    Financial Distributors, Inc. on behalf of the Registrant incorporated into this filing by reference to Post-Effective Amendment
                                    No. 35 filed February 8, 2002.

                                    (i)     Executed Appendix A (December 20,
                                            2001) to Financial Intermediary
                                            Distribution Agreement incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 35
                                            filed February 8, 2002.

                           (3) Executed Amended and Restated Financial Intermediary Distribution Agreement (May 15,
                                    2003) between Delaware Distributors, L.P.
                                    and Lincoln Financial Distributors, Inc. on behalf of the Registrant attached as Exhibit.

                  (f)      Not applicable.

                  (g)      Custodian Agreements.

                           (1) Custodian Agreement (May 1, 1996) between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

                                    (i)     Executed Amendment (July 1, 2001) to
                                            Custodian Agreement between JPMorgan
                                            Chase Bank and the Registrant on
                                            behalf of each Series incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 37
                                            filed February 26, 2003.

                                    (ii)    Letter (December 27, 1996) adding
                                            the High-Yield Opportunities Series
                                            to Custodian Agreement between
                                            JPMorgan Chase Bank and the
                                            Registrant incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 36
                                            filed April 30, 2002.

                                    (iii)   Letter (May 1, 1997) adding
                                            Convertible Securities Series, Devon
                                            Series, Emerging Markets Series,
                                            Social Awareness Series and
                                            Strategic Income Series to the
                                            Custodian Agreement between JPMorgan
                                            Chase Bank and the Registrant
                                            incorporated into this filing by
                                            reference to Post-Effective
                                            Amendment No. 24 filed on April 27,
                                            1998.

                                    (iv)    Letter (April 30, 1998) adding REIT
                                            Series to the Custodian Agreement
                                            between JPMorgan Chase Bank and the
                                            Registrant incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 25
                                            filed on February 12, 1999.

                                    (v)     Letter (May 1, 1999) adding
                                            Aggressive Growth Series to the
                                            Custodian Agreement between JPMorgan
                                            Chase Bank and the Registrant
                                            incorporated into this filing by
                                            reference to Post-Effective
                                            Amendment No. 28 filed on October
                                            15, 1999.

                                    (vi)    Letter (October 15, 1999) adding
                                            U.S. Growth Series to the Custodian
                                            Agreement between JPMorgan Chase
                                            Bank and the Registrant incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 34
                                            filed April 30, 2001.

                                    (vii)   Letter (August 21, 2000) adding the
                                            Technology and Innovation Series to
                                            the Custodian Agreement between
                                            JPMorgan Chase Bank and the
                                            Registrant incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 34
                                            filed April 30, 2001.

                                    (viii)  Letter (January 17, 2002) adding the
                                            Trend Series to the Custodian
                                            Agreement between JPMorgan Chase
                                            Bank and the Registrant incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 35
                                            filed February 8, 2002.

                                    (ix)    Letter (May 5, 2003) adding the
                                            Diversified Income Series to the
                                            Custodian Agreement between JPMorgan
                                            Chase Bank and the Registrant
                                            attached as Exhibit.

                           (2) Executed Securities Lending Agreement (December 22, 1998) between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effect Amendment No. 36 filed April 30, 2002.

                                    (i)     Executed Amendment (October 1, 2002)
                                            to Securities Lending Agreement
                                            between JPMorgan Chase Bank and the
                                            Registrant incorporated into this
                                            filing by reference to
                                            Post-Effective Amendment No. 37
                                            filed February 26, 2003.

                  (h) Other Material Contracts.

                           (1) Executed Shareholders Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 8, 2002.

                                    (i)     Executed Schedule A (May 1, 2002) to
                                            Shareholder Services Agreement
                                            incorporated into this filing by
                                            reference to Post-Effective
                                            Amendment No. 37 filed February 26,
                                            2003.

                                    (ii)    Executed Schedule A (May 20, 2003)
                                            to Shareholder Services Agreement
                                            attached as Exhibit.

                                    (iii)   Executed Schedule B (May 15, 2003)
                                            to Shareholder Services Agreement
                                            attached as Exhibit.

                           (2) Executed Delaware Group of Funds Fund Accounting Agreement (August 19, 1996) (Module) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

                                    (i)     Form of Amendment No. 28 (June 2004)
                                            to Delaware Investments Family of
                                            Funds Fund Accounting Agreement
                                            attached as Exhibit.

                                    (iii)   Executed Schedule B (May 16, 2002)
                                            to the Delaware Group of Funds Fund
                                            Accounting Agreement incorporated
                                            into this filing by reference to
                                            Post-Effective Amendment No. 37
                                            filed February 26, 2003.

                  (i) Opinion of Counsel. Opinion of Counsel (May 14, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 40 filed May 19, 2003.

                  (j) Consent of Auditors. Consent of Auditors attached as Exhibit.

                  (k-l) Not applicable.

                  (m) Plan under Rule 12b-1.

                           (1)      Rule 12b-1 Plan (April 19, 2001)
                                    incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

                  (n) Rule 18f-3 Plan.

                           (1)      Rule 18f-3 Plan (November 16, 2000)
                                    incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 27, 2001.

                  (o) Not applicable.

                  (p) Code of Ethics.

                           (1) Delaware Investments Family of Funds Code of Ethics attached as Exhibit.

                           (2) Delaware Management Business Trust, Delaware International Advisers Ltd., Delaware Distributors, L.P., Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware Service Company, Inc. and Delaware Management Trust Company Code of Ethics attached as Exhibit.

                           (3) Lincoln Financial Distributors, Inc. Code of Ethics (April 2003) incorporated into this filing by reference to Post-Effective Amendment No. 38 filed April 30, 2003.

                  (q) Trustees' Power of Attorney. Incorporated into this filing by reference to Post-Effective Amendment No. 34 filed April 30, 2001.

                           (1) Power of Attorney for Jude T. Driscoll incorporated into this filing by reference to Post-Effective Amendment No. 40 filed May 19, 2003.

Item 24. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

Item 25. Business and Other Connections of Investment Adviser.

               Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments family (Delaware Group Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Group Tax-Free Money Fund, Delaware Pooled Trust, Delaware VIP Trust, Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 26 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

               The following persons serving as directors or officers of the Manager have held the following positions during the past two years. Unless noted, the principal business address of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094


---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*   Positions & Offices with Delaware Management Company and its affiliates and other
                                       Positions & Offices Held
---------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll                       President/Chief Executive Officer of Delaware Management Company, Delaware Investment
                                       Advisers and Delaware Capital Management (each a series of Delaware Management Business
                                       Trust)

                                       Chairman/President/Chief Executive Officer of each fund in the Delaware Investments
                                       Family of Funds

                                       Chairman and Director of Delaware International Advisers Ltd.

                                       President/Chief Executive Officer and Director/Trustee of Delaware Management Holdings,
                                       Inc., DMH Corp, DIAL Holding Company, Inc., Delaware International Holdings Ltd.,
                                       Delaware Investments U.S., Inc., Delaware General Management, Inc., Delaware Management
                                       Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Retirement
                                       Financial Services, Inc., Delaware Management Business Trust, Delaware Distributors,
                                       L.P., Lincoln National Investment Companies, Inc. and LNC Administrative Services
                                       Corporation

                                       President of Delaware Lincoln Cash Management (a series of Delaware Management Business
                                       Trust)

                                       Director of HYPPCO Finance Company Ltd.
---------------------------------------------------------------------------------------------------------------------------------
John C. E. Campbell                    Executive Vice President/Global Marketing & Client Services of Delaware Management
                                       Company (a series of Delaware Management Business Trust)

                                       Executive Vice President/Global Marketing Sales, Client Services & Product Development
                                       and President/Global Institutional Services of Delaware Investment Advisers (a series of
                                       Delaware Management Business Trust)

                                       Director of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Patrick P. Coyne                       Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income of
                                       Delaware Management Company, Delaware Investment Advisers, Delaware Capital
                                       Management (each series of Delaware Management Business Trust), Delaware Management
                                       Holdings, Inc., Delaware Management Business Trust and Lincoln National Investment
                                       Companies, Inc.

                                       Executive Vice President/Managing Director/Head of Equity Investments of each fund in the
                                       Delaware Investments Family of Funds

                                       President and Director of Lincoln National Convertible Securities Fund, Inc. and Lincoln
                                       National Income Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*   Positions & Offices with Delaware Management Company and its affiliates and other
                                       Positions & Offices Held
---------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                     Executive Vice President/Interim Chief Financial Officer/Treasurer/Controller of Delaware
                                       Management Company, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH
                                       Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General
                                       Management, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc.,
                                       Delaware Management Business Trust, Lincoln National Investment Companies, Inc. and LNC
                                       Administrative Services Corporation

                                       Executive Vice President/Chief Financial Officer/Treasurer and Director of Delaware
                                       Management Trust Company

                                       Executive Vice President/Chief Financial Officer of Retirement Financial Services, Inc.
                                       and each fund in the Delaware Investments Family of Funds

                                       Executive Vice President/Interim Chief Financial Officer/Controller of Delaware
                                       Investment Advisers (a series of Delaware Management Business Trust)

                                       Executive Vice President/Interim Chief Financial Officer of Delaware International
                                       Holdings Ltd.

                                       Executive Vice President of Delaware Distributors, Inc. and Delaware Distributors, L.P.
---------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                    Executive Vice President/Chief Operating Officer of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH
                                       Corp., DIAL Holding Company, Inc., Delaware International Holdings, Inc., Delaware
                                       Investments U.S., Inc., Delaware General Management, Inc., Delaware Management Company,
                                       Inc., Delaware Management Business Trust and Lincoln National Investment Companies, Inc.

                                       Executive Vice President/Chief Operating Officer and Director of Delaware Service
                                       Company, Inc., Retirement Financial Services, Inc. and LNC Administrative Services
                                       Corporation

                                       Executive Vice President of Delaware Distributors, Inc., Delaware Distributors, L.P.,

                                       Senior Vice President/Human Resources of Delaware Management Trust Company
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*   Positions & Offices with Delaware Management Company and its affiliates and other
                                       Positions & Offices Held
---------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                    Executive Vice President/General Counsel/Secretary of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Capital Management and Delaware Lincoln Cash Management
                                       (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                       Investments Family of Funds

                                       Executive Vice President/General Counsel/Secretary and Director/Trustee of Delaware
                                       Management Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments
                                       U.S., Delaware General Management, Inc., Delaware Management Company, Inc., Delaware
                                       Service Company, Inc., Delaware Distributors, Inc., Retirement Financial Services, Inc.,
                                       Lincoln National Investment Companies, Inc. and LNC Administrative Services Corporation

                                       Executive President/Deputy General Counsel and Director of Delaware International
                                       Holdings Ltd.

                                       Senior Vice President/General Counsel/Secretary and Director/Trustee of Delaware Management
                                       Business Trust and Delaware Distributors, L.P.

                                       Senior Vice President/General Counsel/Secretary of Delaware Management Trust Company

                                       Vice President/General Counsel of Lincoln National Convertible Securities Fund, Inc. and
                                       Lincoln National Income Fund, Inc.

                                       General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane, Philadelphia, PA.
---------------------------------------------------------------------------------------------------------------------------------
See Yeng Quek                          Executive Vice President/Managing Director/Chief Investment Officer - Fixed
                                       Income of Delaware Management Company, Delaware Investment Advisers and Delaware Lincoln
                                       Cash Management (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds

                                       Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income and
                                       Director/Trustee of Delaware Management Holdings, Inc., Delaware Management Business
                                       Trust and Lincoln National Investment Companies, Inc.

                                       Director/Trustee of DHM Corp., DIAL Holding Company, Inc., Delaware International
                                       Holdings Ltd., Delaware Investments U.S., Inc., Delaware Management Company, Inc.,
                                       Delaware Service Company, Inc. and HYPPCO Finance Company Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Gerald S. Frey                         Managing Director/Chief Investment Officer - Growth Investing of Delaware Management
                                       Company, Delaware Investment Advisers, Delaware Capital Management (each a series of
                                       Delaware Management Business Trust), Delaware Management Holdings, Inc., Delaware
                                       Management Business Trust, Lincoln National Investments Companies, Inc. and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                    Senior Vice President/Operations of Delaware Management Company (a series of Delaware
                                       Management Business Trust), Delaware Service Company, Inc., Delaware Distributors, Inc.,
                                       Retirement Financial Services, Inc. and Delaware Distributors, L.P

                                       Senior Vice President/Operations and Director of Delaware  Management Trust Company
---------------------------------------------------------------------------------------------------------------------------------
Robert L. Arnold                       Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers and Delaware Capital Management (each a series of Delaware Management
                                       Business Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Marshall T. Bassett                    Senior Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)

                                       Senior Vice President/Senior Portfolio Manager of each fund in the Delaware Investments
                                       Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Christopher S. Beck                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Capital Management (each a series of Delaware Management
                                       Business Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*   Positions & Offices with Delaware Management Company and its affiliates and other
                                       Positions & Offices Held
---------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                      Senior Vice President/Investment Accounting of Delaware Management Company, Delaware
                                       Capital Management (each a series of Delaware Management Business Trust), Delaware
                                       Service Company, Inc. and Delaware Distributors, L.P.

                                       Senior Vice President/Treasurer/Investment Accounting of Delaware Investment Advisers (a
                                       series of Delaware Management Business Trust)

                                       Senior Vice President/Manager of Investment Accounting of Delaware International Advisers
                                       Ltd.,

                                       Senior Vice President/Treasurer of each fund in the Delaware Investments Family of Funds

                                       Chief Financial Officer of Lincoln National Convertible Securities Fund, Inc. and Lincoln
                                       National Income Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley                       Senior Vice President/Compliance Director of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH
                                       Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General
                                       Management, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc.,
                                       Delaware Distributors, Inc. Retirement Financial Services, Inc., Delaware Management
                                       Business Trust, Delaware Distributors, L.P., Lincoln National Investment Companies, Inc.,
                                       LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds

                                       Senior Vice President/Compliance Director/Assistant Secretary of Delaware Management
                                       Trust Company
---------------------------------------------------------------------------------------------------------------------------------
Ryan K. Brist                          Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Vice President of Lincoln National Income Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Timothy G. Connors                     Senior Vice President/Chief Investment Officer - Value Investing of Delaware Management
                                       Company, Delaware Investment Advisers (each a series of Delaware Management Business
                                       Trust), Delaware Management Holdings, Inc., Delaware Management Business Trust , Lincoln
                                       National Investment Companies, Inc. and each fund in the Delaware Investments Family of
                                       Funds
---------------------------------------------------------------------------------------------------------------------------------
Nancy M. Crouse                        Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)  and each fund in the Delaware Investment Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
George E. Deming                       Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Director of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Robert J. DiBraccio                    Senior Vice President/Head of Equity Trading of Delaware Management Company, Delaware
                                       Investment Advisers and Delaware Capital Management (each a series of Delaware Management
                                       Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
J. Paul Dokas                          Senior Vice President/Director of Research - Quantitative of Delaware
                                       Management Company, Delaware Investment Advisers (each a series of Delaware Management
                                       Business Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
John B. Fields                         Senior Vice President/Senior Portfolio Manager of Delaware Management
                                       Company, Delaware Investment Advisers (each a series of Delaware Management Business Trust)
                                       and each fund in the Delaware Investments Family of Funds

                                       Trustee of Delaware Management Business Trust
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*   Positions & Offices with Delaware Management Company and its affiliates and other
                                       Positions & Offices Held
---------------------------------------------------------------------------------------------------------------------------------
John A. Heffern                        Senior Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)

                                       Senior Vice President/Senior Portfolio Manager of each fund in the Delaware Investments
                                       Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Carolyn McIntyre(1)                    Senior Vice President/Human Resources of Delaware Management Company, Delaware Investment
                                       Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                                       Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL
                                       Holding Company, Inc., Delaware General Management, Inc., Delaware Management Business
                                       Trust and Lincoln National Investment Companies, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Susan L. Natalini                      Senior Vice President/Global Marketing & Client Services of Delaware Management Company
                                       and Delaware Investment Advisers (each a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Francis X. Morris                      Senior Vice President/Portfolio Manager of Delaware Management Company (a series of
                                       Delaware Management Business Trust)

                                       Senior Vice President/Senior Portfolio Manager of Delaware Investment Advisers (a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Vice President/Senior Portfolio Manager of Delaware General Management, Inc.

                                       Vice President/Senior Equity Analyst of Delaware Capital Management (a series of Delaware
                                       Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
John J. O'Connor                       Senior Vice President/Investment Accounting of Delaware Management Company
                                       (a series of Delaware Management Business Trust) and Delaware Service Company, Inc.

                                       Senior Vice President/Investment Accounting/Assistant Treasurer of Delaware Investment
                                       Advisers (a series of Delaware Management Business Trust)

                                       Senior Vice President/Assistant Treasurer of each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Philip R Perkins(2)                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company and
                                       Delaware Investment Adviser (each a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Timothy L. Rabe                        Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)  and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Paul M. Ross                           Senior Vice President/Global Marketing & Client Services of Delaware Management Company
                                       and Delaware Investment Advisers (each a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
James L. Shields                       Senior Vice President/Chief Information Officer of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Capital Management (each a series of Delaware Management
                                       Business Trust), Delaware Service Company, Inc., Retirement Financial Services, Inc. and
                                       Delaware Distributors, L.P.
---------------------------------------------------------------------------------------------------------------------------------
David Starer(3)                        Senior Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Management
                                       Company, Delaware Investment Advisers (each a series of Delaware Management Business
                                       Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Ward W. Tatge                          Senior Vice President/Director of Fixed Income Research of Delaware Management Company,
                                       Delaware Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Gary T. Abrams                         Vice President/Equity Trader of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Christopher S. Adams                   Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Management Company (a
                                       series of Delaware Management Business Trust) and each fund in the Delaware Investments
                                       Family of Funds

                                       Vice President/Senior Equity Analyst I of Delaware Investment Advisers (a series of
                                       Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*   Positions & Offices with Delaware Management Company and its affiliates and other
                                       Positions & Offices Held
---------------------------------------------------------------------------------------------------------------------------------
Damon J. Andres                        Vice President/Senior Fixed Income Portfolio Manager I of Delaware Management Company
                                       (a series of Delaware Management Business Trust)

                                       Vice President/Senior Portfolio Manager of each fund in the Delaware Investments Family of Funds

                                       Vice President/Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                       Management Business Trust)

                                       Vice President of Lincoln National Convertible Securities Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Joseph Baxter                          Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware
                                       Management Business Trust) and each fund
                                       in the Delaware Investments Family of
                                       Funds
---------------------------------------------------------------------------------------------------------------------------------
Richard E. Biester                     Vice President/Equity Trader of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Vincent A. Brancaccio                  Vice President/Senior Equity Trader of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Michael P. Buckley                     Vice President/Portfolio Manager/Director of Municipal Research of Delaware Management
                                       Company and Delaware Investment Advisers (each a series of Delaware Management Business
                                       Trust)

                                       Vice President/Portfolio Manager/Senior Municipal Bond Analyst of each fund in the Delaware
                                       Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
MaryEllen M. Carrozza                  Vice President/Client Services of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust), Delaware General
                                       Management, Inc. and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Stephen R. Cianci                      Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Vice President/Portfolio Manager of Delaware Capital Management (a series of Delaware
                                       Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
David F. Connor                        Vice President/Deputy General Counsel/Assistant Secretary of Delaware Management Company,
                                       Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash
                                       Management (each a series of Delaware Management Business Trust), Delaware Management
                                       Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc.,
                                       Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors,
                                       Inc. Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware
                                       Management Business Trust, Delaware Distributors, L.P., Lincoln National Investment
                                       Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware
                                       Investments Family of Funds

                                       Secretary of Lincoln National Convertible Securities Fund, Inc. and Lincoln National
                                       Income Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Scott E. Decatur(4)                    Vice President/Senior Equity Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investment Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Joseph F. DeMichele                    Vice President/High Grade Trading of Delaware Management Company (a series of Delaware
                                       Management Business Trust)

                                       Vice President/Senior High Grade Trading of Delaware Investment Advisers (a series of
                                       Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*   Positions & Offices with Delaware Management Company and its affiliates and other
                                       Positions & Offices Held
---------------------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                       Vice President/Taxation of Delaware Management Company, Delaware Investment Advisers,
                                       Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware
                                       Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL Holding
                                       Company, Inc., Delaware General Management, Inc., Delaware Management Company, Inc.,
                                       Delaware Service Company, Inc., Delaware Distributors, Inc. Retirement Financial
                                       Services, Inc., Delaware Management Business Trust, Delaware Distributors, L.P., Lincoln
                                       National Investment Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Phoebe W. Figland                      Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                                       Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                                       Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Joseph Fiorilla                        Vice President/Trading Operations of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Charles E. Fish                        Vice President/Senior Equity Trader of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Clifford M. Fisher(5)                  Vice President/Senior Bond Trader of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Denise A. Franchetti                   Vice President/Portfolio Manager/Municipal Bond Credit Analyst of Delaware Management
                                       Company, Delaware Investment Advisers (each a series of Delaware Management Business
                                       Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Brian Funk                             Vice President/High Yield Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
James A. Furgele                       Vice President/Investment Accounting of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust), Delaware Service Company,
                                       Inc. and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Brent C. Garrells                      Vice President/ High Yield Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Daniel V. Geatens                      Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                                       Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                                       Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Stuart M. George                       Vice President/Equity Trader of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Robert E. Ginsberg                     Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Management Company (a
                                       series of Delaware Management Business Trust) and each fund in the Delaware Investments
                                       Family of Funds

                                       Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Investment Advisers (a
                                       series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Barry Gladstein                        Vice President/Portfolio Analyst of Delaware Management Company and Delaware Investment
                                       Advisers (a series of Delaware Management Business Trust)

                                       Vice President/Equity Analyst of Delaware Capital Management (a series of Delaware
                                       Management Business Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Paul Grillo                            Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                       Vice President/Portfolio Manager of Delaware Capital Management (a series of Delaware
                                       Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Brian T. Hannon                        Vice President/Equity Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*   Positions & Offices with Delaware Management Company and its affiliates and other
                                       Positions & Offices Held
---------------------------------------------------------------------------------------------------------------------------------
Jonathan Hatcher(6)                    Vice President/Senior High Yield Trader of Delaware Management Company (a series of
                                       Delaware Management Business Trust)

                                       Vice President/Senior High Yield Analysis of Delaware Investment Advisers (a series of
                                       Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Jeffrey W. Hynoski                     Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Cynthia Isom                           Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Kenneth R. Jackson                     Vice President/Equity Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Steven T. Lampe                        Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers, Delaware Capital Management (each a series of Delaware Management Business
                                       Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Kevin S. Lee                           Vice President/Assistant Controller of Delaware Management Company, Delaware Investment
                                       Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                                       Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL
                                       Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General Management,
                                       Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                       Distributors, Inc. Retirement Financial Services, Inc., Delaware Management Trust
                                       Company, Delaware Management Business Trust, Delaware Distributors, L.P., Lincoln
                                       National Investment Companies, Inc., LNC Administrative Services Corporation and LNC
                                       Administrative Services Corporation
---------------------------------------------------------------------------------------------------------------------------------
SooHee Lee-Lim                         Vice President/Client Services of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.               Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Michael S. Morris                      Vice President/Portfolio Manager of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)

                                       Vice President/Senior Equity Analyst of each fund in the Delaware Investments Family of
                                       Funds
---------------------------------------------------------------------------------------------------------------------------------
John R. Murray                         Vice President/Senior Equity Analyst of Delaware Management Company (a series of Delaware
                                       Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Brian L. Murray. Jr.(7)                Vice President/Associate General Counsel/Assistant Secretary of Delaware Management
                                       Company, Delaware Investment Advisers, Delaware Capital Management (each a series of
                                       Delaware Management Business Trust), Delaware Service Company, Inc., Delaware
                                       Distributors, Inc., Retirement Financial Services, Inc., Delaware Management Business
                                       Trust, Delaware Distributors, L.P., and each fund in the Delaware Investments Family of
                                       Funds
---------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                      Vice President/Associate General Counsel/Assistant Secretary of Delaware Management
                                       Company, Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash
                                       Management (each a series of Delaware Management Business Trust), Delaware Management
                                       Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc.,
                                       Delaware General Management, Inc., Delaware Management Company, Inc., Delaware Service
                                       Company, Inc., Delaware Distributors, Inc. Retirement Financial Services, Inc., Delaware
                                       Management Business Trust, Delaware Distributors, L.P., Lincoln National Investment
                                       Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware
                                       Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Philip O. Obazee(8)                    Vice President/Derivatives Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*   Positions & Offices with Delaware Management Company and its affiliates and other
                                       Positions & Offices Held
---------------------------------------------------------------------------------------------------------------------------------
Donald G. Padilla                      Vice President/Equity Analyst II of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)

                                       Vice President/Equity Analyst of each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Richard Salus                          Vice President/Deputy Controller of Delaware Management Company, Delaware Investment
                                       Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                                       Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL
                                       Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General Management,
                                       Inc., Delaware Management Company, Inc., Lincoln National Investment Companies, Inc., LNC
                                       Administrative Services Corporation and LNC Administrative Services Corporation

                                       Vice President/Assistant Controller of Delaware International Holdings Ltd., Delaware
                                       Service Company, Inc., Delaware Distributors, Inc., Retirement Financial Services, Inc.,
                                       Delaware Management Trust Company, Delaware Management Business Trust and Delaware
                                       Distributors, L.P.
---------------------------------------------------------------------------------------------------------------------------------
Kevin C. Schildt                       Vice President/Senior Municipal Credit Analyst of Delaware Management Company and
                                       Delaware Investment Advisers (each a series of Delaware Management Business Trust)

                                       Vice President/Senior Research Analyst of each fund in the Delaware Investments Family of
                                       Funds
---------------------------------------------------------------------------------------------------------------------------------
Richard D. Seidel                      Vice President/Assistant Controller/Manager - Payroll of Delaware Management Company,
                                       Delaware Investment Advisers, Delaware Lincoln Cash Management (each a series of Delaware
                                       Management Business Trust), Delaware Investments, U.S., Delaware General Management,
                                       Inc., Delaware Management Company, Inc., Delaware Distributors, Inc., Retirement
                                       Financial Services, Inc., Delaware Management Business Trust, Lincoln Investment
                                       Companies, Inc. and LNC Administrative Services Corporation

                                       Vice President/Assistant Treasurer of Delaware Capital Management (a series of Delaware
                                       Management Business Trust), Delaware Management Holdings, Inc., DHM Corp., DIAL Holding
                                       Company, Inc., Delaware Service Company, Inc. and Delaware Distributors, L.P.
---------------------------------------------------------------------------------------------------------------------------------
Brenda L. Sprigman                     Vice President/Business Manager - Fixed Income of Delaware Management Company and
                                       Delaware Investment Advisers (each a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
Matthew J. Stephens                    Vice President/Senior High Grade Analyst of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Michael T. Taggart                     Vice President/Facilities & Administrative Services of Delaware Management Company,
                                       Delaware Investment Advisers (each a series of Delaware Management Business Trust),
                                       Delaware Service Company, Inc., Delaware Distributors, Inc. and Delaware Distributors, L.P.
---------------------------------------------------------------------------------------------------------------------------------
Lori P. Wachs                          Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Laura Wagner                           Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                                       Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                                       Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Chris Welker                           Vice President/Senior High Grade Trader of Delaware Management Company and Delaware
                                       Investment Advisers (each a series of Delaware Management Business Trust)
---------------------------------------------------------------------------------------------------------------------------------
James J. Wright                        Vice President/Senior Equity Analyst of Delaware Management Company, Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                       Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
Erik E. Zipf                           Vice President/Equity Analyst II of Delaware Management Company and Delaware Investment
                                       Advisers (each a series of Delaware Management Business Trust)

                                       Vice President/Equity Analyst of each fund in the Delaware Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------
(1) HEAD OF HUMAN RESOURCES, Lincoln Life, 2001-2003.
(2) MANAGING DIRECTOR/GLOBAL MARKETS, Deutsche Bank, 1998-2003.
(3) SENIOR QUANTITATIVE ANALYST, Jacobs Levy Equity Management, 1996-2001.
(4) QUANTITATIVE INVESTMENT PROFESSIONAL, Grantham, Mayo, VanOtterloo & Co., 1997-2002.
(5) VICE PRESIDENT/MUNICIPAL BOND, Advest, Inc., 1999-2002.
(6) SENIOR RESEARCH ANALYST, Strong Capital Management, 2000-2002.
(7) ASSOCIATE CORPORATE COUNSEL, Franklin Templeton Investments, 1998-2002.
(8) VICE PRESIDENT/QUANTITATIVE RESEARCH GROUP, First Union Capital Markets Corporation, 1998-2001.
----------------------------------------------------------------------------------------------------------------------------------

               Information regarding the directors and officers of Delaware International and the positions held with the Registrant during the past two years is provided below. Unless noted, the principal business address of Delaware International is Third Floor, 80 Cheapside, London, England EC2V 6EE.

---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address    Positions & Offices with Delaware International and its affiliates and other Positions &
                                       Offices Held
---------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll*                      Chairman and Director of Delaware International Advisers Ltd.

                                       President/Chief Executive Officer of Delaware Management Company, Delaware Investment
                                       Advisers and Delaware Capital Management (each a series of Delaware Management Business
                                       Trust)

                                       Chairman and President of each fund in the Delaware Investments Family of Funds

                                       President/Chief Executive Officer and Director/Trustee of Delaware Management Holdings,
                                       Inc., DMH Corp, DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware
                                       General Management, Inc., Delaware Management Company, Inc., Delaware Distributors, Inc.,
                                       Delaware Management Business Trust and Lincoln National Investment Companies, Inc.

                                       President of Delaware Lincoln Cash Management (a series of Delaware Management Business
                                       Trust)

                                       Interim Chief Executive Officer and Director of Delaware International Holdings Ltd.

                                       Director of Delaware Service Company, Inc., Retirement Financial Services, Inc., Delaware
                                       Distributors, L.P., LNC Administrative Services Corporation and HYPPCO Finance Company Ltd.
---------------------------------------------------------------------------------------------------------------------------------
David G. Tilles                        Chief Executive Officer, Managing Director, Chief Investment Officer and Director of
                                       Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
John C. E. Campbell*                   Director of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
George E. Deming*                      Director of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Elizabeth A. Desmond                   Regional Research Director and Director of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
John Emberson                          Chief Operating Officer, Finance Director, Company Secretary and Director of Delaware
                                       International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Clive A. Gillmore                      Deputy Managing Director and Director of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
John Kirk                              Director of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Nigel G. May                           Regional Research Director and Director of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Christopher A. Moth                    Chief Investment Officer - Global Fixed Income & Currencies of Delaware International
                                       Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Hamish O. Parker                       Director of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Robert Akester                         Senior Portfolio Manager of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Fiona A. Barwick                       Senior Portfolio Manager of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Joanna Bates                           Senior Portfolio Manager of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Ormala Krishnan                        Senior Portfolio Manager of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Emma R. E. Lewis                       Senior Portfolio Manager of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Hywel W. Morgan                        Chief Economist and Senior Portfolio Manager of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Hugh A. Serjeant                       Senior Investment Research Manager of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
James S. Beveridge                     Senior Trading Manager of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Len Johnson                            Senior Vice President/Client Services of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Brendan Baker                          Economist/Senior Research Analyst of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Nigel A. Bliss                         Portfolio Manager of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address    Positions & Offices with Delaware International and its affiliates and other Positions &
                                       Offices Held
---------------------------------------------------------------------------------------------------------------------------------
Richard J. Ginty                       Portfolio Manager of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Dinash Lakhani                         Senior Research Analyst of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Ginny Y. Lee                           Portfolio Manager of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Russell J. Mackie                      Portfolio Manager of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Andrew Miller                          Portfolio Manager of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Bilgin Soylu                           Senior Research Analyst of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
David J. Wakefield                     Economist/Senior Research Analyst of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Jason R. Andrews                       Investment Administration Manager of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
John L. Barrett                        Head of Compliance / MLRO of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Paul J. Fournel                        I.T. Manager of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Rufus A. Gilday                        Trader - Fixed Income of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Sarah L. Griffiths                     Personnel/Premises Manager of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Brian Heywood                          Implementation Manager of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Jennifer E. Phimister                  Manager, Client Services of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Adrian L. Rowe                         Finance Manager of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Warren D. Shirvell                     Operations Manager of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------
Arthur van Hoogstraten                 I.T. Programme Manager of Delaware International Advisers Ltd.
---------------------------------------------------------------------------------------------------------------------------------

* Business address is 2005 Market Street, Philadelphia, PA 19103-7094.


Item 26.       Principal Underwriters.

                  (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds.

                  (b)(1) Information with respect to each officer or partner of the principal underwriter and the Registrant is provided below. Unless noted, the principal business address of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.

---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address           Positions & Offices with Underwriter       Positions & Offices with Registrant
---------------------------------------------------------------------------------------------------------------------------------
Delaware Distributors, Inc.                   General Partner                            None
---------------------------------------------------------------------------------------------------------------------------------
Delaware Capital Management                   Limited Partner                            None
---------------------------------------------------------------------------------------------------------------------------------
Delaware Investment Advisers                  Limited Partner                            None
---------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscol(l)                            President/Chief Executive Officer          Chairman/President
---------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                            Executive Vice President                   Executive Vice President/Chief
                                                                                         Financial Officer
---------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                           Executive Vice President                   Senior Vice President/Human Resources
---------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                           Executive Vice President/General           Senior Vice President/General Counsel/
                                              Counsel/ Secretary                         Secretary
---------------------------------------------------------------------------------------------------------------------------------
Diane M. Anderson                             Senior Vice President/Retirement           None
                                              Operations
---------------------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                           Senior Vice President/Operations           None
---------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                             Senior Vice President/Investment           Senior Vice President/Treasurer
                                              Accounting
---------------------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley                              Senior Vice President/Compliance Director  Senior Vice President/Compliance
                                                                                         Director
---------------------------------------------------------------------------------------------------------------------------------
Kevin J. Lucey                                Senior Vice President/Chief of Sales,      None
                                              Client Services & Marketing
---------------------------------------------------------------------------------------------------------------------------------
Thomas M McConnel(l)                          Senior Vice President/Senior 529 Plans     None
                                              Product Manager
---------------------------------------------------------------------------------------------------------------------------------
Carolyn McIntyre                              Senior Vice President/Human Resources      Nine
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address           Positions & Offices with Underwriter       Positions & Offices with Registrant
---------------------------------------------------------------------------------------------------------------------------------
James L. Shields                              Senior Vice President/Chief Information    None
                                              Officer
---------------------------------------------------------------------------------------------------------------------------------
Daniel H. Carlson                             Vice President/Marketing Services          None
---------------------------------------------------------------------------------------------------------------------------------
Elisa C. Colkitt                              Vice President/Broker Dealer Operations    None
                                              & Service Support
---------------------------------------------------------------------------------------------------------------------------------
David F. Connor                               Vice President/Deputy General              Vice President/Deputy General
                                              Counsel/Assistant Secretary                Counsel/Assistant Secretary
---------------------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                              Vice President/Taxation                    Vice President/Taxation
---------------------------------------------------------------------------------------------------------------------------------
Susan T. Friestedt                            Vice President/Retirement Services         None
---------------------------------------------------------------------------------------------------------------------------------
Edward M. Grant                               Vice President/Defined Contribution        None
                                              Sales Manager
---------------------------------------------------------------------------------------------------------------------------------
Jeffrey M. Kellogg                            Vice President/Senior Product              None
                                              Manager/Communications Manager
---------------------------------------------------------------------------------------------------------------------------------
Kevin S. Lee                                  Vice President/Assistant Controller        None
---------------------------------------------------------------------------------------------------------------------------------
Patricia McWilliams                           Vice President/Client Services             None
---------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                             Vice President/Associate General           Vice President/Associate General
                                              Counsel/Assistant Secretary                Counsel/Assistant Secretary
---------------------------------------------------------------------------------------------------------------------------------
Brian L. Murray, Jr.                          Vice President/Associate General           Vice President/Associate General
                                              Counsel/Assistant Secretary                Counsel/Assistant Secretary
---------------------------------------------------------------------------------------------------------------------------------
Robinder Pal                                  Vice President/Senior Retail               None
                                              e-Business/Production Services Manager
---------------------------------------------------------------------------------------------------------------------------------
Richard  Salus                                Vice President/Assistant Controller        None
---------------------------------------------------------------------------------------------------------------------------------
Richard D. Seidel                             Vice President/Assistant Controller        None
---------------------------------------------------------------------------------------------------------------------------------
Michael T. Taggart                            Vice President/Facilities &                None
                                              Administrative Services
---------------------------------------------------------------------------------------------------------------------------------
Joseph T. Van Thuyne                          Vice President/Human Resources Generalist  None
---------------------------------------------------------------------------------------------------------------------------------

                  (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

                  (b)(2) Information with respect to each officer or partner of LFD and the Registrant is provided below. Unless noted, the principal business address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address           Positions & Offices with LFD               Positions & Offices with Registrant
---------------------------------------------------------------------------------------------------------------------------------
Westley V. Thompson                           President/Chief Executive Officer and      None
                                              Director
---------------------------------------------------------------------------------------------------------------------------------
David M. Kittredge                            Senior Vice President/Chief Operating      None
                                              Officer and Director
---------------------------------------------------------------------------------------------------------------------------------
Margaret Skinner                              Senior Vice President                      None
---------------------------------------------------------------------------------------------------------------------------------
Frederick J. Crawford(1)                      Vice President/Treasurer                   None
---------------------------------------------------------------------------------------------------------------------------------
Patrick Caufield(2)                           Vice President/Chief Compliance Officer    None
---------------------------------------------------------------------------------------------------------------------------------
Keith J. Ryan(3)                              Financial Officer                          None
---------------------------------------------------------------------------------------------------------------------------------
Cynthia A. Rose(3)                            Secretary                                  None
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
(1) 1500 Market Street, Philadelphia, PA 19103.
(2) 350 Church Street, Hartford, CT 06103
(3) 1300 Clinton Street, Fort Wayne, IN 46802
----------------------------------------------------------------------------------------------------------------------------------

                  (c)      Not Applicable.

Item 27. Location of Accounts and Records. All accounts and records are maintained in Philadelphia at 2005 Market Street, Philadelphia, PA 19103-7094, in London at Third Floor, 80 Cheapside, London, England EC2V 6EE, in New York at 630 Fifth Avenue, New York, NY 10111, or in Fort Wayne at 200 East Berry Street, Fort Wayne, IN 46802 or 1300 S. Clinton Street, Fort Wayne, IN 46802.

Item 28.    Management Services.  None.

Item 29.    Undertakings.  None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 26th day of April, 2004.

                                                     DELAWARE VIP TRUST



                                                     By      Jude T. Driscoll
                                                        ------------------------
                                                             Jude T. Driscoll
                                                                 President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


                 Signature                                           Title                                       Date
--------------------------------------------   --------------------------------------------------         ----------------



Jude T. Driscoll                            *  President/Chief Executive Officer (Principal               April 26, 2004
---------------------------------------------  Executive Officer) and Trustee
Jude T. Driscoll

                                            *  Trustee                                                    April 26, 2004
---------------------------------------------
Walter P. Babich

                                            *  Trustee                                                    April 26, 2004
---------------------------------------------
John H. Durham

                                            *  Trustee                                                    April 26, 2004
---------------------------------------------
John A. Fry

                                            *  Trustee                                                    April 26, 2004
---------------------------------------------
Anthony D. Knerr

                                            *  Trustee                                                    April 26, 2004
---------------------------------------------
Ann R. Leven

                                            *  Trustee                                                    April 26, 2004
---------------------------------------------
Thomas F. Madison

                                            *  Trustee                                                    April 26, 2004
---------------------------------------------
Janet L. Yeomans

                                            *  Executive Vice President/Chief Financial Officer           April 26, 2004
---------------------------------------------  (Principal Accounting Officer)
Joseph H. Hastings

                             * By:    Jude T. Driscoll
                                  -----------------------
                                      Jude T. Driscoll
                                  as Attorney-in-Fact for
                                each of the persons indicated



                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



















                                    Exhibits

                                       to

                                    Form N-1A

















             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.                Exhibit
-----------                --------

EX-99.D1ii                 Executed Amendment No. 2 (May 20, 2003) to Exhibit A of the Investment Management Agreement
                           between Delaware Management Company and the Registrant

EX-99.E1i                  Executed Amendment No. 1 to Schedule I (May 20, 2003) to Distribution Agreement between Delaware
                           Distributors, L.P. and the Registrant

EX-99.E3                   Executed Amended and Restated Financial Intermediary Distribution Agreement (May 15, 2003)
                           between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc. on behalf of the
                           Registrant

EX-99.G1ix                 Letter (May 5, 2003) adding the Delaware VIP
                           Diversified Income Series to the Custodian Agreement
                           between JPMorgan Chase Bank and the Registrant

EX-99.H1ii                 Executed Schedule A (May 20, 2003) to Shareholder Services Agreement

EX-99.H1iii                Executed Schedule B (May 15, 2003) to Shareholder Services Agreement

EX-99.H2i                  Form of Amendment No. 28 (June 2004) to Delaware Investments Family of Funds Fund Accounting
                           Agreement

EX-99.J                    Consent of Auditors

EX-99.P1                   Delaware Investments Family of Funds Code of Ethics

EX-99.P2                   Delaware Management Business Trust, Delaware International Advisers Ltd., Delaware Distributors,
                           L.P., Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware Service
                           Company, Inc. and Delaware Management Trust Company Code of Ethics

